UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-05188

AMERICAN CENTURY VARIABLE PORTFOLIOS, INC.
(Exact name of registrant as specified in charter)

4500 MAIN STREET, KANSAS CITY, MISSOURI	64111
(Address of principal executive offices)	(Zip Code)

CHARLES A. ETHERINGTON 4500 MAIN STREET, KANSAS CITY, MISSOURI 64111
(Name and address of agent for service)

Registrant’s telephone number, including area code:	816-531-5575

Date of fiscal year end:	12-31

Date of reporting period:	12-31-2016

ITEM 1. REPORTS TO STOCKHOLDERS.

Annual Report

December 31, 2016

VP Balanced Fund

Any opinions expressed in this report reflect those of the author as of the date of the report, and do not necessarily represent the opinions of American Century Investments® or any other person in the American Century Investments organization. Any such opinions are subject to change at any time based upon market or other conditions and American Century Investments disclaims any responsibility to update such opinions. These opinions may not be relied upon as investment advice and, because investment decisions made by American Century Investments funds are based on numerous factors, may not be relied upon as an indication of trading intent on behalf of any American Century Investments fund. Security examples are used for representational purposes only and are not intended as recommendations to purchase or sell securities. Performance information for comparative indices and securities is provided to American Century Investments by third party vendors. To the best of American Century Investments’ knowledge, such information is accurate at the time of printing.

Performance

Total Returns as of December 31, 2016
			Average Annual Returns
	Ticker Symbol	1 year	5 years	10 years	Since Inception	Inception Date
Class I	AVBIX	6.99%	8.49%	5.49%	—	5/1/91
Blended Index	—	8.31%	9.69%	6.21%	—	—
S&P 500 Index	—	11.96%	14.64%	6.94%	—	—
Bloomberg Barclays U.S. Aggregate Bond Index	—	2.65%	2.23%	4.34%	—	—
Class II	AVBTX	—	—	—	4.67%	5/2/16
Average annual returns since inception are presented when ten years of performance history is not available.
Fund returns would have been lower if a portion of the fees had not been waived. The blended index combines monthly returns of two widely known indices in proportion to the asset mix of the fund. The S&P 500 Index represents 60% of the index and the remaining 40% is represented by the Bloomberg Barclays U.S. Aggregate Bond Index.

The performance information presented does not include charges and deductions imposed by the insurance company separate account under the variable annuity or variable life insurance contracts. The inclusion of such charges could significantly lower performance. Please refer to the insurance company separate account prospectus for a discussion of the charges related to insurance contracts.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Total returns for periods less than one year are not annualized. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. To obtain performance data current to the most recent month end, please call 1-800-345-6488 or visit ipro.americancentury.com (for Investment Professionals). For additional information about the fund, please consult the prospectus.

Growth of $10,000 Over 10 Years
$10,000 investment made December 31, 2006
Performance for other share classes will vary due to differences in fee structure.

Value on December 31, 2016
Class I — $17,066

Blended Index — $18,268

S&P 500 Index — $19,572

Bloomberg Barclays U.S. Aggregate Bond Index — $15,300

Ending value of Class I would have been lower if a portion of the fees had not been waived.

Total Annual Fund Operating Expenses
Class I	Class II
0.91%	1.16%
The total annual fund operating expenses shown is as stated in the fund’s prospectus current as of the date of this report. The prospectus may vary from the expense ratio shown elsewhere in this report because it is based on a different time period, includes acquired fund fees and expenses, and, if applicable, does not include fee waivers or expense reimbursements.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Total returns for periods less than one year are not annualized. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. To obtain performance data current to the most recent month end, please call 1-800-345-6488 or visit ipro.americancentury.com (for Investment Professionals). For additional information about the fund, please consult the prospectus.

Portfolio Commentary

Equity Portfolio Managers: Claudia Musat and Steven Rossi
Fixed-Income Portfolio Managers: Dave MacEwen, Bob Gahagan, and Brian Howell

In May 2016, portfolio manager Bill Martin left the fund's management team, as an equity portfolio manager. In November 2016, Steven Rossi joined the fund's management team, as an equity portfolio manager.

Performance Summary

VP Balanced returned 6.99%* for the fiscal year ended December 31, 2016. By comparison, the fund’s benchmark (a blended index consisting of 60% S&P 500 Index and 40% Bloomberg Barclays U.S. Aggregate Bond Index) returned 8.31%. The equity portion of VP Balanced underperformed its benchmark, while the fixed-income component slightly outperformed the broad bond market (11.96% return of the S&P 500 Index, and 2.65% return of the Bloomberg Barclays U.S. Aggregate Bond Index).

Energy Stocks Leading Equity Detractors

Investments in the energy sector were a main driver of underperformance, particularly choices among oil, gas, and consumable fuels holdings. Leading detractors included CVR Energy, a portfolio-only investment, which fell on overall sector declines as the price of oil trended downward during the first three months of the fiscal year. The petroleum refiner and nitrogen fertilizer manufacturer’s stock price came under further pressure following a larger-than-predicted loss in the fourth-quarter of 2015, which was reported in 2016’s first quarter. An overweight position, relative to the benchmark, in Tesoro, another oil refiner, also weighed on sector results. The company’s low refining margins, which were attributed to unplanned downtime at its Los Angeles refinery, led to a fourth-quarter 2015 earnings miss, which was reported in January 2016. We eliminated our holding of CVR Energy as it no longer met the fund’s investment criteria. We also no longer hold Tesoro as its growth and quality scores declined significantly.

Financials holdings also pressured relative gains. Our underweight in banks was the key factor driving underperformance in the sector. For example, the portfolio was underweight Bank of America and JPMorgan Chase. The results of November’s presidential election caused bank stocks to soar, reflecting the sharp post-election rise in interest rates and Trump’s vow to deregulate banking and cut taxes. Our positioning is justified given that the growth, quality, and sentiment profile of both companies remains weak.

The real estate sector was also an area of relative weakness, especially positioning in real estate management and development companies. Our portfolio-only allocation to commercial real estate services firm Jones Lang LaSalle was a leading detractor. Concerns that the commercial real estate business is near another peak weighed on the shares. In addition, the company’s earnings for 2015’s fourth quarter fell short of expectations, largely due to foreign currency headwinds, as more than half the company’s revenues are sourced outside the U.S. We subsequently exited the position as the company’s growth, sentiment, and quality factors weakened considerably.

Information Technology Stocks Led Relative Equity Contributors

The leading contribution to relative results came from the information technology sector, thanks to positioning in the semiconductor industry and stock selection among software and IT services

*All fund returns referenced in this commentary are for Class I shares. Fund returns would have been lower if a portion of the fees had not been waived. Performance for other share classes will vary due to differences in fee structure; when Class I performance exceeds that of the fund's benchmark, other share classes may not. See page 2 for returns for all share classes.

firms. An overweight position in Applied Materials benefited results. The semiconductor maker beat earnings-per-share estimates in its second and third fiscal quarters. Management also provided an upbeat outlook. A portfolio-only position in VMware, a provider of virtualization infrastructure solutions, also added value. The shares rallied after the company’s earnings and revenues repeatedly exceeded analyst estimates. Management also raised its full-year guidance. We continue to favor both stocks based on their attractive measures across all profiles.

Investments in the materials sector also benefited relative performance. In metals and mining, Newmont Mining was a top contributor. The gold and silver miner benefited from rising precious metals prices. We maintain our positioning in Newmont due to its strong quality, sentiment, and growth scores.

Strong stock selection in consumer discretionary also aided results, particularly among specialty retailers. An overweight in consumer electronics chain Best Buy was a leading contributor. The shares rallied strongly in August and November driven by better-than-forecast earnings and revenues in its second and third fiscal quarters. Management’s earnings guidance throughout the year was also positive. We maintain our position in Best Buy based on its strong scores across all profiles.

Fixed-Income Portion Advanced

In fixed income, 2016 provided a favorable environment for U.S. bonds for the first nine months, starting with the stock and oil market volatility during the first six weeks of the year and extending after Brexit (the U.K.’s vote to leave the European Union). Expectations that the Federal Reserve (the Fed) would follow its interest rate hike in December 2015 with more rate hikes in 2016 were quickly replaced with uncertainty about when the Fed would move again. Meanwhile, other major central banks in Europe and Japan continued to apply monetary stimulus to their stagnant economies, pushing their interest rates into negative territory and keeping an effective lid on global rates. The resulting very low non-U.S. yields drove demand for relatively higher U.S. yields, boosting U.S. bond performance for much of the year. That began to change in October, as Fed rate hike expectations returned on signs of global economic stabilization and as the U.S. exhibited signs of stronger growth and higher inflation. U.S. government bonds later sold off sharply following the election of Donald Trump, whose policy proposals further raised growth and inflation expectations, but the sell-off wasn’t enough to completely erase earlier U.S. bond index gains for the year. The fixed income portfolio largely tracked its benchmark index, and benefited in particular from a non-index overweight in BB-rated corporate bonds, which outperformed the broad market.

Outlook

Growth expectations have improved in the U.S., the U.K., and the eurozone, which has been reflected in recent market performance. However, post-election risks remain. The U.K.’s exit from the European Union has been delayed and most of Trump’s proposals are still being processed and debated. How they, and other changes from populist movements, actually play out remains to be seen. It is possible that increased government spending and tax cuts in an economy that already features a tightening labor market and significant monetary stimulus could push growth higher. The global impact of a stronger dollar and higher tariffs could offset other U.S. economic benefits from Trump’s proposals. The prospect of rising interest rates also creates economic risks. Higher rates could impact consumer and corporate borrowing and spending behavior. For example, there are signs the housing market may have peaked for this cycle. We believe that our disciplined, objective, and systematic investment strategy, for both the equity and fixed-income components of the portfolio, is particularly beneficial during periods of volatility. We adhere to our process regardless of the market environment, allowing us to take advantage of opportunities presented by market inefficiencies.

Fund Characteristics

DECEMBER 31, 2016
Top Ten Common Stocks	% of net assets
Apple, Inc.	2.0%
Alphabet, Inc., Class A	2.0%
Microsoft Corp.	1.9%
Amazon.com, Inc.	1.4%
Facebook, Inc., Class A	1.2%
Citigroup, Inc.	1.1%
Exxon Mobil Corp.	1.1%
Intel Corp.	1.0%
PepsiCo, Inc.	1.0%
Merck & Co., Inc.	1.0%

Top Five Common Stocks Industries	% of net assets
Software	3.8%
Internet Software and Services	3.2%
Biotechnology	3.1%
Semiconductors and Semiconductor Equipment	2.9%
Health Care Equipment and Supplies	2.8%

Key Fixed-Income Portfolio Statistics
Average Duration (effective)	5.9 years
Weighted Average Life	7.9 years

Types of Investments in Portfolio	% of net assets
Common Stocks	58.3%
Exchange-Traded Funds	0.6%
Total Equity Exposure	58.9%
U.S. Treasury Securities	14.1%
Corporate Bonds	12.2%
U.S. Government Agency Mortgage-Backed Securities	10.3%
Collateralized Mortgage Obligations	1.9%
Commercial Mortgage-Backed Securities	1.8%
Asset-Backed Securities	1.3%
U.S. Government Agency Securities	0.5%
Municipal Securities	0.5%
Sovereign Governments and Agencies	0.5%
Temporary Cash Investments	3.0%
Other Assets and Liabilities	(5.0)%*
*Amount relates primarily to payable for investments purchased, but not settled, at period end.

Shareholder Fee Example

Fund shareholders may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption/exchange fees; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in your fund and to compare these costs with the ongoing cost of investing in other mutual funds.

The example is based on an investment of $1,000 made at the beginning of the period and held for the entire period from July 1, 2016 to December 31, 2016.

Actual Expenses

The table provides information about actual account values and actual expenses for each class. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. First, identify the share class you own. Then simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The table also provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio of each class of your fund and an assumed rate of return of 5% per year before expenses, which is not the actual return of a fund’s share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption/exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 7/1/16	Ending Account Value 12/31/16	Expenses Paid During Period(1) 7/1/16 - 12/31/16	Annualized Expense Ratio(1)
Actual
Class I (after waiver)	$1,000	$1,038.00	$4.15	0.81%
Class I (before waiver)	$1,000	$1,038.00(2)	$4.61	0.90%
Class II (after waiver)	$1,000	$1,036.70	$5.43	1.06%
Class II (before waiver)	$1,000	$1,036.70(2)	$5.89	1.15%
Hypothetical
Class I (after waiver)	$1,000	$1,021.06	$4.12	0.81%
Class I (before waiver)	$1,000	$1,020.61	$4.57	0.90%
Class II (after waiver)	$1,000	$1,019.81	$5.38	1.06%
Class II (before waiver)	$1,000	$1,019.36	$5.84	1.15%

(1)
Expenses are equal to the class's annualized expense ratio listed in the table above, multiplied by the average account value over the period, multiplied by 184, the number of days in the most recent fiscal half-year, divided by 366, to reflect the one-half year period.

(2)	Ending account value assumes the return earned after waiver and would have been lower if a portion of the fees had not been waived.

Schedule of Investments

DECEMBER 31, 2016

	Shares/ Principal Amount	Value
COMMON STOCKS — 58.3%
Aerospace and Defense — 1.5%
Boeing Co. (The)	6,881	$1,071,234
United Technologies Corp.	8,727	956,654
		2,027,888
Airlines — 1.2%
Hawaiian Holdings, Inc.(1)	5,706	325,242
JetBlue Airways Corp.(1)	22,998	515,615
United Continental Holdings, Inc.(1)	11,552	841,910
		1,682,767
Auto Components — 0.6%
LCI Industries	633	68,206
Lear Corp.	5,330	705,532
		773,738
Automobiles — 0.4%
Ford Motor Co.	50,169	608,550
Banks — 2.5%
Bank of America Corp.	10,775	238,128
BB&T Corp.	16,866	793,039
Citigroup, Inc.	25,594	1,521,051
East West Bancorp, Inc.	916	46,560
JPMorgan Chase & Co.	5,815	501,776
Wells Fargo & Co.	5,859	322,890
		3,423,444
Beverages — 1.0%
Coca-Cola Co. (The)	1,794	74,379
PepsiCo, Inc.	12,968	1,356,842
		1,431,221
Biotechnology — 3.1%
AbbVie, Inc.	17,351	1,086,520
Amgen, Inc.	8,064	1,179,037
Biogen, Inc.(1)	3,322	942,053
Celgene Corp.(1)	3,703	428,622
Gilead Sciences, Inc.	8,640	618,710
		4,254,942
Building Products — 0.7%
Owens Corning	14,371	740,969
USG Corp.(1)	8,398	242,534
		983,503
Capital Markets — 1.8%
Eaton Vance Corp.	14,050	588,414
Evercore Partners, Inc., Class A	4,265	293,006
Franklin Resources, Inc.	9,254	366,273

	Shares/ Principal Amount	Value
Goldman Sachs Group, Inc. (The)	4,544	$1,088,061
State Street Corp.	2,893	224,844
		2,560,598
Chemicals — 2.0%
Air Products & Chemicals, Inc.	6,037	868,241
Cabot Corp.	13,129	663,540
Celanese Corp.	1,533	120,709
Dow Chemical Co. (The)	12,941	740,484
E.I. du Pont de Nemours & Co.	3,751	275,323
Monsanto Co.	1,170	123,096
		2,791,393
Communications Equipment — 0.5%
Cisco Systems, Inc.	24,292	734,104
Construction and Engineering — 0.1%
AECOM(1)	4,466	162,384
Diversified Financial Services — 0.4%
Berkshire Hathaway, Inc., Class B(1)	3,422	557,718
Diversified Telecommunication Services — 0.6%
AT&T, Inc.	14,707	625,489
Verizon Communications, Inc.	4,614	246,295
		871,784
Electric Utilities — 0.3%
PPL Corp.	11,407	388,408
Electrical Equipment — 0.4%
Eaton Corp. plc	7,892	529,474
Energy Equipment and Services — 1.4%
Baker Hughes, Inc.	11,488	746,375
Dril-Quip, Inc.(1)	5,681	341,144
FMC Technologies, Inc.(1)	22,120	785,924
Rowan Cos. plc	4,811	90,880
		1,964,323
Equity Real Estate Investment Trusts (REITs) — 0.9%
American Tower Corp.	7,575	800,526
Lamar Advertising Co., Class A	1,051	70,669
WP Carey, Inc.	5,521	326,236
		1,197,431
Food and Staples Retailing — 1.2%
CVS Health Corp.	3,854	304,119
Wal-Mart Stores, Inc.	16,581	1,146,079
Walgreens Boots Alliance, Inc.	1,829	151,368
		1,601,566
Food Products — 1.5%
General Mills, Inc.	2,055	126,937
Hormel Foods Corp.	18,851	656,203
Ingredion, Inc.	4,533	566,444
J.M. Smucker Co. (The)	562	71,970

	Shares/ Principal Amount	Value
Tyson Foods, Inc., Class A	11,217	$691,865
		2,113,419
Gas Utilities — 0.4%
ONE Gas, Inc.	4,098	262,108
Southwest Gas Corp.	2,984	228,634
		490,742
Health Care Equipment and Supplies — 2.8%
Becton Dickinson and Co.	4,511	746,796
Boston Scientific Corp.(1)	19,487	421,504
C.R. Bard, Inc.	1,606	360,804
Danaher Corp.	8,801	685,070
Hologic, Inc.(1)	6,712	269,285
Medtronic plc	14,108	1,004,913
Zimmer Biomet Holdings, Inc.	4,224	435,917
		3,924,289
Health Care Providers and Services — 0.8%
UnitedHealth Group, Inc.	7,111	1,138,044
Health Care Technology — 0.3%
Cerner Corp.(1)	9,381	444,378
Hotels, Restaurants and Leisure — 0.9%
Carnival Corp.	7,229	376,342
Darden Restaurants, Inc.	10,992	799,338
		1,175,680
Household Products — 2.1%
Church & Dwight Co., Inc.	10,074	445,170
Kimberly-Clark Corp.	6,509	742,807
Procter & Gamble Co. (The)	15,726	1,322,242
Spectrum Brands Holdings, Inc.	3,876	474,151
		2,984,370
Industrial Conglomerates — 1.4%
3M Co.	4,194	748,923
Carlisle Cos., Inc.	6,115	674,423
General Electric Co.	17,877	564,913
		1,988,259
Insurance — 2.0%
Aflac, Inc.	10,303	717,089
Allied World Assurance Co. Holdings AG	1,301	69,877
Aon plc	966	107,738
Aspen Insurance Holdings Ltd.	1,181	64,955
Everest Re Group Ltd.	747	161,651
MetLife, Inc.	4,259	229,518
Primerica, Inc.	2,043	141,273
Principal Financial Group, Inc.	2,805	162,297
Prudential Financial, Inc.	700	72,842
Reinsurance Group of America, Inc.	5,357	674,071
Validus Holdings Ltd.	7,626	419,506
		2,820,817

	Shares/ Principal Amount	Value
Internet and Direct Marketing Retail — 1.4%
Amazon.com, Inc.(1)	2,521	$1,890,422
Internet Software and Services — 3.2%
Alphabet, Inc., Class A(1)	3,435	2,722,066
Facebook, Inc., Class A(1)	15,232	1,752,441
		4,474,507
IT Services — 1.0%
International Business Machines Corp.	7,941	1,318,127
Leisure Products — 0.6%
Brunswick Corp.	8,929	486,988
Hasbro, Inc.	5,135	399,451
		886,439
Life Sciences Tools and Services — 0.3%
Thermo Fisher Scientific, Inc.	3,118	439,950
Machinery — 2.2%
Cummins, Inc.	3,725	509,096
Fortive Corp.	1,696	90,957
Ingersoll-Rand plc	10,699	802,853
Oshkosh Corp.	2,711	175,158
Parker-Hannifin Corp.	725	101,500
Snap-on, Inc.	2,726	466,882
Stanley Black & Decker, Inc.	1,628	186,715
Timken Co. (The)	2,756	109,413
Toro Co. (The)	11,851	663,063
		3,105,637
Media — 0.8%
Omnicom Group, Inc.	4,612	392,527
Time Warner, Inc.	3,446	332,642
Twenty-First Century Fox, Inc., Class A	14,414	404,169
		1,129,338
Metals and Mining — 1.1%
Barrick Gold Corp.	39,207	626,528
Newmont Mining Corp.	2,083	70,968
Nucor Corp.	11,503	684,658
Reliance Steel & Aluminum Co.	2,579	205,134
		1,587,288
Mortgage Real Estate Investment Trusts (REITs) — 0.1%
Blackstone Mortgage Trust, Inc., Class A	2,766	83,174
Multi-Utilities†
CenterPoint Energy, Inc.	1,750	43,120
Multiline Retail — 0.5%
Target Corp.	10,182	735,446
Oil, Gas and Consumable Fuels — 2.6%
Chevron Corp.	8,011	942,895
Exxon Mobil Corp.	16,390	1,479,361
Kinder Morgan, Inc.	24,113	499,380
Williams Cos., Inc. (The)	9,547	297,294

	Shares/ Principal Amount	Value
World Fuel Services Corp.	8,619	$395,698
		3,614,628
Personal Products†
Nu Skin Enterprises, Inc., Class A	891	42,572
Pharmaceuticals — 1.7%
Johnson & Johnson	6,417	739,303
Merck & Co., Inc.	22,788	1,341,529
Pfizer, Inc.	7,632	247,887
		2,328,719
Professional Services†
FTI Consulting, Inc.(1)	1,222	55,088
Real Estate Management and Development — 0.1%
Realogy Holdings Corp.	6,212	159,835
Semiconductors and Semiconductor Equipment — 2.9%
Applied Materials, Inc.	24,325	784,968
Broadcom Ltd.	545	96,340
Intel Corp.	38,402	1,392,840
Lam Research Corp.	576	60,900
NVIDIA Corp.	3,889	415,112
QUALCOMM, Inc.	15,654	1,020,641
Texas Instruments, Inc.	3,933	286,991
		4,057,792
Software — 3.8%
Adobe Systems, Inc.(1)	6,739	693,780
Microsoft Corp.	42,693	2,652,943
Oracle Corp.	28,769	1,106,168
Synopsys, Inc.(1)	1,593	93,764
VMware, Inc., Class A(1)	9,511	748,801
		5,295,456
Specialty Retail — 0.5%
Best Buy Co., Inc.	14,550	620,849
Urban Outfitters, Inc.(1)	4,319	123,005
		743,854
Technology Hardware, Storage and Peripherals — 2.2%
Apple, Inc.	23,780	2,754,200
HP, Inc.	18,091	268,470
		3,022,670
Thrifts and Mortgage Finance — 0.5%
Essent Group Ltd.(1)	20,933	677,601
TOTAL COMMON STOCKS (Cost $67,659,426)		81,316,897
U.S. TREASURY SECURITIES — 14.1%
U.S. Treasury Bonds, 3.50%, 2/15/39	$350,000	382,178
U.S. Treasury Bonds, 4.375%, 11/15/39	310,000	382,108
U.S. Treasury Bonds, 3.125%, 11/15/41	50,000	50,657
U.S. Treasury Bonds, 2.75%, 11/15/42	650,000	612,791
U.S. Treasury Bonds, 2.875%, 5/15/43	450,000	433,844

	Shares/ Principal Amount	Value
U.S. Treasury Bonds, 3.125%, 8/15/44	$270,000	$272,728
U.S. Treasury Bonds, 3.00%, 11/15/44	180,000	177,458
U.S. Treasury Bonds, 2.50%, 2/15/45	1,360,000	1,208,899
U.S. Treasury Inflation Indexed Notes, 0.125%, 7/15/26	302,508	292,652
U.S. Treasury Notes, 0.75%, 10/31/17	550,000	549,563
U.S. Treasury Notes, 1.00%, 2/15/18	470,000	470,211
U.S. Treasury Notes, 1.00%, 3/15/18	1,950,000	1,951,109
U.S. Treasury Notes, 2.625%, 4/30/18	85,000	86,812
U.S. Treasury Notes, 1.375%, 7/31/18	1,200,000	1,205,364
U.S. Treasury Notes, 1.375%, 9/30/18	1,100,000	1,104,115
U.S. Treasury Notes, 1.25%, 11/15/18	400,000	400,593
U.S. Treasury Notes, 1.00%, 11/30/18	1,000,000	996,708
U.S. Treasury Notes, 1.125%, 12/31/18(2)	1,100,000	1,100,976
U.S. Treasury Notes, 1.625%, 7/31/19	1,550,000	1,560,507
U.S. Treasury Notes, 1.50%, 10/31/19(3)	150,000	150,316
U.S. Treasury Notes, 1.50%, 11/30/19	450,000	450,751
U.S. Treasury Notes, 1.25%, 1/31/20	200,000	198,453
U.S. Treasury Notes, 1.375%, 2/29/20	150,000	149,226
U.S. Treasury Notes, 1.375%, 3/31/20	200,000	198,866
U.S. Treasury Notes, 1.375%, 4/30/20	200,000	198,619
U.S. Treasury Notes, 1.125%, 8/31/21	250,000	241,354
U.S. Treasury Notes, 2.00%, 10/31/21	1,730,000	1,733,605
U.S. Treasury Notes, 1.50%, 2/28/23	400,000	384,338
U.S. Treasury Notes, 1.375%, 6/30/23	1,840,000	1,746,024
U.S. Treasury Notes, 1.25%, 7/31/23	640,000	601,862
U.S. Treasury Notes, 2.00%, 11/15/26	350,000	336,254
TOTAL U.S. TREASURY SECURITIES (Cost $19,883,536)		19,628,941
CORPORATE BONDS — 12.2%
Aerospace and Defense — 0.1%
Boeing Co. (The), 2.20%, 10/30/22	30,000	29,379
Lockheed Martin Corp., 4.25%, 11/15/19	30,000	31,957
Lockheed Martin Corp., 3.80%, 3/1/45	20,000	18,981
United Technologies Corp., 6.05%, 6/1/36	20,000	25,059
United Technologies Corp., 5.70%, 4/15/40	20,000	24,456
United Technologies Corp., 3.75%, 11/1/46	20,000	19,042
		148,874
Automobiles — 0.3%
American Honda Finance Corp., 1.50%, 9/11/17(4)	10,000	10,026
American Honda Finance Corp., 2.125%, 10/10/18	20,000	20,158
Ford Motor Credit Co. LLC, 5.875%, 8/2/21	50,000	55,226
General Motors Co., 5.00%, 4/1/35	30,000	29,297
General Motors Financial Co., Inc., 3.25%, 5/15/18	60,000	60,797
General Motors Financial Co., Inc., 3.10%, 1/15/19	10,000	10,108
General Motors Financial Co., Inc., 3.20%, 7/6/21	20,000	19,836
General Motors Financial Co., Inc., 5.25%, 3/1/26	125,000	131,696

		Shares/ Principal Amount	Value
Jaguar Land Rover Automotive plc, 4.125%, 12/15/18(4)		$30,000	$30,937
			368,081
Banks — 1.9%
Bank of America Corp., 5.75%, 12/1/17		50,000	51,801
Bank of America Corp., 5.70%, 1/24/22		40,000	44,937
Bank of America Corp., 4.10%, 7/24/23		30,000	31,350
Bank of America Corp., MTN, 4.00%, 4/1/24		70,000	72,224
Bank of America Corp., MTN, 4.20%, 8/26/24		30,000	30,574
Bank of America Corp., MTN, 4.00%, 1/22/25		80,000	80,137
Bank of America Corp., MTN, 5.00%, 1/21/44		20,000	21,944
Bank of America N.A., 5.30%, 3/15/17		240,000	241,870
Barclays plc, MTN, VRN, 2.625%, 11/11/20	EUR	100,000	104,612
Branch Banking & Trust Co., 3.625%, 9/16/25		$17,000	17,280
Branch Banking & Trust Co., 3.80%, 10/30/26		20,000	20,547
Capital One Financial Corp., 4.20%, 10/29/25		200,000	200,765
Citigroup, Inc., 1.75%, 5/1/18		90,000	89,825
Citigroup, Inc., 4.50%, 1/14/22		90,000	95,971
Citigroup, Inc., 4.05%, 7/30/22		20,000	20,703
Citigroup, Inc., 3.20%, 10/21/26		125,000	119,595
Citigroup, Inc., 4.45%, 9/29/27		130,000	132,448
Cooperatieve Rabobank UA, 3.875%, 2/8/22		80,000	84,440
Fifth Third Bancorp, 4.30%, 1/16/24		95,000	97,818
Huntington Bancshares, Inc., 2.30%, 1/14/22		40,000	38,802
JPMorgan Chase & Co., 2.55%, 3/1/21		60,000	59,789
JPMorgan Chase & Co., 4.625%, 5/10/21		160,000	172,233
JPMorgan Chase & Co., 3.25%, 9/23/22		40,000	40,438
JPMorgan Chase & Co., 3.875%, 9/10/24		70,000	70,860
JPMorgan Chase & Co., 3.125%, 1/23/25		70,000	68,413
JPMorgan Chase & Co., 4.95%, 6/1/45		20,000	21,335
KeyCorp, MTN, 2.30%, 12/13/18		40,000	40,249
Kreditanstalt fuer Wiederaufbau, 2.00%, 10/4/22		50,000	49,047
Santander Issuances SAU, MTN, 2.50%, 3/18/25	EUR	100,000	103,743
U.S. Bancorp, MTN, 3.00%, 3/15/22		$20,000	20,385
U.S. Bancorp, MTN, 3.60%, 9/11/24		50,000	50,943
Wells Fargo & Co., 4.125%, 8/15/23		50,000	51,726
Wells Fargo & Co., 3.00%, 4/22/26		50,000	47,702
Wells Fargo & Co., MTN, 2.60%, 7/22/20		40,000	40,222
Wells Fargo & Co., MTN, 4.10%, 6/3/26		80,000	81,035
Wells Fargo & Co., MTN, 4.65%, 11/4/44		25,000	24,616
Wells Fargo & Co., MTN, 4.75%, 12/7/46		30,000	30,353
			2,570,732
Beverages — 0.3%
Anheuser-Busch InBev Finance, Inc., 3.30%, 2/1/23		155,000	157,797
Anheuser-Busch InBev Finance, Inc., 3.65%, 2/1/26		30,000	30,466
Anheuser-Busch InBev Finance, Inc., 4.90%, 2/1/46		60,000	64,679
Anheuser-Busch InBev Worldwide, Inc., 7.75%, 1/15/19		40,000	44,561
Anheuser-Busch InBev Worldwide, Inc., 2.50%, 7/15/22		50,000	49,219

	Shares/ Principal Amount	Value
Molson Coors Brewing Co., 3.00%, 7/15/26	$65,000	$61,479
		408,201
Biotechnology — 0.4%
AbbVie, Inc., 2.90%, 11/6/22	40,000	39,517
AbbVie, Inc., 3.60%, 5/14/25	30,000	29,729
AbbVie, Inc., 4.40%, 11/6/42	30,000	28,276
AbbVie, Inc., 4.45%, 5/14/46	10,000	9,595
Amgen, Inc., 1.85%, 8/19/21	50,000	48,181
Amgen, Inc., 4.66%, 6/15/51(4)	46,000	44,516
Biogen, Inc., 3.625%, 9/15/22	50,000	51,333
Celgene Corp., 3.25%, 8/15/22	30,000	30,273
Celgene Corp., 3.625%, 5/15/24	60,000	60,319
Celgene Corp., 3.875%, 8/15/25	70,000	71,036
Gilead Sciences, Inc., 4.40%, 12/1/21	50,000	53,777
Gilead Sciences, Inc., 3.65%, 3/1/26	110,000	111,505
		578,057
Building Products†
Masco Corp., 4.45%, 4/1/25	20,000	20,400
Chemicals — 0.1%
Ashland LLC, 4.75%, 8/15/22	30,000	31,237
Dow Chemical Co. (The), 4.25%, 11/15/20	13,000	13,770
Eastman Chemical Co., 3.60%, 8/15/22	15,000	15,384
Ecolab, Inc., 4.35%, 12/8/21	30,000	32,425
LyondellBasell Industries NV, 4.625%, 2/26/55	20,000	18,599
Mosaic Co. (The), 5.625%, 11/15/43	20,000	19,307
		130,722
Commercial Services and Supplies — 0.1%
Covanta Holding Corp., 5.875%, 3/1/24	30,000	28,950
Republic Services, Inc., 3.55%, 6/1/22	50,000	51,949
Waste Management, Inc., 4.10%, 3/1/45	70,000	69,421
		150,320
Communications Equipment†
Cisco Systems, Inc., 5.90%, 2/15/39	20,000	25,408
Construction Materials†
Owens Corning, 4.20%, 12/15/22	30,000	31,162
Consumer Finance — 0.3%
American Express Co., 1.55%, 5/22/18	20,000	19,965
American Express Credit Corp., 2.60%, 9/14/20	65,000	65,529
American Express Credit Corp., MTN, 2.25%, 5/5/21	40,000	39,515
CIT Group, Inc., 4.25%, 8/15/17	80,000	81,100
CIT Group, Inc., 5.00%, 8/15/22	20,000	20,900
Equifax, Inc., 3.30%, 12/15/22	30,000	30,506
GLP Capital LP / GLP Financing II, Inc., 4.875%, 11/1/20	20,000	21,100
PNC Bank N.A., 6.00%, 12/7/17	80,000	83,117
Synchrony Financial, 2.60%, 1/15/19	20,000	20,104
Synchrony Financial, 3.00%, 8/15/19	10,000	10,131
		391,967

		Shares/ Principal Amount	Value
Containers and Packaging — 0.1%
Ball Corp., 4.00%, 11/15/23		$30,000	$29,512
Crown Americas LLC / Crown Americas Capital Corp. IV, 4.50%, 1/15/23		50,000	51,250
WestRock RKT Co., 3.50%, 3/1/20		20,000	20,507
WestRock RKT Co., 4.00%, 3/1/23		40,000	41,320
			142,589
Diversified Consumer Services†
Catholic Health Initiatives, 2.95%, 11/1/22		20,000	19,462
George Washington University (The), 3.55%, 9/15/46		15,000	12,812
			32,274
Diversified Financial Services — 1.2%
Ally Financial, Inc., 2.75%, 1/30/17		50,000	50,019
Ally Financial, Inc., 3.50%, 1/27/19		20,000	20,150
BNP Paribas SA, MTN, 2.375%, 2/17/25	EUR	100,000	106,882
Citigroup, Inc., 2.90%, 12/8/21		$30,000	29,924
GE Capital International Funding Co. Unlimited Co., 2.34%, 11/15/20		200,000	199,651
Goldman Sachs Group, Inc. (The), 2.30%, 12/13/19		220,000	219,950
Goldman Sachs Group, Inc. (The), 5.75%, 1/24/22		30,000	33,732
Goldman Sachs Group, Inc. (The), 4.00%, 3/3/24		50,000	51,893
Goldman Sachs Group, Inc. (The), 3.50%, 1/23/25		140,000	138,202
Goldman Sachs Group, Inc. (The), 4.25%, 10/21/25		20,000	20,327
Goldman Sachs Group, Inc. (The), 3.50%, 11/16/26		30,000	29,446
Goldman Sachs Group, Inc. (The), 5.15%, 5/22/45		10,000	10,537
Goldman Sachs Group, Inc. (The), MTN, 4.80%, 7/8/44		40,000	42,074
HSBC Holdings plc, 2.95%, 5/25/21		200,000	199,872
Morgan Stanley, 5.00%, 11/24/25		140,000	149,633
Morgan Stanley, MTN, 6.625%, 4/1/18		90,000	95,193
Morgan Stanley, MTN, 5.625%, 9/23/19		80,000	86,732
Morgan Stanley, MTN, 2.50%, 4/21/21		180,000	178,069
Morgan Stanley, MTN, 3.70%, 10/23/24		40,000	40,495
S&P Global, Inc., 3.30%, 8/14/20		10,000	10,197
			1,712,978
Diversified Telecommunication Services — 0.6%
AT&T, Inc., 5.00%, 3/1/21		40,000	43,026
AT&T, Inc., 3.60%, 2/17/23		30,000	30,265
AT&T, Inc., 4.45%, 4/1/24		20,000	20,857
AT&T, Inc., 3.40%, 5/15/25		100,000	96,429
AT&T, Inc., 6.55%, 2/15/39		42,000	48,700
AT&T, Inc., 4.30%, 12/15/42		40,000	35,874
British Telecommunications plc, 5.95%, 1/15/18		40,000	41,694
CenturyLink, Inc., Series Q, 6.15%, 9/15/19		30,000	32,250
Deutsche Telekom International Finance BV, 2.25%, 3/6/17(4)		20,000	20,029
Deutsche Telekom International Finance BV, 6.75%, 8/20/18		30,000	32,357
Frontier Communications Corp., 8.50%, 4/15/20		20,000	21,075
Orange SA, 4.125%, 9/14/21		40,000	42,243

	Shares/ Principal Amount	Value
Verizon Communications, Inc., 2.45%, 11/1/22	$40,000	$38,644
Verizon Communications, Inc., 5.15%, 9/15/23	60,000	66,370
Verizon Communications, Inc., 2.625%, 8/15/26	20,000	18,422
Verizon Communications, Inc., 5.05%, 3/15/34	130,000	137,093
Verizon Communications, Inc., 4.86%, 8/21/46	37,000	37,566
Verizon Communications, Inc., 5.01%, 8/21/54	21,000	21,005
		783,899
Energy Equipment and Services†
Halliburton Co., 3.80%, 11/15/25	30,000	30,492
Equity Real Estate Investment Trusts (REITs) — 0.4%
American Tower Corp., 5.05%, 9/1/20	20,000	21,465
American Tower Corp., 3.375%, 10/15/26	50,000	47,361
AvalonBay Communities, Inc., MTN, 2.90%, 10/15/26	20,000	18,922
Boston Properties LP, 3.65%, 2/1/26	10,000	9,880
Crown Castle International Corp., 5.25%, 1/15/23	30,000	32,400
Crown Castle International Corp., 4.45%, 2/15/26	60,000	62,106
DDR Corp., 4.75%, 4/15/18	50,000	51,432
DDR Corp., 3.625%, 2/1/25	20,000	19,356
Essex Portfolio LP, 3.625%, 8/15/22	30,000	30,704
Essex Portfolio LP, 3.25%, 5/1/23	10,000	9,967
Hospitality Properties Trust, 4.65%, 3/15/24	70,000	69,796
Host Hotels & Resorts LP, 3.75%, 10/15/23	20,000	19,642
Kilroy Realty LP, 3.80%, 1/15/23	30,000	30,222
Kimco Realty Corp., 2.80%, 10/1/26	40,000	37,248
Simon Property Group LP, 3.25%, 11/30/26	20,000	19,622
Ventas Realty LP, 4.125%, 1/15/26	20,000	20,456
VEREIT Operating Partnership LP, 4.125%, 6/1/21	40,000	40,800
Welltower, Inc., 3.75%, 3/15/23	20,000	20,410
		561,789
Food and Staples Retailing — 0.2%
CVS Health Corp., 3.50%, 7/20/22	40,000	41,107
CVS Health Corp., 2.75%, 12/1/22	35,000	34,486
CVS Health Corp., 5.125%, 7/20/45	20,000	22,332
Dollar General Corp., 3.25%, 4/15/23	40,000	39,486
Kroger Co. (The), 3.30%, 1/15/21	50,000	51,383
Kroger Co. (The), 3.875%, 10/15/46	20,000	18,246
Sysco Corp., 3.30%, 7/15/26	10,000	9,819
Target Corp., 2.50%, 4/15/26	30,000	28,614
Wal-Mart Stores, Inc., 4.30%, 4/22/44	80,000	84,457
		329,930
Food Products — 0.1%
Kraft Heinz Foods Co., 3.95%, 7/15/25	30,000	30,405
Kraft Heinz Foods Co., 5.20%, 7/15/45	20,000	20,976
Kraft Heinz Foods Co., 4.375%, 6/1/46	20,000	18,858
		70,239
Gas Utilities — 0.5%
Enbridge Energy Partners LP, 6.50%, 4/15/18	30,000	31,574

	Shares/ Principal Amount	Value
Enbridge, Inc., 4.00%, 10/1/23	$20,000	$20,312
Enbridge, Inc., 4.50%, 6/10/44	20,000	18,629
Energy Transfer Equity LP, 7.50%, 10/15/20	30,000	33,600
Energy Transfer Partners LP, 4.15%, 10/1/20	40,000	41,427
Energy Transfer Partners LP, 3.60%, 2/1/23	30,000	29,516
Energy Transfer Partners LP, 4.90%, 3/15/35	10,000	9,359
Energy Transfer Partners LP, 6.50%, 2/1/42	20,000	21,642
Enterprise Products Operating LLC, 4.85%, 3/15/44	80,000	80,920
Enterprise Products Operating LLC, VRN, 7.03%, 1/15/18	20,000	20,517
Kinder Morgan Energy Partners LP, 6.50%, 4/1/20	30,000	33,210
Kinder Morgan Energy Partners LP, 5.30%, 9/15/20	20,000	21,485
Kinder Morgan Energy Partners LP, 6.50%, 9/1/39	50,000	54,982
Kinder Morgan, Inc., 5.55%, 6/1/45	10,000	10,537
Magellan Midstream Partners LP, 6.55%, 7/15/19	20,000	22,137
MPLX LP, 4.875%, 12/1/24	20,000	20,603
MPLX LP, 4.875%, 6/1/25	50,000	51,430
Plains All American Pipeline LP / PAA Finance Corp., 3.65%, 6/1/22	40,000	40,228
Sunoco Logistics Partners Operations LP, 3.45%, 1/15/23	40,000	39,089
Sunoco Logistics Partners Operations LP, 3.90%, 7/15/26	10,000	9,684
Williams Cos., Inc. (The), 3.70%, 1/15/23	20,000	19,400
Williams Cos., Inc. (The), 5.75%, 6/24/44	10,000	9,750
Williams Partners LP, 4.125%, 11/15/20	30,000	31,193
Williams Partners LP, 5.40%, 3/4/44	40,000	38,834
		710,058
Health Care Equipment and Supplies — 0.3%
Abbott Laboratories, 3.75%, 11/30/26	80,000	79,567
Becton Dickinson and Co., 3.73%, 12/15/24	70,000	71,641
Medtronic, Inc., 2.50%, 3/15/20	20,000	20,222
Medtronic, Inc., 3.50%, 3/15/25	90,000	92,653
Medtronic, Inc., 4.375%, 3/15/35	40,000	42,331
St. Jude Medical, Inc., 2.00%, 9/15/18	10,000	10,016
Thermo Fisher Scientific, Inc., 3.60%, 8/15/21	25,000	25,842
Thermo Fisher Scientific, Inc., 3.30%, 2/15/22	9,000	9,145
Thermo Fisher Scientific, Inc., 2.95%, 9/19/26	20,000	18,873
Thermo Fisher Scientific, Inc., 5.30%, 2/1/44	20,000	22,419
Zimmer Biomet Holdings, Inc., 2.70%, 4/1/20	20,000	20,005
		412,714
Health Care Providers and Services — 0.3%
Aetna, Inc., 2.75%, 11/15/22	30,000	29,478
Aetna, Inc., 4.375%, 6/15/46	20,000	20,124
Ascension Health, 3.95%, 11/15/46	10,000	9,552
CHS / Community Health Systems, Inc., 5.125%, 8/15/18	9,000	8,843
Express Scripts Holding Co., 4.50%, 2/25/26	40,000	41,199
Express Scripts Holding Co., 3.40%, 3/1/27	50,000	46,872
HCA, Inc., 3.75%, 3/15/19	60,000	61,800
Johns Hopkins Health System Corp. (The), 3.84%, 5/15/46	15,000	14,230

		Shares/ Principal Amount	Value
Mylan NV, 3.95%, 6/15/26(4)		$20,000	$18,727
NYU Hospitals Center, 4.43%, 7/1/42		20,000	19,125
UnitedHealth Group, Inc., 2.875%, 12/15/21		30,000	30,401
UnitedHealth Group, Inc., 2.875%, 3/15/22		40,000	40,500
UnitedHealth Group, Inc., 3.75%, 7/15/25		40,000	41,400
Universal Health Services, Inc., 4.75%, 8/1/22(4)		20,000	20,350
			402,601
Hotels, Restaurants and Leisure — 0.1%
Hilton Domestic Operating Co., Inc., 4.25%, 9/1/24(4)		25,000	24,375
Royal Caribbean Cruises Ltd., 5.25%, 11/15/22		30,000	32,213
Wyndham Worldwide Corp., 2.95%, 3/1/17		10,000	10,010
			66,598
Household Durables — 0.2%
D.R. Horton, Inc., 3.625%, 2/15/18		40,000	40,500
Lennar Corp., 4.75%, 12/15/17		30,000	30,600
Lennar Corp., 4.75%, 4/1/21		30,000	31,125
Lennar Corp., 4.75%, 5/30/25		10,000	9,800
M.D.C. Holdings, Inc., 5.50%, 1/15/24		20,000	20,750
Newell Brands, Inc., 4.20%, 4/1/26		20,000	20,871
Newell Brands, Inc., 5.50%, 4/1/46		40,000	45,939
Toll Brothers Finance Corp., 6.75%, 11/1/19		30,000	32,962
TRI Pointe Group, Inc. / TRI Pointe Homes, Inc., 4.375%, 6/15/19		10,000	10,225
			242,772
Industrial Conglomerates — 0.2%
General Electric Co., 2.70%, 10/9/22		70,000	69,963
General Electric Co., 4.125%, 10/9/42		30,000	30,428
General Electric Co., MTN, 2.30%, 4/27/17		60,000	60,231
General Electric Co., MTN, 4.65%, 10/17/21		20,000	21,933
Ingersoll-Rand Luxembourg Finance SA, 3.55%, 11/1/24		30,000	30,456
			213,011
Insurance — 0.7%
Allianz Finance II BV, MTN, VRN, 5.75%, 7/8/21	EUR	100,000	122,684
Allstate Corp. (The), 4.20%, 12/15/46		$10,000	10,227
Allstate Corp. (The), VRN, 5.75%, 8/15/23		20,000	20,716
American International Group, Inc., 4.125%, 2/15/24		105,000	109,296
American International Group, Inc., 4.50%, 7/16/44		20,000	19,760
Berkshire Hathaway Finance Corp., 4.25%, 1/15/21		30,000	32,324
Berkshire Hathaway Finance Corp., 3.00%, 5/15/22		20,000	20,372
Berkshire Hathaway, Inc., 4.50%, 2/11/43		50,000	53,187
Chubb INA Holdings, Inc., 3.15%, 3/15/25		40,000	39,847
Chubb INA Holdings, Inc., 3.35%, 5/3/26		20,000	20,253
Hartford Financial Services Group, Inc. (The), 5.95%, 10/15/36		10,000	11,444
International Lease Finance Corp., 6.25%, 5/15/19		120,000	129,300
Liberty Mutual Group, Inc., 4.95%, 5/1/22(4)		20,000	21,826
Liberty Mutual Group, Inc., 4.85%, 8/1/44(4)		20,000	19,828

	Shares/ Principal Amount	Value
Lincoln National Corp., 6.25%, 2/15/20	$10,000	$11,045
Markel Corp., 4.90%, 7/1/22	40,000	43,158
Markel Corp., 3.625%, 3/30/23	10,000	10,030
MetLife, Inc., 4.125%, 8/13/42	20,000	19,691
MetLife, Inc., 4.875%, 11/13/43	20,000	21,662
Principal Financial Group, Inc., 3.30%, 9/15/22	10,000	10,122
Prudential Financial, Inc., 5.625%, 5/12/41	40,000	46,206
Prudential Financial, Inc., MTN, 5.375%, 6/21/20	60,000	65,729
TIAA Asset Management Finance Co. LLC, 4.125%, 11/1/24(4)	20,000	20,210
Travelers Cos., Inc. (The), 4.30%, 8/25/45	10,000	10,363
Voya Financial, Inc., 5.70%, 7/15/43	20,000	21,858
WR Berkley Corp., 4.625%, 3/15/22	20,000	21,396
WR Berkley Corp., 4.75%, 8/1/44	10,000	9,796
		942,330
IT Services — 0.1%
Fidelity National Information Services, Inc., 3.50%, 4/15/23	30,000	30,396
Fidelity National Information Services, Inc., 3.00%, 8/15/26	55,000	51,751
Hewlett Packard Enterprise Co., 3.60%, 10/15/20	60,000	61,046
Hewlett Packard Enterprise Co., 4.90%, 10/15/25	20,000	20,586
Xerox Corp., 2.95%, 3/15/17	10,000	10,030
		173,809
Machinery†
Oshkosh Corp., 5.375%, 3/1/22	50,000	52,125
Media — 0.7%
21st Century Fox America, Inc., 3.70%, 10/15/25	20,000	20,253
21st Century Fox America, Inc., 6.90%, 8/15/39	20,000	25,155
21st Century Fox America, Inc., 4.75%, 9/15/44	10,000	10,015
CBS Corp., 3.50%, 1/15/25	20,000	19,820
CBS Corp., 4.85%, 7/1/42	10,000	9,807
Charter Communications Operating LLC / Charter Communications Operating Capital, 4.91%, 7/23/25	185,000	195,067
Charter Communications Operating LLC / Charter Communications Operating Capital, 6.48%, 10/23/45	10,000	11,581
Comcast Corp., 6.40%, 5/15/38	70,000	89,665
Discovery Communications LLC, 5.625%, 8/15/19	25,000	27,013
Discovery Communications LLC, 3.25%, 4/1/23	30,000	29,258
Discovery Communications LLC, 4.90%, 3/11/26	20,000	21,071
Interpublic Group of Cos., Inc. (The), 4.00%, 3/15/22	20,000	20,692
Lamar Media Corp., 5.375%, 1/15/24	30,000	31,200
NBCUniversal Media LLC, 4.375%, 4/1/21	60,000	64,803
NBCUniversal Media LLC, 2.875%, 1/15/23	55,000	54,858
Nielsen Finance LLC / Nielsen Finance Co., 5.00%, 4/15/22(4)	30,000	30,637
Omnicom Group, Inc., 3.60%, 4/15/26	40,000	39,608
TEGNA, Inc., 5.125%, 7/15/20	57,000	59,209
Time Warner Cable LLC, 6.75%, 7/1/18	20,000	21,357
Time Warner Cable LLC, 5.50%, 9/1/41	10,000	10,183

	Shares/ Principal Amount	Value
Time Warner Cable LLC, 4.50%, 9/15/42	$10,000	$9,073
Time Warner, Inc., 4.70%, 1/15/21	30,000	32,070
Time Warner, Inc., 3.60%, 7/15/25	30,000	29,847
Time Warner, Inc., 3.80%, 2/15/27	30,000	29,798
Time Warner, Inc., 5.35%, 12/15/43	20,000	21,191
Viacom, Inc., 3.125%, 6/15/22	30,000	29,094
Viacom, Inc., 4.25%, 9/1/23	30,000	30,034
Walt Disney Co. (The), MTN, 1.85%, 7/30/26	30,000	27,027
Walt Disney Co. (The), MTN, 4.125%, 6/1/44	20,000	20,686
		1,020,072
Metals and Mining — 0.1%
Barrick North America Finance LLC, 5.75%, 5/1/43	10,000	10,530
Glencore Finance Canada Ltd., 4.95%, 11/15/21(4)	20,000	21,423
Southern Copper Corp., 5.25%, 11/8/42	20,000	18,392
Steel Dynamics, Inc., 5.00%, 12/15/26(4)	50,000	49,937
Vale Overseas Ltd., 5.625%, 9/15/19	25,000	26,475
		126,757
Multi-Utilities — 0.7%
AmeriGas Partners LP / AmeriGas Finance Corp., 5.625%, 5/20/24	30,000	30,825
Berkshire Hathaway Energy Co., 3.50%, 2/1/25	30,000	30,608
CenterPoint Energy Houston Electric LLC, 3.55%, 8/1/42	10,000	9,411
CMS Energy Corp., 8.75%, 6/15/19	40,000	46,196
Consolidated Edison Co. of New York, Inc., 3.95%, 3/1/43	20,000	19,365
Constellation Energy Group, Inc., 5.15%, 12/1/20	32,000	34,598
Dominion Resources, Inc., 2.75%, 9/15/22	70,000	68,898
Dominion Resources, Inc., 3.625%, 12/1/24	30,000	30,201
Dominion Resources, Inc., 4.90%, 8/1/41	20,000	21,034
Duke Energy Corp., 3.55%, 9/15/21	20,000	20,706
Duke Energy Corp., 2.65%, 9/1/26	70,000	65,370
Duke Energy Florida LLC, 6.35%, 9/15/37	20,000	25,780
Duke Energy Florida LLC, 3.85%, 11/15/42	20,000	19,186
Duke Energy Progress LLC, 4.15%, 12/1/44	20,000	19,879
Edison International, 3.75%, 9/15/17	40,000	40,629
Exelon Corp., 4.45%, 4/15/46	20,000	19,618
Exelon Generation Co. LLC, 4.25%, 6/15/22	20,000	20,705
Exelon Generation Co. LLC, 5.60%, 6/15/42	10,000	9,274
FirstEnergy Corp., 2.75%, 3/15/18	20,000	20,185
FirstEnergy Corp., 4.25%, 3/15/23	30,000	31,025
Florida Power & Light Co., 4.125%, 2/1/42	20,000	20,522
Georgia Power Co., 4.30%, 3/15/42	10,000	10,212
IPALCO Enterprises, Inc., 5.00%, 5/1/18	40,000	41,500
MidAmerican Energy Co., 4.40%, 10/15/44	60,000	63,759
NextEra Energy Capital Holdings, Inc., VRN, 7.30%, 9/1/17	40,000	40,060
NiSource Finance Corp., 5.65%, 2/1/45	20,000	23,363
Pacific Gas & Electric Co., 4.00%, 12/1/46	20,000	19,767
Potomac Electric Power Co., 3.60%, 3/15/24	20,000	20,675

	Shares/ Principal Amount	Value
Progress Energy, Inc., 3.15%, 4/1/22	$20,000	$20,184
Sempra Energy, 2.875%, 10/1/22	40,000	39,625
Southern Co. Gas Capital Corp., 3.95%, 10/1/46	10,000	9,273
Southern Power Co., 5.15%, 9/15/41	10,000	10,089
Virginia Electric & Power Co., 3.45%, 2/15/24	30,000	30,842
Virginia Electric & Power Co., 4.45%, 2/15/44	10,000	10,519
Xcel Energy, Inc., 3.35%, 12/1/26	20,000	20,029
Xcel Energy, Inc., 4.80%, 9/15/41	10,000	10,674
		974,586
Multiline Retail†
Macy's Retail Holdings, Inc., 2.875%, 2/15/23	30,000	28,562
Oil, Gas and Consumable Fuels — 0.8%
Anadarko Petroleum Corp., 5.55%, 3/15/26	40,000	44,792
Anadarko Petroleum Corp., 6.45%, 9/15/36	20,000	23,839
Antero Resources Corp., 5.00%, 3/1/25(4)	50,000	49,150
Apache Corp., 4.75%, 4/15/43	40,000	41,279
BP Capital Markets plc, 4.50%, 10/1/20	30,000	32,185
BP Capital Markets plc, 2.75%, 5/10/23	20,000	19,631
Chevron Corp., 2.10%, 5/16/21	40,000	39,647
Cimarex Energy Co., 4.375%, 6/1/24	30,000	31,211
CNOOC Nexen Finance 2014 ULC, 4.25%, 4/30/24	30,000	30,744
Concho Resources, Inc., 6.50%, 1/15/22	10,000	10,348
Concho Resources, Inc., 5.50%, 4/1/23	50,000	52,065
Concho Resources, Inc., 4.375%, 1/15/25	30,000	30,090
ConocoPhillips Holding Co., 6.95%, 4/15/29	10,000	12,583
Ecopetrol SA, 4.125%, 1/16/25	10,000	9,390
Encana Corp., 6.50%, 2/1/38	20,000	21,665
EOG Resources, Inc., 5.625%, 6/1/19	30,000	32,424
EOG Resources, Inc., 4.10%, 2/1/21	20,000	21,080
Exxon Mobil Corp., 2.71%, 3/6/25	40,000	38,929
Exxon Mobil Corp., 3.04%, 3/1/26	50,000	49,919
Hess Corp., 6.00%, 1/15/40	30,000	30,997
Marathon Oil Corp., 3.85%, 6/1/25	30,000	29,106
Newfield Exploration Co., 5.75%, 1/30/22	20,000	21,175
Noble Energy, Inc., 4.15%, 12/15/21	50,000	52,131
Petroleos Mexicanos, 6.00%, 3/5/20	40,000	42,290
Petroleos Mexicanos, 4.875%, 1/24/22	70,000	70,385
Petroleos Mexicanos, 3.50%, 1/30/23	10,000	9,205
Petroleos Mexicanos, 6.625%, 6/15/35	10,000	9,900
Phillips 66, 4.30%, 4/1/22	50,000	53,695
Shell International Finance BV, 2.375%, 8/21/22	20,000	19,635
Shell International Finance BV, 3.25%, 5/11/25	20,000	19,979
Shell International Finance BV, 3.625%, 8/21/42	40,000	36,178
Statoil ASA, 2.45%, 1/17/23	40,000	39,038
Statoil ASA, 3.95%, 5/15/43	20,000	19,085
Suburban Propane Partners LP / Suburban Energy Finance Corp., 7.375%, 8/1/21	30,000	31,125

	Shares/ Principal Amount	Value
Total Capital Canada Ltd., 2.75%, 7/15/23	$20,000	$19,788
Total Capital SA, 2.125%, 8/10/18	20,000	20,154
		1,114,837
Paper and Forest Products — 0.1%
Georgia-Pacific LLC, 2.54%, 11/15/19(4)	40,000	40,358
Georgia-Pacific LLC, 5.40%, 11/1/20(4)	60,000	65,971
International Paper Co., 6.00%, 11/15/41	10,000	11,249
International Paper Co., 4.40%, 8/15/47	30,000	28,409
		145,987
Pharmaceuticals — 0.3%
Actavis Funding SCS, 3.85%, 6/15/24	34,000	34,318
Actavis Funding SCS, 4.55%, 3/15/35	20,000	19,826
Actavis, Inc., 1.875%, 10/1/17	40,000	40,082
Actavis, Inc., 3.25%, 10/1/22	30,000	29,883
Actavis, Inc., 4.625%, 10/1/42	10,000	9,702
Forest Laboratories LLC, 4.875%, 2/15/21(4)	60,000	64,466
GlaxoSmithKline Capital plc, 2.85%, 5/8/22	35,000	35,270
Merck & Co., Inc., 2.40%, 9/15/22	70,000	68,597
Merck & Co., Inc., 3.70%, 2/10/45	10,000	9,540
Roche Holdings, Inc., 3.35%, 9/30/24(4)	20,000	20,468
Shire Acquisitions Investments Ireland DAC, 2.40%, 9/23/21	130,000	125,598
		457,750
Road and Rail — 0.2%
Burlington Northern Santa Fe LLC, 3.60%, 9/1/20	39,000	40,838
Burlington Northern Santa Fe LLC, 4.45%, 3/15/43	50,000	52,421
Burlington Northern Santa Fe LLC, 4.15%, 4/1/45	10,000	10,145
CSX Corp., 3.40%, 8/1/24	30,000	30,572
CSX Corp., 3.80%, 11/1/46	20,000	18,582
Norfolk Southern Corp., 5.75%, 4/1/18	10,000	10,502
Norfolk Southern Corp., 3.25%, 12/1/21	40,000	41,087
Penske Truck Leasing Co. LP / PTL Finance Corp., 2.875%, 7/17/18(4)	10,000	10,131
Union Pacific Corp., 4.00%, 2/1/21	20,000	21,189
Union Pacific Corp., 4.75%, 9/15/41	10,000	10,872
Union Pacific Corp., 3.35%, 8/15/46	10,000	8,962
		255,301
Semiconductors and Semiconductor Equipment†
Lam Research Corp., 2.80%, 6/15/21	50,000	49,738
Software — 0.3%
Activision Blizzard, Inc., 2.30%, 9/15/21(4)	30,000	29,280
Intuit, Inc., 5.75%, 3/15/17	75,000	75,668
Microsoft Corp., 2.70%, 2/12/25	70,000	68,572
Microsoft Corp., 3.125%, 11/3/25	20,000	20,219
Microsoft Corp., 3.45%, 8/8/36	50,000	47,535
Oracle Corp., 2.50%, 10/15/22	25,000	24,724
Oracle Corp., 3.625%, 7/15/23	30,000	31,435
Oracle Corp., 2.65%, 7/15/26	80,000	75,916

	Shares/ Principal Amount	Value
Oracle Corp., 4.30%, 7/8/34	$20,000	$20,686
Oracle Corp., 4.00%, 7/15/46	20,000	19,138
		413,173
Specialty Retail — 0.1%
Home Depot, Inc. (The), 2.625%, 6/1/22	30,000	30,135
Home Depot, Inc. (The), 3.35%, 9/15/25	20,000	20,513
Home Depot, Inc. (The), 3.00%, 4/1/26	40,000	39,913
Home Depot, Inc. (The), 5.95%, 4/1/41	40,000	50,869
United Rentals North America, Inc., 4.625%, 7/15/23	20,000	20,475
		161,905
Technology Hardware, Storage and Peripherals — 0.2%
Apple, Inc., 1.00%, 5/3/18	30,000	29,889
Apple, Inc., 2.85%, 5/6/21	30,000	30,695
Apple, Inc., 2.50%, 2/9/25	110,000	105,675
Apple, Inc., 4.65%, 2/23/46	20,000	21,606
Diamond 1 Finance Corp. / Diamond 2 Finance Corp., 6.02%, 6/15/26(4)	70,000	75,867
Seagate HDD Cayman, 4.75%, 6/1/23	40,000	39,675
		303,407
Textiles, Apparel and Luxury Goods†
PVH Corp., 4.50%, 12/15/22	30,000	30,600
Tobacco — 0.1%
Altria Group, Inc., 2.85%, 8/9/22	40,000	40,056
Philip Morris International, Inc., 4.125%, 5/17/21	40,000	42,708
Reynolds American, Inc., 4.45%, 6/12/25	20,000	21,126
		103,890
Wireless Telecommunication Services — 0.1%
Sprint Communications, Inc., 9.00%, 11/15/18(4)	40,000	44,200
T-Mobile USA, Inc., 6.46%, 4/28/19	40,000	40,750
		84,950
TOTAL CORPORATE BONDS (Cost $16,867,866)		16,975,647
U.S. GOVERNMENT AGENCY MORTGAGE-BACKED SECURITIES(5) — 10.3%
Adjustable-Rate U.S. Government Agency Mortgage-Backed Securities — 1.2%
FHLMC, VRN, 1.81%, 1/15/17	21,026	21,681
FHLMC, VRN, 1.91%, 1/15/17	31,145	32,036
FHLMC, VRN, 1.99%, 1/15/17	25,753	26,617
FHLMC, VRN, 2.31%, 1/15/17	76,932	77,551
FHLMC, VRN, 2.39%, 1/15/17	210,163	212,990
FHLMC, VRN, 2.51%, 1/15/17	96,526	99,164
FHLMC, VRN, 2.59%, 1/15/17	116,108	118,244
FHLMC, VRN, 2.68%, 1/15/17	41,314	43,662
FHLMC, VRN, 2.78%, 1/15/17	90,505	95,687
FHLMC, VRN, 2.81%, 1/15/17	43,137	45,526
FHLMC, VRN, 2.84%, 1/15/17	21,120	22,375
FHLMC, VRN, 2.87%, 1/15/17	51,756	53,185
FHLMC, VRN, 3.01%, 1/15/17	7,332	7,769

	Shares/ Principal Amount	Value
FHLMC, VRN, 3.09%, 1/15/17	$14,780	$15,635
FHLMC, VRN, 3.14%, 1/15/17	21,866	23,049
FHLMC, VRN, 3.67%, 1/15/17	16,422	16,970
FHLMC, VRN, 4.07%, 1/15/17	23,503	24,304
FHLMC, VRN, 4.24%, 1/15/17	28,507	29,669
FHLMC, VRN, 4.71%, 1/15/17	12,246	12,755
FHLMC, VRN, 5.14%, 1/15/17	7,722	8,000
FHLMC, VRN, 5.47%, 1/15/17	29,230	30,576
FHLMC, VRN, 5.98%, 1/15/17	22,158	22,969
FNMA, VRN, 2.06%, 1/25/17	34,212	35,629
FNMA, VRN, 2.61%, 1/25/17	12,636	13,354
FNMA, VRN, 2.62%, 1/25/17	91,032	92,503
FNMA, VRN, 2.74%, 1/25/17	36,815	38,717
FNMA, VRN, 2.77%, 1/25/17	48,018	50,830
FNMA, VRN, 2.81%, 1/25/17	55,896	58,282
FNMA, VRN, 2.81%, 1/25/17	88,089	91,710
FNMA, VRN, 2.81%, 1/25/17	43,676	45,553
FNMA, VRN, 2.81%, 1/25/17	40,501	42,211
FNMA, VRN, 2.95%, 1/25/17	16,221	17,134
FNMA, VRN, 3.30%, 1/25/17	14,096	14,889
FNMA, VRN, 3.33%, 1/25/17	27,034	27,999
FNMA, VRN, 3.60%, 1/25/17	34,381	35,846
FNMA, VRN, 3.93%, 1/25/17	24,692	25,584
FNMA, VRN, 4.77%, 1/25/17	17,845	18,873
		1,649,528
Fixed-Rate U.S. Government Agency Mortgage-Backed Securities — 9.1%
FHLMC, 4.50%, 1/1/19	23,051	23,658
FHLMC, 6.50%, 1/1/28	3,500	3,981
FHLMC, 6.50%, 6/1/29	3,674	4,153
FHLMC, 8.00%, 7/1/30	4,337	5,354
FHLMC, 5.50%, 12/1/33	97,083	110,170
FHLMC, 5.50%, 1/1/38	14,648	16,372
FHLMC, 6.00%, 8/1/38	18,923	21,529
FHLMC, 3.00%, 2/1/43	345,231	344,970
FHLMC, 6.50%, 7/1/47	2,135	2,334
FNMA, 3.00%, 1/18/17(6)	1,500,000	1,489,167
FNMA, 3.50%, 1/18/17(6)	1,525,000	1,562,177
FNMA, 4.00%, 1/18/17(6)	846,000	889,043
FNMA, 4.50%, 1/18/17(6)	725,000	779,633
FNMA, 4.50%, 5/1/19	12,115	12,455
FNMA, 4.50%, 5/1/19	16,043	16,521
FNMA, 6.50%, 1/1/28	3,915	4,430
FNMA, 6.50%, 1/1/29	8,338	9,441
FNMA, 7.50%, 7/1/29	18,571	20,751
FNMA, 7.50%, 9/1/30	3,797	4,570
FNMA, 5.00%, 7/1/31	126,290	138,157
FNMA, 6.50%, 1/1/32	6,335	7,174

	Shares/ Principal Amount	Value
FNMA, 5.50%, 6/1/33	$26,805	$30,145
FNMA, 5.50%, 8/1/33	55,063	61,638
FNMA, 5.00%, 11/1/33	155,153	170,473
FNMA, 5.50%, 1/1/34	55,655	62,405
FNMA, 5.00%, 4/1/35	126,093	138,023
FNMA, 4.50%, 9/1/35	75,088	80,937
FNMA, 5.00%, 2/1/36	123,568	134,982
FNMA, 5.50%, 1/1/37	89,042	99,590
FNMA, 5.50%, 2/1/37	21,837	24,416
FNMA, 6.00%, 7/1/37	134,633	153,836
FNMA, 6.50%, 8/1/37	48,773	53,942
FNMA, 5.00%, 4/1/40	208,491	227,759
FNMA, 5.00%, 6/1/40	154,375	168,822
FNMA, 3.50%, 1/1/41	379,203	390,943
FNMA, 4.00%, 1/1/41	630,581	668,502
FNMA, 4.00%, 5/1/41	135,861	143,385
FNMA, 5.00%, 6/1/41	171,928	188,147
FNMA, 4.50%, 7/1/41	172,949	187,059
FNMA, 4.50%, 9/1/41	42,143	45,466
FNMA, 4.00%, 12/1/41	219,237	232,099
FNMA, 4.00%, 1/1/42	62,826	66,353
FNMA, 4.00%, 1/1/42	238,077	250,732
FNMA, 3.50%, 5/1/42	425,552	438,803
FNMA, 3.50%, 6/1/42	98,228	101,289
FNMA, 3.50%, 5/1/45	813,682	835,336
FNMA, 6.50%, 8/1/47	5,108	5,627
FNMA, 6.50%, 9/1/47	9,527	10,479
FNMA, 6.50%, 9/1/47	641	706
FNMA, 6.50%, 9/1/47	7,025	7,719
FNMA, 6.50%, 9/1/47	1,875	2,056
GNMA, 3.00%, 1/24/17(6)	500,000	505,939
GNMA, 3.50%, 1/24/17(6)	525,000	545,411
GNMA, 7.00%, 4/20/26	11,800	13,653
GNMA, 7.50%, 8/15/26	7,741	8,959
GNMA, 7.00%, 2/15/28	3,331	3,362
GNMA, 7.50%, 2/15/28	3,262	3,305
GNMA, 6.50%, 5/15/28	528	603
GNMA, 6.50%, 5/15/28	1,774	2,028
GNMA, 7.00%, 12/15/28	2,875	2,875
GNMA, 7.00%, 5/15/31	23,189	27,186
GNMA, 5.50%, 11/15/32	54,440	61,467
GNMA, 4.50%, 1/15/40	53,364	57,771
GNMA, 4.50%, 5/20/41	147,185	158,645
GNMA, 4.50%, 6/15/41	77,690	85,610
GNMA, 4.00%, 12/15/41	279,629	297,914
GNMA, 3.50%, 7/20/42	105,206	109,788
GNMA, 2.50%, 7/20/46	220,716	214,359

	Shares/ Principal Amount	Value
GNMA, 2.50%, 8/20/46	$147,902	$143,643
		12,690,227
TOTAL U.S. GOVERNMENT AGENCY MORTGAGE-BACKED SECURITIES (Cost $14,191,565)		14,339,755
COLLATERALIZED MORTGAGE OBLIGATIONS(5) — 1.9%
Private Sponsor Collateralized Mortgage Obligations — 1.6%
ABN Amro Mortgage Corp., Series 2003-4, Class A4, 5.50%, 3/25/33	4,852	4,932
Adjustable Rate Mortgage Trust, Series 2004-4, Class 4A1, VRN, 3.20%, 1/1/17	50,184	49,915
Agate Bay Mortgage Loan Trust, Series 2014-2, Class A14, VRN, 3.75%, 1/1/17(4)	61,006	62,766
Agate Bay Mortgage Loan Trust, Series 2016-3, Class A3, VRN, 3.50%, 1/1/17(4)	135,232	135,512
Banc of America Mortgage Securities, Inc., Series 2003-G, Class 2A1, VRN, 3.27%, 1/1/17	15,011	14,940
Banc of America Mortgage Securities, Inc., Series 2004-E, Class 2A6 SEQ, VRN, 3.34%, 1/1/17	47,401	46,945
Banc of America Mortgage Securities, Inc., Series 2005-1, Class 1A15, 5.50%, 2/25/35	13,548	13,946
Citigroup Mortgage Loan Trust, Inc., Series 2004-UST1, Class A4, VRN, 2.75%, 1/1/17	52,400	50,778
Citigroup Mortgage Loan Trust, Inc., Series 2004-UST1, Class A5, VRN, 2.60%, 1/1/17	38,192	37,662
Citigroup Mortgage Loan Trust, Inc., Series 2005-4, Class A, VRN, 3.04%, 1/1/17	12,560	12,369
Citigroup Mortgage Loan Trust, Inc., Series 2005-6, Class A2, VRN, 2.76%, 1/1/17	33,472	34,640
Countrywide Home Loan Mortgage Pass-Through Trust, Series 2005-17, Class 1A11, 5.50%, 9/25/35	1,950	1,942
First Horizon Alternative Mortgage Securities Trust, Series 2004-AA4, Class A1, VRN, 2.84%, 1/1/17	15,595	15,325
First Horizon Mortgage Pass-Through Trust, Series 2005-AR3, Class 4A1, VRN, 2.87%, 1/1/17	18,112	17,543
GSR Mortgage Loan Trust, Series 2004-7, Class 3A1, VRN, 2.71%, 1/1/17	35,153	34,158
GSR Mortgage Loan Trust, Series 2004-AR5, Class 3A3, VRN, 3.06%, 1/1/17	36,100	35,886
GSR Mortgage Loan Trust, Series 2005-AR1, Class 3A1, VRN, 3.15%, 1/1/17	52,488	52,000
GSR Mortgage Loan Trust, Series 2005-AR6, Class 2A1, VRN, 3.01%, 1/1/17	125,691	130,522
GSR Mortgage Loan Trust, Series 2005-AR6, Class 4A5, VRN, 3.08%, 1/1/17	31,880	31,988
JPMorgan Mortgage Trust, Series 2005-A4, Class 1A1, VRN, 3.09%, 1/1/17	21,548	21,468
JPMorgan Mortgage Trust, Series 2005-A4, Class 2A1, VRN, 3.16%, 1/1/17	11,928	11,868
JPMorgan Mortgage Trust, Series 2006-A3, Class 7A1, VRN, 3.11%, 1/1/17	22,739	22,872
JPMorgan Mortgage Trust, Series 2013-1, Class 2A2 SEQ, VRN, 2.50%, 1/1/17(4)	43,095	42,550
MASTR Adjustable Rate Mortgages Trust, Series 2004-13, Class 3A7, VRN, 3.04%, 1/1/17	149,031	152,523
Merrill Lynch Mortgage Investors Trust, Series 2005-3, Class 2A, VRN, 2.94%, 1/25/17	101,508	99,843

	Shares/ Principal Amount	Value
Merrill Lynch Mortgage Investors Trust, Series 2005-A2, Class A1, VRN, 2.69%, 1/1/17	$50,562	$49,792
PHHMC Mortgage Pass-Through Certificates, Series 2007-6, Class A1, VRN, 5.63%, 1/1/17	6,690	6,899
Sequoia Mortgage Trust, Series 2012-1, Class 1A1, VRN, 2.87%, 1/1/17	11,662	11,764
Sequoia Mortgage Trust, Series 2013-12, Class A1 SEQ, 4.00%, 12/25/43(4)	24,107	25,002
Sofi Mortgage Trust 2016-1, Series 2016-1A, Class 1A4 SEQ, VRN, 3.00%, 1/1/17(4)	50,000	47,695
Structured Adjustable Rate Mortgage Loan Trust, Series 2004-6, Class 3A2, VRN, 3.15%, 1/1/17	16,705	17,377
Structured Adjustable Rate Mortgage Loan Trust, Series 2004-8, Class 2A1, VRN, 3.04%, 1/1/17	93,007	92,678
Thornburg Mortgage Securities Trust, Series 2004-3, Class A, VRN, 1.50%, 1/25/17	70,032	64,408
Towd Point Mortgage Trust, Series 2016-1, Class A1, VRN, 3.50%, 1/1/17(4)	78,757	80,573
WaMu Mortgage Pass-Through Certificates, Series 2005-AR3, Class A1, VRN, 2.80%, 1/1/17	123,172	120,459
Wells Fargo Mortgage-Backed Securities Trust, Series 2004-S, Class A1, VRN, 3.04%, 1/1/17	26,003	26,511
Wells Fargo Mortgage-Backed Securities Trust, Series 2004-Z, Class 2A2, VRN, 3.00%, 1/1/17	29,605	29,955
Wells Fargo Mortgage-Backed Securities Trust, Series 2005-17, Class 1A1, 5.50%, 1/25/36	16,917	16,613
Wells Fargo Mortgage-Backed Securities Trust, Series 2005-9, Class 2A6, 5.25%, 10/25/35	37,197	38,296
Wells Fargo Mortgage-Backed Securities Trust, Series 2005-AR10, Class 1A1, VRN, 3.02%, 1/1/17	85,604	89,049
Wells Fargo Mortgage-Backed Securities Trust, Series 2005-AR10, Class 2A15, VRN, 3.01%, 1/1/17	27,802	28,695
Wells Fargo Mortgage-Backed Securities Trust, Series 2005-AR10, Class 2A17, VRN, 3.01%, 1/1/17	53,810	55,597
Wells Fargo Mortgage-Backed Securities Trust, Series 2005-AR16, Class 3A2, VRN, 3.08%, 1/1/17	22,566	22,672
Wells Fargo Mortgage-Backed Securities Trust, Series 2005-AR7, Class 1A1, VRN, 3.09%, 1/1/17	46,210	46,110
Wells Fargo Mortgage-Backed Securities Trust, Series 2006-10, Class A4 SEQ, 6.00%, 8/25/36	28,035	28,004
Wells Fargo Mortgage-Backed Securities Trust, Series 2006-13, Class A5, 6.00%, 10/25/36	20,094	20,280
Wells Fargo Mortgage-Backed Securities Trust, Series 2007-13, Class A1, 6.00%, 9/25/37	17,307	17,469
Wells Fargo Mortgage-Backed Securities Trust, Series 2007-14, Class 2A2, 5.50%, 10/25/22	11,465	11,774
Wells Fargo Mortgage-Backed Securities Trust, Series 2007-16, Class 1A1, 6.00%, 12/28/37	6,738	7,005
Wells Fargo Mortgage-Backed Securities Trust, Series 2007-AR10, Class 1A1, VRN, 6.31%, 1/1/17	21,517	20,905
Wells Fargo Mortgage-Backed Securities Trust, Series 2008-1, Class 4A1, 5.75%, 2/25/38	41,122	43,261
		2,153,736
U.S. Government Agency Collateralized Mortgage Obligations — 0.3%
FHLMC, Series 2016-DNA4, Class M2, VRN, 2.06%, 1/25/17	75,000	74,895
FHLMC, Series 2016-HQA3, Class M2, VRN, 2.11%, 1/25/17	75,000	74,853

	Shares/ Principal Amount	Value
FHLMC, Series 2926, Class EW SEQ, 5.00%, 1/15/25	$70,188	$75,365
FNMA, Series 2016-C04, Class 1M1, VRN, 2.21%, 1/25/17	136,657	137,564
FNMA, Series 2016-C05, Class 2M1, VRN, 2.11%, 1/25/17	97,191	97,435
		460,112
TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS (Cost $2,613,220)		2,613,848
COMMERCIAL MORTGAGE-BACKED SECURITIES(5) — 1.8%
Bank of America Merrill Lynch Commercial Mortgage Securities Trust, Series 2014-ICTS, Class A, VRN, 1.50%, 1/15/17(4)	125,000	125,012
Bank of America Merrill Lynch Commercial Mortgage Securities Trust, Series 2015-200P, Class B, 3.49%, 4/14/33(4)	100,000	100,362
BLCP Hotel Trust, Series 2014-CLRN, Class A, VRN, 1.65%, 1/15/17(4)	216,050	215,918
Commercial Mortgage Pass-Through Certificates, Series 2014-BBG, Class A, VRN, 1.50%, 1/15/17(4)	150,000	149,365
Commercial Mortgage Pass-Through Certificates, Series 2014-CR15, Class AM SEQ, VRN, 4.43%, 1/1/17	125,000	133,415
Commercial Mortgage Pass-Through Certificates, Series 2014-LC17, Class AM, VRN, 4.19%, 1/1/17	125,000	130,462
Commercial Mortgage Pass-Through Certificates, Series 2014-UBS5, Class AM, VRN, 4.19%, 1/1/17	125,000	129,406
Commercial Mortgage Pass-Through Certificates, Series 2015-CR22, Class AM, VRN, 3.60%, 1/1/17	100,000	100,632
Commercial Mortgage Trust, Series 2016-CD1, Class AM, 2.93%, 8/10/49	50,000	48,029
Commercial Mortgage Trust, Series 2016-CD2, Class A4, VRN, 3.53%, 1/1/17	150,000	154,473
Core Industrial Trust, Series 2015-WEST, Class A SEQ, 3.29%, 2/10/37(4)	150,000	150,396
Hudson Yards Mortgage Trust, Series 2016-10HY, Class A SEQ, 2.84%, 8/10/38(4)	250,000	241,259
Irvine Core Office Trust, Series 2013-IRV, Class A2 SEQ, VRN, 3.17%, 1/10/17(4)	200,000	202,712
JPMBB Commercial Mortgage Securities Trust, Series 2014-C21, Class B, VRN, 4.34%, 1/1/17	75,000	78,377
JPMorgan Chase Commercial Mortgage Securities Trust, Series 2013-C16, Class A4, 4.17%, 12/15/46	50,000	53,752
JPMorgan Chase Commercial Mortgage Securities Trust, Series 2013-C16, Class AS, 4.52%, 12/15/46	75,000	80,834
JPMorgan Chase Commercial Mortgage Securities Trust, Series 2014-CBM, Class A, VRN, 1.60%, 1/15/17(4)	150,000	148,882
JPMorgan Chase Commercial Mortgage Securities Trust, Series 2016-JP2, Class A4, 2.82%, 8/15/49	100,000	97,080
Morgan Stanley Capital I Trust, Series 2014-CPT, Class C, VRN, 3.45%, 1/1/17(4)	125,000	125,828
TOTAL COMMERCIAL MORTGAGE-BACKED SECURITIES (Cost $2,479,100)		2,466,194
ASSET-BACKED SECURITIES(5) — 1.3%
American Homes 4 Rent, Series 2014-SFR1, Class A, VRN, 1.74%, 1/17/17(4)	227,097	226,428
Avis Budget Rental Car Funding AESOP LLC, Series 2012-2A, Class A SEQ, 2.80%, 5/20/18(4)	83,333	83,576
Barclays Dryrock Issuance Trust, Series 2014-1, Class A, VRN, 1.06%, 1/17/17	125,000	125,004

	Shares/ Principal Amount	Value
Chesapeake Funding LLC, Series 2014-1A, Class A, VRN, 1.07%, 1/9/17(4)	$68,616	$68,398
Colony Starwood Homes, Series 2016-2A, Class A, VRN, 1.99%, 1/17/17(4)	209,520	209,955
Dell Equipment Finance Trust, Series 2015-2, Class A2B, VRN, 1.65%, 1/22/17(4)	52,259	52,332
Enterprise Fleet Financing LLC, Series 2014-1, Class A2 SEQ, 0.87%, 9/20/19(4)	3,337	3,334
Enterprise Fleet Financing LLC, Series 2015-2, Class A2 SEQ, 1.59%, 2/22/21(4)	102,647	102,604
Enterprise Fleet Financing LLC, Series 2016-1, Class A2 SEQ, 1.83%, 9/20/21(4)	96,676	96,739
Hertz Fleet Lease Funding LP, Series 2014-1, Class A, VRN, 1.06%, 1/1/17(4)	51,100	51,079
Hilton Grand Vacations Trust, Series 2013-A, Class A SEQ, 2.28%, 1/25/26(4)	25,044	24,845
Hilton Grand Vacations Trust, Series 2014-AA, Class A SEQ, 1.77%, 11/25/26(4)	104,726	102,807
Invitation Homes Trust, Series 2014-SFR1, Class A, VRN, 1.74%, 1/17/17(4)	72,819	72,600
MVW Owner Trust, Series 2014-1A, Class A, 2.25%, 9/22/31(4)	54,812	54,154
MVW Owner Trust, Series 2015-1A, Class A SEQ, 2.52%, 12/20/32(4)	66,518	66,172
MVW Owner Trust, Series 2016-1A, Class A SEQ, 2.25%, 12/20/33(4)	94,591	92,745
Progress Residential Trust, Series 2016-SFR2, Class A, VRN, 1.94%, 1/17/17(4)	75,000	75,257
Sierra Timeshare Receivables Funding LLC, Series 2014-1A, Class A SEQ, 2.07%, 3/20/30(4)	74,593	74,104
Sierra Timeshare Receivables Funding LLC, Series 2015-1A, Class A, 2.40%, 3/22/32(4)	46,278	46,072
Toyota Auto Receivables Owner Trust, Series 2015-C, Class A2B, VRN, 1.03%, 1/17/17	31,690	31,700
US Airways Pass-Through Trust, Series 2013-1, Class A, 3.95%, 5/15/27	16,781	17,224
Volvo Financial Equipment LLC, Series 2015-1A, Class A2, 0.95%, 11/15/17(4)	6,120	6,119
VSE VOI Mortgage LLC, Series 2016-A, Class A SEQ, 2.54%, 7/20/33(4)	184,043	182,061
TOTAL ASSET-BACKED SECURITIES (Cost $1,871,742)		1,865,309
EXCHANGE-TRADED FUNDS — 0.6%
SPDR S&P Bank ETF (Cost $826,327)	19,092	829,929
U.S. GOVERNMENT AGENCY SECURITIES — 0.5%
FNMA, 2.125%, 4/24/26	$40,000	37,817
FNMA, 6.625%, 11/15/30	500,000	695,319
TOTAL U.S. GOVERNMENT AGENCY SECURITIES (Cost $716,709)		733,136
MUNICIPAL SECURITIES — 0.5%
Bay Area Toll Authority Rev., 6.92%, 4/1/40	20,000	27,070
California GO, (Building Bonds),, 7.60%, 11/1/40	20,000	30,177
Dallas Area Rapid Transit Rev., 6.00%, 12/1/44	25,000	32,701
Los Angeles Community College District GO, 6.68%, 8/1/36	20,000	26,470

		Shares/ Principal Amount	Value
Los Angeles Department of Airports Rev., 6.58%, 5/15/39		$25,000	$32,105
Los Angeles Department of Water & Power Rev., 5.72%, 7/1/39		20,000	24,487
Metropolitan Transportation Authority Rev., 6.81%, 11/15/40		15,000	20,057
Missouri Highway & Transportation Commission Rev., 5.45%, 5/1/33		20,000	23,786
New Jersey State Turnpike Auth. Rev., Series 2009 F, (Building Bonds), 7.41%, 1/1/40		65,000	93,862
Ohio Water Development Authority Water Pollution Control Loan Fund Rev., 4.88%, 12/1/34		30,000	33,860
Oregon State Department of Transportation Highway User Tax Rev., Series 2010 A, (Building Bonds), 5.83%, 11/15/34		20,000	25,248
Port Authority of New York & New Jersey Rev., 4.46%, 10/1/62		45,000	45,307
Rutgers State University of New Jersey Rev., 5.67%, 5/1/40		40,000	47,080
Sacramento Municipal Utility District Electric Rev., Series 2010 W, (Building Bonds), 6.16%, 5/15/36		25,000	30,579
Salt River Project Agricultural Improvement & Power District Rev., 4.84%, 1/1/41		25,000	28,689
San Francisco Public Utilities Commission Water Rev., 6.95%, 11/1/50		20,000	28,087
Santa Clara Valley Transportation Authority Rev., 5.88%, 4/1/32		30,000	36,360
State of California GO, 7.55%, 4/1/39		20,000	29,776
State of California GO, 7.30%, 10/1/39		30,000	42,477
State of Illinois GO, 5.10%, 6/1/33		40,000	35,866
TOTAL MUNICIPAL SECURITIES (Cost $621,280)			694,044
SOVEREIGN GOVERNMENTS AND AGENCIES — 0.5%
Colombia†
Colombia Government International Bond, 4.375%, 7/12/21		30,000	31,500
Italy†
Republic of Italy Government International Bond, 6.875%, 9/27/23		30,000	35,123
Mexico — 0.2%
Mexico Government International Bond, MTN, 5.95%, 3/19/19		120,000	129,810
Mexico Government International Bond, 5.125%, 1/15/20		70,000	75,320
Mexico Government International Bond, MTN, 4.75%, 3/8/44		60,000	54,690
			259,820
Peru†
Peruvian Government International Bond, 6.55%, 3/14/37		10,000	12,605
Peruvian Government International Bond, 5.625%, 11/18/50		30,000	34,050
			46,655
Poland — 0.1%
Republic of Poland Government International Bond, 5.125%, 4/21/21		35,000	38,232
Republic of Poland Government International Bond, 3.00%, 3/17/23		10,000	9,820
			48,052
Portugal — 0.2%
Portugal Obrigacoes do Tesouro OT, 2.875%, 10/15/25(4)	EUR	200,000	200,086

	Shares/ Principal Amount	Value
Uruguay†
Uruguay Government International Bond, 4.125%, 11/20/45	$20,000	$16,570
TOTAL SOVEREIGN GOVERNMENTS AND AGENCIES (Cost $647,428)		637,806
TEMPORARY CASH INVESTMENTS — 3.0%
State Street Institutional U.S. Government Money Market Fund, Premier Class (Cost $4,247,161)	4,247,161	4,247,161
TOTAL INVESTMENT SECURITIES — 105.0% (Cost $132,625,360)		146,348,667
OTHER ASSETS AND LIABILITIES(7) — (5.0)%		(6,947,812)
TOTAL NET ASSETS — 100.0%		$139,400,855

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS
Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
USD	622,701	EUR	596,492	JPMorgan Chase Bank N.A.	3/15/17	$(7,383)

FUTURES CONTRACTS
Contracts Purchased		Expiration Date	Underlying Face Amount at Value	Unrealized Appreciation (Depreciation)
12	U.S. Treasury 2-Year Notes	March 2017	$2,600,250	$1,239
4	U.S. Treasury 5-Year Notes	March 2017	470,656	741
			$3,070,906	$1,980

Contracts Sold		Expiration Date	Underlying Face Amount at Value	Unrealized Appreciation (Depreciation)
4	U.S. Treasury 10-Year Ultra Notes	March 2017	$536,250	$(2,447)

SWAP AGREEMENTS

CENTRALLY CLEARED CREDIT DEFAULT
Reference Entity	Notional Amount	Buy/Sell* Protection	Interest Rate	Termination Date	Implied Credit Spread**	Unrealized Appreciation (Depreciation)	Value
CDX North America Investment Grade 27 Index	$1,000,000	Sell	1.00%	12/20/21	0.68%	$5,276	$15,463

TOTAL RETURN
Counterparty	Notional Amount	Floating Rate Referenced Index	Pay/Receive Total Return of Referenced Index	Fixed Rate	Termination Date	Value
Bank of America N.A.	$500,000	U.S. CPI Urban Consumers NSA Index	Receive	2.26%	11/15/26	$2,427
Bank of America N.A.	500,000	U.S. CPI Urban Consumers NSA Index	Receive	2.29%	11/16/26	1,130
Bank of America N.A.	500,000	U.S. CPI Urban Consumers NSA Index	Receive	2.28%	11/21/26	1,676
						$5,233

*
The maximum potential amount the fund could be required to deliver as a seller of credit protection if a credit event occurs as defined under the terms of the agreement is the notional amount. The maximum potential amount may be partially offset by any recovery values of the reference entities and upfront payments received upon entering into the agreement.

**Implied credit spreads for centrally cleared credit default swap agreements are linked to the weighted average spread across the underlying reference entities included in a particular index. Implied credit spreads serve as an indication of the seller's performance risk related to the likelihood of a credit event occurring as defined in the agreement. Implied credit spreads are used to determine the value of swap agreements and reflect the cost of buying/selling protection, which may include upfront payments made/received upon entering the agreement. Therefore, higher spreads would indicate a greater likelihood that a seller will be obligated to perform under the contract terms. Increasing values, in absolute terms and relative to notional amounts, are also indicative of greater performance risk.

NOTES TO SCHEDULE OF INVESTMENTS
CDX	-	Credit Derivatives Indexes
CPI	-	Consumer Price Index
EUR	-	Euro
FHLMC	-	Federal Home Loan Mortgage Corporation
FNMA	-	Federal National Mortgage Association
GNMA	-	Government National Mortgage Association
GO	-	General Obligation
MTN	-	Medium Term Note
NSA	-	Not Seasonally Adjusted
SEQ	-	Sequential Payer
USD	-	United States Dollar
VRN	-	Variable Rate Note. Interest reset date is indicated. Rate shown is effective at the period end.

†	Category is less than 0.05% of total net assets.

(1)	Non-income producing.

(2)	When-issued security. The issue price and yield are fixed on the date of the commitment, but payment and delivery are scheduled for a future date.

(3)
Security, or a portion thereof, has been pledged at the custodian bank or with a broker for margin requirements on futures contracts and/or swap agreements. At the period end, the aggregate value of securities pledged was $45,196.

(4)
Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be sold in transactions exempt from registration, normally to qualified institutional investors. The aggregate value of these securities at the period end was $4,478,011, which represented 3.2% of total net assets.

(5)	Final maturity date indicated, unless otherwise noted.

(6)	Forward commitment. Settlement date is indicated.

(7)	Amount relates primarily to payable for investments purchased, but not settled, at period end.

See Notes to Financial Statements.

Statement of Assets and Liabilities

DECEMBER 31, 2016
Assets
Investment securities, at value (cost of $132,625,360)	$146,348,667
Cash	4,173
Foreign currency holdings, at value (cost of $13,762)	13,158
Receivable for investments sold	15,792
Receivable for capital shares sold	5,523
Receivable for variation margin on swap agreements	216
Swap agreements, at value	5,233
Dividends and interest receivable	440,237
146,832,999

Liabilities
Payable for investments purchased	7,130,087
Payable for capital shares redeemed	195,426
Payable for variation margin on futures contracts	889
Unrealized depreciation on forward foreign currency exchange contracts	7,383
Accrued management fees	94,526
Distribution fees payable	3,833
7,432,144

Net Assets	$139,400,855

Net Assets Consist of:
Capital (par value and paid-in surplus)	$124,189,407
Undistributed net investment income	127,652
Undistributed net realized gain	1,358,812
Net unrealized appreciation	13,724,984
$139,400,855

	Net Assets	Shares Outstanding	Net Asset Value Per Share
Class I, $0.01 Par Value	$119,723,590	17,185,792	$6.97
Class II, $0.01 Par Value	$19,677,265	2,824,210	$6.97

See Notes to Financial Statements.

Statement of Operations

YEAR ENDED DECEMBER 31, 2016
Investment Income (Loss)
Income:
Dividends (net of foreign taxes withheld of $215)	$1,510,932
Interest	1,312,066
2,822,998

Expenses:
Management fees	1,083,542
Distribution fees - Class II	13,311
Directors' fees and expenses	3,945
Other expenses	190
1,100,988
Fees waived	(101,717)
999,271

Net investment income (loss)	1,823,727

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment transactions	1,956,076
Futures contract transactions	(21,881)
Swap agreement transactions	1,008
Foreign currency transactions	29,439
1,964,642

Change in net unrealized appreciation (depreciation) on:
Investments	4,003,666
Futures contracts	(467)
Swap agreements	10,509
Translation of assets and liabilities in foreign currencies	(8,365)
4,005,343

Net realized and unrealized gain (loss)	5,969,985

Net Increase (Decrease) in Net Assets Resulting from Operations	$7,793,712

See Notes to Financial Statements.

Statement of Changes in Net Assets

YEARS ENDED DECEMBER 31, 2016 AND DECEMBER 31, 2015
Increase (Decrease) in Net Assets	December 31, 2016	December 31, 2015
Operations
Net investment income (loss)	$1,823,727	$1,970,974
Net realized gain (loss)	1,964,642	5,164,570
Change in net unrealized appreciation (depreciation)	4,005,343	(10,228,986)
Net increase (decrease) in net assets resulting from operations	7,793,712	(3,093,442)

Distributions to Shareholders
From net investment income:
Class I	(1,827,502)	(2,144,865)
Class II	(82,398)	—
From net realized gains:
Class I	(5,081,856)	(11,983,170)
Decrease in net assets from distributions	(6,991,756)	(14,128,035)

Capital Share Transactions
Net increase (decrease) in net assets from capital share transactions (Note 5)	21,895,747	(4,230,694)

Net increase (decrease) in net assets	22,697,703	(21,452,171)

Net Assets
Beginning of period	116,703,152	138,155,323
End of period	$139,400,855	$116,703,152

Undistributed net investment income	$127,652	$87,001

See Notes to Financial Statements.

Notes to Financial Statements

DECEMBER 31, 2016

1. Organization

American Century Variable Portfolios, Inc. (the corporation) is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company and is organized as a Maryland corporation. VP Balanced Fund (the fund) is one fund in a series issued by the corporation. The fund’s investment objective is to seek long-term capital growth and current income by investing approximately 60% of its assets in equity securities and the remainder in bonds and other fixed-income securities.

The fund offers Class I and Class II. The share classes differ principally in their respective distribution and shareholder servicing expenses and arrangements. Sale of Class II commenced on May 2, 2016.

2. Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the fund in preparation of its financial statements. The fund is an investment company and follows accounting and reporting guidance in accordance with accounting principles generally accepted in the United States of America. This may require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from these estimates. Management evaluated the impact of events or transactions occurring through the date the financial statements were issued that would merit recognition or disclosure.

Investment Valuations — The fund determines the fair value of its investments and computes its net asset value per share at the close of regular trading (usually 4 p.m. Eastern time) on the New York Stock Exchange (NYSE) on each day the NYSE is open. The Board of Directors has adopted valuation policies and procedures to guide the investment advisor in the fund’s investment valuation process and to provide methodologies for the oversight of the fund’s pricing function.

Equity securities that are listed or traded on a domestic securities exchange are valued at the last reported sales price or at the official closing price as provided by the exchange. Equity securities traded on foreign securities exchanges are generally valued at the closing price of such securities on the exchange where primarily traded or at the close of the NYSE, if that is earlier. If no last sales price is reported, or if local convention or regulation so provides, the mean of the latest bid and asked prices may be used. Securities traded over-the-counter are valued at the mean of the latest bid and asked prices, the last sales price, or the official closing price. Equity securities initially expressed in local currencies are translated into U.S. dollars at the mean of the appropriate currency exchange rate at the close of the NYSE as provided by an independent pricing service.

Fixed income securities are valued at the evaluated mean as provided by independent pricing services or at the mean of the most recent bid and asked prices as provided by investment dealers. Corporate bonds, U.S. Treasury and Government Agency securities, convertible bonds, municipal securities, and sovereign governments and agencies are valued using market models that consider trade data, quotations from dealers and active market makers, relevant yield curve and spread data, creditworthiness, trade data or market information on comparable securities, and other relevant security specific information. Mortgage-related and asset-backed securities are valued based on models that consider trade data, prepayment and default projections, benchmark yield and spread data and estimated cash flows of each tranche of the issuer. Fixed income securities initially expressed in local currencies are translated into U.S. dollars at the mean of the appropriate currency exchange rate at the close of the NYSE as provided by an independent pricing service.

Open-end management investment companies are valued at the reported net asset value per share. Exchange-traded futures contracts are valued at the settlement price as provided by the appropriate clearing corporation. Swap agreements are valued at an evaluated mean as provided by independent pricing services or independent brokers. Forward foreign currency exchange contracts are valued at the mean of the appropriate forward exchange rate at the close of the NYSE as provided by an independent pricing service.

If the fund determines that the market price for an investment is not readily available or the valuation methods mentioned above do not reflect an investment’s fair value, such investment is valued as determined in good faith by the Board of Directors or its delegate, in accordance with policies and procedures adopted by the Board of Directors. In its determination of fair value, the fund may review several factors including, but not limited to, market information regarding the specific investment or comparable investments and correlation with other investment types, futures indices or general market indicators. Circumstances that may cause the fund to use these procedures to value an investment include, but are not limited to: an investment has been declared in default or is distressed; trading in a security has been suspended during the trading day or a security is not actively trading on its principal exchange; prices received from a regular pricing source are deemed unreliable; or there is a foreign market holiday and no trading occurred.

The fund monitors for significant events occurring after the close of an investment’s primary exchange but before the fund’s net asset value per share is determined. Significant events may include, but are not limited to: corporate announcements and transactions; governmental action and political unrest that could impact a specific investment or an investment sector; or armed conflicts, natural disasters and similar events that could affect investments in a specific country or region. The fund also monitors for significant fluctuations between domestic and foreign markets, as evidenced by the U.S. market or such other indicators that the Board of Directors, or its delegate, deems appropriate. If significant fluctuations in foreign markets are identified, the fund may apply a model-derived factor to the closing price of equity securities traded on foreign securities exchanges. The factor is based on observable market data as provided by an independent pricing service.

Security Transactions — Security transactions are accounted for as of the trade date. Net realized gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes.

Investment Income — Dividend income less foreign taxes withheld, if any, is recorded as of the ex-dividend date. Distributions received on securities that represent a return of capital or long-term capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The fund may estimate the components of distributions received that may be considered nontaxable distributions or long-term capital gain distributions for income tax purposes. Interest income is recorded on the accrual basis and includes paydown gain (loss) and accretion of discounts and amortization of premiums. Inflation adjustments related to inflation-linked debt securities are reflected as interest income.

Foreign Currency Translations — All assets and liabilities initially expressed in foreign currencies are translated into U.S. dollars at prevailing exchange rates at period end. The fund may enter into spot foreign currency exchange contracts to facilitate transactions denominated in a foreign currency. Purchases and sales of investment securities, dividend and interest income, spot foreign currency exchange contracts, and expenses are translated at the rates of exchange prevailing on the respective dates of such transactions. Net realized and unrealized foreign currency exchange gains or losses related to investment securities are a component of net realized gain (loss) on investment transactions and change in net unrealized appreciation (depreciation) on investments, respectively.

Forward Commitments — The fund may engage in securities transactions on a forward commitment basis. In these transactions, the securities’ prices and yields are fixed on the date of the commitment. The fund may sell a to-be-announced (TBA) security and at the same time make a commitment to purchase the same security at a future date at a specified price. Conversely, the fund may purchase a TBA security and at the same time make a commitment to sell the same security at a future date at a specified price. These types of transactions are known as “TBA roll” transactions and are accounted for as purchases and sales. The fund will segregate cash, cash equivalents or other appropriate liquid securities on its records in amounts sufficient to meet the purchase price.

Income Tax Status — It is the fund’s policy to distribute substantially all net investment income and net realized gains to shareholders and to otherwise qualify as a regulated investment company under provisions of the Internal Revenue Code. Accordingly, no provision has been made for income taxes. The fund files U.S. federal, state, local and non-U.S. tax returns as applicable. The fund's tax returns are subject to examination by the relevant taxing authority until expiration of the applicable statute of limitations, which is generally three years from the date of filing but can be longer in certain jurisdictions. At this time, management believes there are no uncertain tax positions which, based on their technical merit, would not be sustained upon examination and for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Multiple Class — All shares of the fund represent an equal pro rata interest in the net assets of the class to which such shares belong, and have identical voting, dividend, liquidation and other rights and the same terms and conditions, except for class specific expenses and exclusive rights to vote on matters affecting only individual classes. Income, non-class specific expenses, and realized and unrealized capital gains and losses of the fund are allocated to each class of shares based on their relative net assets.

Segregated Assets — In accordance with the 1940 Act, the fund segregates assets on its books and records to cover certain types of investments, including, but not limited to, futures contracts, forward commitments, when-issued securities, swap agreements and certain forward foreign currency exchange contracts. American Century Investment Management, Inc. (ACIM) (the investment advisor) monitors, on a daily basis, the securities segregated to ensure the fund designates a sufficient amount of liquid assets, marked-to-market daily. The fund may also receive assets or be required to pledge assets at the custodian bank or with a broker for margin requirements on futures contracts, forward commitments and swap agreements.

Distributions to Shareholders — Distributions from net investment income, if any, are generally declared and paid quarterly. Distributions from net realized gains, if any, are generally declared and paid annually.

Indemnifications — Under the corporation’s organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the fund. In addition, in the normal course of business, the fund enters into contracts that provide general indemnifications. The maximum exposure under these arrangements is unknown as this would involve future claims that may be made against a fund. The risk of material loss from such claims is considered by management to be remote.

3. Fees and Transactions with Related Parties

Certain officers and directors of the corporation are also officers and/or directors of American Century Companies, Inc. (ACC). The corporation’s investment advisor, ACIM, the corporation's distributor, American Century Investment Services, Inc. (ACIS), and the corporation’s transfer agent, American Century Services, LLC, are wholly owned, directly or indirectly, by ACC.

Management Fees — The corporation has entered into a management agreement with ACIM, under which ACIM provides the fund with investment advisory and management services in exchange for a single, unified management fee (the fee) per class. The agreement provides that all expenses of managing and operating the fund, except distribution fees, brokerage expenses, taxes, interest, fees and expenses of the independent directors (including legal counsel fees), and extraordinary expenses, will be paid by ACIM. The fee is computed and accrued daily based on each class's daily net assets and paid monthly in arrears. The rate of the fee is determined by applying a fee rate calculation formula. This formula takes into account the fund’s assets as well as certain assets, if any, of other clients of the investment advisor outside the American Century Investments family of funds (such as subadvised funds and separate accounts) that have very similar investment teams and investment strategies (strategy assets). The annual management fee schedule ranges from 0.80% to 0.90% for Class I and Class II. From January 1, 2016 through July 31, 2016, the investment advisor agreed to waive 0.08% of the fund's management fee. Effective August 1, 2016, the investment advisor agreed to waive 0.09% of the fund's management fee. The investment advisor expects this waiver to continue until July 31, 2017 and cannot terminate it prior to such date without the approval of the Board of Directors. The total amount of the waiver for each class for the year ended December 31, 2016 was $96,954 and $4,763 for Class I and Class II, respectively. The effective annual management fee before waiver for each class for the year ended December 31, 2016 was 0.90%. The effective annual management fee after waiver for each class for the year ended December 31, 2016 was 0.82% for Class I and 0.81% for Class II.

Distribution Fees — The Board of Directors has adopted the Master Distribution Plan (the plan) for Class II, pursuant to Rule 12b-1 of the 1940 Act. The plan provides that Class II will pay ACIS an annual distribution fee equal to 0.25%. The fee is computed and accrued daily based on the Class II daily net assets and paid monthly in arrears. The distribution fee provides compensation for expenses incurred in connection with distributing shares of Class II including, but not limited to, payments to brokers, dealers, and financial institutions that have entered into sales agreements with respect to shares of the fund. Fees incurred under the plan during the year ended December 31, 2016 are detailed in the Statement of Operations.

Directors' Fees and Expenses — The Board of Directors is responsible for overseeing the investment advisor’s management and operations of the fund. The directors receive detailed information about the fund and its investment advisor regularly throughout the year, and meet at least quarterly with management of the investment advisor to review reports about fund operations. The fund’s officers do not receive compensation from the fund.

Interfund Transactions — The fund may enter into security transactions with other American Century Investments funds and other client accounts of the investment advisor, in accordance with the 1940 Act rules and procedures adopted by the Board of Directors. The rules and procedures require, among other things, that these transactions be effected at the independent current market price of the security. During the period, the interfund purchases and sales were $970,002 and $503,959, respectively. The effect of interfund transactions on the Statement of Operations was $91,945 in net realized gain (loss) on investment transactions.

4. Investment Transactions

Purchases of investment securities, excluding short-term investments, for the year ended December 31, 2016 totaled $141,798,662, of which $59,786,420 represented U.S. Treasury and Government Agency obligations.

Sales of investment securities, excluding short-term investments, for the year ended December 31, 2016 totaled $123,133,217, of which $49,914,358 represented U.S. Treasury and Government Agency obligations.

5. Capital Share Transactions

Transactions in shares of the fund were as follows:

	Year ended December 31, 2016(1)		Year ended December 31, 2015
	Shares	Amount	Shares	Amount
Class I/Shares Authorized	150,000,000		150,000,000
Sold	2,291,393	$15,761,264	1,990,222	$14,796,078
Issued in reinvestment of distributions	1,035,110	6,909,358	1,946,658	14,128,035
Redeemed	(2,976,120)	(20,317,476)	(4,446,554)	(33,154,807)
	350,383	2,353,146	(509,674)	(4,230,694)
Class II/Shares Authorized	75,000,000		N/A
Sold	2,978,190	20,602,114
Issued in reinvestment of distributions	11,826	82,398
Redeemed	(165,806)	(1,141,911)
	2,824,210	19,542,601
Net increase (decrease)	3,174,593	$21,895,747	(509,674)	$(4,230,694)

(1)	May 2, 2016 (commencement of sale) through December 31, 2016 for Class II.

6. Fair Value Measurements

The fund’s investments valuation process is based on several considerations and may use multiple inputs to determine the fair value of the investments held by the fund. In conformity with accounting principles generally accepted in the United States of America, the inputs used to determine a valuation are classified into three broad levels.

•	Level 1 valuation inputs consist of unadjusted quoted prices in an active market for identical investments.

•
Level 2 valuation inputs consist of direct or indirect observable market data (including quoted prices for comparable investments, evaluations of subsequent market events, interest rates, prepayment speeds, credit risk, etc.). These inputs also consist of quoted prices for identical investments initially expressed in local currencies that are adjusted through translation into U.S. dollars.

•	Level 3 valuation inputs consist of unobservable data (including a fund’s own assumptions).

The level classification is based on the lowest level input that is significant to the fair valuation measurement. The valuation inputs are not necessarily an indication of the risks associated with investing in these securities or other financial instruments. There were no significant transfers between levels during the period.

The following is a summary of the level classifications as of period end. The Schedule of Investments provides additional information on the fund’s portfolio holdings.

	Level 1	Level 2	Level 3
Assets
Investment Securities
Common Stocks	$81,316,897	—	—
U.S. Treasury Securities	—	$19,628,941	—
Corporate Bonds	—	16,975,647	—
U.S. Government Agency Mortgage-Backed Securities	—	14,339,755	—
Collateralized Mortgage Obligations	—	2,613,848	—
Commercial Mortgage-Backed Securities	—	2,466,194	—
Asset-Backed Securities	—	1,865,309	—
Exchange-Traded Funds	829,929	—	—
U.S. Government Agency Securities	—	733,136	—
Municipal Securities	—	694,044	—
Sovereign Governments and Agencies	—	637,806	—
Temporary Cash Investments	4,247,161	—	—
	$86,393,987	$59,954,680	—
Other Financial Instruments
Futures Contracts	$1,980	—	—
Swap Agreements	—	$20,696	—
	$1,980	$20,696	—

Liabilities
Other Financial Instruments
Futures Contracts	$2,447	—	—
Forward Foreign Currency Exchange Contracts	—	$7,383	—
	$2,447	$7,383	—

7. Derivative Instruments

Credit Risk — The fund is subject to credit risk in the normal course of pursuing its investment objectives. The value of a bond generally declines as the credit quality of its issuer declines. Credit default swap agreements enable a fund to buy/sell protection against a credit event of a specific issuer or index. A fund may attempt to enhance returns by selling protection or attempt to mitigate credit risk by buying protection. Upon entering into a centrally cleared swap, a fund is required to deposit cash or securities (initial margin) with a financial intermediary in an amount equal to a certain percentage of the notional amount. Subsequent payments (variation margin) are made or received daily, in cash, by a fund. The variation margin is equal to the daily change in the value and is a component of unrealized gains and losses. Realized gain or loss is recorded upon receipt or payment of a periodic settlement or termination of swap agreements. Net realized and unrealized gains or losses occurring during the holding period of swap agreements are a component of net realized gain (loss) on swap agreement transactions and change in net unrealized appreciation (depreciation) on swap agreements, respectively. The risks of entering into swap agreements include the possible lack of liquidity, failure of the counterparty to meet its obligations, and that there may be unfavorable changes in the underlying investments or instruments. The fund's average notional amount held during the period was $1,000,000.

Equity Price Risk — The fund is subject to equity price risk in the normal course of pursuing its investment objectives. A fund may enter into futures contracts based on an equity index in order to manage its exposure to changes in market conditions. A fund may purchase futures contracts to gain exposure to increases in market value or sell futures contracts to protect against a decline in market value. Upon entering into a futures contract, a fund is required to deposit either cash or securities in an amount equal to a certain percentage of the contract value (initial margin). Subsequent payments (variation margin) are made or received daily, in cash, by a fund. The variation margin is equal to the daily change in the contract value and is recorded as unrealized gains and losses. A fund recognizes a realized gain or loss when the contract is closed or expires. Net realized and unrealized gains or losses occurring during the holding period of futures contracts are a component of net realized gain (loss) on futures contract transactions and change in net unrealized appreciation (depreciation) on futures contracts, respectively. One of the risks of entering into futures contracts is the possibility that the change in value of the contract may not correlate with the changes in value of the underlying securities. During the period, the fund participated in equity price risk derivative instruments for temporary investment purposes.

Foreign Currency Risk — The fund is subject to foreign currency exchange rate risk in the normal course of pursuing its investment objectives. The value of foreign investments held by a fund may be significantly affected by changes in foreign currency exchange rates. The dollar value of a foreign security generally decreases when the value of the dollar rises against the foreign currency in which the security is denominated and tends to increase when the value of the dollar declines against such foreign currency. A fund may enter into forward foreign currency exchange contracts to reduce a fund's exposure to foreign currency exchange rate fluctuations. The net U.S. dollar value of foreign currency underlying all contractual commitments held by a fund and the resulting unrealized appreciation or depreciation are determined daily. Realized gain or loss is recorded upon the termination of the contract. Net realized and unrealized gains or losses occurring during the holding period of forward foreign currency exchange contracts are a component of net realized gain (loss) on foreign currency transactions and change in net unrealized appreciation (depreciation) on translation of assets and liabilities in foreign currencies, respectively. A fund bears the risk of an unfavorable change in the foreign currency exchange rate underlying the forward contract. Additionally, losses, up to the fair value, may arise if the counterparties do not perform under the contract terms. The fund's average U.S. dollar exposure to foreign currency risk derivative instruments held during the period was $3,057,440.

Interest Rate Risk — The fund is subject to interest rate risk in the normal course of pursuing its investment objectives. The value of bonds generally declines as interest rates rise. A fund may enter into futures contracts based on a bond index or a specific underlying security. A fund may purchase futures contracts to gain exposure to increases in market value or sell futures contracts to protect against a decline in market value. Upon entering into a futures contract, a fund will segregate cash, cash equivalents or other appropriate liquid securities on its records in amounts sufficient to meet requirements. Subsequent payments (variation margin) are made or received daily, in cash, by a fund. The variation margin is equal to the daily change in the contract value and is recorded as unrealized gains and losses. A fund recognizes a realized gain or loss when the futures contract is closed or expires. Net realized and unrealized gains or losses occurring during the holding period of futures contracts are a component of net realized gain (loss) on futures contract transactions and change in net unrealized appreciation (depreciation) on futures contracts, respectively. One of the risks of entering into futures contracts is the possibility that the change in value of the contract may not correlate with the changes in value of the underlying securities. The fund's average exposure to interest rate risk derivative instruments held during the period was 12 contracts.

Other Contracts — A fund may enter into total return swap agreements in order to attempt to obtain or preserve a particular return or spread at a lower cost than obtaining a return or spread through purchases and/or sales of instruments in other markets or gain exposure to certain markets in the most economical way possible. A fund will segregate cash, cash equivalents or other appropriate liquid securities on its records in amounts sufficient to meet requirements. Changes in value, including the periodic amounts of interest to be paid or received on swap agreements, are recorded as unrealized appreciation (depreciation) on swap agreements. Realized gain or loss is recorded upon receipt or payment of a periodic settlement or termination of swap agreements. Net realized and unrealized gains or losses occurring during the holding period of swap agreements are a component of net realized gain (loss) on swap agreement transactions and change in net unrealized appreciation (depreciation) on swap agreements, respectively. The risks of entering into swap agreements include the possible lack of liquidity, failure of the counterparty to meet its obligations, and that there may be unfavorable changes in the underlying investments or instruments, including inflationary risk. The fund's average notional amount held during the period was $1,500,000.

Value of Derivative Instruments as of December 31, 2016

	Asset Derivatives		Liability Derivatives
Type of Risk Exposure	Location on Statement of Assets and Liabilities	Value	Location on Statement of Assets and Liabilities	Value
Credit Risk	Receivable for variation margin on swap agreements*	$216	Payable for variation margin on swap agreements*	—
Foreign Currency Risk	Unrealized appreciation on forward foreign currency exchange contracts	—	Unrealized depreciation on forward foreign currency exchange contracts	$7,383
Interest Rate Risk	Receivable for variation margin on futures contracts*	—	Payable for variation margin on futures contracts*	889
Other Contracts	Swap agreements	5,233	Swap agreements	—
		$5,449		$8,272

*	Included in the unrealized appreciation (depreciation) on centrally cleared credit default swap agreements or futures contracts, as applicable, as reported in the Schedule of Investments.

Effect of Derivative Instruments on the Statement of Operations for the Year Ended December 31, 2016

	Net Realized Gain (Loss)		Change in Net Unrealized Appreciation (Depreciation)
Type of Risk Exposure	Location on Statement of Operations	Value	Location on Statement of Operations	Value
Credit Risk	Net realized gain (loss) on swap agreement transactions	$1,008	Change in net unrealized appreciation (depreciation) on swap agreements	$5,276
Equity Price Risk	Net realized gain (loss) on futures contract transactions	747	Change in net unrealized appreciation (depreciation) on futures contracts	—
Foreign Currency Risk	Net realized gain (loss) on foreign currency transactions	13,174	Change in net unrealized appreciation (depreciation) on translation of assets and liabilities in foreign currencies	(7,383)
Interest Rate Risk	Net realized gain (loss) on futures contract transactions	(22,628)	Change in net unrealized appreciation (depreciation) on futures contracts	(467)
Other Contracts	Net realized gain (loss) on swap agreement transactions	—	Change in net unrealized appreciation (depreciation) on swap agreements	5,233
		$(7,699)		$2,659

8. Risk Factors

There are certain risks involved in investing in foreign securities. These risks include those resulting from future adverse political, social and economic developments, fluctuations in currency exchange rates, the possible imposition of exchange controls, and other foreign laws or restrictions.

The fund’s investment process may result in high portfolio turnover, which could mean high transaction costs, affecting both performance and capital gains tax liabilities to investors.

9. Federal Tax Information

The tax character of distributions paid during the years ended December 31, 2016 and December 31, 2015 were as follows:

	2016	2015
Distributions Paid From
Ordinary income	$1,909,900	$4,715,244
Long-term capital gains	$5,081,856	$9,412,791

The book-basis character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. These differences reflect the differing character of certain income items and net realized gains and losses for financial statement and tax purposes, and may result in reclassification among certain capital accounts on the financial statements.

As of December 31, 2016, the federal tax cost of investments and the components of distributable earnings on a tax-basis were as follows:

Federal tax cost of investments	$133,094,558
Gross tax appreciation of investments	$15,500,579
Gross tax depreciation of investments	(2,246,470)
Net tax appreciation (depreciation) of investments	13,254,109
Net tax appreciation (depreciation) on derivatives and translation of assets and liabilities in foreign currencies	9,193
Net tax appreciation (depreciation)	$13,263,302
Other book-to-tax adjustments	$(4,337)
Undistributed ordinary income	$120,603
Accumulated long-term gains	$1,831,880

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is attributable primarily to the tax deferral of losses on wash sales. Other book-to-tax adjustments are attributable primarily to the tax deferral of losses on straddle positions.

10. Recently Issued Accounting Guidance

In October 2016, the Securities and Exchange Commission adopted new rules and forms as well as amendments to its rules and forms to modernize the reporting and disclosure of information by registered investment companies. The amendments to Regulation S-X will require standardized, enhanced disclosure about derivatives in investment company financial statements, as well as other provisions. Compliance with the amendments is effective on August 1, 2017. Management is currently evaluating the impact that adopting the amendments will have on the financial statement disclosures.

Financial Highlights

For a Share Outstanding Throughout the Years Ended December 31 (except as noted)
Per-Share Data										Ratios and Supplemental Data
		Income From Investment Operations:			Distributions From:					Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return(2)	Operating Expenses	Operating Expenses (before expense waiver)	Net Investment Income (Loss)	Net Investment Income (Loss) (before expense waiver)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
Class I
2016	$6.93	0.10	0.36	0.46	(0.11)	(0.31)	(0.42)	$6.97	6.99%	0.82%	0.90%	1.53%	1.45%	101%	$119,724
2015	$7.97	0.12	(0.29)	(0.17)	(0.13)	(0.74)	(0.87)	$6.93	(2.57)%	0.81%	0.90%	1.58%	1.49%	95%	$116,703
2014	$8.08	0.11	0.62	0.73	(0.12)	(0.72)	(0.84)	$7.97	9.85%	0.86%	0.90%	1.47%	1.43%	67%	$138,155
2013	$7.13	0.12	1.10	1.22	(0.12)	(0.15)	(0.27)	$8.08	17.43%	0.90%	0.90%	1.52%	1.52%	75%	$132,656
2012	$6.51	0.14	0.63	0.77	(0.15)	—	(0.15)	$7.13	11.80%	0.90%	0.90%	1.99%	1.99%	84%	$119,822
Class II
2016(3)	$6.72	0.05	0.26	0.31	(0.06)	—	(0.06)	$6.97	4.67%	1.06%(4)	1.15%(4)	1.13%(4)	1.04%(4)	101%(5)	$19,677

Notes to Financial Highlights

(1)	Computed using average shares outstanding throughout the period.

(2)	Total returns are calculated based on the net asset value of the last business day. Total returns for periods less than one year are not annualized.

(3)	May 2, 2016 (commencement of sale) through December 31, 2016.

(4)	Annualized.

(5)	Portfolio turnover is calculated at the fund level. Percentage indicated was calculated for the year ended December 31, 2016.
See Notes to Financial Statements.

Report of Independent Registered Public Accounting Firm

To the Board of Directors and Shareholders of American Century Variable Portfolios, Inc.:
We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of VP Balanced Fund (the “Fund”), one of the funds constituting American Century Variable Portfolios, Inc., as of December 31, 2016, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.
We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2016, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of VP Balanced Fund of American Century Variable Portfolios, Inc. as of December 31, 2016, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Kansas City, Missouri
February 10, 2017

Management

The Board of Directors

The individuals listed below serve as directors of the funds. Each director will continue to serve in this capacity until death, retirement, resignation or removal from office. The board has adopted a mandatory retirement age for directors who are not “interested persons,” as that term is defined in the Investment Company Act (independent directors). Independent directors shall retire by December 31 of the year in which they reach their 75th birthday.
Mr. Thomas is an “interested person” because he currently serves as President and Chief Executive Officer of American Century Companies, Inc. (ACC), the parent company of American Century Investment Management, Inc. (ACIM or the advisor). The other directors (more than three-fourths of the total number) are independent. They are not employees, directors or officers of, and have no financial interest in, ACC or any of its wholly owned, direct or indirect, subsidiaries, including ACIM, American Century Investment Services, Inc. (ACIS) and American Century Services, LLC (ACS), and they do not have any other affiliations, positions or relationships that would cause them to be considered “interested persons” under the Investment Company Act. The directors serve in this capacity for seven (in the case of Mr. Thomas, 15) registered investment companies in the American Century Investments family of funds.
The following table presents additional information about the directors. The mailing address for each director is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Director	Other Directorships Held During Past 5 Years
Independent Directors
Barry Fink (1955)	Director	Since 2012 (independent since 2016)	Retired; Executive Vice President, ACC (2007 to 2013); President, ACS (2007 to 2013); Chief Operating Officer, ACC (2007 to 2012)	81	None
Andrea C. Hall (1945)	Director	Since 1997	Retired	81	None
Jan M. Lewis (1957)	Director	Since 2011	Retired; President and Chief Executive Officer, Catholic Charities of Northeast Kansas (human services organization) (2006 to 2013)	81	None
James A. Olson (1942)	Director and Chairman of the Board	Since 2007 (Chairman since 2014)	Member, Plaza Belmont LLC (private equity fund manager) (1999 to present)	81	Saia, Inc. (2002 to 2012) and EPR Properties (2003 to 2013)
M. Jeannine Strandjord (1945)	Director	Since 1994	Retired	81	Euronet Worldwide Inc.; MGP Ingredients, Inc.; and DST Systems Inc. (1996 to 2012)

Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Director	Other Directorships Held During Past 5 Years
Independent Directors
John R. Whitten (1946)	Director	Since 2008	Retired	81	Rudolph Technologies, Inc.
Stephen E. Yates (1948)	Director	Since 2012	Retired	81	None
Interested Director
Jonathan S. Thomas (1963)	Director and President	Since 2007	President and Chief Executive Officer, ACC (2007 to present). Also serves as Chief Executive Officer, ACS; Executive Vice President, ACIM; Director, ACC, ACIM and other ACC subsidiaries	126	BioMed Valley Discoveries, Inc.
The Statement of Additional Information has additional information about the fund's directors and is available without charge, upon request, by calling 1-800-378-9878.

Officers

The following table presents certain information about the executive officers of the funds. Each officer serves as an officer for each of the 15 investment companies in the American Century family of funds, unless otherwise noted. No officer is compensated for his or her service as an officer of the funds. The listed officers are interested persons of the funds and are appointed or re-appointed on an annual basis. The mailing address for each officer listed below is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Offices with the Funds	Principal Occupation(s) During the Past Five Years
Jonathan S. Thomas (1963)	Director and President since 2007	President and Chief Executive Officer, ACC (2007 to present). Also serves as Chief Executive Officer, ACS; Executive Vice President, ACIM; Director, ACC, ACIM and other ACC subsidiaries
Amy D. Shelton (1964)	Chief Compliance Officer and Vice President since 2014
Chief Compliance Officer, American Century funds, (2014 to present); Chief Compliance Officer, ACIM (2014 to present); Chief Compliance Officer, ACIS (2009 to present); Vice President, Client Interactions and Marketing, ACIS (2013 to 2014); Director, Client Interactions and Marketing, ACIS (2007 to 2013). Also serves as Vice President, ACIS

Charles A. Etherington (1957)	General Counsel since 2007 and Senior Vice President since 2006
Attorney, ACC (1994 to present); Vice President, ACC (2005 to present); General Counsel, ACC (2007 to present). Also serves as General Counsel, ACIM, ACS, ACIS and other ACC subsidiaries; and Senior Vice President, ACIM and ACS

C. Jean Wade (1964)	Vice President,Treasurer and Chief Financial Officer since 2012	Vice President, ACS (2000 to present)
Robert J. Leach (1966)	Vice President since 2006 and Assistant Treasurer since 2012	Vice President, ACS (2000 to present)
David H. Reinmiller (1963)	Vice President since 2000	Attorney, ACC (1994 to present); Associate General Counsel, ACC (2001 to present). Also serves as Vice President, ACIM and ACS
Ward D. Stauffer (1960)	Secretary since 2005	Attorney, ACC (2003 to present)

Additional Information

Proxy Voting Policies

A description of the policies that the fund's investment advisor uses in exercising the voting rights associated with the securities purchased and/or held by the fund is available without charge, upon request, by calling 1-800-378-9878. It is also available on the "About Us" page of American Century Investments’ website at americancentury.com and on the Securities and Exchange Commission’s website at sec.gov. Information regarding how the investment advisor voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the "About Us" page at americancentury.com. It is also available at sec.gov.

Quarterly Portfolio Disclosure

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Forms N-Q are available on the SEC’s website at sec.gov, and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The fund also makes its complete schedule of portfolio holdings for the most recent quarter of its fiscal year available on its website at ipro.americancentury.com (for Investment Professionals) and, upon request, by calling 1-800-378-9878.

Other Tax Information

The following information is provided pursuant to provisions of the Internal Revenue Code.

For corporate taxpayers, the fund hereby designates $1,386,738, or up to the maximum amount allowable, of ordinary income distributions paid during the fiscal year ended December 31, 2016 as qualified for the corporate dividends received deduction.

The fund hereby designates $5,081,856, or up to the maximum amount allowable, as long-term capital gain distributions (20% rate gain distributions) for the fiscal year ended December 31, 2016.

Notes

Notes

Contact Us	americancentury.com
Automated Information Line	1-800-345-8765
Investment Professional Service Representatives	1-800-345-6488
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American Century Variable Portfolios, Inc.

Investment Advisor: American Century Investment Management, Inc. Kansas City, Missouri

This report and the statements it contains are submitted for the general information of our shareholders. The report is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

©2017 American Century Proprietary Holdings, Inc. All rights reserved. CL-ANN-91439 1702

Annual Report

December 31, 2016

VP Capital Appreciation Fund

Any opinions expressed in this report reflect those of the author as of the date of the report, and do not necessarily represent the opinions of American Century Investments® or any other person in the American Century Investments organization. Any such opinions are subject to change at any time based upon market or other conditions and American Century Investments disclaims any responsibility to update such opinions. These opinions may not be relied upon as investment advice and, because investment decisions made by American Century Investments funds are based on numerous factors, may not be relied upon as an indication of trading intent on behalf of any American Century Investments fund. Security examples are used for representational purposes only and are not intended as recommendations to purchase or sell securities. Performance information for comparative indices and securities is provided to American Century Investments by third party vendors. To the best of American Century Investments’ knowledge, such information is accurate at the time of printing.

Performance

Total Returns as of December 31, 2016
			Average Annual Returns
	Ticker Symbol	1 year	5 years	10 years	Since Inception	Inception Date
Class I	AVCIX	3.23%	11.55%	8.59%	—	11/20/87
Russell Midcap Growth Index	—	7.33%	13.49%	7.83%	—	—
Class II	AVCWX	3.08%	—	—	5.74%	4/25/14
Average annual returns since inception are presented when ten years of performance history is not available.
Fund returns would have been lower if a portion of the fees had not been waived.

The performance information presented does not include charges and deductions imposed by the insurance company separate account under the variable annuity or variable life insurance contracts. The inclusion of such charges could significantly lower performance. Please refer to the insurance company separate account prospectus for a discussion of the charges related to insurance contracts.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Total returns for periods less than one year are not annualized. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. To obtain performance data current to the most recent month end, please call 1-800-345-6488 or visit ipro.americancentury.com (for Investment Professionals). For additional information about the fund, please consult the prospectus.

2

Growth of $10,000 Over 10 Years
$10,000 investment made December 31, 2006
Performance for other share classes will vary due to differences in fee structure.

Value on December 31, 2016
Class I — $22,816

Russell Midcap Growth Index — $21,255

Ending value of Class I would have been lower if a portion of the fees had not been waived.

Total Annual Fund Operating Expenses
Class I	Class II
1.00%	1.15%
The total annual fund operating expenses shown is as stated in the fund’s prospectus current as of the date of this report. The prospectus may vary from the expense ratio shown elsewhere in this report because it is based on a different time period, includes acquired fund fees and expenses, and, if applicable, does not include fee waivers or expense reimbursements.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Total returns for periods less than one year are not annualized. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. To obtain performance data current to the most recent month end, please call 1-800-345-6488 or visit ipro.americancentury.com (for Investment Professionals). For additional information about the fund, please consult the prospectus.

3

Portfolio Commentary

Portfolio Managers: David Hollond, Greg Walsh, and Nalin Yogasundram

Nalin Yogasundram, senior investment analyst for the fund, was promoted to portfolio manager in March 2016. David Hollond has announced his intention to retire effective February 2017 and will no longer manage the fund.

Performance Summary

VP Capital Appreciation returned 3.23%* for the 12 months ended December 31, 2016, lagging the 7.33% return of the portfolio’s benchmark, the Russell Midcap Growth Index.

U.S. stock indices delivered positive returns during the reporting period. Value stocks outperformed growth stocks by a wide margin across the capitalization spectrum, however, creating a headwind for our investment style. Within the Russell Midcap Growth Index, energy posted by far the largest gains as oil prices rose and OPEC announced production cuts. Materials, financials, information technology, industrials, and utilities also recorded double-digit gains. Health care was the only sector to decline for the year. Stocks in the sector were hampered by concerns about the sustainability of high prescription drug prices and, following the presidential election, worries that a repeal of the Affordable Care Act (ACA) would curtail spending by hospitals.

The fund’s underperformance relative to the benchmark was driven by stock selection in the information technology and consumer discretionary sectors. Stock choices in real estate and industrials also detracted. Stock selection in the health care sector aided relative performance, as did an overweight allocation to financials.

Information Technology Stocks Led Detractors

Stock decisions in the internet software and services and semiconductors and semiconductor equipment industries detracted significantly. Employment social media site LinkedIn hampered results. Although we were underweight on average relative to the benchmark during the period, we were overweight the stock in February when the company offered weaker-than-expected guidance. The stock rose after Microsoft announced it would acquire LinkedIn, but the portfolio’s position size was smaller and less impactful at that time. As a result of the buyout offer, LinkedIn was eliminated. Private-label credit card company Alliance Data Systems fell on worries about credit trends and foreign exchange weakness because of its Canadian exposure.

In the consumer discretionary sector, an out-of-benchmark holding in high-end furniture retailer Restoration Hardware detracted. The company missed earnings expectations due to delays in getting orders delivered for its new RH Modern line. Investors also questioned the company’s sales strategy as it moves from a promotional to customer-loyalty approach. The holding was eliminated. Signet Jewelers suffered along with most mall retailers due to poor traffic during the cool spring. The company offered somewhat weak guidance as well. Investors also worried about the company’s credit book. We sold the holding.

* All fund returns referenced in this commentary are for Class I shares. Fund returns would have been lower if a portion of the fees had not been waived. Performance for other share classes will vary due to differences in fee structure; when Class I performance exceeds that of the fund’s benchmark, other share classes may not.
See page 2 for returns for all share classes.

4

Stock selection in the real estate sector detracted, as did an underweight to equity real estate investment trusts (REITs). REITs continued to benefit from low interest rates, but we remain underweight the industry, because we believe valuations for REITs are elevated relative to history, and the group has benefited from declines in interest rates that likely are not sustainable longer term. The U.S. Federal Reserve raised rates in December and suggested further rate hikes in 2017. Commercial real estate investment manager Jones Lang LaSalle underperformed and was eliminated after reporting lower revenues and offering weaker guidance in regards to its investment management business.

Health Care Benefited Performance

The top contributor in the health care sector was Teleflex, which makes medical devices used in critical care and surgery. The company reported results that beat expectations and gave guidance that was strong relative to the industry. Teleflex’s revenues are accelerating, and it moved to phase two of a restructuring in its manufacturing processes, which should help long-term profitability. Not owning several benchmark components in the pharmaceuticals, health care technology, and health care providers and services industries was beneficial, as many of these stocks fell sharply on concerns about the sustainability of prescription drug prices and the possibility that the ACA would be repealed.

The financials sector performed well following the election on anticipated stronger economic growth, higher interest rates, and deregulation. Asset-sensitive financials such as key contributor Discover Financial Services, a non-benchmark holding, are expected to benefit from a decreased regulatory burden, which would free up capital.

Other significant relative contributors included Burlington Stores. The off-price retailer reported positive results and offered better-than-expected guidance for same-store sales, driven by strong traffic and sales across multiple categories. Margins are improving at an increasing rate, and earnings per share came in well above guidance. Energy exploration firm Concho Resources—which is not in the benchmark—was a key contributor, benefiting from a relatively healthy balance sheet and a rebound in energy markets as production is curtailed. Concho also provided better-than-expected earnings guidance.

Applied Materials, which supplies equipment and services to the semiconductor industry, benefited from increasing demand for organic light-emitting diodes (OLEDs), which allow for thinner, flexible screens for smartphones and televisions, higher-end memory for smartphones, and a rebound in some of its other end markets. The stock was eliminated on valuation concerns as the stock had outperformed. Marketing analytics and ratings service Nielsen Holdings was a top contributor as the stock benefited from the market’s defensive sentiment. We eliminated the position on valuation concerns and because our investment thesis, which was tied to the company’s new digital product, had played out.

Outlook

VP Capital Appreciation’s investment process focuses on medium-sized and smaller companies with improving business fundamentals. The fund’s positioning remains largely stock specific.

As of December 31, 2016, the largest overweight allocations relative to the benchmark were in industrials, information technology, and financials. The largest underweight sectors were real estate, consumer discretionary, and health care.

5

Fund Characteristics

DECEMBER 31, 2016
Top Ten Holdings	% of net assets
Newell Brands, Inc.	2.8%
Zoetis, Inc.	2.2%
Ball Corp.	1.9%
Electronic Arts, Inc.	1.8%
Middleby Corp. (The)	1.8%
Kellogg Co.	1.7%
Equinix, Inc.	1.6%
Fidelity National Information Services, Inc.	1.5%
Broadcom Ltd.	1.5%
Vulcan Materials Co.	1.5%

Top Five Industries	% of net assets
Software	7.0%
IT Services	6.9%
Machinery	6.4%
Specialty Retail	6.4%
Health Care Equipment and Supplies	5.7%

Types of Investments in Portfolio	% of net assets
Common Stocks	99.5%
Temporary Cash Investments	0.4%
Other Assets and Liabilities	0.1%

6

Shareholder Fee Example

Fund shareholders may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption/exchange fees; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in your fund and to compare these costs with the ongoing cost of investing in other mutual funds.

The example is based on an investment of $1,000 made at the beginning of the period and held for the entire period from July 1, 2016 to December 31, 2016.

Actual Expenses

The table provides information about actual account values and actual expenses for each class. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. First, identify the share class you own. Then simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The table also provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio of each class of your fund and an assumed rate of return of 5% per year before expenses, which is not the actual return of a fund’s share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption/exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 7/1/16	Ending Account Value 12/31/16	Expenses Paid During Period(1) 7/1/16 - 12/31/16	Annualized Expense Ratio(1)
Actual
Class I (after waiver)	$1,000	$1,026.40	$5.04	0.99%
Class I (before waiver)	$1,000	$1,026.40(2)	$5.09	1.00%
Class II (after waiver)	$1,000	$1,025.00	$5.80	1.14%
Class II (before waiver)	$1,000	$1,025.00(2)	$5.85	1.15%
Hypothetical
Class I (after waiver)	$1,000	$1,020.16	$5.03	0.99%
Class I (before waiver)	$1,000	$1,020.11	$5.08	1.00%
Class II (after waiver)	$1,000	$1,019.41	$5.79	1.14%
Class II (before waiver)	$1,000	$1,019.36	$5.84	1.15%

(1)
Expenses are equal to the class's annualized expense ratio listed in the table above, multiplied by the average account value over the period, multiplied by 184, the number of days in the most recent fiscal half-year, divided by 366, to reflect the one-half year period.

(2)	Ending account value assumes the return earned after waiver and would have been lower if a portion of the fees had not been waived.

7

Schedule of Investments

DECEMBER 31, 2016

	Shares	Value
COMMON STOCKS — 99.5%
Aerospace and Defense — 0.6%
L3 Technologies, Inc.	18,391	$2,797,455
Airlines — 1.0%
Spirit Airlines, Inc.(1)	78,044	4,515,626
Auto Components — 0.9%
Delphi Automotive plc	63,848	4,300,163
Banks — 2.1%
BankUnited, Inc.	76,413	2,880,006
SVB Financial Group(1)	25,235	4,331,840
Zions Bancorp	61,110	2,630,174
		9,842,020
Beverages — 3.0%
Constellation Brands, Inc., Class A	34,960	5,359,718
Molson Coors Brewing Co., Class B	47,393	4,611,813
Monster Beverage Corp.(1)	88,130	3,907,684
		13,879,215
Biotechnology — 3.1%
Alexion Pharmaceuticals, Inc.(1)	21,433	2,622,328
Alkermes plc(1)	23,859	1,326,083
BioMarin Pharmaceutical, Inc.(1)	29,305	2,427,626
Incyte Corp.(1)	55,076	5,522,470
Neurocrine Biosciences, Inc.(1)	19,936	771,523
Puma Biotechnology, Inc.(1)	52,281	1,605,027
		14,275,057
Building Products — 1.5%
Fortune Brands Home & Security, Inc.	68,508	3,662,438
Lennox International, Inc.	19,767	3,027,711
		6,690,149
Capital Markets — 3.3%
Affiliated Managers Group, Inc.(1)	37,796	5,491,759
S&P Global, Inc.	39,702	4,269,553
SEI Investments Co.	111,096	5,483,698
		15,245,010
Chemicals — 1.8%
Axalta Coating Systems Ltd.(1)	88,411	2,404,779
Ingevity Corp.(1)	50,158	2,751,668
Scotts Miracle-Gro Co. (The), Class A	31,864	3,044,605
		8,201,052
Commercial Services and Supplies — 0.9%
KAR Auction Services, Inc.	78,561	3,348,270
Ritchie Bros Auctioneers, Inc.	17,689	601,426
		3,949,696
Communications Equipment — 0.6%
ARRIS International plc(1)	93,058	2,803,838
Construction Materials — 1.5%
Vulcan Materials Co.	55,904	6,996,386

8

	Shares	Value
Consumer Finance — 1.2%
Discover Financial Services	79,955	$5,763,956
Containers and Packaging — 1.9%
Ball Corp.	116,799	8,768,101
Distributors — 1.3%
LKQ Corp.(1)	191,692	5,875,360
Diversified Telecommunication Services — 1.2%
SBA Communications Corp., Class A(1)	52,745	5,446,449
Electrical Equipment — 1.4%
Acuity Brands, Inc.	13,759	3,176,402
AMETEK, Inc.	67,298	3,270,683
		6,447,085
Electronic Equipment, Instruments and Components — 2.5%
CDW Corp.	82,293	4,286,642
Dolby Laboratories, Inc., Class A	63,776	2,882,038
Trimble, Inc.(1)	141,582	4,268,697
		11,437,377
Equity Real Estate Investment Trusts (REITs) — 2.5%
Crown Castle International Corp.	47,362	4,109,601
Equinix, Inc.	20,646	7,379,087
		11,488,688
Food and Staples Retailing — 0.8%
Costco Wholesale Corp.	21,964	3,516,656
Food Products — 3.1%
Blue Buffalo Pet Products, Inc.(1)	122,237	2,938,578
Kellogg Co.	103,320	7,615,717
TreeHouse Foods, Inc.(1)	51,390	3,709,844
		14,264,139
Health Care Equipment and Supplies — 5.7%
Baxter International, Inc.	138,357	6,134,749
Edwards Lifesciences Corp.(1)	23,489	2,200,919
Nevro Corp.(1)	40,436	2,938,080
NuVasive, Inc.(1)	62,903	4,237,146
Teleflex, Inc.	42,837	6,903,183
West Pharmaceutical Services, Inc.	46,291	3,926,866
		26,340,943
Health Care Providers and Services — 1.7%
Amedisys, Inc.(1)	17,034	726,159
Humana, Inc.	16,582	3,383,226
Universal Health Services, Inc., Class B	19,887	2,115,579
VCA, Inc.(1)	25,655	1,761,216
		7,986,180
Hotels, Restaurants and Leisure — 4.9%
Chipotle Mexican Grill, Inc.(1)	6,040	2,279,013
Hilton Worldwide Holdings, Inc.	119,263	3,243,954
Las Vegas Sands Corp.	57,344	3,062,743
MGM Resorts International(1)	171,195	4,935,552
Panera Bread Co., Class A(1)	16,084	3,298,667
Papa John's International, Inc.	30,069	2,573,305
Vail Resorts, Inc.	20,898	3,371,056
		22,764,290

9

	Shares	Value
Household Durables — 2.8%
Newell Brands, Inc.	289,659	$12,933,274
Internet and Direct Marketing Retail — 1.1%
Duluth Holdings, Inc., Class B(1)	16,714	424,536
Expedia, Inc.	39,269	4,448,392
		4,872,928
Internet Software and Services — 1.9%
CoStar Group, Inc.(1)	24,096	4,541,855
eBay, Inc.(1)	138,728	4,118,834
		8,660,689
IT Services — 6.9%
Alliance Data Systems Corp.	24,456	5,588,196
Booz Allen Hamilton Holding Corp.	157,910	5,695,814
Computer Sciences Corp.	67,354	4,002,174
Fidelity National Information Services, Inc.	93,314	7,058,271
Sabre Corp.	132,105	3,296,020
Vantiv, Inc., Class A(1)	106,227	6,333,254
		31,973,729
Machinery — 6.4%
Ingersoll-Rand plc	49,531	3,716,806
John Bean Technologies Corp.	32,251	2,771,973
Kennametal, Inc.	31,773	993,224
Middleby Corp. (The)(1)	62,649	8,069,818
Parker-Hannifin Corp.	17,071	2,389,940
Snap-on, Inc.	34,243	5,864,799
WABCO Holdings, Inc.(1)	27,339	2,902,035
Xylem Inc	56,577	2,801,693
		29,510,288
Media — 0.9%
Charter Communications, Inc., Class A(1)	14,887	4,286,265
Multiline Retail — 2.0%
Dollar General Corp.	52,034	3,854,159
Dollar Tree, Inc.(1)	69,335	5,351,275
		9,205,434
Oil, Gas and Consumable Fuels — 2.0%
Concho Resources, Inc.(1)	42,592	5,647,699
Gulfport Energy Corp.(1)	84,541	1,829,467
Newfield Exploration Co.(1)	41,979	1,700,150
		9,177,316
Pharmaceuticals — 3.0%
Catalent, Inc.(1)	130,606	3,521,138
Zoetis, Inc.	190,830	10,215,130
		13,736,268
Professional Services — 2.9%
Equifax, Inc.	57,049	6,744,903
Verisk Analytics, Inc., Class A(1)	82,860	6,725,746
		13,470,649
Road and Rail — 2.2%
Canadian Pacific Railway Ltd. (New York)	31,869	4,549,937
Norfolk Southern Corp.	52,739	5,699,504
		10,249,441

10

	Shares	Value
Semiconductors and Semiconductor Equipment — 4.3%
Broadcom Ltd.	39,710	$7,019,537
Cavium, Inc.(1)	51,280	3,201,923
KLA-Tencor Corp.	59,578	4,687,597
NVIDIA Corp.	44,425	4,741,924
		19,650,981
Software — 7.0%
CDK Global, Inc.	71,243	4,252,495
Electronic Arts, Inc.(1)	106,644	8,399,281
Guidewire Software, Inc.(1)	60,403	2,979,680
ServiceNow, Inc.(1)	57,741	4,292,466
Splunk, Inc.(1)	65,201	3,335,031
Symantec Corp.	154,682	3,695,353
Tyler Technologies, Inc.(1)	36,425	5,200,397
		32,154,703
Specialty Retail — 6.4%
AutoZone, Inc.(1)	6,252	4,937,767
Burlington Stores, Inc.(1)	48,107	4,077,068
Michaels Cos., Inc. (The)(1)	96,206	1,967,413
O'Reilly Automotive, Inc.(1)	19,639	5,467,694
Ross Stores, Inc.	100,800	6,612,480
Ulta Salon, Cosmetics & Fragrance, Inc.(1)	17,416	4,440,035
Williams-Sonoma, Inc.	41,239	1,995,555
		29,498,012
Textiles, Apparel and Luxury Goods — 1.2%
Coach, Inc.	69,498	2,433,820
Under Armour, Inc., Class A(1)	38,602	1,121,388
Under Armour, Inc., Class C(1)	78,907	1,986,089
		5,541,297
TOTAL COMMON STOCKS (Cost $383,262,997)		458,516,165
TEMPORARY CASH INVESTMENTS — 0.4%
Repurchase Agreement, Fixed Income Clearing Corp., (collateralized by various U.S. Treasury obligations, 3.75%, 11/15/43, valued at $1,205,502), at 0.10%, dated 12/30/16, due 1/3/17 (Delivery value $1,177,013)		1,177,000
State Street Institutional U.S. Government Money Market Fund, Premier Class	849,784	849,784
TOTAL TEMPORARY CASH INVESTMENTS (Cost $2,026,784)		2,026,784
TOTAL INVESTMENT SECURITIES — 99.9% (Cost $385,289,781)		460,542,949
OTHER ASSETS AND LIABILITIES — 0.1%		250,235
TOTAL NET ASSETS — 100.0%		$460,793,184

11

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS
Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
CAD	549,535	USD	412,201	Morgan Stanley	3/31/17	$(2,480)
USD	4,820,253	CAD	6,447,667	Morgan Stanley	3/31/17	13,011
USD	159,116	CAD	214,476	Morgan Stanley	3/31/17	(793)
USD	165,068	CAD	223,583	Morgan Stanley	3/31/17	(1,630)
						$8,108

NOTES TO SCHEDULE OF INVESTMENTS
CAD	-	Canadian Dollar
USD	-	United States Dollar

(1)	Non-income producing.

See Notes to Financial Statements.

12

Statement of Assets and Liabilities

DECEMBER 31, 2016
Assets
Investment securities, at value (cost of $385,289,781)	$460,542,949
Cash	20,786
Foreign currency holdings, at value (cost of $30,451)	25,354
Receivable for investments sold	1,049,131
Receivable for capital shares sold	111,620
Unrealized appreciation on forward foreign currency exchange contracts	13,011
Dividends and interest receivable	160,985
461,923,836

Liabilities
Payable for investments purchased	581,948
Payable for capital shares redeemed	151,602
Unrealized depreciation on forward foreign currency exchange contracts	4,903
Accrued management fees	391,912
Distribution fees payable	287
1,130,652

Net Assets	$460,793,184

Net Assets Consist of:
Capital (par value and paid-in surplus)	$362,887,734
Accumulated net investment loss	(29,994)
Undistributed net realized gain	22,679,155
Net unrealized appreciation	75,256,289
$460,793,184

	Net Assets	Shares Outstanding	Net Asset Value Per Share
Class I, $0.01 Par Value	$459,443,320	32,868,163	$13.98
Class II, $0.01 Par Value	$1,349,864	96,959	$13.92

See Notes to Financial Statements.

13

Statement of Operations

YEAR ENDED DECEMBER 31, 2016
Investment Income (Loss)
Income:
Dividends (net of foreign taxes withheld of $8,752)	$3,827,052
Interest	5,351
3,832,403

Expenses:
Management fees	4,532,541
Distribution fees - Class II	2,897
Directors' fees and expenses	15,171
Other expenses	70
4,550,679
Fees waived	(45,337)
4,505,342

Net investment income (loss)	(672,939)

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment transactions	23,256,663
Foreign currency transactions	(318,975)
22,937,688

Change in net unrealized appreciation (depreciation) on:
Investments	(8,230,409)
Translation of assets and liabilities in foreign currencies	61,570
(8,168,839)

Net realized and unrealized gain (loss)	14,768,849

Net Increase (Decrease) in Net Assets Resulting from Operations	$14,095,910

See Notes to Financial Statements.

14

Statement of Changes in Net Assets

YEARS ENDED DECEMBER 31, 2016 AND DECEMBER 31, 2015
Increase (Decrease) in Net Assets	December 31, 2016	December 31, 2015
Operations
Net investment income (loss)	$(672,939)	$(1,882,521)
Net realized gain (loss)	22,937,688	44,961,962
Change in net unrealized appreciation (depreciation)	(8,168,839)	(35,734,109)
Net increase (decrease) in net assets resulting from operations	14,095,910	7,345,332

Distributions to Shareholders
From net realized gains:
Class I	(42,862,441)	(31,133,710)
Class II	(96,788)	(25,303)
Decrease in net assets from distributions	(42,959,229)	(31,159,013)

Capital Share Transactions
Net increase (decrease) in net assets from capital share transactions (Note 5)	22,863,425	22,180,060

Net increase (decrease) in net assets	(5,999,894)	(1,633,621)

Net Assets
Beginning of period	466,793,078	468,426,699
End of period	$460,793,184	$466,793,078

Accumulated undistributed net investment income (loss)	$(29,994)	$53,984

See Notes to Financial Statements.

15

Notes to Financial Statements

DECEMBER 31, 2016

1. Organization

American Century Variable Portfolios, Inc. (the corporation) is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company and is organized as a Maryland corporation. VP Capital Appreciation Fund (the fund) is one fund in a series issued by the corporation. The fund’s investment objective is to seek capital growth.

The fund offers Class I and Class II. The share classes differ principally in their respective distribution and shareholder servicing expenses and arrangements. Class II is charged a lower unified management fee because it has a separate arrangement for distribution services.

2. Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the fund in preparation of its financial statements. The fund is an investment company and follows accounting and reporting guidance in accordance with accounting principles generally accepted in the United States of America. This may require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from these estimates. Management evaluated the impact of events or transactions occurring through the date the financial statements were issued that would merit recognition or disclosure.

Investment Valuations — The fund determines the fair value of its investments and computes its net asset value per share at the close of regular trading (usually 4 p.m. Eastern time) on the New York Stock Exchange (NYSE) on each day the NYSE is open. The Board of Directors has adopted valuation policies and procedures to guide the investment advisor in the fund’s investment valuation process and to provide methodologies for the oversight of the fund’s pricing function.

Equity securities that are listed or traded on a domestic securities exchange are valued at the last reported sales price or at the official closing price as provided by the exchange. Equity securities traded on foreign securities exchanges are generally valued at the closing price of such securities on the exchange where primarily traded or at the close of the NYSE, if that is earlier. If no last sales price is reported, or if local convention or regulation so provides, the mean of the latest bid and asked prices may be used. Securities traded over-the-counter are valued at the mean of the latest bid and asked prices, the last sales price, or the official closing price. Equity securities initially expressed in local currencies are translated into U.S. dollars at the mean of the appropriate currency exchange rate at the close of the NYSE as provided by an independent pricing service.

Open-end management investment companies are valued at the reported net asset value per share. Repurchase agreements are valued at cost, which approximates fair value. Forward foreign currency exchange contracts are valued at the mean of the appropriate forward exchange rate at the close of the NYSE as provided by an independent pricing service.

If the fund determines that the market price for an investment is not readily available or the valuation methods mentioned above do not reflect an investment’s fair value, such investment is valued as determined in good faith by the Board of Directors or its delegate, in accordance with policies and procedures adopted by the Board of Directors. In its determination of fair value, the fund may review several factors including, but not limited to, market information regarding the specific investment or comparable investments and correlation with other investment types, futures indices or general market indicators. Circumstances that may cause the fund to use these procedures to value an investment include, but are not limited to: an investment has been declared in default or is distressed; trading in a security has been suspended during the trading day or a security is not actively trading on its principal exchange; prices received from a regular pricing source are deemed unreliable; or there is a foreign market holiday and no trading occurred.

The fund monitors for significant events occurring after the close of an investment’s primary exchange but before the fund’s net asset value per share is determined. Significant events may include, but are not limited to: corporate announcements and transactions; governmental action and political unrest that could impact a specific investment or an investment sector; or armed conflicts, natural disasters and similar events that could affect investments in a specific country or region. The fund also monitors for significant fluctuations between

16

domestic and foreign markets, as evidenced by the U.S. market or such other indicators that the Board of Directors, or its delegate, deems appropriate. If significant fluctuations in foreign markets are identified, the fund may apply a model-derived factor to the closing price of equity securities traded on foreign securities exchanges. The factor is based on observable market data as provided by an independent pricing service.

Security Transactions — Security transactions are accounted for as of the trade date. Net realized gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes.

Investment Income — Dividend income less foreign taxes withheld, if any, is recorded as of the ex-dividend date. Distributions received on securities that represent a return of capital or long-term capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The fund may estimate the components of distributions received that may be considered nontaxable distributions or long-term capital gain distributions for income tax purposes. Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums.

Foreign Currency Translations — All assets and liabilities initially expressed in foreign currencies are translated into U.S. dollars at prevailing exchange rates at period end. The fund may enter into spot foreign currency exchange contracts to facilitate transactions denominated in a foreign currency. Purchases and sales of investment securities, dividend and interest income, spot foreign currency exchange contracts, and expenses are translated at the rates of exchange prevailing on the respective dates of such transactions. Net realized and unrealized foreign currency exchange gains or losses related to investment securities are a component of net realized gain (loss) on investment transactions and change in net unrealized appreciation (depreciation) on investments, respectively.

Repurchase Agreements — The fund may enter into repurchase agreements with institutions that American Century Investment Management, Inc. (ACIM) (the investment advisor) has determined are creditworthy pursuant to criteria adopted by the Board of Directors. The fund requires that the collateral, represented by securities, received in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the fund to obtain those securities in the event of a default under the repurchase agreement. ACIM monitors, on a daily basis, the securities transferred to ensure the value, including accrued interest, of the securities under each repurchase agreement is equal to or greater than amounts owed to the fund under each repurchase agreement.

Joint Trading Account — Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the fund, along with certain other funds in the American Century Investments family of funds, may transfer uninvested cash balances into a joint trading account. These balances are invested in one or more repurchase agreements that are collateralized by U.S. Treasury or Agency obligations.

Income Tax Status — It is the fund’s policy to distribute substantially all net investment income and net realized gains to shareholders and to otherwise qualify as a regulated investment company under provisions of the Internal Revenue Code. Accordingly, no provision has been made for income taxes. The fund files U.S. federal, state, local and non-U.S. tax returns as applicable. The fund's tax returns are subject to examination by the relevant taxing authority until expiration of the applicable statute of limitations, which is generally three years from the date of filing but can be longer in certain jurisdictions. At this time, management believes there are no uncertain tax positions which, based on their technical merit, would not be sustained upon examination and for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Multiple Class — All shares of the fund represent an equal pro rata interest in the net assets of the class to which such shares belong, and have identical voting, dividend, liquidation and other rights and the same terms and conditions, except for class specific expenses and exclusive rights to vote on matters affecting only individual classes. Income, non-class specific expenses, and realized and unrealized capital gains and losses of the fund are allocated to each class of shares based on their relative net assets.

Distributions to Shareholders — Distributions from net investment income and net realized gains, if any, are generally declared and paid annually.

Indemnifications — Under the corporation’s organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the fund. In addition, in the normal course of business, the fund enters into contracts that provide general indemnifications. The maximum exposure under these arrangements is unknown as this would involve future claims that may be made against a fund. The risk of material loss from such claims is considered by management to be remote.

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3. Fees and Transactions with Related Parties

Certain officers and directors of the corporation are also officers and/or directors of American Century Companies, Inc. (ACC). The corporation’s investment advisor, ACIM, the corporation's distributor, American Century Investment Services, Inc. (ACIS), and the corporation’s transfer agent, American Century Services, LLC, are wholly owned, directly or indirectly, by ACC.

Management Fees — The corporation has entered into a management agreement with ACIM, under which ACIM provides the fund with investment advisory and management services in exchange for a single, unified management fee (the fee) per class. The agreement provides that all expenses of managing and operating the fund, except distribution fees, brokerage expenses, taxes, interest, fees and expenses of the independent directors (including legal counsel fees), and extraordinary expenses, will be paid by ACIM. The fee is computed and accrued daily based on each class's daily net assets and paid monthly in arrears. The rate of the fee is determined by applying a fee rate calculation formula. This formula takes into account the fund’s assets as well as certain assets, if any, of other clients of the investment advisor outside the American Century Investments family of funds (such as subadvised funds and separate accounts) that have very similar investment teams and investment strategies (strategy assets). The annual management fee schedule ranges from 0.90% to 1.00% for Class I and from 0.80% to 0.90% for Class II. During the year ended December 31, 2016, the investment advisor agreed to waive 0.01% of the fund's management fee. The investment advisor expects this waiver to continue until July 31, 2017 and cannot terminate it prior to such date without the approval of the Board of Directors. The total amount of the waiver for each class for the year ended December 31, 2016 was $45,221 and $116 for Class I and Class II, respectively. The effective annual management fee before waiver for each class for the year ended December 31, 2016 was 1.00% and 0.90% for Class I and Class II, respectively. The effective annual management fee after waiver for each class for the year ended December 31, 2016 was 0.99% and 0.89% for Class I and Class II, respectively.

Distribution Fees — The Board of Directors has adopted the Master Distribution Plan (the plan) for Class II, pursuant to Rule 12b-1 of the 1940 Act. The plan provides that Class II will pay ACIS an annual distribution fee equal to 0.25%. The fee is computed and accrued daily based on the Class II daily net assets and paid monthly in arrears. The distribution fee provides compensation for expenses incurred in connection with distributing shares of Class II including, but not limited to, payments to brokers, dealers, and financial institutions that have entered into sales agreements with respect to shares of the fund. Fees incurred under the plan during the year ended December 31, 2016 are detailed in the Statement of Operations.

Directors' Fees and Expenses — The Board of Directors is responsible for overseeing the investment advisor’s management and operations of the fund. The directors receive detailed information about the fund and its investment advisor regularly throughout the year, and meet at least quarterly with management of the investment advisor to review reports about fund operations. The fund’s officers do not receive compensation from the fund.

Interfund Transactions — The fund may enter into security transactions with other American Century Investments funds and other client accounts of the investment advisor, in accordance with the 1940 Act rules and procedures adopted by the Board of Directors. The rules and procedures require, among other things, that these transactions be effected at the independent current market price of the security. During the period, the interfund purchases and sales were $1,888,496 and $4,045,123, respectively. The effect of interfund transactions on the Statement of Operations was $280,564 in net realized gain (loss) on investment transactions.

4. Investment Transactions

Purchases and sales of investment securities, excluding short-term investments, for the year ended December 31, 2016 were $307,168,911 and $322,589,310, respectively.

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5. Capital Share Transactions

Transactions in shares of the fund were as follows:

	Year ended December 31, 2016		Year ended December 31, 2015
	Shares	Amount	Shares	Amount
Class I/Shares Authorized	150,000,000		150,000,000
Sold	4,507,328	$61,567,642	4,506,159	$71,991,161
Issued in reinvestment of distributions	3,289,520	42,862,441	1,954,407	31,133,710
Redeemed	(5,950,967)	(82,024,919)	(5,216,684)	(81,532,417)
	1,845,881	22,405,164	1,243,882	21,592,454
Class II/Shares Authorized	25,000,000		25,000,000
Sold	44,961	610,985	46,437	711,610
Issued in reinvestment of distributions	7,445	96,788	1,590	25,303
Redeemed	(18,313)	(249,512)	(9,319)	(149,307)
	34,093	458,261	38,708	587,606
Net increase (decrease)	1,879,974	$22,863,425	1,282,590	$22,180,060

6. Fair Value Measurements

The fund’s investments valuation process is based on several considerations and may use multiple inputs to determine the fair value of the investments held by the fund. In conformity with accounting principles generally accepted in the United States of America, the inputs used to determine a valuation are classified into three broad levels.

•	Level 1 valuation inputs consist of unadjusted quoted prices in an active market for identical investments.

•
Level 2 valuation inputs consist of direct or indirect observable market data (including quoted prices for comparable investments, evaluations of subsequent market events, interest rates, prepayment speeds, credit risk, etc.). These inputs also consist of quoted prices for identical investments initially expressed in local currencies that are adjusted through translation into U.S. dollars.

•	Level 3 valuation inputs consist of unobservable data (including a fund’s own assumptions).

The level classification is based on the lowest level input that is significant to the fair valuation measurement. The valuation inputs are not necessarily an indication of the risks associated with investing in these securities or other financial instruments. There were no significant transfers between levels during the period.

The following is a summary of the level classifications as of period end. The Schedule of Investments provides additional information on the fund’s portfolio holdings.

	Level 1	Level 2	Level 3
Assets
Investment Securities
Common Stocks	$458,516,165	—	—
Temporary Cash Investments	849,784	$1,177,000	—
	$459,365,949	$1,177,000	—
Other Financial Instruments
Forward Foreign Currency Exchange Contracts	—	$13,011	—

Liabilities
Other Financial Instruments
Forward Foreign Currency Exchange Contracts	—	$4,903	—

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7. Derivative Instruments

Foreign Currency Risk — The fund is subject to foreign currency exchange rate risk in the normal course of pursuing its investment objectives. The value of foreign investments held by a fund may be significantly affected by changes in foreign currency exchange rates. The dollar value of a foreign security generally decreases when the value of the dollar rises against the foreign currency in which the security is denominated and tends to increase when the value of the dollar declines against such foreign currency. A fund may enter into forward foreign currency exchange contracts to reduce a fund's exposure to foreign currency exchange rate fluctuations. The net U.S. dollar value of foreign currency underlying all contractual commitments held by a fund and the resulting unrealized appreciation or depreciation are determined daily. Realized gain or loss is recorded upon the termination of the contract. Net realized and unrealized gains or losses occurring during the holding period of forward foreign currency exchange contracts are a component of net realized gain (loss) on foreign currency transactions and change in net unrealized appreciation (depreciation) on translation of assets and liabilities in foreign currencies, respectively. A fund bears the risk of an unfavorable change in the foreign currency exchange rate underlying the forward contract. Additionally, losses, up to the fair value, may arise if the counterparties do not perform under the contract terms. The fund's average U.S. dollar exposure to foreign currency risk derivative instruments held during the period was $6,775,291.

The value of foreign currency risk derivative instruments as of December 31, 2016, is disclosed on the Statement of Assets and Liabilities as an asset of $13,011 in unrealized appreciation on forward foreign currency exchange contracts and a liability of $4,903 in unrealized depreciation on forward foreign currency exchange contracts. For the year ended December 31, 2016, the effect of foreign currency risk derivative instruments on the Statement of Operations was $(318,652) in net realized gain (loss) on foreign currency transactions and $62,092 in change in net unrealized appreciation (depreciation) on translation of assets and liabilities in foreign currencies.

8. Risk Factors

The fund invests in common stocks of small companies. Because of this, the fund may be subject to greater risk and market fluctuations than a fund investing in larger, more established companies.

9. Federal Tax Information

The tax character of distributions paid during the years ended December 31, 2016 and December 31, 2015 were as follows:

	2016	2015
Distributions Paid From
Ordinary income	—	—
Long-term capital gains	$42,959,229	$31,159,013

The book-basis character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. These differences reflect the differing character of certain income items and net realized gains and losses for financial statement and tax purposes, and may result in reclassification among certain capital accounts on the financial statements.

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As of December 31, 2016, the federal tax cost of investments and the components of distributable earnings on a tax-basis were as follows:

Federal tax cost of investments	$386,349,924
Gross tax appreciation of investments	$85,034,359
Gross tax depreciation of investments	(10,841,334)
Net tax appreciation (depreciation) of investments	74,193,025
Net tax appreciation (depreciation) on derivatives and translation of assets and liabilities in foreign currencies	(4,987)
Net tax appreciation (depreciation)	$74,188,038
Undistributed ordinary income	—
Accumulated long-term gains	$23,739,298
Late-year ordinary loss deferral	$(21,886)

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is attributable primarily to the tax deferral of losses on wash sales.

Loss deferrals represent certain qualified losses that the fund has elected to treat as having been incurred in the following fiscal year for federal income tax purposes.

10. Recently Issued Accounting Guidance

In October 2016, the Securities and Exchange Commission adopted new rules and forms as well as amendments to its rules and forms to modernize the reporting and disclosure of information by registered investment companies. The amendments to Regulation S-X will require standardized, enhanced disclosure about derivatives in investment company financial statements, as well as other provisions. Compliance with the amendments is effective on August 1, 2017. Management is currently evaluating the impact that adopting the amendments will have on the financial statement disclosures.

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Financial Highlights

For a Share Outstanding Throughout the Years Ended December 31 (except as noted)
Per-Share Data								Ratios and Supplemental Data
		Income From Investment Operations:						Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Distributions From Net Realized Gains	Net Asset Value, End of Period	Total Return(2)	Operating Expenses	Operating Expenses (before expense waiver)	Net Investment Income (Loss)	Net Investment Income (Loss) (before expense waiver)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
Class I
2016	$15.02	(0.02)	0.40	0.38	(1.42)	$13.98	3.23%	0.99%	1.00%	(0.14)%	(0.15)%	68%	$459,443
2015	$15.72	(0.06)	0.42	0.36	(1.06)	$15.02	1.93%	1.00%	1.00%	(0.38)%	(0.38)%	72%	$465,851
2014	$18.28	(0.08)	1.27	1.19	(3.75)	$15.72	8.14%	1.00%	1.00%	(0.50)%	(0.50)%	68%	$468,047
2013	$14.54	(0.08)	4.45	4.37	(0.63)	$18.28	30.92%	1.00%	1.00%	(0.49)%	(0.49)%	72%	$443,588
2012	$13.22	(0.01)	2.15	2.14	(0.82)	$14.54	16.00%	1.00%	1.00%	(0.04)%	(0.04)%	74%	$360,445
Class II
2016	$14.98	(0.04)	0.40	0.36	(1.42)	$13.92	3.08%	1.14%	1.15%	(0.29)%	(0.30)%	68%	$1,350
2015	$15.71	(0.08)	0.41	0.33	(1.06)	$14.98	1.73%	1.15%	1.15%	(0.53)%	(0.53)%	72%	$942
2014(3)	$14.18	(0.06)	1.59	1.53	—	$15.71	10.79%	1.15%(4)	1.15%(4)	(0.61)%(4)	(0.61)%(4)	68%(5)	$379

Notes to Financial Highlights

(1)	Computed using average shares outstanding throughout the period.

(2)	Total returns are calculated based on the net asset value of the last business day. Total returns for periods less than one year are not annualized.

(3)	April 25, 2014 (commencement of sale) through December 31, 2014.

(4)	Annualized.

(5)	Portfolio turnover is calculated at the fund level. Percentage indicated was calculated for the year ended December 31, 2014.

See Notes to Financial Statements.

Report of Independent Registered Public Accounting Firm

To the Board of Directors and Shareholders of American Century Variable Portfolios, Inc.:
We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of VP Capital Appreciation Fund (the “Fund”), one of the funds constituting American Century Variable Portfolios, Inc., as of December 31, 2016, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.
We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2016, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of VP Capital Appreciation Fund of American Century Variable Portfolios, Inc. as of December 31, 2016, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Kansas City, Missouri
February 10, 2017

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Management

The Board of Directors

The individuals listed below serve as directors of the funds. Each director will continue to serve in this capacity until death, retirement, resignation or removal from office. The board has adopted a mandatory retirement age for directors who are not “interested persons,” as that term is defined in the Investment Company Act (independent directors). Independent directors shall retire by December 31 of the year in which they reach their 75th birthday.
Mr. Thomas is an “interested person” because he currently serves as President and Chief Executive Officer of American Century Companies, Inc. (ACC), the parent company of American Century Investment Management, Inc. (ACIM or the advisor). The other directors (more than three-fourths of the total number) are independent. They are not employees, directors or officers of, and have no financial interest in, ACC or any of its wholly owned, direct or indirect, subsidiaries, including ACIM, American Century Investment Services, Inc. (ACIS) and American Century Services, LLC (ACS), and they do not have any other affiliations, positions or relationships that would cause them to be considered “interested persons” under the Investment Company Act. The directors serve in this capacity for seven (in the case of Mr. Thomas, 15) registered investment companies in the American Century Investments family of funds.
The following table presents additional information about the directors. The mailing address for each director is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Director	Other Directorships Held During Past 5 Years
Independent Directors
Barry Fink (1955)	Director	Since 2012 (independent since 2016)	Retired; Executive Vice President, ACC (2007 to 2013); President, ACS (2007 to 2013); Chief Operating Officer, ACC (2007 to 2012)	81	None
Andrea C. Hall (1945)	Director	Since 1997	Retired	81	None
Jan M. Lewis (1957)	Director	Since 2011	Retired; President and Chief Executive Officer, Catholic Charities of Northeast Kansas (human services organization) (2006 to 2013)	81	None
James A. Olson (1942)	Director and Chairman of the Board	Since 2007 (Chairman since 2014)	Member, Plaza Belmont LLC (private equity fund manager) (1999 to present)	81	Saia, Inc. (2002 to 2012) and EPR Properties (2003 to 2013)
M. Jeannine Strandjord (1945)	Director	Since 1994	Retired	81	Euronet Worldwide Inc.; MGP Ingredients, Inc.; and DST Systems Inc. (1996 to 2012)

25

Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Director	Other Directorships Held During Past 5 Years
Independent Directors
John R. Whitten (1946)	Director	Since 2008	Retired	81	Rudolph Technologies, Inc.
Stephen E. Yates (1948)	Director	Since 2012	Retired	81	None
Interested Director
Jonathan S. Thomas (1963)	Director and President	Since 2007	President and Chief Executive Officer, ACC (2007 to present). Also serves as Chief Executive Officer, ACS; Executive Vice President, ACIM; Director, ACC, ACIM and other ACC subsidiaries	126	BioMed Valley Discoveries, Inc.
The Statement of Additional Information has additional information about the fund's directors and is available without charge, upon request, by calling 1-800-378-9878.

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Officers

The following table presents certain information about the executive officers of the funds. Each officer serves as an officer for each of the 15 investment companies in the American Century family of funds, unless otherwise noted. No officer is compensated for his or her service as an officer of the funds. The listed officers are interested persons of the funds and are appointed or re-appointed on an annual basis. The mailing address for each officer listed below is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Offices with the Funds	Principal Occupation(s) During the Past Five Years
Jonathan S. Thomas (1963)	Director and President since 2007	President and Chief Executive Officer, ACC (2007 to present). Also serves as Chief Executive Officer, ACS; Executive Vice President, ACIM; Director, ACC, ACIM and other ACC subsidiaries
Amy D. Shelton (1964)	Chief Compliance Officer and Vice President since 2014
Chief Compliance Officer, American Century funds, (2014 to present); Chief Compliance Officer, ACIM (2014 to present); Chief Compliance Officer, ACIS (2009 to present); Vice President, Client Interactions and Marketing, ACIS (2013 to 2014); Director, Client Interactions and Marketing, ACIS (2007 to 2013). Also serves as Vice President, ACIS

Charles A. Etherington (1957)	General Counsel since 2007 and Senior Vice President since 2006
Attorney, ACC (1994 to present); Vice President, ACC (2005 to present); General Counsel, ACC (2007 to present). Also serves as General Counsel, ACIM, ACS, ACIS and other ACC subsidiaries; and Senior Vice President, ACIM and ACS

C. Jean Wade (1964)	Vice President,Treasurer and Chief Financial Officer since 2012	Vice President, ACS (2000 to present)
Robert J. Leach (1966)	Vice President since 2006 and Assistant Treasurer since 2012	Vice President, ACS (2000 to present)
David H. Reinmiller (1963)	Vice President since 2000	Attorney, ACC (1994 to present); Associate General Counsel, ACC (2001 to present). Also serves as Vice President, ACIM and ACS
Ward D. Stauffer (1960)	Secretary since 2005	Attorney, ACC (2003 to present)

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Additional Information

Proxy Voting Policies

A description of the policies that the fund's investment advisor uses in exercising the voting rights associated with the securities purchased and/or held by the fund is available without charge, upon request, by calling 1-800-378-9878. It is also available on the "About Us" page of American Century Investments’ website at americancentury.com and on the Securities and Exchange Commission’s website at sec.gov. Information regarding how the investment advisor voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the "About Us" page at americancentury.com. It is also available at sec.gov.

Quarterly Portfolio Disclosure

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Forms N-Q are available on the SEC’s website at sec.gov, and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The fund also makes its complete schedule of portfolio holdings for the most recent quarter of its fiscal year available on its website at ipro.americancentury.com (for Investment Professionals) and, upon request, by calling 1-800-378-9878.

Other Tax Information

The following information is provided pursuant to provisions of the Internal Revenue Code.

The fund hereby designates $42,959,229, or up to the maximum amount allowable, as long-term capital gain distributions (20% rate gain distributions) for the fiscal year ended December 31, 2016.

28

Contact Us	americancentury.com
Automated Information Line	1-800-345-8765
Investment Professional Service Representatives	1-800-345-6488
Telecommunications Relay Service for the Deaf	711

American Century Variable Portfolios, Inc.

Investment Advisor: American Century Investment Management, Inc. Kansas City, Missouri

This report and the statements it contains are submitted for the general information of our shareholders. The report is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

©2017 American Century Proprietary Holdings, Inc. All rights reserved. CL-ANN-91442 1702

Annual Report

December 31, 2016

VP Growth Fund

Any opinions expressed in this report reflect those of the author as of the date of the report, and do not necessarily represent the opinions of American Century Investments® or any other person in the American Century Investments organization. Any such opinions are subject to change at any time based upon market or other conditions and American Century Investments disclaims any responsibility to update such opinions. These opinions may not be relied upon as investment advice and, because investment decisions made by American Century Investments funds are based on numerous factors, may not be relied upon as an indication of trading intent on behalf of any American Century Investments fund. Security examples are used for representational purposes only and are not intended as recommendations to purchase or sell securities. Performance information for comparative indices and securities is provided to American Century Investments by third party vendors. To the best of American Century Investments’ knowledge, such information is accurate at the time of printing.

Performance

Total Returns as of December 31, 2016
			Average Annual Returns
	Ticker Symbol	1 year	5 years	Since Inception	Inception Date
Class I	AWRIX	4.35%	12.25%	9.04%	5/2/11
Russell 1000 Growth Index	—	7.08%	14.48%	11.43%	—
Class II	AWREX	4.20%	12.09%	8.88%	5/2/11
Fund returns would have been lower if a portion of the fees had not been waived.

The performance information presented does not include charges and deductions imposed by the insurance company separate account under the variable annuity or variable life insurance contracts. The inclusion of such charges could significantly lower performance. Please refer to the insurance company separate account prospectus for a discussion of the charges related to insurance contracts.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Total returns for periods less than one year are not annualized. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. To obtain performance data current to the most recent month end, please call 1-800-345-6488 or visit ipro.americancentury.com (for Investment Professionals). For additional information about the fund, please consult the prospectus.

2

Growth of $10,000 Over Life of Class
$10,000 investment made May 2, 2011
Performance for other share classes will vary due to differences in fee structure.

Value on December 31, 2016
Class I — $16,337

Russell 1000 Growth Index — $18,474

Ending value of Class I would have been lower if a portion of the fees had not been waived.

Total Annual Fund Operating Expenses
Class I	Class II
1.01%	1.16%

The total annual fund operating expenses shown is as stated in the fund’s prospectus current as of the date of this report. The prospectus may vary from the expense ratio shown elsewhere in this report because it is based on a different time period, includes acquired fund fees and expenses, and, if applicable, does not include fee waivers or expense reimbursements.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Total returns for periods less than one year are not annualized. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. To obtain performance data current to the most recent month end, please call 1-800-345-6488 or visit ipro.americancentury.com (for Investment Professionals). For additional information about the fund, please consult the prospectus.

3

Portfolio Commentary

Portfolio Managers: Gregory Woodhams and Justin Brown

Senior analyst Justin Brown was promoted to portfolio manager in January 2016. Portfolio manager Prescott LeGard left the fund in March 2016.

Performance Summary

VP Growth returned 4.20%* for the 12 months ended December 31, 2016, lagging the 7.08% return of the portfolio’s benchmark, the Russell 1000 Growth Index.

U.S. stock indices posted solid gains during the reporting period, with small caps outperforming large and mid caps. Value-oriented stocks outperformed growth stocks by a wide margin across the capitalization spectrum, creating a headwind for the fund.

All sectors within the Russell 1000 Growth Index rose except for health care, which was hurt by concerns about the sustainability of high prescription drug prices and, following the presidential election, worries that a repeal of the Affordable Care Act (ACA) would curtail spending by hospitals. Defensive sectors like telecommunication services and utilities that pay sizable dividends were two of the top three gainers, especially in the first half of the year. Energy, industrials, financials, information technology, and materials also posted double-digit gains.

The portfolio underperformed the benchmark due to stock selection, especially in the health care and telecommunication services sectors. Stock choices in information technology also detracted, as did stock selection and an underweight allocation in consumer staples. Stock decisions in the energy, financials, and industrials sectors benefited relative performance. An overweight allocation to energy was also beneficial.

Health Care Stocks Were Key Detractors

Concerns about the sustainability of price increases weighed on drug and biotechnology companies, and stock selection among pharmaceutical companies was a significant source of underperformance relative to the benchmark. Pharmaceutical firm Perrigo has not done well at integrating its acquisition of a European over-the-counter products company, and the CEO left the company. We eliminated the position. Pharmacy benefit manager Express Scripts Holding underperformed amid worries about rapidly rising costs for some drugs and pressure on reimbursements for patients under Medicare and the ACA. Nevertheless, the company continues to benefit from an increasing number of patients covered by Medicare Part D and greater availability of both generic substitutes and new, specialty pharmaceuticals.

Stock selection among diversified telecommunication services companies hampered performance as investors sought higher dividend paying stocks that do not fit our growth criteria. SBA Communications fell on concerns about debt, exposure to Latin America, and a slowing revenue growth rate.

* All fund returns referenced in this commentary are for Class II shares. Fund returns would have been lower if a portion of the fees had not been waived. Performance for other share classes will vary due to differences in fee structure; when Class II performance exceeds that of the fund’s benchmark, other share classes may not. See page 2 for returns for all share classes.

4

The largest individual detractor for the year was online travel company TripAdvisor. The company’s transition from collecting referral fees to booking hotels directly on its website has not gone as smoothly as it had planned, and in the fourth quarter management unexpectedly offered guidance that included higher expenses to drive consumers to its website. The greater spending will pressure margins in 2017.

Energy Holdings Led Contributors

Stock decisions among oil, gas, and consumable fuels firms were positive. Energy equipment company Halliburton and exploration firm Concho Resources—which are not benchmark components—were key contributors, benefiting from relatively healthy balance sheets and a rebound in energy markets as production is curtailed. In addition, Concho provided better-than-expected guidance, and Halliburton rallied after the deal to combine with Baker Hughes was called off on regulatory concerns, which relieved the market of uncertainty.

In information technology, cyber security firm Symantec reported strong results driven by strength in its enterprise security software and improving margins. The company also closed on its acquisition of Blue Coat sooner than expected and should see revenue synergies and cross-selling opportunities as a result of the merger. The acquisition gave Symantec better security technology and brought in a new management team, which has investors optimistic.

Aerospace and defense company Lockheed Martin performed well after reporting better-than-expected results. The company is benefiting from better sales and margins in its aeronautics division with the integration of its Sikorsky acquisition. Among financial stocks, broker Charles Schwab performed well, especially after the U.S. election, helped by rising equity markets, higher interest rates, and prospects for lower tax rates. Schwab is well positioned to capture flows from advisors using its platform.

Outlook

We believe stock selection—rather than sector allocation or market timing via the use of cash—is the most efficient means of generating superior risk-adjusted returns. As a result of this approach, the portfolio’s sector and industry selection are primarily due to identifying what we believe to be superior individual securities.

As of December 31, 2016, the portfolio’s largest sector overweight was in information technology, reflecting positioning in the software and internet software and services industries. Companies in these industry segments continue to benefit from secular trends around advertising and consumer spending shifting from traditional media/retail to online and mobile, a shift to cloud computing/hardware-light technology solutions, mobile computing, and unstructured data growth.

At the other end of the spectrum, the portfolio maintains a sizable underweight position in the real estate sector. Valuations for real estate investment trusts appear elevated relative to history, and the industry has benefited from declines in interest rates that are unlikely to be sustainable.

5

Fund Characteristics

DECEMBER 31, 2016
Top Ten Holdings	% of net assets
Alphabet, Inc., Class A	6.5%
Apple, Inc.	5.1%
Amazon.com, Inc.	4.1%
Microsoft Corp.	3.5%
Comcast Corp., Class A	3.2%
Visa, Inc., Class A	2.9%
O'Reilly Automotive, Inc.	2.5%
PepsiCo, Inc.	2.3%
Amgen, Inc.	2.0%
Delta Air Lines, Inc.	1.7%

Top Five Industries	% of net assets
Internet Software and Services	9.5%
Software	9.4%
IT Services	6.0%
Specialty Retail	5.6%
Biotechnology	5.4%

Types of Investments in Portfolio	% of net assets
Common Stocks	99.2%
Exchange-Traded Funds	0.2%
Total Equity Exposure	99.4%
Temporary Cash Investments	0.2%
Other Assets and Liabilities	0.4%

6

Shareholder Fee Example

Fund shareholders may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption/exchange fees; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in your fund and to compare these costs with the ongoing cost of investing in other mutual funds.

The example is based on an investment of $1,000 made at the beginning of the period and held for the entire period from July 1, 2016 to December 31, 2016.

Actual Expenses

The table provides information about actual account values and actual expenses for each class. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. First, identify the share class you own. Then simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The table also provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio of each class of your fund and an assumed rate of return of 5% per year before expenses, which is not the actual return of a fund’s share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption/exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 7/1/16	Ending Account Value 12/31/16	Expenses Paid During Period(1) 7/1/16 - 12/31/16	Annualized Expense Ratio(1)
Actual
Class I (after waiver)	$1,000	$1,048.20	$4.38	0.85%
Class I (before waiver)	$1,000	$1,048.20(2)	$5.20	1.01%
Class II (after waiver)	$1,000	$1,048.30	$5.15	1.00%
Class II (before waiver)	$1,000	$1,048.30(2)	$5.97	1.16%
Hypothetical
Class I (after waiver)	$1,000	$1,020.86	$4.32	0.85%
Class I (before waiver)	$1,000	$1,020.06	$5.13	1.01%
Class II (after waiver)	$1,000	$1,020.11	$5.08	1.00%
Class II (before waiver)	$1,000	$1,019.31	$5.89	1.16%

(1)
Expenses are equal to the class's annualized expense ratio listed in the table above, multiplied by the average account value over the period, multiplied by 184, the number of days in the most recent fiscal half-year, divided by 366, to reflect the one-half year period.

(2)	Ending account value assumes the return earned after waiver and would have been lower if a portion of the fees had not been waived.

7

Schedule of Investments

DECEMBER 31, 2016

	Shares	Value
COMMON STOCKS — 99.2%
Aerospace and Defense — 2.0%
Boeing Co. (The)	129	$20,083
Lockheed Martin Corp.	346	86,479
		106,562
Airlines — 1.7%
Delta Air Lines, Inc.	1,760	86,574
Banks — 0.9%
Citizens Financial Group, Inc.	699	24,906
Regions Financial Corp.	1,484	21,310
		46,216
Beverages — 3.3%
Dr Pepper Snapple Group, Inc.	572	51,863
PepsiCo, Inc.	1,140	119,278
		171,141
Biotechnology — 5.4%
Amgen, Inc.	719	105,125
Biogen, Inc.(1)	217	61,537
Gilead Sciences, Inc.	849	60,797
Incyte Corp.(1)	229	22,962
Regeneron Pharmaceuticals, Inc.(1)	91	33,405
		283,826
Capital Markets — 1.1%
Charles Schwab Corp. (The)	1,485	58,613
Chemicals — 2.5%
Dow Chemical Co. (The)	1,397	79,936
LyondellBasell Industries NV, Class A	578	49,581
		129,517
Consumer Finance — 0.9%
American Express Co.	663	49,115
Diversified Telecommunication Services — 0.3%
SBA Communications Corp., Class A(1)	154	15,902
Electronic Equipment, Instruments and Components — 0.6%
CDW Corp.	570	29,691
Energy Equipment and Services — 0.7%
Halliburton Co.	689	37,268
Equity Real Estate Investment Trusts (REITs) — 1.0%
Simon Property Group, Inc.	295	52,413
Food and Staples Retailing — 2.4%
Kroger Co. (The)	1,869	64,499
Wal-Mart Stores, Inc.	852	58,890
		123,389
Food Products — 0.8%
Hormel Foods Corp.	859	29,902
Mead Johnson Nutrition Co.	155	10,968
		40,870

8

	Shares	Value
Health Care Equipment and Supplies — 3.2%
C.R. Bard, Inc.	175	$39,316
Edwards Lifesciences Corp.(1)	717	67,183
Intuitive Surgical, Inc.(1)	95	60,246
		166,745
Health Care Providers and Services — 3.1%
Cardinal Health, Inc.	816	58,728
Express Scripts Holding Co.(1)	738	50,767
Quest Diagnostics, Inc.	217	19,942
VCA, Inc.(1)	452	31,030
		160,467
Health Care Technology — 0.7%
Cerner Corp.(1)	790	37,422
Hotels, Restaurants and Leisure — 1.4%
Chipotle Mexican Grill, Inc.(1)	91	34,336
Las Vegas Sands Corp.	690	36,853
		71,189
Household Products — 1.3%
Church & Dwight Co., Inc.	902	39,859
Procter & Gamble Co. (The)	312	26,233
		66,092
Industrial Conglomerates — 1.6%
3M Co.	467	83,392
Insurance — 0.6%
American International Group, Inc.	452	29,520
Internet and Direct Marketing Retail — 5.0%
Amazon.com, Inc.(1)	285	213,713
Expedia, Inc.	240	27,187
TripAdvisor, Inc.(1)	417	19,336
		260,236
Internet Software and Services — 9.5%
Alphabet, Inc., Class A(1)	426	337,584
eBay, Inc.(1)	1,445	42,902
Facebook, Inc., Class A(1)	668	76,853
VeriSign, Inc.(1)	466	35,449
		492,788
IT Services — 6.0%
Computer Sciences Corp.	370	21,985
Fiserv, Inc.(1)	753	80,029
Global Payments, Inc.	866	60,109
Visa, Inc., Class A	1,948	151,983
		314,106
Life Sciences Tools and Services — 1.2%
Agilent Technologies, Inc.	857	39,045
Illumina, Inc.(1)	79	10,115
Waters Corp.(1)	109	14,649
		63,809
Machinery — 3.8%
Caterpillar, Inc.	518	48,039
Parker-Hannifin Corp.	224	31,360
WABCO Holdings, Inc.(1)	549	58,277

9

	Shares	Value
Wabtec Corp.	745	$61,850
		199,526
Media — 4.7%
Comcast Corp., Class A	2,415	166,756
Sirius XM Holdings, Inc.	5,477	24,373
Walt Disney Co. (The)	543	56,591
		247,720
Multiline Retail — 1.3%
Dollar Tree, Inc.(1)	901	69,539
Oil, Gas and Consumable Fuels — 0.8%
Concho Resources, Inc.(1)	320	42,432
Personal Products — 1.0%
Estee Lauder Cos., Inc. (The), Class A	705	53,926
Pharmaceuticals — 2.2%
Bristol-Myers Squibb Co.	1,414	82,634
Johnson & Johnson	271	31,222
		113,856
Road and Rail — 0.9%
Union Pacific Corp.	433	44,893
Semiconductors and Semiconductor Equipment — 3.3%
ASML Holding NV	420	47,058
Broadcom Ltd.	356	62,930
Marvell Technology Group Ltd.	2,018	27,990
Maxim Integrated Products, Inc.	896	34,559
		172,537
Software — 9.4%
Activision Blizzard, Inc.	1,511	54,562
Citrix Systems, Inc.(1)	259	23,131
Electronic Arts, Inc.(1)	625	49,225
Microsoft Corp.	2,941	182,754
Oracle Corp.	1,171	45,025
salesforce.com, Inc.(1)	710	48,607
Splunk, Inc.(1)	748	38,260
Symantec Corp.	1,091	26,064
VMware, Inc., Class A(1)	284	22,359
		489,987
Specialty Retail — 5.6%
Home Depot, Inc. (The)	239	32,045
O'Reilly Automotive, Inc.(1)	464	129,182
Ross Stores, Inc.	558	36,605
TJX Cos., Inc. (The)	997	74,905
Williams-Sonoma, Inc.	359	17,372
		290,109
Technology Hardware, Storage and Peripherals — 5.2%
Apple, Inc.	2,297	266,038
Hewlett Packard Enterprise Co.	190	4,397
		270,435
Textiles, Apparel and Luxury Goods — 1.3%
Carter's, Inc.	408	35,247
Coach, Inc.	942	32,989
		68,236

10

	Shares	Value
Tobacco — 2.0%
Altria Group, Inc.	821	$55,516
Philip Morris International, Inc.	530	48,490
		104,006
Trading Companies and Distributors — 0.5%
United Rentals, Inc.(1)	238	25,128
TOTAL COMMON STOCKS (Cost $4,210,850)		5,169,193
EXCHANGE-TRADED FUNDS — 0.2%
iShares Russell 2000 ETF (Cost $12,117)	93	12,541
TEMPORARY CASH INVESTMENTS — 0.2%
State Street Institutional U.S. Government Money Market Fund, Premier Class (Cost $9,194)	9,194	9,194
TOTAL INVESTMENT SECURITIES — 99.6% (Cost $4,232,161)		5,190,928
OTHER ASSETS AND LIABILITIES — 0.4%		18,698
TOTAL NET ASSETS — 100.0%		$5,209,626

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS
Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
USD	36,484	EUR	34,986	UBS AG	3/31/17	$(508)
USD	1,143	EUR	1,089	UBS AG	3/31/17	(8)
USD	1,604	EUR	1,535	UBS AG	3/31/17	(20)
						$(536)

NOTES TO SCHEDULE OF INVESTMENTS
EUR	-	Euro
USD	-	United States Dollar

(1)	Non-income producing.

See Notes to Financial Statements.

11

Statement of Assets and Liabilities

DECEMBER 31, 2016
Assets
Investment securities, at value (cost of $4,232,161)	$5,190,928
Receivable for investments sold	35,550
Dividends and interest receivable	5,530
5,232,008

Liabilities
Payable for investments purchased	4,132
Payable for capital shares redeemed	13,267
Unrealized depreciation on forward foreign currency exchange contracts	536
Accrued management fees	3,359
Distribution fees payable	1,088
22,382

Net Assets	$5,209,626

Net Assets Consist of:
Capital (par value and paid-in surplus)	$4,013,062
Undistributed net investment income	37,641
Undistributed net realized gain	200,692
Net unrealized appreciation	958,231
$5,209,626

	Net Assets	Shares Outstanding	Net Asset Value Per Share
Class I, $0.01 Par Value	$191,205	14,405	$13.27
Class II, $0.01 Par Value	$5,018,421	378,678	$13.25

See Notes to Financial Statements.

12

Statement of Operations

YEAR ENDED DECEMBER 31, 2016
Investment Income (Loss)
Income:
Dividends (net of foreign taxes withheld of $140)	$91,012
Interest	109
91,121

Expenses:
Management fees	51,238
Distribution fees - Class II	13,722
Directors' fees and expenses	188
Other expenses	232
65,380
Fees waived	(8,740)
56,640

Net investment income (loss)	34,481

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment transactions	230,089
Foreign currency transactions	3,279
233,368

Change in net unrealized appreciation (depreciation) on:
Investments	9,044
Translation of assets and liabilities in foreign currencies	(536)
8,508

Net realized and unrealized gain (loss)	241,876

Net Increase (Decrease) in Net Assets Resulting from Operations	$276,357

See Notes to Financial Statements.

13

Statement of Changes in Net Assets

YEARS ENDED DECEMBER 31, 2016 AND DECEMBER 31, 2015
Increase (Decrease) in Net Assets	December 31, 2016	December 31, 2015
Operations
Net investment income (loss)	$34,481	$17,720
Net realized gain (loss)	233,368	236,566
Change in net unrealized appreciation (depreciation)	8,508	52,103
Net increase (decrease) in net assets resulting from operations	276,357	306,389

Distributions to Shareholders
From net investment income:
Class I	—	(881)
Class II	—	(17,359)
From net realized gains:
Class I	(614)	(21,870)
Class II	(20,085)	(317,045)
Decrease in net assets from distributions	(20,699)	(357,155)

Capital Share Transactions
Net increase (decrease) in net assets from capital share transactions (Note 5)	(505,209)	(705,117)

Net increase (decrease) in net assets	(249,551)	(755,883)

Net Assets
Beginning of period	5,459,177	6,215,060
End of period	$5,209,626	$5,459,177

Undistributed net investment income	$37,641	$—

See Notes to Financial Statements.

14

Notes to Financial Statements

DECEMBER 31, 2016

1. Organization

American Century Variable Portfolios, Inc. (the corporation) is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company and is organized as a Maryland corporation. VP Growth Fund (the fund) is one fund in a series issued by the corporation. The fund’s investment objective is to seek long-term capital growth.

The fund offers Class I and Class II. The share classes differ principally in their respective distribution and shareholder servicing expenses and arrangements. Class II is charged a lower unified management fee because it has a separate arrangement for distribution services.

2. Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the fund in preparation of its financial statements. The fund is an investment company and follows accounting and reporting guidance in accordance with accounting principles generally accepted in the United States of America. This may require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from these estimates. Management evaluated the impact of events or transactions occurring through the date the financial statements were issued that would merit recognition or disclosure.

Investment Valuations — The fund determines the fair value of its investments and computes its net asset value per share at the close of regular trading (usually 4 p.m. Eastern time) on the New York Stock Exchange (NYSE) on each day the NYSE is open. The Board of Directors has adopted valuation policies and procedures to guide the investment advisor in the fund’s investment valuation process and to provide methodologies for the oversight of the fund’s pricing function.

Equity securities that are listed or traded on a domestic securities exchange are valued at the last reported sales price or at the official closing price as provided by the exchange. Equity securities traded on foreign securities exchanges are generally valued at the closing price of such securities on the exchange where primarily traded or at the close of the NYSE, if that is earlier. If no last sales price is reported, or if local convention or regulation so provides, the mean of the latest bid and asked prices may be used. Securities traded over-the-counter are valued at the mean of the latest bid and asked prices, the last sales price, or the official closing price. Equity securities initially expressed in local currencies are translated into U.S. dollars at the mean of the appropriate currency exchange rate at the close of the NYSE as provided by an independent pricing service.

Open-end management investment companies are valued at the reported net asset value per share. Repurchase agreements are valued at cost, which approximates fair value. Forward foreign currency exchange contracts are valued at the mean of the appropriate forward exchange rate at the close of the NYSE as provided by an independent pricing service.

If the fund determines that the market price for an investment is not readily available or the valuation methods mentioned above do not reflect an investment’s fair value, such investment is valued as determined in good faith by the Board of Directors or its delegate, in accordance with policies and procedures adopted by the Board of Directors. In its determination of fair value, the fund may review several factors including, but not limited to, market information regarding the specific investment or comparable investments and correlation with other investment types, futures indices or general market indicators. Circumstances that may cause the fund to use these procedures to value an investment include, but are not limited to: an investment has been declared in default or is distressed; trading in a security has been suspended during the trading day or a security is not actively trading on its principal exchange; prices received from a regular pricing source are deemed unreliable; or there is a foreign market holiday and no trading occurred.

The fund monitors for significant events occurring after the close of an investment’s primary exchange but before the fund’s net asset value per share is determined. Significant events may include, but are not limited to: corporate announcements and transactions; governmental action and political unrest that could impact a specific investment or an investment sector; or armed conflicts, natural disasters and similar events that could affect investments in a specific country or region. The fund also monitors for significant fluctuations between

15

domestic and foreign markets, as evidenced by the U.S. market or such other indicators that the Board of Directors, or its delegate, deems appropriate. If significant fluctuations in foreign markets are identified, the fund may apply a model-derived factor to the closing price of equity securities traded on foreign securities exchanges. The factor is based on observable market data as provided by an independent pricing service.

Security Transactions — Security transactions are accounted for as of the trade date. Net realized gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes.

Investment Income — Dividend income less foreign taxes withheld, if any, is recorded as of the ex-dividend date. Distributions received on securities that represent a return of capital or long-term capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The fund may estimate the components of distributions received that may be considered nontaxable distributions or long-term capital gain distributions for income tax purposes. Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums.

Repurchase Agreements — The fund may enter into repurchase agreements with institutions that American Century Investment Management, Inc. (ACIM) (the investment advisor) has determined are creditworthy pursuant to criteria adopted by the Board of Directors. The fund requires that the collateral, represented by securities, received in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the fund to obtain those securities in the event of a default under the repurchase agreement. ACIM monitors, on a daily basis, the securities transferred to ensure the value, including accrued interest, of the securities under each repurchase agreement is equal to or greater than amounts owed to the fund under each repurchase agreement.

Joint Trading Account — Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the fund, along with certain other funds in the American Century Investments family of funds, may transfer uninvested cash balances into a joint trading account. These balances are invested in one or more repurchase agreements that are collateralized by U.S. Treasury or Agency obligations.

Foreign Currency Translations — All assets and liabilities initially expressed in foreign currencies are translated into U.S. dollars at prevailing exchange rates at period end. The fund may enter into spot foreign currency exchange contracts to facilitate transactions denominated in a foreign currency. Purchases and sales of investment securities, dividend and interest income, spot foreign currency exchange contracts, and expenses are translated at the rates of exchange prevailing on the respective dates of such transactions. Net realized and unrealized foreign currency exchange gains or losses related to investment securities are a component of net realized gain (loss) on investment transactions and change in net unrealized appreciation (depreciation) on investments, respectively.

Income Tax Status — It is the fund’s policy to distribute substantially all net investment income and net realized gains to shareholders and to otherwise qualify as a regulated investment company under provisions of the Internal Revenue Code. Accordingly, no provision has been made for income taxes. The fund files U.S. federal, state, local and non-U.S. tax returns as applicable. The fund's tax returns are subject to examination by the relevant taxing authority until expiration of the applicable statute of limitations, which is generally three years from the date of filing but can be longer in certain jurisdictions. At this time, management believes there are no uncertain tax positions which, based on their technical merit, would not be sustained upon examination and for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Multiple Class — All shares of the fund represent an equal pro rata interest in the net assets of the class to which such shares belong, and have identical voting, dividend, liquidation and other rights and the same terms and conditions, except for class specific expenses and exclusive rights to vote on matters affecting only individual classes. Income, non-class specific expenses, and realized and unrealized capital gains and losses of the fund are allocated to each class of shares based on their relative net assets.

Distributions to Shareholders — Distributions from net investment income and net realized gains, if any, are generally declared and paid annually.

Indemnifications — Under the corporation’s organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the fund. In addition, in the normal course of business, the fund enters into contracts that provide general indemnifications. The maximum exposure under these arrangements is unknown as this would involve future claims that may be made against a fund. The risk of material loss from such claims is considered by management to be remote.

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3. Fees and Transactions with Related Parties

Certain officers and directors of the corporation are also officers and/or directors of American Century Companies, Inc. (ACC). The corporation’s investment advisor, ACIM, the corporation's distributor, American Century Investment Services, Inc. (ACIS), and the corporation’s transfer agent, American Century Services, LLC, are wholly owned, directly or indirectly, by ACC.

Management Fees — The corporation has entered into a management agreement with ACIM, under which ACIM provides the fund with investment advisory and management services in exchange for a single, unified management fee (the fee) per class. The agreement provides that all expenses of managing and operating the fund, except distribution fees, brokerage expenses, taxes, interest, fees and expenses of the independent directors (including legal counsel fees), and extraordinary expenses, will be paid by ACIM. The fee is computed and accrued daily based on each class's daily net assets and paid monthly in arrears. The annual management fee for each class is 1.00% and 0.90% for Class I and Class II, respectively. From January 1, 2016 through July 31, 2016, the investment advisor agreed to waive 0.15% of the fund's management fee. Effective August 1, 2016, the investment advisor agreed to waive 0.16% of the fund’s management fee. The investment advisor expects this waiver to continue until July 31, 2017 and cannot terminate it prior to such date without the approval of the Board of Directors. The total amount of the waiver for each class for the year ended December 31, 2016 was $284 and $8,456 for Class I and Class II, respectively. The effective annual management fee after waiver for each class for the year ended December 31, 2016 was 0.84% and 0.74% for Class I and Class II, respectively.

Distribution Fees — The Board of Directors has adopted the Master Distribution Plan (the plan) for Class II, pursuant to Rule 12b-1 of the 1940 Act. The plan provides that Class II will pay ACIS an annual distribution fee equal to 0.25%. The fee is computed and accrued daily based on the Class II daily net assets and paid monthly in arrears. The distribution fee provides compensation for expenses incurred in connection with distributing shares of Class II including, but not limited to, payments to brokers, dealers, and financial institutions that have entered into sales agreements with respect to shares of the fund. Fees incurred under the plan during the year ended December 31, 2016 are detailed in the Statement of Operations.

Directors' Fees and Expenses — The Board of Directors is responsible for overseeing the investment advisor’s management and operations of the fund. The directors receive detailed information about the fund and its investment advisor regularly throughout the year, and meet at least quarterly with management of the investment advisor to review reports about fund operations. The fund’s officers do not receive compensation from the fund.

Interfund Transactions — The fund may enter into security transactions with other American Century Investments funds and other client accounts of the investment advisor, in accordance with the 1940 Act rules and procedures adopted by the Board of Directors. The rules and procedures require, among other things, that these transactions be effected at the independent current market price of the security. During the period, the interfund purchases and sales were $69,585 and $81,614, respectively. The effect of interfund transactions on the Statement of Operations was $358 in net realized gain (loss) on investment transactions.

4. Investment Transactions

Purchases and sales of investment securities, excluding short-term investments, for the year ended December 31, 2016 were $3,870,987 and $4,359,518, respectively.

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5. Capital Share Transactions

Transactions in shares of the fund were as follows:

	Year ended December 31, 2016		Year ended December 31, 2015
	Shares	Amount	Shares	Amount
Class I/Shares Authorized	50,000,000		50,000,000
Issued in reinvestment of distributions	50	$614	1,728	$22,751
Redeemed	—	—	(44,877)	(600,163)
	50	614	(43,149)	(577,412)
Class II/Shares Authorized	50,000,000		50,000,000
Sold	99,772	1,217,416	61,381	793,395
Issued in reinvestment of distributions	1,615	20,085	25,679	334,404
Redeemed	(136,084)	(1,743,324)	(94,339)	(1,255,504)
	(34,697)	(505,823)	(7,279)	(127,705)
Net increase (decrease)	(34,647)	$(505,209)	(50,428)	$(705,117)

6. Fair Value Measurements

The fund’s investments valuation process is based on several considerations and may use multiple inputs to determine the fair value of the investments held by the fund. In conformity with accounting principles generally accepted in the United States of America, the inputs used to determine a valuation are classified into three broad levels.

•	Level 1 valuation inputs consist of unadjusted quoted prices in an active market for identical investments.

•
Level 2 valuation inputs consist of direct or indirect observable market data (including quoted prices for comparable investments, evaluations of subsequent market events, interest rates, prepayment speeds, credit risk, etc.). These inputs also consist of quoted prices for identical investments initially expressed in local currencies that are adjusted through translation into U.S. dollars.

•	Level 3 valuation inputs consist of unobservable data (including a fund’s own assumptions).

The level classification is based on the lowest level input that is significant to the fair valuation measurement. The valuation inputs are not necessarily an indication of the risks associated with investing in these securities or other financial instruments. There were no significant transfers between levels during the period.

The following is a summary of the level classifications as of period end. The Schedule of Investments provides additional information on the fund’s portfolio holdings.

	Level 1	Level 2	Level 3
Assets
Investment Securities
Common Stocks	$5,122,135	$47,058	—
Exchange-Traded Funds	12,541	—	—
Temporary Cash Investments	9,194	—	—
	$5,143,870	$47,058	—

Liabilities
Other Financial Instruments
Forward Foreign Currency Exchange Contracts	—	$536	—

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7. Derivative Instruments

Foreign Currency Risk — The fund is subject to foreign currency exchange rate risk in the normal course of pursuing its investment objectives. The value of foreign investments held by a fund may be significantly affected by changes in foreign currency exchange rates. The dollar value of a foreign security generally decreases when the value of the dollar rises against the foreign currency in which the security is denominated and tends to increase when the value of the dollar declines against such foreign currency. A fund may enter into forward foreign currency exchange contracts to reduce a fund's exposure to foreign currency exchange rate fluctuations. The net U.S. dollar value of foreign currency underlying all contractual commitments held by a fund and the resulting unrealized appreciation or depreciation are determined daily. Realized gain or loss is recorded upon the termination of the contract. Net realized and unrealized gains or losses occurring during the holding period of forward foreign currency exchange contracts are a component of net realized gain (loss) on foreign currency transactions and change in net unrealized appreciation (depreciation) on translation of assets and liabilities in foreign currencies, respectively. A fund bears the risk of an unfavorable change in the foreign currency exchange rate underlying the forward contract. Additionally, losses, up to the fair value, may arise if the counterparties do not perform under the contract terms. The fund's average U.S. dollar exposure to foreign currency risk derivative instruments held during the period was $38,417.

The value of foreign currency risk derivative instruments as of December 31, 2016, is disclosed on the Statement of Assets and Liabilities as a liability of $536 in unrealized depreciation on forward foreign currency exchange contracts. For the year ended December 31, 2016, the effect of foreign currency risk derivative instruments on the Statement of Operations was $3,334 in net realized gain (loss) on foreign currency transactions and $(536) in change in net unrealized appreciation (depreciation) on translation of assets and liabilities in foreign currencies.

8. Federal Tax Information

The tax character of distributions paid during the years ended December 31, 2016 and December 31, 2015 were as follows:

	2016	2015
Distributions Paid From
Ordinary income	—	$113,876
Long-term capital gains	$20,699	$243,279

The book-basis character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. These differences reflect the differing character of certain income items and net realized gains and losses for financial statement and tax purposes, and may result in reclassification among certain capital accounts on the financial statements.

As of December 31, 2016, the federal tax cost of investments and the components of distributable earnings on a tax-basis were as follows:

Federal tax cost of investments	$4,278,144
Gross tax appreciation of investments	$982,883
Gross tax depreciation of investments	(70,099)
Net tax appreciation (depreciation) of investments	912,784
Undistributed ordinary income	$37,105
Accumulated long-term gains	$246,675

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is attributable primarily to the tax deferral of losses on wash sales.

9. Recently Issued Accounting Guidance

In October 2016, the Securities and Exchange Commission adopted new rules and forms as well as amendments to its rules and forms to modernize the reporting and disclosure of information by registered investment companies. The amendments to Regulation S-X will require standardized, enhanced disclosure about derivatives in investment company financial statements, as well as other provisions. Compliance with the amendments is effective on August 1, 2017. Management is currently evaluating the impact that adopting the amendments will have on the financial statement disclosures.

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Financial Highlights

For a Share Outstanding Throughout the Years Ended December 31 (except as noted)
Per-Share Data										Ratios and Supplemental Data
		Income From Investment Operations:			Distributions From:					Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return(2)	Operating Expenses	Operating Expenses (before expense waiver)	Net Investment Income (Loss)	Net Investment Income (Loss) (before expense waiver)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
Class I
2016	$12.76	0.09	0.46	0.55	—	(0.04)	(0.04)	$13.27	4.35%	0.85%	1.01%	0.76%	0.60%	69%	$191
2015	$13.00	0.05	0.56	0.61	(0.06)	(0.79)	(0.85)	$12.76	4.71%	0.85%	1.00%	0.44%	0.29%	69%	$183
2014	$13.25	0.05	1.43	1.48	(0.05)	(1.68)	(1.73)	$13.00	11.24%	0.93%	1.00%	0.37%	0.30%	128%	$748
2013	$10.31	0.06	2.94	3.00	(0.05)	(0.01)	(0.06)	$13.25	29.11%	1.01%	1.01%	0.49%	0.49%	122%	$672
2012	$9.12	0.07	1.17	1.24	(0.05)	—	(0.05)	$10.31	13.66%	1.01%	1.01%	0.73%	0.73%	78%	$521
Class II
2016	$12.76	0.08	0.45	0.53	—	(0.04)	(0.04)	$13.25	4.20%	1.00%	1.16%	0.61%	0.45%	69%	$5,018
2015	$13.00	0.04	0.55	0.59	(0.04)	(0.79)	(0.83)	$12.76	4.55%	1.00%	1.15%	0.29%	0.14%	69%	$5,276
2014	$13.25	0.03	1.43	1.46	(0.03)	(1.68)	(1.71)	$13.00	11.07%	1.08%	1.15%	0.22%	0.15%	128%	$5,468
2013	$10.31	0.04	2.94	2.98	(0.03)	(0.01)	(0.04)	$13.25	28.92%	1.16%	1.16%	0.34%	0.34%	122%	$4,980
2012	$9.12	0.06	1.17	1.23	(0.04)	—	(0.04)	$10.31	13.49%	1.16%	1.16%	0.58%	0.58%	78%	$1,318

Notes to Financial Highlights

(1)	Computed using average shares outstanding throughout the period.

(2)	Total returns are calculated based on the net asset value of the last business day. Total returns for periods less than one year are not annualized.
See Notes to Financial Statements.

Report of Independent Registered Public Accounting Firm

To the Board of Directors and Shareholders of American Century Variable Portfolios, Inc.:
We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of VP Growth Fund (the “Fund”), one of the funds constituting American Century Variable Portfolios, Inc., as of December 31, 2016, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.
We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2016, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of VP Growth Fund of American Century Variable Portfolios, Inc. as of December 31, 2016, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Kansas City, Missouri
February 10, 2017

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Management

The Board of Directors

The individuals listed below serve as directors of the funds. Each director will continue to serve in this capacity until death, retirement, resignation or removal from office. The board has adopted a mandatory retirement age for directors who are not “interested persons,” as that term is defined in the Investment Company Act (independent directors). Independent directors shall retire by December 31 of the year in which they reach their 75th birthday.
Mr. Thomas is an “interested person” because he currently serves as President and Chief Executive Officer of American Century Companies, Inc. (ACC), the parent company of American Century Investment Management, Inc. (ACIM or the advisor). The other directors (more than three-fourths of the total number) are independent. They are not employees, directors or officers of, and have no financial interest in, ACC or any of its wholly owned, direct or indirect, subsidiaries, including ACIM, American Century Investment Services, Inc. (ACIS) and American Century Services, LLC (ACS), and they do not have any other affiliations, positions or relationships that would cause them to be considered “interested persons” under the Investment Company Act. The directors serve in this capacity for seven (in the case of Mr. Thomas, 15) registered investment companies in the American Century Investments family of funds.
The following table presents additional information about the directors. The mailing address for each director is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Director	Other Directorships Held During Past 5 Years
Independent Directors
Barry Fink (1955)	Director	Since 2012 (independent since 2016)	Retired; Executive Vice President, ACC (2007 to 2013); President, ACS (2007 to 2013); Chief Operating Officer, ACC (2007 to 2012)	81	None
Andrea C. Hall (1945)	Director	Since 1997	Retired	81	None
Jan M. Lewis (1957)	Director	Since 2011	Retired; President and Chief Executive Officer, Catholic Charities of Northeast Kansas (human services organization) (2006 to 2013)	81	None
James A. Olson (1942)	Director and Chairman of the Board	Since 2007 (Chairman since 2014)	Member, Plaza Belmont LLC (private equity fund manager) (1999 to present)	81	Saia, Inc. (2002 to 2012) and EPR Properties (2003 to 2013)
M. Jeannine Strandjord (1945)	Director	Since 1994	Retired	81	Euronet Worldwide Inc.; MGP Ingredients, Inc.; and DST Systems Inc. (1996 to 2012)

22

Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Director	Other Directorships Held During Past 5 Years
Independent Directors
John R. Whitten (1946)	Director	Since 2008	Retired	81	Rudolph Technologies, Inc.
Stephen E. Yates (1948)	Director	Since 2012	Retired	81	None
Interested Director
Jonathan S. Thomas (1963)	Director and President	Since 2007	President and Chief Executive Officer, ACC (2007 to present). Also serves as Chief Executive Officer, ACS; Executive Vice President, ACIM; Director, ACC, ACIM and other ACC subsidiaries	126	BioMed Valley Discoveries, Inc.
The Statement of Additional Information has additional information about the fund's directors and is available without charge, upon request, by calling 1-800-378-9878.

23

Officers

The following table presents certain information about the executive officers of the funds. Each officer serves as an officer for each of the 15 investment companies in the American Century family of funds, unless otherwise noted. No officer is compensated for his or her service as an officer of the funds. The listed officers are interested persons of the funds and are appointed or re-appointed on an annual basis. The mailing address for each officer listed below is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Offices with the Funds	Principal Occupation(s) During the Past Five Years
Jonathan S. Thomas (1963)	Director and President since 2007	President and Chief Executive Officer, ACC (2007 to present). Also serves as Chief Executive Officer, ACS; Executive Vice President, ACIM; Director, ACC, ACIM and other ACC subsidiaries
Amy D. Shelton (1964)	Chief Compliance Officer and Vice President since 2014
Chief Compliance Officer, American Century funds, (2014 to present); Chief Compliance Officer, ACIM (2014 to present); Chief Compliance Officer, ACIS (2009 to present); Vice President, Client Interactions and Marketing, ACIS (2013 to 2014); Director, Client Interactions and Marketing, ACIS (2007 to 2013). Also serves as Vice President, ACIS

Charles A. Etherington (1957)	General Counsel since 2007 and Senior Vice President since 2006
Attorney, ACC (1994 to present); Vice President, ACC (2005 to present); General Counsel, ACC (2007 to present). Also serves as General Counsel, ACIM, ACS, ACIS and other ACC subsidiaries; and Senior Vice President, ACIM and ACS

C. Jean Wade (1964)	Vice President,Treasurer and Chief Financial Officer since 2012	Vice President, ACS (2000 to present)
Robert J. Leach (1966)	Vice President since 2006 and Assistant Treasurer since 2012	Vice President, ACS (2000 to present)
David H. Reinmiller (1963)	Vice President since 2000	Attorney, ACC (1994 to present); Associate General Counsel, ACC (2001 to present). Also serves as Vice President, ACIM and ACS
Ward D. Stauffer (1960)	Secretary since 2005	Attorney, ACC (2003 to present)

24

Additional Information

Proxy Voting Policies

A description of the policies that the fund's investment advisor uses in exercising the voting rights associated with the securities purchased and/or held by the fund is available without charge, upon request, by calling 1-800-378-9878. It is also available on the "About Us" page of American Century Investments’ website at americancentury.com and on the Securities and Exchange Commission’s website at sec.gov. Information regarding how the investment advisor voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the "About Us" page at americancentury.com. It is also available at sec.gov.

Quarterly Portfolio Disclosure

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Forms N-Q are available on the SEC’s website at sec.gov, and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The fund also makes its complete schedule of portfolio holdings for the most recent quarter of its fiscal year available on its website at ipro.americancentury.com (for Investment Professionals) and, upon request, by calling 1-800-378-9878.

Other Tax Information

The following information is provided pursuant to provisions of the Internal Revenue Code.

The fund hereby designates $20,699, or up to the maximum amount allowable, as long-term capital gain distributions (20% rate gain distributions) for the fiscal year ended December 31, 2016.

25

Notes

26

Notes

27

Notes

28

Contact Us	americancentury.com
Automated Information Line	1-800-345-8765
Investment Professional Service Representatives	1-800-345-6488
Telecommunications Relay Service for the Deaf	711

American Century Variable Portfolios, Inc.

Investment Advisor: American Century Investment Management, Inc. Kansas City, Missouri

This report and the statements it contains are submitted for the general information of our shareholders. The report is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

©2017 American Century Proprietary Holdings, Inc. All rights reserved. CL-ANN-91447 1702

Annual Report

December 31, 2016

VP Income & Growth Fund

Any opinions expressed in this report reflect those of the author as of the date of the report, and do not necessarily represent the opinions of American Century Investments® or any other person in the American Century Investments organization. Any such opinions are subject to change at any time based upon market or other conditions and American Century Investments disclaims any responsibility to update such opinions. These opinions may not be relied upon as investment advice and, because investment decisions made by American Century Investments funds are based on numerous factors, may not be relied upon as an indication of trading intent on behalf of any American Century Investments fund. Security examples are used for representational purposes only and are not intended as recommendations to purchase or sell securities. Performance information for comparative indices and securities is provided to American Century Investments by third party vendors. To the best of American Century Investments’ knowledge, such information is accurate at the time of printing.

Performance

Total Returns as of December 31, 2016
			Average Annual Returns
	Ticker Symbol	1 year	5 years	10 years	Inception Date
Class I	AVGIX	13.48%	13.42%	5.48%	10/30/97
S&P 500 Index	—	11.96%	14.64%	6.94%	—
Class II	AVPGX	13.20%	13.13%	5.21%	5/1/02

The performance information presented does not include charges and deductions imposed by the insurance company separate account under the variable annuity or variable life insurance contracts. The inclusion of such charges could significantly lower performance. Please refer to the insurance company separate account prospectus for a discussion of the charges related to insurance contracts.

Growth of $10,000 Over 10 Years
$10,000 investment made December 31, 2006
Performance for other share classes will vary due to differences in fee structure.

Value on December 31, 2016
Class I — $17,063

S&P 500 Index — $19,572

Total Annual Fund Operating Expenses
Class I	Class II
0.70%	0.95%

The total annual fund operating expenses shown is as stated in the fund’s prospectus current as of the date of this report. The prospectus may vary from the expense ratio shown elsewhere in this report because it is based on a different time period, includes acquired fund fees and expenses, and, if applicable, does not include fee waivers or expense reimbursements.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Total returns for periods less than one year are not annualized. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. To obtain performance data current to the most recent month end, please call 1-800-345-6488 or visit ipro.americancentury.com (for Investment Professionals). For additional information about the fund, please consult the prospectus.

2

Portfolio Commentary

Portfolio Managers: Brian Garbe and Claudia Musat

Performance Summary

VP Income & Growth returned 13.48%* for the year ended December 31, 2016, compared with the 11.96% return of its benchmark, the S&P 500 Index.

VP Income & Growth’s stock selection process incorporates factors of valuation, quality, growth, and sentiment while striving to minimize unintended risks along industries and other risk characteristics. The fund’s outperformance was due to successful stock selection results, which were enhanced by strong performance of its valuation factors. Holdings across a number of sectors aided the fund’s returns, most notably in information technology, real estate, and consumer discretionary. Conversely, investments in the energy sector and positioning among financials detracted from the fund’s results.

Semiconductors and Services Drove Information Technology Results

Overweight positions, relative to the benchmark, in a number of semiconductors and semiconductor equipment companies led the information technology sector’s relative results during the reporting period. An overweight position in Applied Materials was beneficial as the semiconductor maker beat earnings expectations in each of its quarterly reports during the year and captured market share in the chip-building arena. An overweight position in QUALCOMM also enhanced returns as the mobile chip manufacturer surpassed third-quarter estimates, ending a streak of revenue declines. The company’s stock also advanced on news of its potential acquisition of NXP Semiconductors. Strength across all factors supports our positioning in both holdings.

In the real estate sector, key contribution came from Weyerhaeuser, a real estate investment company specializing in timber and wood products, which advanced on its acquisition of an industry peer to create the largest timber company in the U.S. The company has also been selling off other assets outside of its core focus on timber products. A strong growth profile and above-average sentiment ranking make this an attractive investment. Garmin was a key driver of outperformance in the consumer discretionary sector. The GPS and wearables fitness device maker gained on several quarters of strong earnings results as demand for its wearable devices grew. We maintain our overweight position based on the holding’s strong sentiment and growth measures and above-average quality and valuation factors. Elsewhere, the fund benefited from not owning shares of specialty pharmaceutical manufacturer Allergan, which declined substantially on disappointing results and uncertainty surrounding a proposed acquisition by Pfizer. The stock’s low sentiment score continues to make it an unattractive candidate for inclusion in the portfolio.

Energy Sector Led Detractors

Underperformance in the energy sector was driven by security selection as well as by underweight positioning among oil, gas and consumable fuels companies, which generally advanced during the reporting period. The sector’s leading detractor was Noble Corp., a portfolio-only holding. The drilling contractor suffered as offshore oil-field producers continued to cut spending in response to the declining price of oil. We ultimately exited the fund’s stake in the company.

* All fund returns referenced in this commentary are for Class I shares. Performance for other share classes will vary due to differences in fee structure; when Class I performance exceeds that of the fund's benchmark, other share classes may not. See page 2 for returns for all share classes.

3

Positioning in the financials sector also pressured the fund’s gains. Most notably, an underweight position in JPMorgan Chase was detrimental after the bank stock advanced sharply at the end of 2016. Bank stocks soared after November's presidential election, likely reflecting President-elect Trump’s vow to deregulate banking and cut taxes. Our positioning is justified by weakness across the holding’s growth, quality, and sentiment profiles.

A number of leading individual detractors came from the health sector, including Gilead Sciences and AmerisourceBergen. An overweight in Gilead Sciences hindered returns as the biotechnology company’s shares moved steadily lower throughout much of the year on concerns about pricing practices at pharmaceutical and biotechnology companies. The share price decline was particularly acute when the company’s first-quarter earnings fell short of expectations. Nevertheless, we believe the company remains attractive due to its strong valuation, quality and growth profiles. AmerisourceBergen’s decline was driven by lower pricing power for the pharmaceutical sourcing and distribution services company, particularly in the generic drug segment. We subsequently sold our stake in the investment.

A Look Ahead

Our systematic investment strategy is designed to take advantage of opportunities at the individual company level. We believe this approach is the most powerful way to capitalize on market inefficiencies that lead to the mispricing of individual stocks. Our strategy is designed to provide broad U.S. equity market exposure with strong current income and exceptional risk management. As of December 31, 2016, we are overweight in the information technology sector, where we find attractive opportunities among software and services and semiconductor companies. These information technology stocks generally offer compelling earnings growth, healthy balance sheets, and positive sentiment, particularly for semiconductor firms. Materials, also a sector overweight, are benefiting from positive sentiment and quality earnings growth. The rebound in prices for precious and non-ferrous metals is driving earnings growth and share price momentum for metals and mining companies. Although underweight to the benchmark, we maintain substantial exposure to industrials, as we are able to find capital goods companies demonstrating strength across virtually all of the indicators we evaluate. The fund’s leading underweights are in financials, consumer discretionary, and utilities, which we think are challenged. Diversified financials and banks generally appear poor on both growth and sentiment measures, and have unfavorable earnings sustainability and profitability. The consumer discretionary sector sees challenges to media and retailing companies. Generally speaking, these stocks are characterized by negative sentiment and disappointing growth. Utilities continue to carry negative quality and growth readings.

4

Fund Characteristics

DECEMBER 31, 2016
Top Ten Holdings	% of net assets
Microsoft Corp.	3.4%
Apple, Inc.	3.3%
Alphabet, Inc.*	2.9%
Johnson & Johnson	2.4%
AT&T, Inc.	2.2%
Procter & Gamble Co. (The)	2.0%
Verizon Communications, Inc.	1.9%
Pfizer, Inc.	1.7%
International Business Machines Corp.	1.7%
Intel Corp.	1.7%
* Includes all classes of the issuer held by the fund.

Top Five Industries	% of net assets
Pharmaceuticals	6.2%
Semiconductors and Semiconductor Equipment	5.8%
Technology Hardware, Storage and Peripherals	5.3%
Software	5.2%
Equity Real Estate Investment Trusts (REITs)	4.3%

Types of Investments in Portfolio	% of net assets
Common Stocks	99.1%
Temporary Cash Investments	0.8%
Other Assets and Liabilities	0.1%

5

Shareholder Fee Example

Fund shareholders may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption/exchange fees; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in your fund and to compare these costs with the ongoing cost of investing in other mutual funds.

The example is based on an investment of $1,000 made at the beginning of the period and held for the entire period from July 1, 2016 to December 31, 2016.

Actual Expenses

The table provides information about actual account values and actual expenses for each class. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. First, identify the share class you own. Then simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The table also provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio of each class of your fund and an assumed rate of return of 5% per year before expenses, which is not the actual return of a fund’s share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption/exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 7/1/16	Ending Account Value 12/31/16	Expenses Paid During Period(1) 7/1/16 - 12/31/16	Annualized Expense Ratio(1)
Actual
Class I	$1,000	$1,080.90	$3.66	0.70%
Class II	$1,000	$1,079.60	$4.97	0.95%
Hypothetical
Class I	$1,000	$1,021.62	$3.56	0.70%
Class II	$1,000	$1,020.36	$4.82	0.95%

(1)
Expenses are equal to the class's annualized expense ratio listed in the table above, multiplied by the average account value over the period, multiplied by 184, the number of days in the most recent fiscal half-year, divided by 366, to reflect the one-half year period.

6

Schedule of Investments

DECEMBER 31, 2016

	Shares	Value
COMMON STOCKS — 99.1%
Aerospace and Defense — 3.3%
Boeing Co. (The)	34,341	$5,346,207
Raytheon Co.	17,750	2,520,500
United Technologies Corp.	41,669	4,567,756
		12,434,463
Automobiles — 1.0%
Ford Motor Co.	312,852	3,794,895
Banks — 4.2%
Bank of America Corp.	57,225	1,264,672
BB&T Corp.	94,597	4,447,951
Citigroup, Inc.	106,938	6,355,325
JPMorgan Chase & Co.	27,403	2,364,605
U.S. Bancorp	3,329	171,011
Wells Fargo & Co.	26,341	1,451,653
		16,055,217
Beverages — 1.6%
Coca-Cola Co. (The)	7,240	300,170
PepsiCo, Inc.	56,400	5,901,132
		6,201,302
Biotechnology — 3.8%
AbbVie, Inc.	85,020	5,323,952
Amgen, Inc.	35,493	5,189,432
Gilead Sciences, Inc.	57,685	4,130,823
		14,644,207
Capital Markets — 2.1%
Eaton Vance Corp.	63,995	2,680,111
Franklin Resources, Inc.	10,581	418,796
Morgan Stanley	42,167	1,781,556
State Street Corp.	21,972	1,707,664
Thomson Reuters Corp.	29,030	1,270,933
		7,859,060
Chemicals — 3.3%
Air Products & Chemicals, Inc.	25,093	3,608,875
Cabot Corp.	16,997	859,029
Dow Chemical Co. (The)	74,759	4,277,710
Eastman Chemical Co.	46,277	3,480,493
Monsanto Co.	4,186	440,409
		12,666,516
Commercial Services and Supplies — 0.2%
Pitney Bowes, Inc.	51,594	783,713
Communications Equipment — 1.7%
Cisco Systems, Inc.	212,295	6,415,555
Diversified Financial Services — 0.6%
Berkshire Hathaway, Inc., Class B(1)	14,894	2,427,424
Diversified Telecommunication Services — 4.1%
AT&T, Inc.	194,196	8,259,156

7

	Shares	Value
Verizon Communications, Inc.	135,438	$7,229,680
		15,488,836
Electric Utilities — 1.0%
Great Plains Energy, Inc.	24,927	681,753
PPL Corp.	94,491	3,217,419
		3,899,172
Electrical Equipment — 0.5%
Emerson Electric Co.	36,019	2,008,059
Electronic Equipment, Instruments and Components — 0.9%
TE Connectivity Ltd.	51,534	3,570,275
Energy Equipment and Services — 2.5%
Baker Hughes, Inc.	65,278	4,241,112
Helmerich & Payne, Inc.	38,703	2,995,612
Oceaneering International, Inc.	80,412	2,268,422
		9,505,146
Equity Real Estate Investment Trusts (REITs) — 4.3%
Apple Hospitality REIT, Inc.	24,008	479,680
CBL & Associates Properties, Inc.	34,620	398,130
Columbia Property Trust, Inc.	5,697	123,055
Hospitality Properties Trust	77,136	2,448,297
Lexington Realty Trust	49,073	529,988
Omega Healthcare Investors, Inc.	83,320	2,604,583
Select Income REIT	112,138	2,825,878
Senior Housing Properties Trust	53,086	1,004,918
Spirit Realty Capital, Inc.	259,031	2,813,077
Weyerhaeuser Co.	15,920	479,033
WP Carey, Inc.	49,538	2,927,200
		16,633,839
Food and Staples Retailing — 1.6%
Sysco Corp.	12,396	686,367
Wal-Mart Stores, Inc.	78,317	5,413,271
		6,099,638
Food Products — 2.3%
Campbell Soup Co.	20,833	1,259,771
General Mills, Inc.	27,260	1,683,850
Hormel Foods Corp.	84,356	2,936,432
J.M. Smucker Co. (The)	8,948	1,145,881
Kellogg Co.	23,412	1,725,699
		8,751,633
Health Care Equipment and Supplies — 2.8%
Becton Dickinson and Co.	20,365	3,371,426
Medtronic plc	67,826	4,831,246
ResMed, Inc.	35,661	2,212,765
Zimmer Biomet Holdings, Inc.	3,872	399,590
		10,815,027
Health Care Providers and Services — 0.7%
UnitedHealth Group, Inc.	17,375	2,780,695
Hotels, Restaurants and Leisure — 1.9%
Carnival Corp.	69,679	3,627,489
Darden Restaurants, Inc.	50,800	3,694,176
		7,321,665

8

	Shares	Value
Household Durables — 1.5%
Garmin Ltd.	59,656	$2,892,719
Tupperware Brands Corp.	51,345	2,701,774
		5,594,493
Household Products — 2.9%
Kimberly-Clark Corp.	32,359	3,692,809
Procter & Gamble Co. (The)	88,954	7,479,252
		11,172,061
Industrial Conglomerates — 2.0%
3M Co.	27,666	4,940,318
General Electric Co.	82,031	2,592,179
		7,532,497
Insurance — 4.0%
Aflac, Inc.	50,054	3,483,758
MetLife, Inc.	40,414	2,177,911
Principal Financial Group, Inc.	61,398	3,552,488
Prudential Financial, Inc.	38,542	4,010,681
Reinsurance Group of America, Inc.	15,974	2,010,008
		15,234,846
Internet and Direct Marketing Retail — 0.9%
Amazon.com, Inc.(1)	4,348	3,260,435
Internet Software and Services — 3.5%
Alphabet, Inc., Class A(1)	11,415	9,045,817
Alphabet, Inc., Class C(1)	2,776	2,142,572
Facebook, Inc., Class A(1)	19,336	2,224,607
		13,412,996
IT Services — 2.3%
International Business Machines Corp.	39,637	6,579,346
Western Union Co. (The)	93,698	2,035,120
		8,614,466
Leisure Products†
Mattel, Inc.	3,394	93,505
Machinery — 3.3%
Cummins, Inc.	26,127	3,570,777
Ingersoll-Rand plc	41,821	3,138,248
Parker-Hannifin Corp.	19,620	2,746,800
Timken Co. (The)	77,733	3,086,000
		12,541,825
Media — 0.9%
Comcast Corp., Class A	675	46,609
Omnicom Group, Inc.	26,685	2,271,160
Twenty-First Century Fox, Inc., Class A	36,708	1,029,292
		3,347,061
Metals and Mining — 1.6%
Nucor Corp.	52,379	3,117,598
Reliance Steel & Aluminum Co.	35,505	2,824,068
		5,941,666
Multi-Utilities — 0.8%
CenterPoint Energy, Inc.	129,309	3,186,174
Multiline Retail — 1.7%
Kohl's Corp.	57,803	2,854,312

9

	Shares	Value
Target Corp.	52,251	$3,774,090
		6,628,402
Oil, Gas and Consumable Fuels — 4.1%
Apache Corp.	12,229	776,174
Chevron Corp.	26,487	3,117,520
Exxon Mobil Corp.	47,557	4,292,495
Kinder Morgan, Inc.	176,766	3,660,824
Occidental Petroleum Corp.	53,690	3,824,339
		15,671,352
Pharmaceuticals — 6.2%
Eli Lilly & Co.	22,235	1,635,384
Johnson & Johnson	80,893	9,319,682
Merck & Co., Inc.	104,903	6,175,640
Pfizer, Inc.	204,662	6,647,422
		23,778,128
Semiconductors and Semiconductor Equipment — 5.8%
Analog Devices, Inc.	38,962	2,829,420
Applied Materials, Inc.	130,372	4,207,105
Intel Corp.	179,026	6,493,273
KLA-Tencor Corp.	3,101	243,987
Maxim Integrated Products, Inc.	14,493	558,995
QUALCOMM, Inc.	70,616	4,604,163
Texas Instruments, Inc.	42,973	3,135,740
		22,072,683
Software — 5.2%
CA, Inc.	80,525	2,558,279
Microsoft Corp.	206,855	12,853,970
Oracle Corp.	116,376	4,474,657
		19,886,906
Specialty Retail — 1.3%
American Eagle Outfitters, Inc.	98,756	1,498,129
Best Buy Co., Inc.	79,324	3,384,755
		4,882,884
Technology Hardware, Storage and Peripherals — 5.3%
Apple, Inc.	107,786	12,483,775
HP, Inc.	245,822	3,647,998
NetApp, Inc.	54,870	1,935,265
Seagate Technology plc	59,765	2,281,230
		20,348,268
Tobacco — 1.4%
Philip Morris International, Inc.	57,210	5,234,143
TOTAL COMMON STOCKS (Cost $307,157,892)		378,591,128
TEMPORARY CASH INVESTMENTS — 0.8%
Repurchase Agreement, Fixed Income Clearing Corp., (collateralized by various U.S. Treasury obligations, 3.75%, 11/15/43, valued at $1,862,020), at 0.10%, dated 12/30/16, due 1/3/17 (Delivery value $1,820,020)		1,820,000

10

	Shares	Value
State Street Institutional U.S. Government Money Market Fund, Premier Class	1,314,275	$1,314,275
TOTAL TEMPORARY CASH INVESTMENTS (Cost $3,134,275)		3,134,275
TOTAL INVESTMENT SECURITIES — 99.9% (Cost $310,292,167)		381,725,403
OTHER ASSETS AND LIABILITIES — 0.1%		385,711
TOTAL NET ASSETS — 100.0%		$382,111,114

NOTES TO SCHEDULE OF INVESTMENTS

†	Category is less than 0.05% of total net assets.

(1)	Non-income producing.

See Notes to Financial Statements.

11

Statement of Assets and Liabilities

DECEMBER 31, 2016
Assets
Investment securities, at value (cost of $310,292,167)	$381,725,403
Cash	20,719
Receivable for capital shares sold	152,158
Dividends and interest receivable	685,224
382,583,504

Liabilities
Payable for capital shares redeemed	239,075
Accrued management fees	228,404
Distribution fees payable	4,911
472,390

Net Assets	$382,111,114

Net Assets Consist of:
Capital (par value and paid-in surplus)	$303,792,409
Undistributed net investment income	216,027
Undistributed net realized gain	6,669,442
Net unrealized appreciation	71,433,236
$382,111,114

	Net Assets	Shares Outstanding	Net Asset Value Per Share
Class I, $0.01 Par Value	$358,600,174	38,476,397	$9.32
Class II, $0.01 Par Value	$23,510,940	2,521,778	$9.32

See Notes to Financial Statements.

12

Statement of Operations

YEAR ENDED DECEMBER 31, 2016
Investment Income (Loss)
Income:
Dividends (net of foreign taxes withheld of $12,732)	$11,361,802
Interest	3,993
11,365,795

Expenses:
Management fees	2,586,347
Distribution fees - Class II	48,703
Directors' fees and expenses	12,233
Other expenses	165
2,647,448

Net investment income (loss)	8,718,347

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment transactions	9,159,287
Foreign currency transactions	(148)
9,159,139

Change in net unrealized appreciation (depreciation) on investments	29,182,907

Net realized and unrealized gain (loss)	38,342,046

Net Increase (Decrease) in Net Assets Resulting from Operations	$47,060,393

See Notes to Financial Statements.

13

Statement of Changes in Net Assets

YEARS ENDED DECEMBER 31, 2016 AND DECEMBER 31, 2015
Increase (Decrease) in Net Assets	December 31, 2016	December 31, 2015
Operations
Net investment income (loss)	$8,718,347	$7,817,569
Net realized gain (loss)	9,159,139	6,480,304
Change in net unrealized appreciation (depreciation)	29,182,907	(37,542,637)
Net increase (decrease) in net assets resulting from operations	47,060,393	(23,244,764)

Distributions to Shareholders
From net investment income:
Class I	(8,297,569)	(7,309,373)
Class II	(422,859)	(353,226)
Class III	—	(106,090)
From net realized gains:
Class I	(6,606,145)	(26,343,211)
Class II	(336,000)	(1,694,161)
Class III	—	(956,534)
Decrease in net assets from distributions	(15,662,573)	(36,762,595)

Capital Share Transactions
Net increase (decrease) in net assets from capital share transactions (Note 5)	(15,849,878)	50,426,946

Redemption Fees
Increase in net assets from redemption fees	—	2,958

Net increase (decrease) in net assets	15,547,942	(9,577,455)

Net Assets
Beginning of period	366,563,172	376,140,627
End of period	$382,111,114	$366,563,172

Undistributed net investment income	$216,027	$291,632

See Notes to Financial Statements.

14

Notes to Financial Statements

DECEMBER 31, 2016

1. Organization

American Century Variable Portfolios, Inc. (the corporation) is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company and is organized as a Maryland corporation. VP Income & Growth Fund (the fund) is one fund in a series issued by the corporation. The fund’s investment objective is to seek capital growth by investing in common stocks. Income is a secondary objective.

The fund offers Class I and Class II. The share classes differ principally in their respective distribution and shareholder servicing expenses and arrangements. On August 7, 2015, there were no outstanding Class III shares and the fund discontinued offering Class III.

2. Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the fund in preparation of its financial statements. The fund is an investment company and follows accounting and reporting guidance in accordance with accounting principles generally accepted in the United States of America. This may require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from these estimates. Management evaluated the impact of events or transactions occurring through the date the financial statements were issued that would merit recognition or disclosure.

Investment Valuations — The fund determines the fair value of its investments and computes its net asset value per share at the close of regular trading (usually 4 p.m. Eastern time) on the New York Stock Exchange (NYSE) on each day the NYSE is open. The Board of Directors has adopted valuation policies and procedures to guide the investment advisor in the fund’s investment valuation process and to provide methodologies for the oversight of the fund’s pricing function.

Equity securities that are listed or traded on a domestic securities exchange are valued at the last reported sales price or at the official closing price as provided by the exchange. Equity securities traded on foreign securities exchanges are generally valued at the closing price of such securities on the exchange where primarily traded or at the close of the NYSE, if that is earlier. If no last sales price is reported, or if local convention or regulation so provides, the mean of the latest bid and asked prices may be used. Securities traded over-the-counter are valued at the mean of the latest bid and asked prices, the last sales price, or the official closing price. Equity securities initially expressed in local currencies are translated into U.S. dollars at the mean of the appropriate currency exchange rate at the close of the NYSE as provided by an independent pricing service.

Open-end management investment companies are valued at the reported net asset value per share. Repurchase agreements are valued at cost, which approximates fair value.

If the fund determines that the market price for an investment is not readily available or the valuation methods mentioned above do not reflect an investment’s fair value, such investment is valued as determined in good faith by the Board of Directors or its delegate, in accordance with policies and procedures adopted by the Board of Directors. In its determination of fair value, the fund may review several factors including, but not limited to, market information regarding the specific investment or comparable investments and correlation with other investment types, futures indices or general market indicators. Circumstances that may cause the fund to use these procedures to value an investment include, but are not limited to: an investment has been declared in default or is distressed; trading in a security has been suspended during the trading day or a security is not actively trading on its principal exchange; prices received from a regular pricing source are deemed unreliable; or there is a foreign market holiday and no trading occurred.

The fund monitors for significant events occurring after the close of an investment’s primary exchange but before the fund’s net asset value per share is determined. Significant events may include, but are not limited to: corporate announcements and transactions; governmental action and political unrest that could impact a specific investment or an investment sector; or armed conflicts, natural disasters and similar events that could affect investments in a specific country or region. The fund also monitors for significant fluctuations between domestic and foreign markets, as evidenced by the U.S. market or such other indicators that the Board of Directors, or its delegate, deems appropriate. If significant fluctuations in foreign markets are identified, the

15

fund may apply a model-derived factor to the closing price of equity securities traded on foreign securities exchanges. The factor is based on observable market data as provided by an independent pricing service.

Security Transactions — Security transactions are accounted for as of the trade date. Net realized gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes.

Investment Income — Dividend income less foreign taxes withheld, if any, is recorded as of the ex-dividend date. Distributions received on securities that represent a return of capital or long-term capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The fund may estimate the components of distributions received that may be considered nontaxable distributions or long-term capital gain distributions for income tax purposes. Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums.
Foreign Currency Translations — All assets and liabilities initially expressed in foreign currencies are translated into U.S. dollars at prevailing exchange rates at period end. The fund may enter into spot foreign currency exchange contracts to facilitate transactions denominated in a foreign currency. Purchases and sales of investment securities, dividend and interest income, spot foreign currency exchange contracts, and expenses are translated at the rates of exchange prevailing on the respective dates of such transactions. Net realized and unrealized foreign currency exchange gains or losses related to investment securities are a component of net realized gain (loss) on investment transactions and change in net unrealized appreciation (depreciation) on investments, respectively.

Repurchase Agreements — The fund may enter into repurchase agreements with institutions that American Century Investment Management, Inc. (ACIM) (the investment advisor) has determined are creditworthy pursuant to criteria adopted by the Board of Directors. The fund requires that the collateral, represented by securities, received in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the fund to obtain those securities in the event of a default under the repurchase agreement. ACIM monitors, on a daily basis, the securities transferred to ensure the value, including accrued interest, of the securities under each repurchase agreement is equal to or greater than amounts owed to the fund under each repurchase agreement.

Joint Trading Account — Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the fund, along with certain other funds in the American Century Investments family of funds, may transfer uninvested cash balances into a joint trading account. These balances are invested in one or more repurchase agreements that are collateralized by U.S. Treasury or Agency obligations.

Income Tax Status — It is the fund’s policy to distribute substantially all net investment income and net realized gains to shareholders and to otherwise qualify as a regulated investment company under provisions of the Internal Revenue Code. Accordingly, no provision has been made for income taxes. The fund files U.S. federal, state, local and non-U.S. tax returns as applicable. The fund's tax returns are subject to examination by the relevant taxing authority until expiration of the applicable statute of limitations, which is generally three years from the date of filing but can be longer in certain jurisdictions. At this time, management believes there are no uncertain tax positions which, based on their technical merit, would not be sustained upon examination and for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Multiple Class — All shares of the fund represent an equal pro rata interest in the net assets of the class to which such shares belong, and have identical voting, dividend, liquidation and other rights and the same terms and conditions, except for class specific expenses and exclusive rights to vote on matters affecting only individual classes. Income, non-class specific expenses, and realized and unrealized capital gains and losses of the fund are allocated to each class of shares based on their relative net assets.

Distributions to Shareholders — Distributions from net investment income, if any, are generally declared and paid quarterly. Distributions from net realized gains, if any, are generally declared and paid annually.

Redemption Fees — Prior to August 7, 2015, the fund may have imposed a 1.00% redemption fee on shares held less than 60 days. The fee was not applicable to all classes. The redemption fee was retained by the fund to help cover transaction costs that long-term investors may bear when the fund sells securities to meet investor redemptions.

Indemnifications — Under the corporation’s organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the fund. In addition, in the normal course of business, the fund enters into contracts that provide general indemnifications. The

16

maximum exposure under these arrangements is unknown as this would involve future claims that may be made against a fund. The risk of material loss from such claims is considered by management to be remote.

3. Fees and Transactions with Related Parties

Certain officers and directors of the corporation are also officers and/or directors of American Century Companies, Inc. (ACC). The corporation’s investment advisor, ACIM, the corporation's distributor, American Century Investment Services, Inc. (ACIS), and the corporation’s transfer agent, American Century Services, LLC, are wholly owned, directly or indirectly, by ACC.

Management Fees — The corporation has entered into a management agreement with ACIM, under which ACIM provides the fund with investment advisory and management services in exchange for a single, unified management fee (the fee) per class. The agreement provides that all expenses of managing and operating the fund, except distribution fees, brokerage expenses, taxes, interest, fees and expenses of the independent directors (including legal counsel fees), and extraordinary expenses, will be paid by ACIM. The fee is computed and accrued daily based on each class’s daily net assets and paid monthly in arrears. The rate of the fee is determined by applying a fee rate calculation formula. This formula takes into account the fund’s assets as well as certain assets, if any, of other clients of the investment advisor outside the American Century Investments family of funds (such as subadvised funds and separate accounts) that have very similar investment teams and investment strategies (strategy assets). The annual management fee schedule ranges from 0.65% to 0.70% for Class I and Class II. The effective annual management fee for each class for the year ended December 31, 2016 was 0.70%.

Distribution Fees — The Board of Directors has adopted the Master Distribution Plan (the plan) for Class II, pursuant to Rule 12b-1 of the 1940 Act. The plan provides that Class II will pay ACIS an annual distribution fee equal to 0.25%. The fee is computed and accrued daily based on the Class II daily net assets and paid monthly in arrears. The distribution fee provides compensation for expenses incurred in connection with distributing shares of Class II including, but not limited to, payments to brokers, dealers, and financial institutions that have entered into sales agreements with respect to shares of the fund. Fees incurred under the plan during the year ended December 31, 2016 are detailed in the Statement of Operations.

Directors' Fees and Expenses — The Board of Directors is responsible for overseeing the investment advisor’s management and operations of the fund. The directors receive detailed information about the fund and its investment advisor regularly throughout the year, and meet at least quarterly with management of the investment advisor to review reports about fund operations. The fund’s officers do not receive compensation from the fund.

Interfund Transactions — The fund may enter into security transactions with other American Century Investments funds and other client accounts of the investment advisor, in accordance with the 1940 Act rules and procedures adopted by the Board of Directors. The rules and procedures require, among other things, that these transactions be effected at the independent current market price of the security. During the period, the interfund purchases and sales were $894,851 and $531,652, respectively. The effect of interfund transactions on the Statement of Operations was $55,200 in net realized gain (loss) on investment transactions.

4. Investment Transactions

Purchases and sales of investment securities, excluding short-term investments, for the year ended December 31, 2016 were $286,939,126 and $305,246,770, respectively.

17

5. Capital Share Transactions

Transactions in shares of the fund were as follows:

	Year ended December 31, 2016		Year ended December 31, 2015
	Shares	Amount	Shares	Amount
Class I/Shares Authorized	300,000,000		300,000,000
Sold	3,094,078	$27,090,177	10,384,300	$95,042,924
Issued in reinvestment of distributions	1,712,530	14,903,714	3,683,630	33,652,584
Redeemed	(7,090,630)	(62,319,983)	(7,139,508)	(66,111,803)
	(2,284,022)	(20,326,092)	6,928,422	62,583,705
Class II/Shares Authorized	50,000,000		50,000,000
Sold	1,215,900	10,853,376	737,478	6,961,390
Issued in reinvestment of distributions	87,018	758,859	223,332	2,047,387
Redeemed	(813,712)	(7,136,021)	(1,008,171)	(9,433,274)
	489,206	4,476,214	(47,361)	(424,497)
Class III/Shares Authorized	50,000,000		50,000,000
Sold			137,812	1,350,929
Issued in reinvestment of distributions			114,856	1,062,624
Redeemed			(1,540,981)	(14,145,815)
			(1,288,313)	(11,732,262)
Net increase (decrease)	(1,794,816)	$(15,849,878)	5,592,748	$50,426,946

6. Fair Value Measurements

The fund’s investments valuation process is based on several considerations and may use multiple inputs to determine the fair value of the investments held by the fund. In conformity with accounting principles generally accepted in the United States of America, the inputs used to determine a valuation are classified into three broad levels.

•	Level 1 valuation inputs consist of unadjusted quoted prices in an active market for identical investments.

•
Level 2 valuation inputs consist of direct or indirect observable market data (including quoted prices for comparable investments, evaluations of subsequent market events, interest rates, prepayment speeds, credit risk, etc.). These inputs also consist of quoted prices for identical investments initially expressed in local currencies that are adjusted through translation into U.S. dollars.

•	Level 3 valuation inputs consist of unobservable data (including a fund’s own assumptions).

The level classification is based on the lowest level input that is significant to the fair valuation measurement. The valuation inputs are not necessarily an indication of the risks associated with investing in these securities or other financial instruments. There were no significant transfers between levels during the period.

The following is a summary of the level classifications as of period end. The Schedule of Investments provides additional information on the fund’s portfolio holdings.

	Level 1	Level 2	Level 3
Assets
Investment Securities
Common Stocks	$378,591,128	—	—
Temporary Cash Investments	1,314,275	$1,820,000	—
	$379,905,403	$1,820,000	—

18

7. Federal Tax Information

The tax character of distributions paid during the years ended December 31, 2016 and December 31, 2015 were as follows:

	2016	2015
Distributions Paid From
Ordinary income	$8,720,428	$16,096,094
Long-term capital gains	$6,942,145	$20,666,501

The book-basis character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. These differences reflect the differing character of certain income items and net realized gains and losses for financial statement and tax purposes, and may result in reclassification among certain capital accounts on the financial statements.

As of December 31, 2016, the federal tax cost of investments and the components of distributable earnings on a tax-basis were as follows:

Federal tax cost of investments	$312,549,975
Gross tax appreciation of investments	$76,931,577
Gross tax depreciation of investments	(7,756,149)
Net tax appreciation (depreciation) of investments	$69,175,428
Undistributed ordinary income	$2,487,200
Accumulated long-term gains	$6,656,077

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is attributable primarily to the tax deferral of losses on wash sales.

8. Recently Issued Accounting Guidance

In October 2016, the Securities and Exchange Commission adopted new rules and forms as well as amendments to its rules and forms to modernize the reporting and disclosure of information by registered investment companies. The amendments to Regulation S-X will require standardized, enhanced disclosure about derivatives in investment company financial statements, as well as other provisions. Compliance with the amendments is effective on August 1, 2017. Management is currently evaluating the impact that adopting the amendments will have on the financial statement disclosures.

19

Financial Highlights

For a Share Outstanding Throughout the Years Ended December 31 (except as noted)
Per-Share Data										Ratios and Supplemental Data
		Income From Investment Operations:			Distributions From:					Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return(2)	Operating Expenses	Net Investment Income (Loss)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
Class I
2016	$8.57	0.21	0.91	1.12	(0.21)	(0.16)	(0.37)	$9.32	13.48%	0.70%	2.38%	78%	$358,600
2015	$10.11	0.19	(0.71)	(0.52)	(0.19)	(0.83)	(1.02)	$8.57	(5.62)%	0.70%	2.14%	88%	$349,147
2014	$9.17	0.20	0.94	1.14	(0.20)	—	(0.20)	$10.11	12.50%	0.70%	2.13%	77%	$342,075
2013	$6.90	0.18	2.27	2.45	(0.18)	—	(0.18)	$9.17	35.82%	0.70%	2.28%	73%	$271,368
2012	$6.14	0.14	0.76	0.90	(0.14)	—	(0.14)	$6.90	14.74%	0.70%	2.08%	66%	$221,515
Class II
2016	$8.57	0.18	0.92	1.10	(0.19)	(0.16)	(0.35)	$9.32	13.20%	0.95%	2.13%	78%	$23,511
2015	$10.11	0.17	(0.71)	(0.54)	(0.17)	(0.83)	(1.00)	$8.57	(5.95)%	0.95%	1.89%	88%	$17,417
2014	$9.17	0.18	0.93	1.11	(0.17)	—	(0.17)	$10.11	12.33%	0.95%	1.88%	77%	$21,038
2013	$6.90	0.17	2.26	2.43	(0.16)	—	(0.16)	$9.17	35.48%	0.95%	2.03%	73%	$19,095
2012	$6.14	0.12	0.77	0.89	(0.13)	—	(0.13)	$6.90	14.46%	0.95%	1.83%	66%	$13,960

Notes to Financial Highlights

(1)	Computed using average shares outstanding throughout the period.

(2)	Total returns are calculated based on the net asset value of the last business day. Total returns for periods less than one year are not annualized.

See Notes to Financial Statements.

Report of Independent Registered Public Accounting Firm

To the Board of Directors and Shareholders of American Century Variable Portfolios, Inc.:
We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of VP Income & Growth Fund (the “Fund”), one of the funds constituting American Century Variable Portfolios, Inc., as of December 31, 2016, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.
We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2016, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of VP Income & Growth Fund of American Century Variable Portfolios, Inc. as of December 31, 2016, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Kansas City, Missouri
February 10, 2017

21

Management

The Board of Directors

The individuals listed below serve as directors of the funds. Each director will continue to serve in this capacity until death, retirement, resignation or removal from office. The board has adopted a mandatory retirement age for directors who are not “interested persons,” as that term is defined in the Investment Company Act (independent directors). Independent directors shall retire by December 31 of the year in which they reach their 75th birthday.
Mr. Thomas is an “interested person” because he currently serves as President and Chief Executive Officer of American Century Companies, Inc. (ACC), the parent company of American Century Investment Management, Inc. (ACIM or the advisor). The other directors (more than three-fourths of the total number) are independent. They are not employees, directors or officers of, and have no financial interest in, ACC or any of its wholly owned, direct or indirect, subsidiaries, including ACIM, American Century Investment Services, Inc. (ACIS) and American Century Services, LLC (ACS), and they do not have any other affiliations, positions or relationships that would cause them to be considered “interested persons” under the Investment Company Act. The directors serve in this capacity for seven (in the case of Mr. Thomas, 15) registered investment companies in the American Century Investments family of funds.
The following table presents additional information about the directors. The mailing address for each director is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Director	Other Directorships Held During Past 5 Years
Independent Directors
Barry Fink (1955)	Director	Since 2012 (independent since 2016)	Retired; Executive Vice President, ACC (2007 to 2013); President, ACS (2007 to 2013); Chief Operating Officer, ACC (2007 to 2012)	81	None
Andrea C. Hall (1945)	Director	Since 1997	Retired	81	None
Jan M. Lewis (1957)	Director	Since 2011	Retired; President and Chief Executive Officer, Catholic Charities of Northeast Kansas (human services organization) (2006 to 2013)	81	None
James A. Olson (1942)	Director and Chairman of the Board	Since 2007 (Chairman since 2014)	Member, Plaza Belmont LLC (private equity fund manager) (1999 to present)	81	Saia, Inc. (2002 to 2012) and EPR Properties (2003 to 2013)
M. Jeannine Strandjord (1945)	Director	Since 1994	Retired	81	Euronet Worldwide Inc.; MGP Ingredients, Inc.; and DST Systems Inc. (1996 to 2012)

22

Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Director	Other Directorships Held During Past 5 Years
Independent Directors
John R. Whitten (1946)	Director	Since 2008	Retired	81	Rudolph Technologies, Inc.
Stephen E. Yates (1948)	Director	Since 2012	Retired	81	None
Interested Director
Jonathan S. Thomas (1963)	Director and President	Since 2007	President and Chief Executive Officer, ACC (2007 to present). Also serves as Chief Executive Officer, ACS; Executive Vice President, ACIM; Director, ACC, ACIM and other ACC subsidiaries	126	BioMed Valley Discoveries, Inc.
The Statement of Additional Information has additional information about the fund's directors and is available without charge, upon request, by calling 1-800-378-9878.

23

Officers

The following table presents certain information about the executive officers of the funds. Each officer serves as an officer for each of the 15 investment companies in the American Century family of funds, unless otherwise noted. No officer is compensated for his or her service as an officer of the funds. The listed officers are interested persons of the funds and are appointed or re-appointed on an annual basis. The mailing address for each officer listed below is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Offices with the Funds	Principal Occupation(s) During the Past Five Years
Jonathan S. Thomas (1963)	Director and President since 2007	President and Chief Executive Officer, ACC (2007 to present). Also serves as Chief Executive Officer, ACS; Executive Vice President, ACIM; Director, ACC, ACIM and other ACC subsidiaries
Amy D. Shelton (1964)	Chief Compliance Officer and Vice President since 2014
Chief Compliance Officer, American Century funds, (2014 to present); Chief Compliance Officer, ACIM (2014 to present); Chief Compliance Officer, ACIS (2009 to present); Vice President, Client Interactions and Marketing, ACIS (2013 to 2014); Director, Client Interactions and Marketing, ACIS (2007 to 2013). Also serves as Vice President, ACIS

Charles A. Etherington (1957)	General Counsel since 2007 and Senior Vice President since 2006
Attorney, ACC (1994 to present); Vice President, ACC (2005 to present); General Counsel, ACC (2007 to present). Also serves as General Counsel, ACIM, ACS, ACIS and other ACC subsidiaries; and Senior Vice President, ACIM and ACS

C. Jean Wade (1964)	Vice President,Treasurer and Chief Financial Officer since 2012	Vice President, ACS (2000 to present)
Robert J. Leach (1966)	Vice President since 2006 and Assistant Treasurer since 2012	Vice President, ACS (2000 to present)
David H. Reinmiller (1963)	Vice President since 2000	Attorney, ACC (1994 to present); Associate General Counsel, ACC (2001 to present). Also serves as Vice President, ACIM and ACS
Ward D. Stauffer (1960)	Secretary since 2005	Attorney, ACC (2003 to present)

24

Additional Information

Proxy Voting Policies

A description of the policies that the fund's investment advisor uses in exercising the voting rights associated with the securities purchased and/or held by the fund is available without charge, upon request, by calling 1-800-378-9878. It is also available on the "About Us" page of American Century Investments’ website at americancentury.com and on the Securities and Exchange Commission’s website at sec.gov. Information regarding how the investment advisor voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the "About Us" page at americancentury.com. It is also available at sec.gov.

Quarterly Portfolio Disclosure

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Forms N-Q are available on the SEC’s website at sec.gov, and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The fund also makes its complete schedule of portfolio holdings for the most recent quarter of its fiscal year available on its website at ipro.americancentury.com (for Investment Professionals) and, upon request, by calling 1-800-378-9878.

Other Tax Information

The following information is provided pursuant to provisions of the Internal Revenue Code.

For corporate taxpayers, the fund hereby designates $8,720,428, or up to the maximum amount allowable, of ordinary income distributions paid during the fiscal year ended December 31, 2016 as qualified for the corporate dividends received deduction.

The fund hereby designates $6,942,145, or up to the maximum amount allowable, as long-term capital gain distributions (20% rate gain distributions) for the fiscal year ended December 31, 2016.

25

Notes

26

Notes

27

Notes

28

Contact Us	americancentury.com
Automated Information Line	1-800-345-8765
Investment Professional Service Representatives	1-800-345-6488
Telecommunications Relay Service for the Deaf	711

American Century Variable Portfolios, Inc.

Investment Advisor: American Century Investment Management, Inc. Kansas City, Missouri

This report and the statements it contains are submitted for the general information of our shareholders. The report is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

©2017 American Century Proprietary Holdings, Inc. All rights reserved. CL-ANN-91438 1702

Annual Report

December 31, 2016

VP International Fund

31

32

Any opinions expressed in this report reflect those of the author as of the date of the report, and do not necessarily represent the opinions of American Century Investments® or any other person in the American Century Investments organization. Any such opinions are subject to change at any time based upon market or other conditions and American Century Investments disclaims any responsibility to update such opinions. These opinions may not be relied upon as investment advice and, because investment decisions made by American Century Investments funds are based on numerous factors, may not be relied upon as an indication of trading intent on behalf of any American Century Investments fund. Security examples are used for representational purposes only and are not intended as recommendations to purchase or sell securities. Performance information for comparative indices and securities is provided to American Century Investments by third party vendors. To the best of American Century Investments’ knowledge, such information is accurate at the time of printing.

Performance

Total Returns as of December 31, 2016
			Average Annual Returns
	Ticker Symbol	1 year	5 years	10 years	Inception Date
Class I	AVIIX	-5.50%	5.93%	1.48%	5/1/94
MSCI EAFE Index	—	1.00%	6.53%	0.75%	—
MSCI EAFE Growth Index	—	-3.04%	6.67%	1.64%	—
Class II	ANVPX	-5.55%	5.78%	1.34%	8/15/01
Fund returns would have been lower if a portion of the fees had not been waived.

The performance information presented does not include charges and deductions imposed by the insurance company separate account under the variable annuity or variable life insurance contracts. The inclusion of such charges could significantly lower performance. Please refer to the insurance company separate account prospectus for a discussion of the charges related to insurance contracts.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Total returns for periods less than one year are not annualized. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. To obtain performance data current to the most recent month end, please call 1-800-345-6488 or visit ipro.americancentury.com (for Investment Professionals). For additional information about the fund, please consult the prospectus.

2

Growth of $10,000 Over 10 Years
$10,000 investment made December 31, 2006
Performance for other share classes will vary due to differences in fee structure.

Value on December 31, 2016
Class I — $11,587

MSCI EAFE Index — $10,775

MSCI EAFE Growth Index — $11,763

Ending value of Class I would have been lower if a portion of the fees had not been waived.

Total Annual Fund Operating Expenses
Class I	Class II
1.33%	1.48%

The total annual fund operating expenses shown is as stated in the fund’s prospectus current as of the date of this report. The prospectus may vary from the expense ratio shown elsewhere in this report because it is based on a different time period, includes acquired fund fees and expenses, and, if applicable, does not include fee waivers or expense reimbursements.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Total returns for periods less than one year are not annualized. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. To obtain performance data current to the most recent month end, please call 1-800-345-6488 or visit ipro.americancentury.com (for Investment Professionals). For additional information about the fund, please consult the prospectus.

3

Portfolio Commentary

Portfolio Manager: Raj Gandhi and James Gendelman

Performance Summary

VP International declined -5.50%* for the 12 months ended December 31, 2016. The portfolio’s benchmark, the MSCI EAFE Index, gained 1.00% for the same period.

Non-U.S. developed market stocks delivered slight increases during the 12-month period, sharply lagging returns provided by U.S.-based equities. Among non-U.S. developed stock markets, Japan fared the best, delivering a modest gain; equities based in Europe posted slight losses; and those based in the Far East lagged.

In 2016, the market was dominated by an unprecedented number of exogenous events, including abrupt changes to Federal Reserve (Fed) policy, terrorist events, Brexit, the U.S. presidential election, and the Italian referendum. Reversing a performance trend spanning several years, value dramatically outperformed growth in 2016. This was a significant challenge, as secular growth companies with higher earnings multiples were punished even though their fundamentals were unchanged. The scarcity of growth around the globe led to a continuation of central bank policy characterized by abnormally low interest rates, which drove uncertainty and volatility for stocks and helped more defensive securities outperform. The degree of intra-stock correlation increased. As a result, the market has not been differentiating among securities based on earnings or fundamentals. Currency volatility was high, causing currency effects to have a larger-than-normal impact on relative returns. These forces created spikes in volatility, major shifts in sentiment, and sector rotation.

In addition, the uncertainty associated with the U.K.’s late-June Brexit vote triggered a sharp market correction that spilled into the beginning of the third quarter, with most equity markets continuing to decline. Subsequently, a combination of better-than-expected earnings and the realization that the aftermath of Brexit would not be as bad as originally feared, led to a rerating of stocks and a market turnaround. The surprise U.S. election outcome was also particularly impactful, producing abrupt changes in direction and severe sector rotation as investors sought out potential beneficiaries of Donald Trump’s goals of cutting corporate taxes, increasing infrastructure spending, and reducing government regulation.

Overall, the fund lagged its benchmark, primarily due to stock selection in the financials, consumer staples, and information technology sectors. Regionally, stock selection in the U.K. and Japan contributed to the fund’s underperformance.

Italian Bank Was a Top Detractor

Among individual detractors to performance in financials was Italy-based bank Intesa Sanpaolo, which declined due to concerns over weakness in the Italian banking sector and the fear that regulators would continue to force them to contribute to a fund to help save the lower-quality banks. Ongoing concerns about the negative interest rate environment in Europe on net interest margins also weighed heavily on the stock. Although we continue to view Intesa Sanpaolo as one of the highest-quality banks in Italy, with a strong capital ratio and continued strong loan growth, persistent pressure on the stock due to worries over Italian banks in general convinced us to sell the position.

*All fund returns referenced in this commentary are for Class I shares. Fund returns would have been lower if a portion of the fees had not been waived. Performance for other share classes will vary due to differences in fee structure; when Class I performance exceeds that of the fund's benchmark, other share classes may not. See page 2 for returns for all share classes.

4

In information technology, shares of Worldpay Group, a U.K.-based payment processor, were weak as due to concerns about Brexit and the weakness of the British pound. The company continues to post strong results, and consumer spending trends in the U.S. and the U.K., where the company has its biggest presence, continue to be strong. Another laggard was found in consumer staples where shares of Japan-based snack foods company Calbee underperformed due to the negative impact of the potato shortage in Japan on potato chip sales. Concerns related to the delay of its U.S. manufacturing plant also hurt returns.

Consumer Discretionary Sector Was Main Contributor

Strong stock selection in consumer discretionary benefited performance. Regionally, stock selection in Sweden and Norway and portfolio-only positions in China aided results. Germany-based Adidas added value, as the shares delivered strong returns in the second and third quarters. Resurgent strength in the Adidas brand in both sports and fashion contributed to better-than-expected financial results in May. The athletic shoe and apparel manufacturer is seeing positive results from restructuring efforts put in place by its new CEO. In particular, margins have improved. The company is also benefiting from soccer’s increased popularity.

Another standout performer was Tencent Holdings, a social media and online gaming company headquartered in China. A continued shift in global advertising spending away from traditional media, such as television and newspapers, to online and mobile has boosted Tencent’s advertising revenues and enabled it to deliver consistently strong financial results. The company has more than 1.5 billion active users and continues to attract more. Another positive trend for Tencent is the transition of games from PC to mobile.

Outlook

Portfolio positioning remains a function of bottom-up stock selection. Selection of stocks exhibiting improving and strong, sustainable growth that, based on inflecting earnings, is not well represented in either consensus or the stock price helps us identify market trends. In consumer discretionary, we continue to find opportunities in companies that have positioned themselves to profit from the ongoing shift in consumer behavior from offline to online commerce. Similarly, in information technology, we also favor those companies that are benefiting from the proliferation of smartphones and the subsequent expansion of content-driven applications and digital advertising development. We maintain the portfolio’s underweight position, relative to the benchmark, in the financials sector, but have added slightly to our positions in the sector as we believe the steepening of the yield curve should lead to improved net interest margins. Our process has identified improvement in the materials sector driven by stabilization of the supply/demand balance, better pricing, and a stronger outlook for residential construction in both Europe and the U.S.

5

Fund Characteristics

DECEMBER 31, 2016
Top Ten Holdings	% of net assets
Roche Holding AG	2.3%
AIA Group Ltd.	1.9%
Shire plc	1.8%
CRH plc	1.8%
British American Tobacco plc	1.7%
TOTAL SA	1.7%
Rio Tinto plc	1.6%
BNP Paribas SA	1.6%
Kering	1.6%
SAP SE	1.6%

Types of Investments in Portfolio	% of net assets
Common Stocks	98.2%
Temporary Cash Investments	1.5%
Other Assets and Liabilities	0.3%

Investments by Country	% of net assets
United Kingdom	20.8%
France	15.8%
Japan	14.7%
Germany	8.2%
Switzerland	4.5%
Ireland	3.0%
China	2.9%
Hong Kong	2.8%
Denmark	2.7%
Sweden	2.6%
Australia	2.5%
Netherlands	2.3%
Belgium	2.2%
Other Countries	13.2%
Cash and Equivalents*	1.8%
*Includes temporary cash investments and other assets and liabilities.

6

Shareholder Fee Example

Fund shareholders may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption/exchange fees; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in your fund and to compare these costs with the ongoing cost of investing in other mutual funds.

The example is based on an investment of $1,000 made at the beginning of the period and held for the entire period from July 1, 2016 to December 31, 2016.

Actual Expenses

The table provides information about actual account values and actual expenses for each class. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. First, identify the share class you own. Then simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The table also provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio of each class of your fund and an assumed rate of return of 5% per year before expenses, which is not the actual return of a fund’s share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption/exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 7/1/16	Ending Account Value 12/31/16	Expenses Paid During Period(1) 7/1/16 - 12/31/16	Annualized Expense Ratio(1)
Actual
Class I (after waiver)	$1,000	$1,000.00	$5.68	1.13%
Class I (before waiver)	$1,000	$1,000.00(2)	$6.84	1.36%
Class II (after waiver)	$1,000	$1,000.00	$6.43	1.28%
Class II (before waiver)	$1,000	$1,000.00(2)	$7.59	1.51%
Hypothetical
Class I (after waiver)	$1,000	$1,019.46	$5.74	1.13%
Class I (before waiver)	$1,000	$1,018.30	$6.90	1.36%
Class II (after waiver)	$1,000	$1,018.70	$6.50	1.28%
Class II (before waiver)	$1,000	$1,017.55	$7.66	1.51%

(1)
Expenses are equal to the class's annualized expense ratio listed in the table above, multiplied by the average account value over the period, multiplied by 184, the number of days in the most recent fiscal half-year, divided by 366, to reflect the one-half year period.

(2)	Ending account value assumes the return earned after waiver and would have been lower if a portion of the fees had not been waived.

7

Schedule of Investments

DECEMBER 31, 2016

	Shares	Value
COMMON STOCKS — 98.2%
Australia — 2.5%
CSL Ltd.	15,040	$1,086,491
Fortescue Metals Group Ltd.	529,510	2,236,002
Treasury Wine Estates Ltd.	212,880	1,638,015
		4,960,508
Austria — 1.0%
Erste Group Bank AG	68,060	1,992,706
Belgium — 2.2%
KBC Group NV	48,260	2,987,216
UCB SA	20,920	1,339,047
		4,326,263
Canada — 1.1%
Alimentation Couche-Tard, Inc., B Shares	46,450	2,106,190
China — 2.9%
Alibaba Group Holding Ltd. ADR(1)	30,490	2,677,327
Tencent Holdings Ltd.	125,500	3,045,907
		5,723,234
Denmark — 2.7%
AP Moeller - Maersk A/S, B Shares	540	859,201
DSV A/S	46,020	2,047,361
Pandora A/S	18,480	2,413,711
		5,320,273
France — 15.8%
ArcelorMittal(1)	346,020	2,551,109
Arkema SA	22,110	2,160,008
BNP Paribas SA	50,000	3,185,070
Criteo SA ADR(1)	35,640	1,464,091
Danone SA	19,100	1,208,941
Essilor International SA	21,442	2,422,418
Kering	13,890	3,113,927
L'Oreal SA	8,080	1,472,957
Publicis Groupe SA	30,080	2,075,086
Rexel SA	90,720	1,490,286
Thales SA	25,270	2,448,508
TOTAL SA	64,905	3,313,253
Valeo SA	40,400	2,321,368
Vivendi SA	119,280	2,266,027
		31,493,049
Germany — 8.2%
adidas AG	16,500	2,607,673
Deutsche Boerse AG(1)	21,940	1,787,412
Fresenius Medical Care AG & Co. KGaA	22,660	1,921,183
HeidelbergCement AG	28,550	2,663,559
Infineon Technologies AG	85,600	1,483,606
SAP SE	35,510	3,103,401

8

	Shares	Value
Zalando SE(1)	72,472	$2,768,364
		16,335,198
Hong Kong — 2.8%
AIA Group Ltd.	680,800	3,809,937
Sands China Ltd.	396,000	1,703,107
		5,513,044
India — 1.4%
HDFC Bank Ltd.	43,050	839,422
Tata Motors Ltd.	288,490	2,004,019
		2,843,441
Indonesia — 1.9%
Astra International Tbk PT	3,370,000	2,060,916
Bank Mandiri Persero Tbk PT	2,014,500	1,722,587
		3,783,503
Ireland — 3.0%
Bank of Ireland(1)	882,972	217,152
CRH plc	101,610	3,511,868
Ryanair Holdings plc ADR(1)	26,027	2,167,008
		5,896,028
Israel — 0.7%
Mobileye NV(1)	38,370	1,462,664
Italy — 0.5%
Azimut Holding SpA	62,597	1,042,593
Japan — 14.7%
Calbee, Inc.	66,600	2,083,590
CyberAgent, Inc.	29,000	715,620
Daikin Industries Ltd.	24,700	2,262,020
Daito Trust Construction Co. Ltd.	14,800	2,222,827
FANUC Corp.	7,300	1,234,435
Fast Retailing Co. Ltd.	4,500	1,605,495
Fuji Heavy Industries Ltd.	21,200	862,337
Isuzu Motors Ltd.	40,900	516,330
Keyence Corp.	3,100	2,124,054
Komatsu Ltd.	92,400	2,085,577
LINE Corp.(1)	21,900	746,792
Nitori Holdings Co. Ltd.	20,100	2,296,917
NTT DOCOMO, Inc.	65,700	1,494,068
Omron Corp.	17,200	658,273
ORIX Corp.	167,000	2,587,251
Rohm Co. Ltd.	5,100	292,684
Ryohin Keikaku Co. Ltd.	8,900	1,740,255
Shin-Etsu Chemical Co. Ltd.	15,300	1,179,179
Start Today Co. Ltd.	89,300	1,532,112
Sysmex Corp.	19,700	1,138,721
		29,378,537
Mexico — 1.2%
Cemex SAB de CV ADR(1)	241,922	1,942,634
Fomento Economico Mexicano SAB de CV ADR	6,960	530,421
		2,473,055
Netherlands — 2.3%
ASML Holding NV	15,620	1,750,122

9

	Shares	Value
Koninklijke DSM NV	25,070	$1,500,849
Koninklijke Vopak NV	28,480	1,343,529
		4,594,500
Norway — 1.8%
DNB ASA	108,800	1,618,049
Statoil ASA	108,210	1,971,729
		3,589,778
Portugal — 0.9%
Jeronimo Martins SGPS SA	120,502	1,869,182
Russia — 0.5%
Magnit PJSC GDR	23,970	1,056,253
South Korea — 0.7%
Amorepacific Corp.	2,640	701,939
BGF retail Co. Ltd.	9,880	666,964
		1,368,903
Spain — 1.5%
Industria de Diseno Textil SA	85,150	2,905,787
Sweden — 2.6%
Hexagon AB, B Shares	60,810	2,168,562
Lundin Petroleum AB(1)	102,290	2,217,433
Sandvik AB	67,880	837,983
		5,223,978
Switzerland — 4.5%
Cie Financiere Richemont SA	14,830	981,921
Julius Baer Group Ltd.	53,900	2,393,029
Roche Holding AG	20,059	4,570,508
Zurich Insurance Group AG	4,060	1,115,126
		9,060,584
United Kingdom — 20.8%
Ashtead Group plc	140,784	2,727,493
ASOS plc(1)	32,332	1,967,796
Auto Trader Group plc	196,957	991,700
Aviva plc	484,496	2,891,039
British American Tobacco plc	60,080	3,411,277
Bunzl plc	57,520	1,488,478
Compass Group plc	84,740	1,561,955
HSBC Holdings plc	132,400	1,063,630
London Stock Exchange Group plc	62,570	2,248,091
Reckitt Benckiser Group plc	34,520	2,918,124
RELX plc	48,610	864,485
Rio Tinto plc	85,667	3,262,253
Royal Dutch Shell plc, Class A	78,005	2,120,321
Shire plc	62,540	3,543,902
St. James's Place plc	142,932	1,777,836
Tullow Oil plc(1)	294,710	1,129,532
Weir Group plc (The)	125,020	2,896,577
Wolseley plc	44,730	2,732,743
Worldpay Group plc	565,253	1,874,602
		41,471,834
TOTAL COMMON STOCKS (Cost $186,554,445)		195,791,085

10

	Shares	Value
TEMPORARY CASH INVESTMENTS — 1.5%
Repurchase Agreement, Fixed Income Clearing Corp., (collateralized by various U.S. Treasury obligations, 3.75%, 11/15/43, valued at $1,833,722), at 0.10%, dated 12/30/16, due 1/3/17 (Delivery value $1,793,020)		$1,793,000
State Street Institutional U.S. Government Money Market Fund, Premier Class	1,293,938	1,293,938
TOTAL TEMPORARY CASH INVESTMENTS (Cost $3,086,938)		3,086,938
TOTAL INVESTMENT SECURITIES — 99.7% (Cost $189,641,383)		198,878,023
OTHER ASSETS AND LIABILITIES — 0.3%		535,828
TOTAL NET ASSETS — 100.0%		$199,413,851

MARKET SECTOR DIVERSIFICATION
(as a % of net assets)
Consumer Discretionary	20.3%
Financials	16.5%
Industrials	13.1%
Information Technology	11.9%
Materials	10.5%
Consumer Staples	9.7%
Health Care	8.2%
Energy	6.2%
Real Estate	1.1%
Telecommunication Services	0.7%
Cash and Equivalents*	1.8%
*Includes temporary cash investments and other assets and liabilities.

NOTES TO SCHEDULE OF INVESTMENTS
ADR	-	American Depositary Receipt
GDR	-	Global Depositary Receipt

(1)	Non-income producing.

See Notes to Financial Statements.

11

Statement of Assets and Liabilities

DECEMBER 31, 2016
Assets
Investment securities, at value (cost of $189,641,383)	$198,878,023
Foreign currency holdings, at value (cost of $47,607)	45,867
Receivable for investments sold	149,878
Receivable for capital shares sold	67,422
Dividends and interest receivable	906,566
Other assets	11,858
200,059,614

Liabilities
Payable for investments purchased	347,988
Payable for capital shares redeemed	98,567
Accrued management fees	189,022
Distribution fees payable	8,180
Accrued foreign taxes	2,006
645,763

Net Assets	$199,413,851

Net Assets Consist of:
Capital (par value and paid-in surplus)	$194,754,462
Undistributed net investment income	440,245
Accumulated net realized loss	(5,051,866)
Net unrealized appreciation	9,271,010
$199,413,851

	Net Assets	Shares Outstanding	Net Asset Value Per Share
Class I, $0.01 Par Value	$160,667,999	17,146,237	$9.37
Class II, $0.01 Par Value	$38,745,852	4,141,333	$9.36

See Notes to Financial Statements.

12

Statement of Operations

YEAR ENDED DECEMBER 31, 2016
Investment Income (Loss)
Income:
Dividends (net of foreign taxes withheld of $432,956)	$4,138,572
Interest	975
4,139,547

Expenses:
Management fees	2,795,696
Distribution fees - Class II	105,197
Directors' fees and expenses	7,057
Other expenses	27,381
2,935,331
Fees waived	(564,708)
2,370,623

Net investment income (loss)	1,768,924

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment transactions	(913,083)
Foreign currency transactions	(58,360)
(971,443)

Change in net unrealized appreciation (depreciation) on:
Investments (includes (increase) decrease in accrued foreign taxes of $(2,006))	(13,612,429)
Translation of assets and liabilities in foreign currencies	(1,242)
(13,613,671)

Net realized and unrealized gain (loss)	(14,585,114)

Net Increase (Decrease) in Net Assets Resulting from Operations	$(12,816,190)

See Notes to Financial Statements.

13

Statement of Changes in Net Assets

YEARS ENDED DECEMBER 31, 2016 AND DECEMBER 31, 2015
Increase (Decrease) in Net Assets	December 31, 2016	December 31, 2015
Operations
Net investment income (loss)	$1,768,924	$1,943,860
Net realized gain (loss)	(971,443)	15,509,216
Change in net unrealized appreciation (depreciation)	(13,613,671)	(14,746,384)
Net increase (decrease) in net assets resulting from operations	(12,816,190)	2,706,692

Distributions to Shareholders
From net investment income:
Class I	(1,786,018)	(760,842)
Class II	(396,033)	(110,696)
Class III	—	(2,813)
Class IV	—	(2,606)
Decrease in net assets from distributions	(2,182,051)	(876,957)

Capital Share Transactions
Net increase (decrease) in net assets from capital share transactions (Note 5)	(16,991,843)	(33,774,931)

Redemption Fees
Increase in net assets from redemption fees	—	18

Net increase (decrease) in net assets	(31,990,084)	(31,945,178)

Net Assets
Beginning of period	231,403,935	263,349,113
End of period	$199,413,851	$231,403,935

Undistributed net investment income	$440,245	$579,737

See Notes to Financial Statements.

14

Notes to Financial Statements

DECEMBER 31, 2016

1. Organization

American Century Variable Portfolios, Inc. (the corporation) is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company and is organized as a Maryland corporation. VP International Fund (the fund) is one fund in a series issued by the corporation. The fund’s investment objective is to seek capital growth.

The fund offers Class I and Class II. The share classes differ principally in their respective distribution and shareholder servicing expenses and arrangements. Class II is charged a lower unified management fee because it has a separate arrangement for distribution services. On August 7, 2015, there were no outstanding Class III and Class IV shares and the fund discontinued offering Class III and Class IV.

2. Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the fund in preparation of its financial statements. The fund is an investment company and follows accounting and reporting guidance in accordance with accounting principles generally accepted in the United States of America. This may require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from these estimates. Management evaluated the impact of events or transactions occurring through the date the financial statements were issued that would merit recognition or disclosure.

Investment Valuations — The fund determines the fair value of its investments and computes its net asset value per share at the close of regular trading (usually 4 p.m. Eastern time) on the New York Stock Exchange (NYSE) on each day the NYSE is open. The Board of Directors has adopted valuation policies and procedures to guide the investment advisor in the fund’s investment valuation process and to provide methodologies for the oversight of the fund’s pricing function.

Equity securities that are listed or traded on a domestic securities exchange are valued at the last reported sales price or at the official closing price as provided by the exchange. Equity securities traded on foreign securities exchanges are generally valued at the closing price of such securities on the exchange where primarily traded or at the close of the NYSE, if that is earlier. If no last sales price is reported, or if local convention or regulation so provides, the mean of the latest bid and asked prices may be used. Securities traded over-the-counter are valued at the mean of the latest bid and asked prices, the last sales price, or the official closing price. Equity securities initially expressed in local currencies are translated into U.S. dollars at the mean of the appropriate currency exchange rate at the close of the NYSE as provided by an independent pricing service.

Open-end management investment companies are valued at the reported net asset value per share. Repurchase agreements are valued at cost, which approximates fair value.

If the fund determines that the market price for an investment is not readily available or the valuation methods mentioned above do not reflect an investment’s fair value, such investment is valued as determined in good faith by the Board of Directors or its delegate, in accordance with policies and procedures adopted by the Board of Directors. In its determination of fair value, the fund may review several factors including, but not limited to, market information regarding the specific investment or comparable investments and correlation with other investment types, futures indices or general market indicators. Circumstances that may cause the fund to use these procedures to value an investment include, but are not limited to: an investment has been declared in default or is distressed; trading in a security has been suspended during the trading day or a security is not actively trading on its principal exchange; prices received from a regular pricing source are deemed unreliable; or there is a foreign market holiday and no trading occurred.

The fund monitors for significant events occurring after the close of an investment’s primary exchange but before the fund’s net asset value per share is determined. Significant events may include, but are not limited to: corporate announcements and transactions; governmental action and political unrest that could impact a specific investment or an investment sector; or armed conflicts, natural disasters and similar events that could affect investments in a specific country or region. The fund also monitors for significant fluctuations between domestic and foreign markets, as evidenced by the U.S. market or such other indicators that the Board of

15

Directors, or its delegate, deems appropriate. If significant fluctuations in foreign markets are identified, the fund may apply a model-derived factor to the closing price of equity securities traded on foreign securities exchanges. The factor is based on observable market data as provided by an independent pricing service.

Security Transactions — Security transactions are accounted for as of the trade date. Net realized gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes. Certain countries impose taxes on realized gains on the sale of securities registered in their country. The fund records the foreign tax expense, if any, on an accrual basis. The foreign tax expense on realized gains and unrealized appreciation reduces the net realized gain (loss) on investment transactions and net unrealized appreciation (depreciation) on investments, respectively.

Investment Income — Dividend income less foreign taxes withheld, if any, is recorded as of the ex-dividend date. Distributions received on securities that represent a return of capital or long-term capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The fund may estimate the components of distributions received that may be considered nontaxable distributions or long-term capital gain distributions for income tax purposes. Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums.

Foreign Currency Translations — All assets and liabilities initially expressed in foreign currencies are translated into U.S. dollars at prevailing exchange rates at period end. The fund may enter into spot foreign currency exchange contracts to facilitate transactions denominated in a foreign currency. Purchases and sales of investment securities, dividend and interest income, spot foreign currency exchange contracts, and expenses are translated at the rates of exchange prevailing on the respective dates of such transactions. Net realized and unrealized foreign currency exchange gains or losses related to investment securities are a component of net realized gain (loss) on investment transactions and change in net unrealized appreciation (depreciation) on investments, respectively.

Repurchase Agreements — The fund may enter into repurchase agreements with institutions that American Century Investment Management, Inc. (ACIM) (the investment advisor) has determined are creditworthy pursuant to criteria adopted by the Board of Directors. The fund requires that the collateral, represented by securities, received in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the fund to obtain those securities in the event of a default under the repurchase agreement. ACIM monitors, on a daily basis, the securities transferred to ensure the value, including accrued interest, of the securities under each repurchase agreement is equal to or greater than amounts owed to the fund under each repurchase agreement.

Joint Trading Account — Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the fund, along with certain other funds in the American Century Investments family of funds, may transfer uninvested cash balances into a joint trading account. These balances are invested in one or more repurchase agreements that are collateralized by U.S. Treasury or Agency obligations.

Income Tax Status — It is the fund’s policy to distribute substantially all net investment income and net realized gains to shareholders and to otherwise qualify as a regulated investment company under provisions of the Internal Revenue Code. Accordingly, no provision has been made for income taxes. The fund files U.S. federal, state, local and non-U.S. tax returns as applicable. The fund's tax returns are subject to examination by the relevant taxing authority until expiration of the applicable statute of limitations, which is generally three years from the date of filing but can be longer in certain jurisdictions. At this time, management believes there are no uncertain tax positions which, based on their technical merit, would not be sustained upon examination and for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Multiple Class — All shares of the fund represent an equal pro rata interest in the net assets of the class to which such shares belong, and have identical voting, dividend, liquidation and other rights and the same terms and conditions, except for class specific expenses and exclusive rights to vote on matters affecting only individual classes. Income, non-class specific expenses, and realized and unrealized capital gains and losses of the fund are allocated to each class of shares based on their relative net assets.

Distributions to Shareholders — Distributions from net investment income and net realized gains, if any, are generally declared and paid annually.

16

Redemption Fees — Prior to August 7, 2015, the fund may have imposed a 1.00% redemption fee on shares held less than 60 days. The fee was not applicable to all classes. The redemption fee was retained by the fund to help cover transaction costs that long-term investors may bear when the fund sells securities to meet investor redemptions.

Indemnifications — Under the corporation’s organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the fund. In addition, in the normal course of business, the fund enters into contracts that provide general indemnifications. The maximum exposure under these arrangements is unknown as this would involve future claims that may be made against a fund. The risk of material loss from such claims is considered by management to be remote.

3. Fees and Transactions with Related Parties

Certain officers and directors of the corporation are also officers and/or directors of American Century Companies, Inc. (ACC). The corporation’s investment advisor, ACIM, the corporation's distributor, American Century Investment Services, Inc. (ACIS), and the corporation’s transfer agent, American Century Services, LLC, are wholly owned, directly or indirectly, by ACC.

Management Fees — The corporation has entered into a management agreement with ACIM, under which ACIM provides the fund with investment advisory and management services in exchange for a single, unified management fee (the fee) per class. The agreement provides that all expenses of managing and operating the fund, except distribution fees, brokerage expenses, taxes, interest, fees and expenses of the independent directors (including legal counsel fees), and extraordinary expenses, will be paid by ACIM. The fee is computed and accrued daily based on each class's daily net assets and paid monthly in arrears. The rate of the fee is determined by applying a fee rate calculation formula. This formula takes into account the fund's assets as well as certain assets, if any, of other clients of the investment advisor outside the American Century Investments family of funds (such as subadvised funds and separate accounts) that have very similar investment teams and investment strategies (strategy assets). The annual management fee schedule ranges from 1.00% to 1.50% for Class I and from 0.90% to 1.40% for Class II. From January 1, 2016 through July 31, 2016, the investment advisor agreed to waive 0.31% of the fund's management fee. Effective August 1, 2016, the investment advisor agreed to waive 0.21% of the fund’s management fee. The investment advisor expects this waiver to continue until July 31, 2017 and cannot terminate it prior to such date without the approval of the Board of Directors. The total amount of the waiver for each class for the year ended December 31, 2016 was $451,287 and $113,421 for Class I and Class II, respectively. The effective annual management fee before waiver for each class for the year ended December 31, 2016 was 1.35% and 1.25%, for Class I and Class II, respectively. The effective annual management fee after waiver for each class for the year ended December 31, 2016 was 1.08% and 0.98%, for Class I and Class II, respectively.

Distribution Fees — The Board of Directors has adopted the Master Distribution Plan (the plan) for Class II, pursuant to Rule 12b-1 of the 1940 Act. The plan provides that Class II will pay ACIS an annual distribution fee equal to 0.25%. The fee is computed and accrued daily based on the Class II daily net assets and paid monthly in arrears. The distribution fee provides compensation for expenses incurred in connection with distributing shares of Class II including, but not limited to, payments to brokers, dealers, and financial institutions that have entered into sales agreements with respect to shares of the fund. Fees incurred under the plan during the year ended December 31, 2016 are detailed in the Statement of Operations.

Directors' Fees and Expenses — The Board of Directors is responsible for overseeing the investment advisor’s management and operations of the fund. The directors receive detailed information about the fund and its investment advisor regularly throughout the year, and meet at least quarterly with management of the investment advisor to review reports about fund operations. The fund’s officers do not receive compensation from the fund.

Interfund Transactions — The fund may enter into security transactions with other American Century Investments funds and other client accounts of the investment advisor, in accordance with the 1940 Act rules and procedures adopted by the Board of Directors. The rules and procedures require, among other things, that these transactions be effected at the independent current market price of the security. During the period, the interfund purchases and sales were $72,451 and $18,139, respectively. The effect of interfund transactions on the Statement of Operations was $(2,804) in net realized gain (loss) on investment transactions.

17

4. Investment Transactions

Purchases and sales of investment securities, excluding short-term investments, for the year ended December 31, 2016 were $148,407,342 and $164,942,781, respectively.

5. Capital Share Transactions

Transactions in shares of the fund were as follows:

	Year ended December 31, 2016		Year ended December 31, 2015
	Shares	Amount	Shares	Amount
Class I/Shares Authorized	200,000,000		200,000,000
Sold	2,510,736	$23,844,001	2,416,900	$25,299,667
Issued in reinvestment of distributions	189,397	1,786,018	71,307	760,842
Redeemed	(3,882,064)	(36,627,329)	(5,244,041)	(54,311,788)
	(1,181,931)	(10,997,310)	(2,755,834)	(28,251,279)
Class II/Shares Authorized	100,000,000		100,000,000
Sold	257,370	2,449,533	689,725	7,117,085
Issued in reinvestment of distributions	41,997	396,033	10,374	110,696
Redeemed	(931,555)	(8,840,099)	(1,021,362)	(10,552,608)
	(632,188)	(5,994,533)	(321,263)	(3,324,827)
Class III/Shares Authorized	50,000,000		50,000,000
Sold			301	3,149
Issued in reinvestment of distributions			263	2,813
Redeemed			(79,489)	(850,050)
			(78,925)	(844,088)
Class IV/Shares Authorized	50,000,000		50,000,000
Sold			2,004	20,758
Issued in reinvestment of distributions			244	2,606
Redeemed			(128,897)	(1,378,101)
			(126,649)	(1,354,737)
Net increase (decrease)	(1,814,119)	$(16,991,843)	(3,282,671)	$(33,774,931)

6. Fair Value Measurements

The fund’s investments valuation process is based on several considerations and may use multiple inputs to determine the fair value of the investments held by the fund. In conformity with accounting principles generally accepted in the United States of America, the inputs used to determine a valuation are classified into three broad levels.

•	Level 1 valuation inputs consist of unadjusted quoted prices in an active market for identical investments.

•
Level 2 valuation inputs consist of direct or indirect observable market data (including quoted prices for comparable investments, evaluations of subsequent market events, interest rates, prepayment speeds, credit risk, etc.). These inputs also consist of quoted prices for identical investments initially expressed in local currencies that are adjusted through translation into U.S. dollars.

•	Level 3 valuation inputs consist of unobservable data (including a fund’s own assumptions).

The level classification is based on the lowest level input that is significant to the fair valuation measurement. The valuation inputs are not necessarily an indication of the risks associated with investing in these securities or other financial instruments. There were no significant transfers between levels during the period.

18

The following is a summary of the level classifications as of period end. The Schedule of Investments provides additional information on the fund’s portfolio holdings.

	Level 1	Level 2	Level 3
Assets
Investment Securities
Common Stocks
China	$2,677,327	$3,045,907	—
France	1,464,091	30,028,958	—
Ireland	2,167,008	3,729,020	—
Israel	1,462,664	—	—
Mexico	2,473,055	—	—
Other Countries	—	148,743,055	—
Temporary Cash Investments	1,293,938	1,793,000	—
	$11,538,083	$187,339,940	—

7. Risk Factors

There are certain risks involved in investing in foreign securities. These risks include those resulting from future adverse political, social and economic developments, fluctuations in currency exchange rates, the possible imposition of exchange controls, and other foreign laws or restrictions. Investing in emerging markets may accentuate these risks.

8. Federal Tax Information

The tax character of distributions paid during the years ended December 31, 2016 and December 31, 2015 were as follows:

	2016	2015
Distributions Paid From
Ordinary income	$2,182,051	$876,957
Long-term capital gains	—	—

The book-basis character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. These differences reflect the differing character of certain income items and net realized gains and losses for financial statement and tax purposes, and may result in reclassification among certain capital accounts on the financial statements.

As of December 31, 2016, the federal tax cost of investments and the components of distributable earnings on a tax-basis were as follows:

Federal tax cost of investments	$191,247,546
Gross tax appreciation of investments	$16,674,949
Gross tax depreciation of investments	(9,044,472)
Net tax appreciation (depreciation) of investments	7,630,477
Net tax appreciation (depreciation) on translation of assets and liabilities in foreign currencies	34,212
Net tax appreciation (depreciation)	$7,664,689
Undistributed ordinary income	$1,858,845
Accumulated short-term capital losses	$(4,864,145)

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is attributable primarily to the realization to ordinary income for tax purposes of unrealized gains on investments in passive foreign investment companies.

19

Accumulated capital losses represent net capital loss carryovers that may be used to offset future realized capital gains for federal income tax purposes. Any unlimited losses will be required to be utilized prior to the losses which carry an expiration date. Future capital loss carryover utilization in any given year may be subject to Internal Revenue Code limitations. Capital loss carryovers of $(2,196,796) expire in 2017 and the remaining losses are unlimited.

9. Recently Issued Accounting Guidance

In October 2016, the Securities and Exchange Commission adopted new rules and forms as well as amendments to its rules and forms to modernize the reporting and disclosure of information by registered investment companies. The amendments to Regulation S-X will require standardized, enhanced disclosure about derivatives in investment company financial statements, as well as other provisions. Compliance with the amendments is effective on August 1, 2017. Management is currently evaluating the impact that adopting the amendments will have on the financial statement disclosures.

20

Financial Highlights

For a Share Outstanding Throughout the Years Ended December 31 (except as noted)
Per-Share Data								Ratios and Supplemental Data
		Income From Investment Operations:						Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Distributions From Net Investment Income	Net Asset Value, End of Period	Total Return(2)	Operating Expenses	Operating Expenses (before expense waiver)	Net Investment Income (Loss)	Net Investment Income (Loss) (before expense waiver)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
Class I
2016	$10.02	0.08	(0.63)	(0.55)	(0.10)	$9.37	(5.50)%	1.10%	1.37%	0.87%	0.60%	71%	$160,668
2015	$9.98	0.08	—(3)	0.08	(0.04)	$10.02	0.76%	1.03%	1.33%	0.79%	0.49%	59%	$183,648
2014	$10.74	0.09	(0.67)	(0.58)	(0.18)	$9.98	(5.51)%	1.03%	1.33%	0.84%	0.54%	77%	$210,511
2013	$8.93	0.10	1.87	1.97	(0.16)	$10.74	22.41%	1.07%	1.37%	1.01%	0.71%	87%	$213,085
2012	$7.43	0.11	1.46	1.57	(0.07)	$8.93	21.16%	1.29%	1.42%	1.33%	1.20%	80%	$193,260
Class II
2016	$10.00	0.07	(0.62)	(0.55)	(0.09)	$9.36	(5.55)%	1.25%	1.52%	0.72%	0.45%	71%	$38,746
2015	$9.97	0.07	(0.02)	0.05	(0.02)	$10.00	0.51%	1.18%	1.48%	0.64%	0.34%	59%	$47,756
2014	$10.73	0.08	(0.68)	(0.60)	(0.16)	$9.97	(5.65)%	1.18%	1.48%	0.69%	0.39%	77%	$50,788
2013	$8.92	0.08	1.88	1.96	(0.15)	$10.73	22.25%	1.22%	1.52%	0.86%	0.56%	87%	$61,312
2012	$7.42	0.10	1.45	1.55	(0.05)	$8.92	21.01%	1.44%	1.57%	1.18%	1.05%	80%	$57,698

Notes to Financial Highlights

(1)	Computed using average shares outstanding throughout the period.

(2)	Total returns are calculated based on the net asset value of the last business day. Total returns for periods less than one year are not annualized.

(3)	Per-share amount was less than $0.005.
See Notes to Financial Statements.

Report of Independent Registered Public Accounting Firm

To the Board of Directors and Shareholders of American Century Variable Portfolios, Inc.:
We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of VP International Fund (the “Fund”), one of the funds constituting American Century Variable Portfolios, Inc., as of December 31, 2016, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.
We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2016, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of VP International Fund of American Century Variable Portfolios, Inc. as of December 31, 2016, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Kansas City, Missouri
February 10, 2017

22

Management

The Board of Directors

The individuals listed below serve as directors of the funds. Each director will continue to serve in this capacity until death, retirement, resignation or removal from office. The board has adopted a mandatory retirement age for directors who are not “interested persons,” as that term is defined in the Investment Company Act (independent directors). Independent directors shall retire by December 31 of the year in which they reach their 75th birthday.
Mr. Thomas is an “interested person” because he currently serves as President and Chief Executive Officer of American Century Companies, Inc. (ACC), the parent company of American Century Investment Management, Inc. (ACIM or the advisor). The other directors (more than three-fourths of the total number) are independent. They are not employees, directors or officers of, and have no financial interest in, ACC or any of its wholly owned, direct or indirect, subsidiaries, including ACIM, American Century Investment Services, Inc. (ACIS) and American Century Services, LLC (ACS), and they do not have any other affiliations, positions or relationships that would cause them to be considered “interested persons” under the Investment Company Act. The directors serve in this capacity for seven (in the case of Mr. Thomas, 15) registered investment companies in the American Century Investments family of funds.
The following table presents additional information about the directors. The mailing address for each director is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Director	Other Directorships Held During Past 5 Years
Independent Directors
Barry Fink (1955)	Director	Since 2012 (independent since 2016)	Retired; Executive Vice President, ACC (2007 to 2013); President, ACS (2007 to 2013); Chief Operating Officer, ACC (2007 to 2012)	81	None
Andrea C. Hall (1945)	Director	Since 1997	Retired	81	None
Jan M. Lewis (1957)	Director	Since 2011	Retired; President and Chief Executive Officer, Catholic Charities of Northeast Kansas (human services organization) (2006 to 2013)	81	None
James A. Olson (1942)	Director and Chairman of the Board	Since 2007 (Chairman since 2014)	Member, Plaza Belmont LLC (private equity fund manager) (1999 to present)	81	Saia, Inc. (2002 to 2012) and EPR Properties (2003 to 2013)
M. Jeannine Strandjord (1945)	Director	Since 1994	Retired	81	Euronet Worldwide Inc.; MGP Ingredients, Inc.; and DST Systems Inc. (1996 to 2012)

23

Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Director	Other Directorships Held During Past 5 Years
Independent Directors
John R. Whitten (1946)	Director	Since 2008	Retired	81	Rudolph Technologies, Inc.
Stephen E. Yates (1948)	Director	Since 2012	Retired	81	None
Interested Director
Jonathan S. Thomas (1963)	Director and President	Since 2007	President and Chief Executive Officer, ACC (2007 to present). Also serves as Chief Executive Officer, ACS; Executive Vice President, ACIM; Director, ACC, ACIM and other ACC subsidiaries	126	BioMed Valley Discoveries, Inc.
The Statement of Additional Information has additional information about the fund's directors and is available without charge, upon request, by calling 1-800-378-9878.

24

Officers

The following table presents certain information about the executive officers of the funds. Each officer serves as an officer for each of the 15 investment companies in the American Century family of funds, unless otherwise noted. No officer is compensated for his or her service as an officer of the funds. The listed officers are interested persons of the funds and are appointed or re-appointed on an annual basis. The mailing address for each officer listed below is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Offices with the Funds	Principal Occupation(s) During the Past Five Years
Jonathan S. Thomas (1963)	Director and President since 2007	President and Chief Executive Officer, ACC (2007 to present). Also serves as Chief Executive Officer, ACS; Executive Vice President, ACIM; Director, ACC, ACIM and other ACC subsidiaries
Amy D. Shelton (1964)	Chief Compliance Officer and Vice President since 2014
Chief Compliance Officer, American Century funds, (2014 to present); Chief Compliance Officer, ACIM (2014 to present); Chief Compliance Officer, ACIS (2009 to present); Vice President, Client Interactions and Marketing, ACIS (2013 to 2014); Director, Client Interactions and Marketing, ACIS (2007 to 2013). Also serves as Vice President, ACIS

Charles A. Etherington (1957)	General Counsel since 2007 and Senior Vice President since 2006
Attorney, ACC (1994 to present); Vice President, ACC (2005 to present); General Counsel, ACC (2007 to present). Also serves as General Counsel, ACIM, ACS, ACIS and other ACC subsidiaries; and Senior Vice President, ACIM and ACS

C. Jean Wade (1964)	Vice President,Treasurer and Chief Financial Officer since 2012	Vice President, ACS (2000 to present)
Robert J. Leach (1966)	Vice President since 2006 and Assistant Treasurer since 2012	Vice President, ACS (2000 to present)
David H. Reinmiller (1963)	Vice President since 2000	Attorney, ACC (1994 to present); Associate General Counsel, ACC (2001 to present). Also serves as Vice President, ACIM and ACS
Ward D. Stauffer (1960)	Secretary since 2005	Attorney, ACC (2003 to present)

25

Additional Information

Proxy Voting Policies

A description of the policies that the fund's investment advisor uses in exercising the voting rights associated with the securities purchased and/or held by the fund is available without charge, upon request, by calling 1-800-378-9878. It is also available on the "About Us" page of American Century Investments’ website at americancentury.com and on the Securities and Exchange Commission’s website at sec.gov. Information regarding how the investment advisor voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the "About Us" page at americancentury.com. It is also available at sec.gov.

Quarterly Portfolio Disclosure

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Forms N-Q are available on the SEC’s website at sec.gov, and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The fund also makes its complete schedule of portfolio holdings for the most recent quarter of its fiscal year available on its website at ipro.americancentury.com (for Investment Professionals) and, upon request, by calling 1-800-378-9878.

Other Tax Information

The following information is provided pursuant to provisions of the Internal Revenue Code.

For the fiscal year ended December 31, 2016, the fund intends to pass through to shareholders foreign source income of $4,543,385 and foreign taxes paid of $404,814, or up to the maximum amount allowable, as a foreign tax credit. Foreign source income and foreign tax expense per outstanding share on December 31, 2016 are $0.2134 and $0.0190, respectively.

26

Notes

27

Notes

28

Contact Us	americancentury.com
Automated Information Line	1-800-345-8765
Investment Professional Service Representatives	1-800-345-6488
Telecommunications Relay Service for the Deaf	711

American Century Variable Portfolios, Inc.

Investment Advisor: American Century Investment Management, Inc. Kansas City, Missouri

This report and the statements it contains are submitted for the general information of our shareholders. The report is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

©2017 American Century Proprietary Holdings, Inc. All rights reserved. CL-ANN-91441 1702

Annual Report

December 31, 2016

VP Large Company Value Fund

Any opinions expressed in this report reflect those of the author as of the date of the report, and do not necessarily represent the opinions of American Century Investments® or any other person in the American Century Investments organization. Any such opinions are subject to change at any time based upon market or other conditions and American Century Investments disclaims any responsibility to update such opinions. These opinions may not be relied upon as investment advice and, because investment decisions made by American Century Investments funds are based on numerous factors, may not be relied upon as an indication of trading intent on behalf of any American Century Investments fund. Security examples are used for representational purposes only and are not intended as recommendations to purchase or sell securities. Performance information for comparative indices and securities is provided to American Century Investments by third party vendors. To the best of American Century Investments’ knowledge, such information is accurate at the time of printing.

Performance

Total Returns as of December 31, 2016
			Average Annual Returns
	Ticker Symbol	1 year	5 years	10 years	Inception Date
Class II	AVVTX	15.02%	13.66%	4.61%	10/29/04
Russell 1000 Value Index	—	17.34%	14.78%	5.72%	—
S&P 500 Index	—	11.96%	14.64%	6.94%	—
Class I	AVVIX	15.25%	13.81%	4.77%	12/1/04
Fund returns would have been lower if a portion of the fees had not been waived.

The performance information presented does not include charges and deductions imposed by the insurance company separate account under the variable annuity or variable life insurance contracts. The inclusion of such charges could significantly lower performance. Please refer to the insurance company separate account prospectus for a discussion of the charges related to insurance contracts.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Total returns for periods less than one year are not annualized. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. To obtain performance data current to the most recent month end, please call 1-800-345-6488 or visit ipro.americancentury.com (for Investment Professionals). For additional information about the fund, please consult the prospectus.

2

Growth of $10,000 Over 10 Years
$10,000 investment made December 31, 2006
Performance for other share classes will vary due to differences in fee structure.

Value on December 31, 2016
Class II — $15,699

Russell 1000 Value Index — $17,444

S&P 500 Index — $19,572

Ending value of Class II would have been lower if a portion of the fees had not been waived.

Total Annual Fund Operating Expenses
Class I	Class II
0.91%	1.06%
The total annual fund operating expenses shown is as stated in the fund’s prospectus current as of the date of this report. The prospectus may vary from the expense ratio shown elsewhere in this report because it is based on a different time period, includes acquired fund fees and expenses, and, if applicable, does not include fee waivers or expense reimbursements.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Total returns for periods less than one year are not annualized. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. To obtain performance data current to the most recent month end, please call 1-800-345-6488 or visit ipro.americancentury.com (for Investment Professionals). For additional information about the fund, please consult the prospectus.

3

Portfolio Commentary

Portfolio Managers: Brendan Healy and Brian Woglom

Performance Summary

VP Large Company Value returned 15.02%* for the 12 months ended December 31, 2016. By comparison, its benchmark, the Russell 1000 Value Index, returned 17.34%. The broader market, as measured by the S&P 500 Index, returned 11.96%. The fund’s return reflects operating expenses, while the indices' returns do not.

After a tumultuous first quarter, U.S. stocks delivered solid returns in 2016. This was attributable to positive U.S. economic news, healthy corporate earnings performance, and a pickup in mergers and acquisitions. The energy market stabilized after a sell-off early in the year. Similarly, other commodity prices stabilized due to reduced concerns over global economic growth, which led to strong returns in the materials sector. In the fourth quarter, the market staged a strong rally after Donald Trump’s election raised expectations for corporate tax cuts and regulation rollbacks. The Federal Reserve raised its target rate by 25 basis points in mid-December and hinted at additional rate hikes in 2017. As a result, the yield curve steepened, which was a boon for banks.

In this environment, VP Large Company Value provided positive absolute results in every sector in which it was invested, except for real estate. Energy, industrials, and financials holdings were the best contributors. The portfolio’s performance relative to the Russell 1000 Value Index was hampered by stock selection and positioning in the health care sector, as the sector was pressured by political rhetoric about prescription drug pricing and concerns following the election that the Affordable Care Act might be repealed. Stock selection in industrials was the largest relative contributor. Stock choices among information technology companies and a significant underweight to real estate were also beneficial.

Top Detractors

CVS Health, a retail pharmacy and health care company, declined after the company provided much lighter-than-expected 2016 fiscal year guidance as a result of two lost contracts, which will have a larger impact on margins and earnings than the consensus was anticipating. We view this as a transitory issue.

Non-benchmark holding Teva Pharmaceutical Industries declined due to generic drug pricing worries and negative sentiment surrounding pharmaceutical stocks. Worries about Teva’s biggest specialty drug, Copaxone, and when its patent will expire have also weighed on the stock. We believe that the worst of the generic pricing headwind has passed and that the worst-case scenario for Copaxone is priced into the stock. Allergan also detracted, largely due to pharmaceutical industry pricing worries.

Although the portfolio was overweight in JPMorgan Chase on average during the year, our underweight position in the fourth quarter hurt relative performance. Like other banks, JPMorgan Chase rose due to higher interest rates, a steeper yield curve, the potential for lower corporate tax rates, optimism for economic growth and better credit, and the potential for an easing regulatory burden for financial companies.

*All fund returns referenced in this commentary are for Class II shares. Fund returns would have been lower if a portion of the fees had not been waived. Performance for other share classes will vary due to differences in fee structure; when Class II performance exceeds that of the fund's benchmark, other share classes may not. See page 2 for returns for all share classes.

4

Elsewhere, portfolio-only holding Delphi Automotive detracted. The automobile components manufacturer fell early in the year on concerns that auto sales may have peaked, weakening the outlook for auto parts suppliers. The stock also underperformed following the U.K.’s vote to leave the European Union on worries about the potential impact on the company’s European business. The stock rebounded somewhat later in the year, and we continue to have a favorable view of the secular opportunities for automation, safety, fuel efficiency, and connectivity.

Top Contributors

In the industrials sector, an overweight position in Ingersoll-Rand helped relative performance. The company’s exposure to the commercial heating, ventilation, and air conditioning industry and productivity/self-help initiatives helped offset industrial weakness to bolster its stock price. Before the election, the stock was benefiting from the recovery in nonresidential construction. Since the election, the stock rose due to potential infrastructure spending and the potential for a stronger economy. General Electric was a top contributor due to the portfolio’s underweight allocation, as the stock underperformed other industrials following strong outperformance in 2015.

In the information technology sector, Applied Materials rose after the company experienced order strength for its equipment to manufacture semiconductors. The company also held an analyst day in mid-September that showed improvement in market share.

The portfolio’s energy stocks benefited from rising oil prices. Equity markets rewarded Anadarko Petroleum, an energy exploration and production company with global operations (both onshore and offshore). The company was a significant contributor as it executed asset sales that strengthened its balance sheet and made a valuable acquisition at a heavily discounted price.

As noted earlier, financials in general registered strong gains in the wake of the U.S. presidential election. Several of the portfolio’s top contributors were financial stocks, including BB&T and Bank of New York Mellon.

Outlook

We continue to be bottom-up investment managers, evaluating each company individually and building the portfolio one stock at a time. Health care is by far the largest overweight in the portfolio. Political rhetoric around health care pressured health care stocks, and the threat of mandated lower drug pricing pressured pharmaceutical companies. This created the opportunity to add stocks of those companies we believe will fare well in the future.

The portfolio’s largest underweights are in real estate, telecommunication services, and utilities. We believe that real estate has generally been overvalued for some time, leading to the portfolio’s continued underweight. In the telecommunication services and utilities sectors, we believe that valuations are overextended after the sectors outperformed due to heavy interest from yield-seeking investors.

5

Fund Characteristics

DECEMBER 31, 2016
Top Ten Holdings	% of net assets
Wells Fargo & Co.	3.5%
Pfizer, Inc.	3.2%
Schlumberger Ltd.	3.0%
TOTAL SA ADR	2.8%
Procter & Gamble Co. (The)	2.7%
Chevron Corp.	2.6%
Bank of America Corp.	2.5%
Johnson Controls International plc	2.4%
Oracle Corp.	2.4%
U.S. Bancorp	2.4%

Top Five Industries	% of net assets
Banks	15.2%
Oil, Gas and Consumable Fuels	11.8%
Pharmaceuticals	8.1%
Capital Markets	5.2%
Health Care Equipment and Supplies	4.6%

Types of Investments in Portfolio	% of net assets
Domestic Common Stocks	92.7%
Foreign Common Stocks*	5.8%
Exchange-Traded Funds	0.6%
Total Equity Exposure	99.1%
Temporary Cash Investments	0.9%
Other Assets and Liabilities	—**
*Includes depositary shares, dual listed securities and foreign ordinary shares.
**Category is less than 0.05% of total net assets.

6

Shareholder Fee Example

Fund shareholders may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption/exchange fees; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in your fund and to compare these costs with the ongoing cost of investing in other mutual funds.

The example is based on an investment of $1,000 made at the beginning of the period and held for the entire period from July 1, 2016 to December 31, 2016.

Actual Expenses

The table provides information about actual account values and actual expenses for each class. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. First, identify the share class you own. Then simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The table also provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio of each class of your fund and an assumed rate of return of 5% per year before expenses, which is not the actual return of a fund’s share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption/exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 7/1/16	Ending Account Value 12/31/16	Expenses Paid During Period(1) 7/1/16 - 12/31/16	Annualized Expense Ratio(1)
Actual
Class I (after waiver)	$1,000	$1,110.00	$4.19	0.79%
Class I (before waiver)	$1,000	$1,110.00(2)	$4.77	0.90%
Class II (after waiver)	$1,000	$1,108.40	$4.98	0.94%
Class II (before waiver)	$1,000	$1,108.40(2)	$5.56	1.05%
Hypothetical
Class I (after waiver)	$1,000	$1,021.17	$4.01	0.79%
Class I (before waiver)	$1,000	$1,020.61	$4.57	0.90%
Class II (after waiver)	$1,000	$1,020.41	$4.77	0.94%
Class II (before waiver)	$1,000	$1,019.86	$5.33	1.05%

(1)
Expenses are equal to the class's annualized expense ratio listed in the table above, multiplied by the average account value over the period, multiplied by 184, the number of days in the most recent fiscal half-year, divided by 366, to reflect the one-half year period.

(2)	Ending account value assumes the return earned after waiver and would have been lower if a portion of the fees had not been waived.

7

Schedule of Investments

DECEMBER 31, 2016

	Shares	Value
COMMON STOCKS — 98.5%
Aerospace and Defense — 3.6%
Boeing Co. (The)	620	$96,522
Textron, Inc.	3,860	187,441
United Technologies Corp.	3,840	420,941
		704,904
Auto Components — 1.5%
BorgWarner, Inc.	1,640	64,682
Delphi Automotive plc	3,420	230,337
		295,019
Automobiles — 0.4%
Ford Motor Co.	6,920	83,940
Banks — 15.2%
Bank of America Corp.	22,030	486,863
BB&T Corp.	8,430	396,378
JPMorgan Chase & Co.	4,700	405,563
M&T Bank Corp.	1,710	267,495
PNC Financial Services Group, Inc. (The)	2,520	294,739
U.S. Bancorp	9,010	462,844
Wells Fargo & Co.	12,380	682,262
		2,996,144
Beverages — 0.7%
PepsiCo, Inc.	1,380	144,389
Biotechnology — 0.7%
AbbVie, Inc.	2,320	145,278
Building Products — 2.4%
Johnson Controls International plc	11,650	479,863
Capital Markets — 5.2%
Ameriprise Financial, Inc.	1,100	122,034
Bank of New York Mellon Corp. (The)	8,420	398,940
BlackRock, Inc.	660	251,156
Invesco Ltd.	8,090	245,451
		1,017,581
Chemicals — 1.1%
Dow Chemical Co. (The)	3,710	212,286
Communications Equipment — 2.2%
Cisco Systems, Inc.	14,160	427,915
Containers and Packaging — 0.5%
WestRock Co.	1,870	94,940
Diversified Telecommunication Services — 1.4%
Verizon Communications, Inc.	5,190	277,042
Electric Utilities — 3.7%
Edison International	3,340	240,447
PG&E Corp.	2,100	127,617
PPL Corp.	3,560	121,218
Xcel Energy, Inc.	5,700	231,990
		721,272

8

	Shares	Value
Electrical Equipment — 0.7%
Rockwell Automation, Inc.	990	$133,056
Electronic Equipment, Instruments and Components — 1.2%
TE Connectivity Ltd.	3,470	240,402
Energy Equipment and Services — 4.0%
Baker Hughes, Inc.	3,050	198,159
Schlumberger Ltd.	6,990	586,810
		784,969
Equity Real Estate Investment Trusts (REITs) — 0.7%
Boston Properties, Inc.	1,140	143,389
Food and Staples Retailing — 3.6%
CVS Health Corp.	3,890	306,960
Wal-Mart Stores, Inc.	5,790	400,205
		707,165
Food Products — 1.0%
Mondelez International, Inc., Class A	4,320	191,506
Health Care Equipment and Supplies — 4.6%
Abbott Laboratories	6,640	255,043
Baxter International, Inc.	1,780	78,925
Medtronic plc	4,240	302,015
Zimmer Biomet Holdings, Inc.	2,550	263,160
		899,143
Health Care Providers and Services — 2.4%
Anthem, Inc.	1,070	153,834
HCA Holdings, Inc.(1)	2,370	175,427
McKesson Corp.	980	137,641
		466,902
Hotels, Restaurants and Leisure — 0.8%
Carnival Corp.	1,860	96,831
Marriott International, Inc., Class A	810	66,971
		163,802
Household Products — 2.7%
Procter & Gamble Co. (The)	6,310	530,545
Industrial Conglomerates — 1.7%
General Electric Co.	7,220	228,152
Honeywell International, Inc.	940	108,899
		337,051
Insurance — 4.5%
Aflac, Inc.	1,450	100,920
Allstate Corp. (The)	2,060	152,687
Chubb Ltd.	3,330	439,960
MetLife, Inc.	3,650	196,698
		890,265
Machinery — 1.6%
Ingersoll-Rand plc	4,090	306,914
Media — 0.5%
Walt Disney Co. (The)	1,030	107,347
Multiline Retail — 0.8%
Target Corp.	2,090	150,961
Oil, Gas and Consumable Fuels — 11.8%
Anadarko Petroleum Corp.	2,620	182,693

9

	Shares	Value
Chevron Corp.	4,340	$510,818
Exxon Mobil Corp.	2,010	181,423
Imperial Oil Ltd.	9,480	329,803
Occidental Petroleum Corp.	5,870	418,120
Royal Dutch Shell plc ADR	2,590	150,142
TOTAL SA ADR	10,890	555,063
		2,328,062
Pharmaceuticals — 8.1%
Allergan plc(1)	800	168,008
Johnson & Johnson	2,340	269,591
Merck & Co., Inc.	7,110	418,566
Pfizer, Inc.	19,640	637,907
Teva Pharmaceutical Industries Ltd. ADR	2,780	100,775
		1,594,847
Road and Rail — 1.1%
Union Pacific Corp.	2,010	208,397
Semiconductors and Semiconductor Equipment — 3.1%
Applied Materials, Inc.	9,000	290,430
Intel Corp.	4,310	156,324
Lam Research Corp.	1,530	161,767
		608,521
Software — 2.4%
Oracle Corp.	12,190	468,705
Specialty Retail — 1.3%
Advance Auto Parts, Inc.	1,010	170,811
Lowe's Cos., Inc.	1,050	74,676
		245,487
Technology Hardware, Storage and Peripherals — 1.3%
Apple, Inc.	2,160	250,171
TOTAL COMMON STOCKS (Cost $15,854,817)		19,358,180
EXCHANGE-TRADED FUNDS — 0.6%
iShares Russell 1000 Value ETF (Cost $118,818)	1,050	117,632
TEMPORARY CASH INVESTMENTS — 0.9%
Repurchase Agreement, Fixed Income Clearing Corp., (collateralized by various U.S. Treasury obligations, 3.75%, 11/15/43, valued at $107,533), at 0.10%, dated 12/30/16, due 1/3/17 (Delivery value $103,001)		103,000
State Street Institutional U.S. Government Money Market Fund, Premier Class	75,813	75,813
TOTAL TEMPORARY CASH INVESTMENTS (Cost $178,813)		178,813
TOTAL INVESTMENT SECURITIES — 100.0% (Cost $16,152,448)		19,654,625
OTHER ASSETS AND LIABILITIES†		5,398
TOTAL NET ASSETS — 100.0%		$19,660,023

10

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS
Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
CAD	13,231	USD	9,769	Morgan Stanley	3/31/17	$97
USD	295,074	CAD	394,697	Morgan Stanley	3/31/17	796
EUR	10,982	USD	11,522	UBS AG	3/31/17	89
EUR	13,968	USD	14,787	UBS AG	3/31/17	(18)
USD	492,106	EUR	471,904	UBS AG	3/31/17	(6,858)
GBP	4,331	USD	5,339	Credit Suisse AG	3/31/17	10
USD	130,065	GBP	104,767	Credit Suisse AG	3/31/17	667
USD	3,587	GBP	2,897	Credit Suisse AG	3/31/17	9
						$(5,208)

NOTES TO SCHEDULE OF INVESTMENTS
ADR	-	American Depositary Receipt
CAD	-	Canadian Dollar
EUR	-	Euro
GBP	-	British Pound
USD	-	United States Dollar

†	Category is less than 0.05% of total net assets.

(1)	Non-income producing.

See Notes to Financial Statements.

11

Statement of Assets and Liabilities

DECEMBER 31, 2016
Assets
Investment securities, at value (cost of $16,152,448)	$19,654,625
Cash	1,652
Foreign currency holdings, at value (cost of $3,308)	2,781
Receivable for investments sold	36,347
Receivable for capital shares sold	906
Unrealized appreciation on forward foreign currency exchange contracts	1,668
Dividends and interest receivable	47,491
19,745,470

Liabilities
Payable for investments purchased	39,163
Payable for capital shares redeemed	24,908
Unrealized depreciation on forward foreign currency exchange contracts	6,876
Accrued management fees	12,422
Distribution fees payable	2,078
85,447

Net Assets	$19,660,023

Net Assets Consist of:
Capital (par value and paid-in surplus)	$15,296,806
Undistributed net investment income	61,175
Undistributed net realized gain	805,599
Net unrealized appreciation	3,496,443
$19,660,023

	Net Assets	Shares Outstanding	Net Asset Value Per Share
Class I, $0.01 Par Value	$9,984,476	654,854	$15.25
Class II, $0.01 Par Value	$9,675,547	626,112	$15.45

See Notes to Financial Statements.

12

Statement of Operations

YEAR ENDED DECEMBER 31, 2016
Investment Income (Loss)
Income:
Dividends (net of foreign taxes withheld of $5,175)	$508,182
Interest	260
508,442

Expenses:
Management fees	153,571
Distribution fees - Class II	22,084
Directors' fees and expenses	593
Other expenses	268
176,516
Fees waived	(19,849)
156,667

Net investment income (loss)	351,775

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment transactions	1,053,748
Foreign currency transactions	30,358
1,084,106

Change in net unrealized appreciation (depreciation) on:
Investments	1,182,790
Translation of assets and liabilities in foreign currencies	(6,204)
1,176,586

Net realized and unrealized gain (loss)	2,260,692

Net Increase (Decrease) in Net Assets Resulting from Operations	$2,612,467

See Notes to Financial Statements.

13

Statement of Changes in Net Assets

YEARS ENDED DECEMBER 31, 2016 AND DECEMBER 31, 2015
Increase (Decrease) in Net Assets	December 31, 2016	December 31, 2015
Operations
Net investment income (loss)	$351,775	$257,112
Net realized gain (loss)	1,084,106	1,052,552
Change in net unrealized appreciation (depreciation)	1,176,586	(2,245,805)
Net increase (decrease) in net assets resulting from operations	2,612,467	(936,141)

Distributions to Shareholders
From net investment income:
Class I	(198,522)	(144,696)
Class II	(175,520)	(123,961)
From net realized gains:
Class I	(536,170)	(13,866)
Class II	(514,466)	(15,099)
Decrease in net assets from distributions	(1,424,678)	(297,622)

Capital Share Transactions
Net increase (decrease) in net assets from capital share transactions (Note 5)	963,487	1,680,464

Net increase (decrease) in net assets	2,151,276	446,701

Net Assets
Beginning of period	17,508,747	17,062,046
End of period	$19,660,023	$17,508,747

Undistributed net investment income	$61,175	$72,366

See Notes to Financial Statements.

14

Notes to Financial Statements

DECEMBER 31, 2016

1. Organization

American Century Variable Portfolios, Inc. (the corporation) is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company and is organized as a Maryland corporation. VP Large Company Value Fund (the fund) is one fund in a series issued by the corporation. The fund’s investment objective is to seek long-term capital growth. Income is a secondary objective.

The fund offers Class I and Class II. The share classes differ principally in their respective distribution and shareholder servicing expenses and arrangements. Class II is charged a lower unified management fee because it has a separate arrangement for distribution services.

2. Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the fund in preparation of its financial statements. The fund is an investment company and follows accounting and reporting guidance in accordance with accounting principles generally accepted in the United States of America. This may require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from these estimates. Management evaluated the impact of events or transactions occurring through the date the financial statements were issued that would merit recognition or disclosure.

Investment Valuations — The fund determines the fair value of its investments and computes its net asset value per share at the close of regular trading (usually 4 p.m. Eastern time) on the New York Stock Exchange (NYSE) on each day the NYSE is open. The Board of Directors has adopted valuation policies and procedures to guide the investment advisor in the fund’s investment valuation process and to provide methodologies for the oversight of the fund’s pricing function.

Equity securities that are listed or traded on a domestic securities exchange are valued at the last reported sales price or at the official closing price as provided by the exchange. Equity securities traded on foreign securities exchanges are generally valued at the closing price of such securities on the exchange where primarily traded or at the close of the NYSE, if that is earlier. If no last sales price is reported, or if local convention or regulation so provides, the mean of the latest bid and asked prices may be used. Securities traded over-the-counter are valued at the mean of the latest bid and asked prices, the last sales price, or the official closing price. Equity securities initially expressed in local currencies are translated into U.S. dollars at the mean of the appropriate currency exchange rate at the close of the NYSE as provided by an independent pricing service.

Open-end management investment companies are valued at the reported net asset value per share. Repurchase agreements are valued at cost, which approximates fair value. Forward foreign currency exchange contracts are valued at the mean of the appropriate forward exchange rate at the close of the NYSE as provided by an independent pricing service.

If the fund determines that the market price for an investment is not readily available or the valuation methods mentioned above do not reflect an investment’s fair value, such investment is valued as determined in good faith by the Board of Directors or its delegate, in accordance with policies and procedures adopted by the Board of Directors. In its determination of fair value, the fund may review several factors including, but not limited to, market information regarding the specific investment or comparable investments and correlation with other investment types, futures indices or general market indicators. Circumstances that may cause the fund to use these procedures to value an investment include, but are not limited to: an investment has been declared in default or is distressed; trading in a security has been suspended during the trading day or a security is not actively trading on its principal exchange; prices received from a regular pricing source are deemed unreliable; or there is a foreign market holiday and no trading occurred.

The fund monitors for significant events occurring after the close of an investment’s primary exchange but before the fund’s net asset value per share is determined. Significant events may include, but are not limited to: corporate announcements and transactions; governmental action and political unrest that could impact a specific investment or an investment sector; or armed conflicts, natural disasters and similar events that could

15

affect investments in a specific country or region. The fund also monitors for significant fluctuations between domestic and foreign markets, as evidenced by the U.S. market or such other indicators that the Board of Directors, or its delegate, deems appropriate. If significant fluctuations in foreign markets are identified, the fund may apply a model-derived factor to the closing price of equity securities traded on foreign securities exchanges. The factor is based on observable market data as provided by an independent pricing service.

Security Transactions — Security transactions are accounted for as of the trade date. Net realized gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes.

Investment Income — Dividend income less foreign taxes withheld, if any, is recorded as of the ex-dividend date. Distributions received on securities that represent a return of capital or long-term capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The fund may estimate the components of distributions received that may be considered nontaxable distributions or long-term capital gain distributions for income tax purposes. Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums.

Foreign Currency Translations — All assets and liabilities initially expressed in foreign currencies are translated into U.S. dollars at prevailing exchange rates at period end. The fund may enter into spot foreign currency exchange contracts to facilitate transactions denominated in a foreign currency. Purchases and sales of investment securities, dividend and interest income, spot foreign currency exchange contracts, and expenses are translated at the rates of exchange prevailing on the respective dates of such transactions. Net realized and unrealized foreign currency exchange gains or losses related to investment securities are a component of net realized gain (loss) on investment transactions and change in net unrealized appreciation (depreciation) on investments, respectively.

Repurchase Agreements — The fund may enter into repurchase agreements with institutions that American Century Investment Management, Inc. (ACIM) (the investment advisor) has determined are creditworthy pursuant to criteria adopted by the Board of Directors. The fund requires that the collateral, represented by securities, received in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the fund to obtain those securities in the event of a default under the repurchase agreement. ACIM monitors, on a daily basis, the securities transferred to ensure the value, including accrued interest, of the securities under each repurchase agreement is equal to or greater than amounts owed to the fund under each repurchase agreement.

Joint Trading Account — Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the fund, along with certain other funds in the American Century Investments family of funds, may transfer uninvested cash balances into a joint trading account. These balances are invested in one or more repurchase agreements that are collateralized by U.S. Treasury or Agency obligations.

Income Tax Status — It is the fund’s policy to distribute substantially all net investment income and net realized gains to shareholders and to otherwise qualify as a regulated investment company under provisions of the Internal Revenue Code. Accordingly, no provision has been made for income taxes. The fund files U.S. federal, state, local and non-U.S. tax returns as applicable. The fund's tax returns are subject to examination by the relevant taxing authority until expiration of the applicable statute of limitations, which is generally three years from the date of filing but can be longer in certain jurisdictions. At this time, management believes there are no uncertain tax positions which, based on their technical merit, would not be sustained upon examination and for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Multiple Class — All shares of the fund represent an equal pro rata interest in the net assets of the class to which such shares belong, and have identical voting, dividend, liquidation and other rights and the same terms and conditions, except for class specific expenses and exclusive rights to vote on matters affecting only individual classes. Income, non-class specific expenses, and realized and unrealized capital gains and losses of the fund are allocated to each class of shares based on their relative net assets.

Distributions to Shareholders — Distributions from net investment income, if any, are generally declared and paid quarterly. Distributions from net realized gains, if any, are generally declared and paid annually.

Indemnifications — Under the corporation’s organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the fund. In addition, in the normal course of business, the fund enters into contracts that provide general indemnifications. The maximum exposure under these arrangements is unknown as this would involve future claims that may be made against a fund. The risk of material loss from such claims is considered by management to be remote.

16

3. Fees and Transactions with Related Parties

Certain officers and directors of the corporation are also officers and/or directors of American Century Companies, Inc. (ACC). The corporation’s investment advisor, ACIM, the corporation's distributor, American Century Investment Services, Inc. (ACIS), and the corporation’s transfer agent, American Century Services, LLC, are wholly owned, directly or indirectly, by ACC.

Management Fees — The corporation has entered into a management agreement with ACIM, under which ACIM provides the fund with investment advisory and management services in exchange for a single, unified management fee (the fee) per class. The agreement provides that all expenses of managing and operating the fund, except distribution fees, brokerage expenses, taxes, interest, fees and expenses of the independent directors (including legal counsel fees), and extraordinary expenses, will be paid by ACIM. The fee is computed and accrued daily based on each class’s daily net assets and paid monthly in arrears. The rate of the fee is determined by applying a fee rate calculation formula. This formula takes into account the fund’s assets as well as certain assets, if any, of other clients of the investment advisor outside the American Century Investments family of funds (such as subadvised funds and separate accounts) that have very similar investment teams and investment strategies (strategy assets). The annual management fee schedule ranges from 0.70% to 0.90% for Class I and from 0.60% to 0.80% for Class II. During the year ended December 31, 2016, the investment advisor agreed to waive 0.11% of the fund's management fee. The investment advisor expects this waiver to continue until July 31, 2017, and cannot terminate it prior to such date without the approval of the Board of Directors. The total amount of the waiver for each class for the year ended December 31, 2016 was $10,132 and $9,717 for Class I and Class II, respectively. The effective annual management fee before waiver for each class for the year ended December 31, 2016 was 0.90% and 0.80% for Class I and Class II, respectively. The effective annual management fee after waiver for each class for the year ended December 31, 2016 was 0.79% and 0.69% for Class I and Class II, respectively.

Distribution Fees — The Board of Directors has adopted the Master Distribution Plan (the plan) for Class II, pursuant to Rule 12b-1 of the 1940 Act. The plan provides that Class II will pay ACIS an annual distribution fee equal to 0.25%. The fee is computed and accrued daily based on the Class II daily net assets and paid monthly in arrears. The distribution fee provides compensation for expenses incurred in connection with distributing shares of Class II including, but not limited to, payments to brokers, dealers, and financial institutions that have entered into sales agreements with respect to shares of the fund. Fees incurred under the plan during the year ended December 31, 2016 are detailed in the Statement of Operations.

Directors' Fees and Expenses — The Board of Directors is responsible for overseeing the investment advisor’s management and operations of the fund. The directors receive detailed information about the fund and its investment advisor regularly throughout the year, and meet at least quarterly with management of the investment advisor to review reports about fund operations. The fund’s officers do not receive compensation from the fund.

Interfund Transactions — The fund may enter into security transactions with other American Century Investments funds and other client accounts of the investment advisor, in accordance with the 1940 Act rules and procedures adopted by the Board of Directors. The rules and procedures require, among other things, that these transactions be effected at the independent current market price of the security. During the period, the interfund purchases and sales were $208,097 and $93,693, respectively. The effect of interfund transactions on the Statement of Operations was $(5,063) in net realized gain (loss) on investment transactions.

4. Investment Transactions

Purchases and sales of investment securities, excluding short-term investments, for the year ended December 31, 2016 were $13,767,870 and $13,947,768, respectively.

17

5. Capital Share Transactions

Transactions in shares of the fund were as follows:

	Year ended December 31, 2016		Year ended December 31, 2015
	Shares	Amount	Shares	Amount
Class I/Shares Authorized	50,000,000		50,000,000
Sold	87,113	$1,228,987	324,255	$4,973,581
Issued in reinvestment of distributions	53,925	734,692	10,723	158,562
Redeemed	(90,374)	(1,289,270)	(226,277)	(3,285,759)
	50,664	674,409	108,701	1,846,384
Class II/Shares Authorized	50,000,000		50,000,000
Sold	162,594	2,358,352	137,356	2,072,112
Issued in reinvestment of distributions	50,007	689,986	9,271	139,060
Redeemed	(191,644)	(2,759,260)	(158,581)	(2,377,092)
	20,957	289,078	(11,954)	(165,920)
Net increase (decrease)	71,621	$963,487	96,747	$1,680,464

6. Fair Value Measurements

The fund’s investments valuation process is based on several considerations and may use multiple inputs to determine the fair value of the investments held by the fund. In conformity with accounting principles generally accepted in the United States of America, the inputs used to determine a valuation are classified into three broad levels.

•	Level 1 valuation inputs consist of unadjusted quoted prices in an active market for identical investments.

•
Level 2 valuation inputs consist of direct or indirect observable market data (including quoted prices for comparable investments, evaluations of subsequent market events, interest rates, prepayment speeds, credit risk, etc.). These inputs also consist of quoted prices for identical investments initially expressed in local currencies that are adjusted through translation into U.S. dollars.

•	Level 3 valuation inputs consist of unobservable data (including a fund’s own assumptions).

The level classification is based on the lowest level input that is significant to the fair valuation measurement. The valuation inputs are not necessarily an indication of the risks associated with investing in these securities or other financial instruments. There were no significant transfers between levels during the period.

The following is a summary of the level classifications as of period end. The Schedule of Investments provides additional information on the fund’s portfolio holdings.

	Level 1	Level 2	Level 3
Assets
Investment Securities
Common Stocks	$19,028,377	$329,803	—
Exchange-Traded Funds	117,632	—	—
Temporary Cash Investments	75,813	103,000	—
	$19,221,822	$432,803	—
Other Financial Instruments
Forward Foreign Currency Exchange Contracts	—	$1,668	—

Liabilities
Other Financial Instruments
Forward Foreign Currency Exchange Contracts	—	$6,876	—

18

7. Derivative Instruments

Foreign Currency Risk — The fund is subject to foreign currency exchange rate risk in the normal course of pursuing its investment objectives. The value of foreign investments held by a fund may be significantly affected by changes in foreign currency exchange rates. The dollar value of a foreign security generally decreases when the value of the dollar rises against the foreign currency in which the security is denominated and tends to increase when the value of the dollar declines against such foreign currency. A fund may enter into forward foreign currency exchange contracts to reduce a fund's exposure to foreign currency exchange rate fluctuations. The net U.S. dollar value of foreign currency underlying all contractual commitments held by a fund and the resulting unrealized appreciation or depreciation are determined daily. Realized gain or loss is recorded upon the termination of the contract. Net realized and unrealized gains or losses occurring during the holding period of forward foreign currency exchange contracts are a component of net realized gain (loss) on foreign currency transactions and change in net unrealized appreciation (depreciation) on translation of assets and liabilities in foreign currencies, respectively. A fund bears the risk of an unfavorable change in the foreign currency exchange rate underlying the forward contract. Additionally, losses, up to the fair value, may arise if the counterparties do not perform under the contract terms. The fund's average U.S. dollar exposure to foreign currency risk derivative instruments held during the period was $834,302.

The value of foreign currency risk derivative instruments as of December 31, 2016, is disclosed on the Statement of Assets and Liabilities as an asset of $1,668 in unrealized appreciation on forward foreign currency exchange contracts and a liability of $6,876 in unrealized depreciation on forward foreign currency exchange contracts. For the year ended December 31, 2016, the effect of foreign currency risk derivative instruments on the Statement of Operations was $30,372 in net realized gain (loss) on foreign currency transactions and $(6,187) in change in net unrealized appreciation (depreciation) on translation of assets and liabilities in foreign currencies.

8. Risk Factors

There are certain risks involved in investing in foreign securities. These risks include those resulting from future adverse political, social and economic developments, fluctuations in currency exchange rates, the possible imposition of exchange controls, and other foreign laws or restrictions.

9. Federal Tax Information

The tax character of distributions paid during the years ended December 31, 2016 and December 31, 2015 were as follows:

	2016	2015
Distributions Paid From
Ordinary income	$374,042	$268,657
Long-term capital gains	$1,050,636	$28,965

The book-basis character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. These differences reflect the differing character of certain income items and net realized gains and losses for financial statement and tax purposes, and may result in reclassification among certain capital accounts on the financial statements.

19

As of December 31, 2016, the federal tax cost of investments and the components of distributable earnings on a tax-basis were as follows:

Federal tax cost of investments	$16,429,448
Gross tax appreciation of investments	$3,420,488
Gross tax depreciation of investments	(195,311)
Net tax appreciation (depreciation) of investments	3,225,177
Net tax appreciation (depreciation) on derivatives and translation of assets and liabilities in foreign currencies	(526)
Net tax appreciation (depreciation)	$3,224,651
Undistributed ordinary income	$55,967
Accumulated long-term gains	$1,082,599

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is attributable primarily to the tax deferral of losses on wash sales.

10. Recently Issued Accounting Guidance

In October 2016, the Securities and Exchange Commission adopted new rules and forms as well as amendments to its rules and forms to modernize the reporting and disclosure of information by registered investment companies. The amendments to Regulation S-X will require standardized, enhanced disclosure about derivatives in investment company financial statements, as well as other provisions. Compliance with the amendments is effective on August 1, 2017. Management is currently evaluating the impact that adopting the amendments will have on the financial statement disclosures.

20

Financial Highlights

For a Share Outstanding Throughout the Years Ended December 31 (except as noted)
Per-Share Data										Ratios and Supplemental Data
		Income From Investment Operations:			Distributions From:					Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return(2)	Operating Expenses	Operating Expenses (before expense waiver)	Net Investment Income (Loss)	Net Investment Income (Loss) (before expense waiver)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
Class I
2016	$14.39	0.29	1.75	2.04	(0.31)	(0.87)	(1.18)	$15.25	15.25%	0.79%	0.90%	2.03%	1.92%	77%	$9,984
2015	$15.23	0.22	(0.81)	(0.59)	(0.23)	(0.02)	(0.25)	$14.39	(3.89)%	0.80%	0.91%	1.43%	1.32%	63%	$8,693
2014	$13.69	0.21	1.54	1.75	(0.21)	—	(0.21)	$15.23	12.87%	0.80%	0.90%	1.47%	1.37%	70%	$7,547
2013	$10.58	0.20	3.10	3.30	(0.19)	—	(0.19)	$13.69	31.33%	0.86%	0.91%	1.64%	1.59%	61%	$6,795
2012	$9.26	0.19	1.32	1.51	(0.19)	—	(0.19)	$10.58	16.40%	0.90%	0.91%	1.89%	1.88%	65%	$4,997
Class II
2016	$14.57	0.27	1.77	2.04	(0.29)	(0.87)	(1.16)	$15.45	15.02%	0.94%	1.05%	1.88%	1.77%	77%	$9,676
2015	$15.42	0.19	(0.81)	(0.62)	(0.21)	(0.02)	(0.23)	$14.57	(4.05)%	0.95%	1.06%	1.28%	1.17%	63%	$8,816
2014	$13.86	0.19	1.56	1.75	(0.19)	—	(0.19)	$15.42	12.77%	0.95%	1.05%	1.32%	1.22%	70%	$9,515
2013	$10.71	0.19	3.13	3.32	(0.17)	—	(0.17)	$13.86	31.04%	1.01%	1.06%	1.49%	1.44%	61%	$8,207
2012	$9.36	0.18	1.35	1.53	(0.18)	—	(0.18)	$10.71	16.37%	1.05%	1.06%	1.74%	1.73%	65%	$5,275

Notes to Financial Highlights

(1)	Computed using average shares outstanding throughout the period.

(2)	Total returns are calculated based on the net asset value of the last business day. Total returns for periods less than one year are not annualized.

See Notes to Financial Statements.

Report of Independent Registered Public Accounting Firm

To the Board of Directors and Shareholders of American Century Variable Portfolios, Inc.:
We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of VP Large Company Value Fund (the “Fund”), one of the funds constituting American Century Variable Portfolios, Inc., as of December 31, 2016, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.
We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2016, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of VP Large Company Value Fund of American Century Variable Portfolios, Inc. as of December 31, 2016, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Kansas City, Missouri
February 10, 2017

22

Management

The Board of Directors

The individuals listed below serve as directors of the funds. Each director will continue to serve in this capacity until death, retirement, resignation or removal from office. The board has adopted a mandatory retirement age for directors who are not “interested persons,” as that term is defined in the Investment Company Act (independent directors). Independent directors shall retire by December 31 of the year in which they reach their 75th birthday.
Mr. Thomas is an “interested person” because he currently serves as President and Chief Executive Officer of American Century Companies, Inc. (ACC), the parent company of American Century Investment Management, Inc. (ACIM or the advisor). The other directors (more than three-fourths of the total number) are independent. They are not employees, directors or officers of, and have no financial interest in, ACC or any of its wholly owned, direct or indirect, subsidiaries, including ACIM, American Century Investment Services, Inc. (ACIS) and American Century Services, LLC (ACS), and they do not have any other affiliations, positions or relationships that would cause them to be considered “interested persons” under the Investment Company Act. The directors serve in this capacity for seven (in the case of Mr. Thomas, 15) registered investment companies in the American Century Investments family of funds.
The following table presents additional information about the directors. The mailing address for each director is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Director	Other Directorships Held During Past 5 Years
Independent Directors
Barry Fink (1955)	Director	Since 2012 (independent since 2016)	Retired; Executive Vice President, ACC (2007 to 2013); President, ACS (2007 to 2013); Chief Operating Officer, ACC (2007 to 2012)	81	None
Andrea C. Hall (1945)	Director	Since 1997	Retired	81	None
Jan M. Lewis (1957)	Director	Since 2011	Retired; President and Chief Executive Officer, Catholic Charities of Northeast Kansas (human services organization) (2006 to 2013)	81	None
James A. Olson (1942)	Director and Chairman of the Board	Since 2007 (Chairman since 2014)	Member, Plaza Belmont LLC (private equity fund manager) (1999 to present)	81	Saia, Inc. (2002 to 2012) and EPR Properties (2003 to 2013)
M. Jeannine Strandjord (1945)	Director	Since 1994	Retired	81	Euronet Worldwide Inc.; MGP Ingredients, Inc.; and DST Systems Inc. (1996 to 2012)

23

Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Director	Other Directorships Held During Past 5 Years
Independent Directors
John R. Whitten (1946)	Director	Since 2008	Retired	81	Rudolph Technologies, Inc.
Stephen E. Yates (1948)	Director	Since 2012	Retired	81	None
Interested Director
Jonathan S. Thomas (1963)	Director and President	Since 2007	President and Chief Executive Officer, ACC (2007 to present). Also serves as Chief Executive Officer, ACS; Executive Vice President, ACIM; Director, ACC, ACIM and other ACC subsidiaries	126	BioMed Valley Discoveries, Inc.
The Statement of Additional Information has additional information about the fund's directors and is available without charge, upon request, by calling 1-800-378-9878.

24

Officers

The following table presents certain information about the executive officers of the funds. Each officer serves as an officer for each of the 15 investment companies in the American Century family of funds, unless otherwise noted. No officer is compensated for his or her service as an officer of the funds. The listed officers are interested persons of the funds and are appointed or re-appointed on an annual basis. The mailing address for each officer listed below is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Offices with the Funds	Principal Occupation(s) During the Past Five Years
Jonathan S. Thomas (1963)	Director and President since 2007	President and Chief Executive Officer, ACC (2007 to present). Also serves as Chief Executive Officer, ACS; Executive Vice President, ACIM; Director, ACC, ACIM and other ACC subsidiaries
Amy D. Shelton (1964)	Chief Compliance Officer and Vice President since 2014
Chief Compliance Officer, American Century funds, (2014 to present); Chief Compliance Officer, ACIM (2014 to present); Chief Compliance Officer, ACIS (2009 to present); Vice President, Client Interactions and Marketing, ACIS (2013 to 2014); Director, Client Interactions and Marketing, ACIS (2007 to 2013). Also serves as Vice President, ACIS

Charles A. Etherington (1957)	General Counsel since 2007 and Senior Vice President since 2006
Attorney, ACC (1994 to present); Vice President, ACC (2005 to present); General Counsel, ACC (2007 to present). Also serves as General Counsel, ACIM, ACS, ACIS and other ACC subsidiaries; and Senior Vice President, ACIM and ACS

C. Jean Wade (1964)	Vice President,Treasurer and Chief Financial Officer since 2012	Vice President, ACS (2000 to present)
Robert J. Leach (1966)	Vice President since 2006 and Assistant Treasurer since 2012	Vice President, ACS (2000 to present)
David H. Reinmiller (1963)	Vice President since 2000	Attorney, ACC (1994 to present); Associate General Counsel, ACC (2001 to present). Also serves as Vice President, ACIM and ACS
Ward D. Stauffer (1960)	Secretary since 2005	Attorney, ACC (2003 to present)

25

Additional Information

Proxy Voting Policies

A description of the policies that the fund's investment advisor uses in exercising the voting rights associated with the securities purchased and/or held by the fund is available without charge, upon request, by calling 1-800-378-9878. It is also available on the "About Us" page of American Century Investments’ website at americancentury.com and on the Securities and Exchange Commission’s website at sec.gov. Information regarding how the investment advisor voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the "About Us" page at americancentury.com. It is also available at sec.gov.

Quarterly Portfolio Disclosure

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Forms N-Q are available on the SEC’s website at sec.gov, and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The fund also makes its complete schedule of portfolio holdings for the most recent quarter of its fiscal year available on its website at ipro.americancentury.com (for Investment Professionals) and, upon request, by calling 1-800-378-9878.

Other Tax Information

The following information is provided pursuant to provisions of the Internal Revenue Code.

For corporate taxpayers, the fund hereby designates $374,042, or up to the maximum amount allowable, of ordinary income distributions paid during the fiscal year ended December 31, 2016 as qualified for the corporate dividends received deduction.

The fund hereby designates $1,050,636, or up to the maximum amount allowable, as long-term capital gain distributions (20% rate gain distributions) for the fiscal year ended December 31, 2016.

26

Notes

27

Notes

28

Contact Us	americancentury.com
Automated Information Line	1-800-345-8765
Investment Professional Service Representatives	1-800-345-6488
Telecommunications Relay Service for the Deaf	711

American Century Variable Portfolios, Inc.

Investment Advisor: American Century Investment Management, Inc. Kansas City, Missouri

This report and the statements it contains are submitted for the general information of our shareholders. The report is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

©2017 American Century Proprietary Holdings, Inc. All rights reserved. CL-ANN-91445 1702

Annual Report

December 31, 2016

VP Mid Cap Value Fund

Any opinions expressed in this report reflect those of the author as of the date of the report, and do not necessarily represent the opinions of American Century Investments® or any other person in the American Century Investments organization. Any such opinions are subject to change at any time based upon market or other conditions and American Century Investments disclaims any responsibility to update such opinions. These opinions may not be relied upon as investment advice and, because investment decisions made by American Century Investments funds are based on numerous factors, may not be relied upon as an indication of trading intent on behalf of any American Century Investments fund. Security examples are used for representational purposes only and are not intended as recommendations to purchase or sell securities. Performance information for comparative indices and securities is provided to American Century Investments by third party vendors. To the best of American Century Investments’ knowledge, such information is accurate at the time of printing.

Performance

Total Returns as of December 31, 2016
			Average Annual Returns
	Ticker Symbol	1 year	5 years	10 years	Inception Date
Class II	AVMTX	22.72%	16.19%	9.10%	10/29/04
Russell Midcap Value Index	—	20.00%	15.69%	7.58%	—
Class I	AVIPX	22.85%	16.35%	9.26%	12/1/04
Fund returns would have been lower if a portion of the fees had not been waived.

The performance information presented does not include charges and deductions imposed by the insurance company separate account under the variable annuity or variable life insurance contracts. The inclusion of such charges could significantly lower performance. Please refer to the insurance company separate account prospectus for a discussion of the charges related to insurance contracts.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Total returns for periods less than one year are not annualized. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. To obtain performance data current to the most recent month end, please call 1-800-345-6488 or visit ipro.americancentury.com (for Investment Professionals). For additional information about the fund, please consult the prospectus.

2

Growth of $10,000 Over 10 Years
$10,000 investment made December 31, 2006
Performance for other share classes will vary due to differences in fee structure.

Value on December 31, 2016
Class II — $23,909

Russell Midcap Value Index — $20,776

Ending value of Class II would have been lower if a portion of the fees had not been waived.

Total Annual Fund Operating Expenses
Class I	Class II
1.01%	1.16%
The total annual fund operating expenses shown is as stated in the fund’s prospectus current as of the date of this report. The prospectus may vary from the expense ratio shown elsewhere in this report because it is based on a different time period, includes acquired fund fees and expenses, and, if applicable, does not include fee waivers or expense reimbursements.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Total returns for periods less than one year are not annualized. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. To obtain performance data current to the most recent month end, please call 1-800-345-6488 or visit ipro.americancentury.com (for Investment Professionals). For additional information about the fund, please consult the prospectus.

3

Portfolio Commentary

Portfolio Managers: Kevin Toney, Michael Liss, Phil Davidson, and Brian Woglom
Performance Summary
VP Mid Cap Value returned 22.72%* for the 12 months ended December 31, 2016. By comparison, its benchmark, the Russell Midcap Value Index, returned 20.00%. The portfolio’s returns reflect operating expenses, while the index’s returns do not.
After a tumultuous first quarter, U.S. stocks delivered solid returns in 2016. The year was not without periods of volatility. At the start of the year, international economic weakness, falling oil prices, and political uncertainty around the globe weighed on market sentiment. Markets later rose in the face of improving growth trends and stabilizing commodity prices. In the fourth quarter, the market staged a strong rally after Trump’s election raised expectations for corporate tax cuts and regulation rollbacks. In November, the OPEC nations announced plans to reduce oil production, boosting oil prices and energy stocks. The Federal Reserve raised its target rate by 25 basis points in mid-December and hinted at additional rate hikes in 2017. As a result, the yield curve steepened in the fourth quarter, which was a boon for banks.
Against this backdrop, mid-cap stocks underperformed small caps, but outperformed large caps. Value stocks outperformed growth stocks, and higher-quality stocks (B+ or better) slightly outperformed lower-quality (B or worse) stocks. Ten of the 11 sectors in the Russell Midcap Value Index generated positive returns, with notable strength in materials and energy. These sectors benefited from rising commodity prices. Health care was the only sector with negative returns for the year.
Financials Boosted Performance

Security selection and an overweight in financials contributed positively to relative performance. Within the sector, stock choices in insurance and an overweight in the banking industry were particularly helpful. Banks suffered early in the year as interest rates fell, creating earnings visibility pressure. In the second half of the year, the improving economic growth outlook boosted yields, and bank profits benefited. Other catalysts for strong performance in the sector include the potential for lower corporate tax rates, optimism for economic growth and better credit, and the potential for an easing regulatory burden.
Industrials Added Value
Security selection and an overweight in industrials also helped returns, driven by several overweighted stocks in the building products and commercial services and supplies industries. Merger activity, post-election expectations, and improved economic growth prospects were drivers. One top contributor was the portfolio’s exposure in Tyco International, an Ireland-based security systems company, which merged with Johnson Controls International, a U.S.-based automotive and HVAC parts maker, effective September 2016. Prior to the merger, Tyco rose after Tyco and Johnson Controls both outlined over $1 billion in merger synergies in addition to ongoing productivity initiatives.

*All fund returns referenced in this commentary are for Class II shares. Fund returns would have been lower if a portion of the fees had not been waived. Performance for other share classes will vary due to differences in fee structure; when Class II performance exceeds that of the fund's benchmark, other share classes may not. See page 2 for returns for all share classes.

4

Underweight in Real Estate Enhanced Returns

An underweight in the real estate sector helped performance. The sector was hurt by rising interest rates. The portfolio’s underweight in real estate was driven by the team’s belief that REITs are generally overvalued.

Underweight in Materials Detracted

The portfolio’s underweight in the materials sector weighed on returns in the year. The materials sector outperformed on rising commodity prices and increased expectations for infrastructure spending following the election. The metals and mining industry generated especially strong returns. The portfolio had minimal exposure to the industry, as metals and mining companies are typically lower-quality stocks. The investment team has had valuation concerns on those stocks in the industry that meet their quality criteria.

Energy Sector Weighed on Returns

Stock selection in the energy sector also pressured portfolio performance, led by holdings in the oil, gas, and consumable fuels industry. The team added exposure to higher-quality, attractively valued names during the first-quarter energy sell-off. When the sector rallied later in the year, the portfolio’s higher-quality names had strong returns, but did not rally as significantly as the broad energy sector.

Outlook

As of December 31, 2016, the portfolio's largest overweights are in the financials, health care, and consumer staples sectors. In the financials sector, the portfolio is overweight in banks, though the team reduced its overweight on relative strength. Within health care, fourth-quarter volatility related to the potential repeal of the Affordable Care Act and pricing pressure in pharmaceuticals gave the team an opportunity to add to higher-quality stocks. In consumer staples, the investment team has identified many stocks that fit their investment criteria well.
The portfolio’s largest sector underweights are in the real estate, materials, and utilities sectors. The team believes that real estate has generally been overvalued for some time. In materials, the portfolio holds a few names in the containers and packaging industry and has very limited exposure to the metals and mining industry, where most stocks don’t meet the team’s quality criteria. In utilities, the team believes that valuations are overextended after utilities previously outperformed due to heavy interest from yield-seeking investors.

5

Fund Characteristics

DECEMBER 31, 2016
Top Ten Holdings	% of net assets
Northern Trust Corp.	3.1%
iShares Russell Mid-Cap Value ETF	2.7%
Johnson Controls International plc	2.7%
Zimmer Biomet Holdings, Inc.	1.8%
Imperial Oil Ltd.	1.8%
Applied Materials, Inc.	1.6%
EQT Corp.	1.6%
Baker Hughes, Inc.	1.6%
Noble Energy, Inc.	1.5%
Weyerhaeuser Co.	1.5%

Top Five Industries	% of net assets
Oil, Gas and Consumable Fuels	9.0%
Banks	8.7%
Insurance	6.9%
Capital Markets	6.6%
Food Products	5.7%

Types of Investments in Portfolio	% of net assets
Common Stocks	94.2%
Exchange-Traded Funds	2.7%
Total Equity Exposure	96.9%
Temporary Cash Investments	3.2%
Other Assets and Liabilities	(0.1)%

6

Shareholder Fee Example

Fund shareholders may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption/exchange fees; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in your fund and to compare these costs with the ongoing cost of investing in other mutual funds.

The example is based on an investment of $1,000 made at the beginning of the period and held for the entire period from July 1, 2016 to December 31, 2016.

Actual Expenses

The table provides information about actual account values and actual expenses for each class. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. First, identify the share class you own. Then simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The table also provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio of each class of your fund and an assumed rate of return of 5% per year before expenses, which is not the actual return of a fund’s share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption/exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 7/1/16	Ending Account Value 12/31/16	Expenses Paid During Period(1) 7/1/16 - 12/31/16	Annualized Expense Ratio(1)
Actual
Class I (after waiver)	$1,000	$1,110.10	$4.61	0.87%
Class I (before waiver)	$1,000	$1,110.10(2)	$5.30	1.00%
Class II (after waiver)	$1,000	$1,109.80	$5.41	1.02%
Class II (before waiver)	$1,000	$1,109.80(2)	$6.10	1.15%
Hypothetical
Class I (after waiver)	$1,000	$1,020.76	$4.42	0.87%
Class I (before waiver)	$1,000	$1,020.11	$5.08	1.00%
Class II (after waiver)	$1,000	$1,020.01	$5.18	1.02%
Class II (before waiver)	$1,000	$1,019.36	$5.84	1.15%

(1)
Expenses are equal to the class's annualized expense ratio listed in the table above, multiplied by the average account value over the period, multiplied by 184, the number of days in the most recent fiscal half-year, divided by 366, to reflect the one-half year period.

(2)	Ending account value assumes the return earned after waiver and would have been lower if a portion of the fees had not been waived.

7

Schedule of Investments

DECEMBER 31, 2016

	Shares	Value
COMMON STOCKS — 94.2%
Aerospace and Defense — 1.2%
Textron, Inc.	292,924	$14,224,390
Auto Components — 1.0%
Delphi Automotive plc	178,681	12,034,165
Automobiles — 0.9%
Honda Motor Co. Ltd. ADR	354,202	10,339,156
Banks — 8.7%
Bank of Hawaii Corp.	93,955	8,332,869
BB&T Corp.	333,294	15,671,484
Comerica, Inc.	134,718	9,175,643
Commerce Bancshares, Inc.	227,969	13,178,888
M&T Bank Corp.	85,903	13,437,806
PNC Financial Services Group, Inc. (The)	136,153	15,924,455
SunTrust Banks, Inc.	163,390	8,961,941
UMB Financial Corp.	97,131	7,490,743
Westamerica Bancorporation	186,769	11,753,373
		103,927,202
Building Products — 2.7%
Johnson Controls International plc	789,117	32,503,729
Capital Markets — 6.6%
Ameriprise Financial, Inc.	95,026	10,542,184
Invesco Ltd.	425,340	12,904,816
Northern Trust Corp.	424,347	37,788,100
State Street Corp.	125,312	9,739,249
T. Rowe Price Group, Inc.	113,078	8,510,250
		79,484,599
Commercial Services and Supplies — 1.5%
Clean Harbors, Inc.(1)	55,078	3,065,091
Republic Services, Inc.	263,163	15,013,449
		18,078,540
Containers and Packaging — 2.3%
Bemis Co., Inc.	98,290	4,700,228
Sonoco Products Co.	144,534	7,616,942
WestRock Co.	311,516	15,815,667
		28,132,837
Diversified Telecommunication Services — 0.7%
Level 3 Communications, Inc.(1)	157,207	8,860,187
Electric Utilities — 4.5%
Edison International	241,707	17,400,487
Eversource Energy	90,280	4,986,164
PG&E Corp.	271,523	16,500,453
Xcel Energy, Inc.	382,824	15,580,937
		54,468,041
Electrical Equipment — 2.4%
Emerson Electric Co.	154,749	8,627,257
Hubbell, Inc.	124,250	14,499,975

8

	Shares	Value
Rockwell Automation, Inc.	45,171	$6,070,982
		29,198,214
Electronic Equipment, Instruments and Components — 2.1%
Keysight Technologies, Inc.(1)	381,151	13,938,692
TE Connectivity Ltd.	168,063	11,643,405
		25,582,097
Energy Equipment and Services — 3.9%
Baker Hughes, Inc.	290,120	18,849,096
FMC Technologies, Inc.(1)	74,776	2,656,791
Frank's International NV	418,083	5,146,602
Halliburton Co.	176,704	9,557,919
National Oilwell Varco, Inc.	283,974	10,631,987
		46,842,395
Equity Real Estate Investment Trusts (REITs) — 4.1%
Boston Properties, Inc.	7,390	929,514
Empire State Realty Trust, Inc.	237,115	4,787,352
Host Hotels & Resorts, Inc.	418,512	7,884,766
MGM Growth Properties LLC, Class A	254,775	6,448,355
Piedmont Office Realty Trust, Inc., Class A	467,518	9,775,801
Welltower, Inc.	15,590	1,043,439
Weyerhaeuser Co.	610,416	18,367,418
		49,236,645
Food and Staples Retailing — 0.8%
Sysco Corp.	179,669	9,948,273
Food Products — 5.7%
Conagra Brands, Inc.	414,500	16,393,475
General Mills, Inc.	148,646	9,181,864
J.M. Smucker Co. (The)	59,970	7,679,758
Kellogg Co.	134,395	9,906,256
Lamb Weston Holdings, Inc.(1)	114,484	4,333,219
Mead Johnson Nutrition Co.	89,861	6,358,564
Mondelez International, Inc., Class A	335,345	14,865,844
		68,718,980
Gas Utilities — 1.3%
Atmos Energy Corp.	94,349	6,995,978
Spire, Inc.	137,554	8,879,111
		15,875,089
Health Care Equipment and Supplies — 3.7%
Abbott Laboratories	185,907	7,140,688
Baxter International, Inc.	178,474	7,913,537
STERIS plc	117,972	7,950,133
Zimmer Biomet Holdings, Inc.	210,401	21,713,383
		44,717,741
Health Care Providers and Services — 4.5%
Cardinal Health, Inc.	121,640	8,754,431
Express Scripts Holding Co.(1)	89,238	6,138,682
HCA Holdings, Inc.(1)	49,139	3,637,269
LifePoint Health, Inc.(1)	322,382	18,311,298
McKesson Corp.	47,147	6,621,796
Quest Diagnostics, Inc.	109,206	10,036,031
		53,499,507

9

	Shares	Value
Hotels, Restaurants and Leisure — 0.7%
Carnival Corp.	162,146	$8,441,321
Household Durables — 0.7%
PulteGroup, Inc.	461,271	8,478,161
Industrial Conglomerates — 1.1%
Koninklijke Philips NV	436,981	13,319,623
Insurance — 6.9%
Aflac, Inc.	80,373	5,593,961
Allstate Corp. (The)	64,096	4,750,795
Brown & Brown, Inc.	227,315	10,197,351
Chubb Ltd.	129,592	17,121,695
MetLife, Inc.	162,792	8,772,861
ProAssurance Corp.	108,821	6,115,740
Reinsurance Group of America, Inc.	108,392	13,638,965
Torchmark Corp.	56,755	4,186,249
Unum Group	275,916	12,120,990
		82,498,607
Leisure Products — 0.4%
Mattel, Inc.	156,148	4,301,877
Machinery — 3.0%
Cummins, Inc.	72,831	9,953,813
Ingersoll-Rand plc	197,628	14,830,005
ITT, Inc.	71,090	2,741,941
Oshkosh Corp.	34,302	2,216,252
Parker-Hannifin Corp.	46,022	6,443,080
		36,185,091
Metals and Mining — 0.2%
Nucor Corp.	36,872	2,194,622
Multi-Utilities — 1.9%
Ameren Corp.	162,016	8,499,359
Consolidated Edison, Inc.	96,170	7,085,806
NorthWestern Corp.	124,839	7,099,594
		22,684,759
Multiline Retail — 0.9%
Target Corp.	157,391	11,368,352
Oil, Gas and Consumable Fuels — 9.0%
Anadarko Petroleum Corp.	224,341	15,643,298
Cimarex Energy Co.	33,696	4,579,286
Devon Energy Corp.	249,903	11,413,070
EQT Corp.	294,851	19,283,255
Imperial Oil Ltd.	607,457	21,133,070
Noble Energy, Inc.	484,208	18,428,957
Occidental Petroleum Corp.	200,675	14,294,080
Spectra Energy Partners LP	64,726	2,967,040
		107,742,056
Road and Rail — 2.0%
CSX Corp.	301,590	10,836,129
Heartland Express, Inc.	625,924	12,743,812
		23,579,941
Semiconductors and Semiconductor Equipment — 4.9%
Applied Materials, Inc.	604,543	19,508,603

10

	Shares	Value
Lam Research Corp.	112,038	$11,845,778
Maxim Integrated Products, Inc.	378,320	14,591,802
Teradyne, Inc.	484,069	12,295,352
		58,241,535
Specialty Retail — 1.9%
Advance Auto Parts, Inc.	76,958	13,015,137
CST Brands, Inc.	204,151	9,829,871
		22,845,008
Technology Hardware, Storage and Peripherals — 0.5%
NetApp, Inc.	182,508	6,437,057
Textiles, Apparel and Luxury Goods — 0.5%
Ralph Lauren Corp.	66,286	5,986,952
Thrifts and Mortgage Finance — 1.0%
Capitol Federal Financial, Inc.	736,524	12,123,185
TOTAL COMMON STOCKS (Cost $932,135,705)		1,132,099,934
EXCHANGE-TRADED FUNDS — 2.7%
iShares Russell Mid-Cap Value ETF (Cost $27,901,398)	406,381	32,685,224
TEMPORARY CASH INVESTMENTS — 3.2%
Repurchase Agreement, Fixed Income Clearing Corp., (collateralized by various U.S. Treasury obligations, 1.625%, 5/15/26, valued at $22,466,422), at 0.10%, dated 12/30/16, due 1/3/17 (Delivery value $22,025,245)		22,025,000
State Street Institutional U.S. Government Money Market Fund, Premier Class	15,887,807	15,887,807
TOTAL TEMPORARY CASH INVESTMENTS (Cost $37,912,807)		37,912,807
TOTAL INVESTMENT SECURITIES — 100.1% (Cost $997,949,910)		1,202,697,965
OTHER ASSETS AND LIABILITIES — (0.1)%		(1,567,113)
TOTAL NET ASSETS — 100.0%		$1,201,130,852

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS
Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
CAD	699,182	USD	516,196	Morgan Stanley	3/31/17	$5,099
USD	18,981,319	CAD	25,389,792	Morgan Stanley	3/31/17	51,235
USD	10,882,175	EUR	10,435,434	UBS AG	3/31/17	(151,663)
USD	268,900	EUR	256,289	UBS AG	3/31/17	(2,086)
USD	5,867,705	JPY	691,168,654	Credit Suisse AG	3/31/17	(71,808)
USD	224,485	JPY	26,415,147	Credit Suisse AG	3/31/17	(2,512)
						$(171,735)

NOTES TO SCHEDULE OF INVESTMENTS
ADR	-	American Depositary Receipt
CAD	-	Canadian Dollar
EUR	-	Euro
JPY	-	Japanese Yen
USD	-	United States Dollar

(1)	Non-income producing.

See Notes to Financial Statements.

11

Statement of Assets and Liabilities

DECEMBER 31, 2016
Assets
Investment securities, at value (cost of $997,949,910)	$1,202,697,965
Cash	77,752
Receivable for investments sold	1,969,825
Receivable for capital shares sold	1,418,463
Unrealized appreciation on forward foreign currency exchange contracts	56,334
Dividends and interest receivable	2,574,632
1,208,794,971

Liabilities
Payable for investments purchased	5,509,026
Payable for capital shares redeemed	947,581
Unrealized depreciation on forward foreign currency exchange contracts	228,069
Accrued management fees	801,591
Distribution fees payable	177,852
7,664,119

Net Assets	$1,201,130,852

Net Assets Consist of:
Capital (par value and paid-in surplus)	$985,775,138
Undistributed net investment income	3,302,752
Undistributed net realized gain	7,475,282
Net unrealized appreciation	204,577,680
$1,201,130,852

	Net Assets	Shares Outstanding	Net Asset Value Per Share
Class I, $0.01 Par Value	$359,605,951	17,030,746	$21.12
Class II, $0.01 Par Value	$841,524,901	39,824,009	$21.13

See Notes to Financial Statements.

12

Statement of Operations

YEAR ENDED DECEMBER 31, 2016
Investment Income (Loss)
Income:
Dividends (net of foreign taxes withheld of $76,384)	$23,880,539
Interest	36,155
23,916,694

Expenses:
Management fees	9,066,981
Distribution fees - Class II	1,674,750
Directors' fees and expenses	31,491
Other expenses	235
10,773,457
Fees waived	(1,259,446)
9,514,011

Net investment income (loss)	14,402,683

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment transactions	28,731,857
Foreign currency transactions	913,216
29,645,073

Change in net unrealized appreciation (depreciation) on:
Investments	160,825,502
Translation of assets and liabilities in foreign currencies	(116,459)
160,709,043

Net realized and unrealized gain (loss)	190,354,116

Net Increase (Decrease) in Net Assets Resulting from Operations	$204,756,799

See Notes to Financial Statements.

13

Statement of Changes in Net Assets

YEARS ENDED DECEMBER 31, 2016 AND DECEMBER 31, 2015
Increase (Decrease) in Net Assets	December 31, 2016	December 31, 2015
Operations
Net investment income (loss)	$14,402,683	$9,132,055
Net realized gain (loss)	29,645,073	47,486,593
Change in net unrealized appreciation (depreciation)	160,709,043	(69,588,709)
Net increase (decrease) in net assets resulting from operations	204,756,799	(12,970,061)

Distributions to Shareholders
From net investment income:
Class I	(5,293,528)	(4,088,037)
Class II	(10,583,850)	(8,024,490)
From net realized gains:
Class I	(14,296,702)	(10,379,596)
Class II	(29,325,977)	(23,528,578)
Decrease in net assets from distributions	(59,500,057)	(46,020,701)

Capital Share Transactions
Net increase (decrease) in net assets from capital share transactions (Note 5)	234,456,237	173,816,195

Net increase (decrease) in net assets	379,712,979	114,825,433

Net Assets
Beginning of period	821,417,873	706,592,440
End of period	$1,201,130,852	$821,417,873

Undistributed net investment income	$3,302,752	$3,960,071

See Notes to Financial Statements.

14

Notes to Financial Statements

DECEMBER 31, 2016

1. Organization

American Century Variable Portfolios, Inc. (the corporation) is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company and is organized as a Maryland corporation. VP Mid Cap Value Fund (the fund) is one fund in a series issued by the corporation. The fund’s investment objective is to seek long-term capital growth. Income is a secondary objective.

The fund offers Class I and Class II. The share classes differ principally in their respective distribution and shareholder servicing expenses and arrangements. Class II is charged a lower unified management fee because it has a separate arrangement for distribution services.

2. Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the fund in preparation of its financial statements. The fund is an investment company and follows accounting and reporting guidance in accordance with accounting principles generally accepted in the United States of America. This may require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from these estimates. Management evaluated the impact of events or transactions occurring through the date the financial statements were issued that would merit recognition or disclosure.

Investment Valuations — The fund determines the fair value of its investments and computes its net asset value per share at the close of regular trading (usually 4 p.m. Eastern time) on the New York Stock Exchange (NYSE) on each day the NYSE is open. The Board of Directors has adopted valuation policies and procedures to guide the investment advisor in the fund’s investment valuation process and to provide methodologies for the oversight of the fund’s pricing function.

Equity securities that are listed or traded on a domestic securities exchange are valued at the last reported sales price or at the official closing price as provided by the exchange. Equity securities traded on foreign securities exchanges are generally valued at the closing price of such securities on the exchange where primarily traded or at the close of the NYSE, if that is earlier. If no last sales price is reported, or if local convention or regulation so provides, the mean of the latest bid and asked prices may be used. Securities traded over-the-counter are valued at the mean of the latest bid and asked prices, the last sales price, or the official closing price. Equity securities initially expressed in local currencies are translated into U.S. dollars at the mean of the appropriate currency exchange rate at the close of the NYSE as provided by an independent pricing service.

Open-end management investment companies are valued at the reported net asset value per share. Repurchase agreements are valued at cost, which approximates fair value. Forward foreign currency exchange contracts are valued at the mean of the appropriate forward exchange rate at the close of the NYSE as provided by an independent pricing service.

If the fund determines that the market price for an investment is not readily available or the valuation methods mentioned above do not reflect an investment’s fair value, such investment is valued as determined in good faith by the Board of Directors or its delegate, in accordance with policies and procedures adopted by the Board of Directors. In its determination of fair value, the fund may review several factors including, but not limited to, market information regarding the specific investment or comparable investments and correlation with other investment types, futures indices or general market indicators. Circumstances that may cause the fund to use these procedures to value an investment include, but are not limited to: an investment has been declared in default or is distressed; trading in a security has been suspended during the trading day or a security is not actively trading on its principal exchange; prices received from a regular pricing source are deemed unreliable; or there is a foreign market holiday and no trading occurred.

The fund monitors for significant events occurring after the close of an investment’s primary exchange but before the fund’s net asset value per share is determined. Significant events may include, but are not limited to: corporate announcements and transactions; governmental action and political unrest that could impact a specific investment or an investment sector; or armed conflicts, natural disasters and similar events that could affect investments in a specific country or region. The fund also monitors for significant fluctuations between

15

domestic and foreign markets, as evidenced by the U.S. market or such other indicators that the Board of Directors, or its delegate, deems appropriate. If significant fluctuations in foreign markets are identified, the fund may apply a model-derived factor to the closing price of equity securities traded on foreign securities exchanges. The factor is based on observable market data as provided by an independent pricing service.

Security Transactions — Security transactions are accounted for as of the trade date. Net realized gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes.

Investment Income — Dividend income less foreign taxes withheld, if any, is recorded as of the ex-dividend date. Distributions received on securities that represent a return of capital or long-term capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The fund may estimate the components of distributions received that may be considered nontaxable distributions or long-term capital gain distributions for income tax purposes. Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums.

Foreign Currency Translations — All assets and liabilities initially expressed in foreign currencies are translated into U.S. dollars at prevailing exchange rates at period end. The fund may enter into spot foreign currency exchange contracts to facilitate transactions denominated in a foreign currency. Purchases and sales of investment securities, dividend and interest income, spot foreign currency exchange contracts, and expenses are translated at the rates of exchange prevailing on the respective dates of such transactions. Net realized and unrealized foreign currency exchange gains or losses related to investment securities are a component of net realized gain (loss) on investment transactions and change in net unrealized appreciation (depreciation) on investments, respectively.

Repurchase Agreements — The fund may enter into repurchase agreements with institutions that American Century Investment Management, Inc. (ACIM) (the investment advisor) has determined are creditworthy pursuant to criteria adopted by the Board of Directors. The fund requires that the collateral, represented by securities, received in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the fund to obtain those securities in the event of a default under the repurchase agreement. ACIM monitors, on a daily basis, the securities transferred to ensure the value, including accrued interest, of the securities under each repurchase agreement is equal to or greater than amounts owed to the fund under each repurchase agreement.

Joint Trading Account — Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the fund, along with certain other funds in the American Century Investments family of funds, may transfer uninvested cash balances into a joint trading account. These balances are invested in one or more repurchase agreements that are collateralized by U.S. Treasury or Agency obligations.

Income Tax Status — It is the fund’s policy to distribute substantially all net investment income and net realized gains to shareholders and to otherwise qualify as a regulated investment company under provisions of the Internal Revenue Code. Accordingly, no provision has been made for income taxes. The fund files U.S. federal, state, local and non-U.S. tax returns as applicable. The fund's tax returns are subject to examination by the relevant taxing authority until expiration of the applicable statute of limitations, which is generally three years from the date of filing but can be longer in certain jurisdictions. At this time, management believes there are no uncertain tax positions which, based on their technical merit, would not be sustained upon examination and for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Multiple Class — All shares of the fund represent an equal pro rata interest in the net assets of the class to which such shares belong, and have identical voting, dividend, liquidation and other rights and the same terms and conditions, except for class specific expenses and exclusive rights to vote on matters affecting only individual classes. Income, non-class specific expenses, and realized and unrealized capital gains and losses of the fund are allocated to each class of shares based on their relative net assets.

Distributions to Shareholders — Distributions from net investment income, if any, are generally declared and paid quarterly. Distributions from net realized gains, if any, are generally declared and paid annually.

Indemnifications — Under the corporation’s organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the fund. In addition, in the normal course of business, the fund enters into contracts that provide general indemnifications. The maximum exposure under these arrangements is unknown as this would involve future claims that may be made against a fund. The risk of material loss from such claims is considered by management to be remote.

16

3. Fees and Transactions with Related Parties

Certain officers and directors of the corporation are also officers and/or directors of American Century Companies, Inc. (ACC). The corporation’s investment advisor, ACIM, the corporation's distributor, American Century Investment Services, Inc. (ACIS), and the corporation’s transfer agent, American Century Services, LLC, are wholly owned, directly or indirectly, by ACC.

Management Fees — The corporation has entered into a management agreement with ACIM, under which ACIM provides the fund with investment advisory and management services in exchange for a single, unified management fee (the fee) per class. The agreement provides that all expenses of managing and operating the fund, except distribution fees, brokerage expenses, taxes, interest, fees and expenses of the independent directors (including legal counsel fees), and extraordinary expenses, will be paid by ACIM. The fee is computed and accrued daily based on each class's daily net assets and paid monthly in arrears. The annual management fee for each class is 1.00% and 0.90% for Class I and Class II, respectively. From January 1, 2016 through July 31, 2016, the investment advisor agreed to waive 0.12% of the fund’s management fee. Effective August 1, 2016, the investment advisor agreed to waive 0.14% of the fund's management fee. The investment advisor expects this waiver to continue until July 31, 2017 and cannot terminate it prior to such date without the approval of the Board of Directors. The total amount of the waiver for each class for the year ended December 31, 2016 was $391,927 and $867,519 for Class I and Class II, respectively. The effective annual management fee after waiver for each class for the year ended December 31, 2016 was 0.87% and 0.77% for Class I and Class II, respectively.

Distribution Fees — The Board of Directors has adopted the Master Distribution Plan (the plan) for Class II, pursuant to Rule 12b-1 of the 1940 Act. The plan provides that Class II will pay ACIS an annual distribution fee equal to 0.25%. The fee is computed and accrued daily based on the Class II daily net assets and paid monthly in arrears. The distribution fee provides compensation for expenses incurred in connection with distributing shares of Class II including, but not limited to, payments to brokers, dealers, and financial institutions that have entered into sales agreements with respect to shares of the fund. Fees incurred under the plan during the year ended December 31, 2016 are detailed in the Statement of Operations.

Directors' Fees and Expenses — The Board of Directors is responsible for overseeing the investment advisor’s management and operations of the fund. The directors receive detailed information about the fund and its investment advisor regularly throughout the year, and meet at least quarterly with management of the investment advisor to review reports about fund operations. The fund’s officers do not receive compensation from the fund.

Acquired Fund Fees and Expenses — The fund may invest in mutual funds, exchange-traded funds, and business development companies (the acquired funds). The fund will indirectly realize its pro rata share of the fees and expenses of the acquired funds in which it invests. These indirect fees and expenses are not paid out of the fund's assets but are reflected in the return realized by the fund on its investment in the acquired funds.

Interfund Transactions — The fund may enter into security transactions with other American Century Investments funds and other client accounts of the investment advisor, in accordance with the 1940 Act rules and procedures adopted by the Board of Directors. The rules and procedures require, among other things, that these transactions be effected at the independent current market price of the security. During the period, the interfund purchases and sales were $4,989,749 and $2,955,434, respectively. The effect of interfund transactions on the Statement of Operations was $297,313 in net realized gain (loss) on investment transactions.

4. Investment Transactions

Purchases and sales of investment securities, excluding short-term investments, for the year ended December 31, 2016 were $642,851,767 and $467,125,735, respectively.

17

5. Capital Share Transactions

Transactions in shares of the fund were as follows:

	Year ended December 31, 2016		Year ended December 31, 2015
	Shares	Amount	Shares	Amount
Class I/Shares Authorized	100,000,000		100,000,000
Sold	5,668,978	$109,004,537	6,281,314	$120,516,053
Issued in reinvestment of distributions	1,037,897	19,126,326	742,672	14,154,729
Redeemed	(4,297,908)	(81,951,583)	(3,013,253)	(57,415,113)
	2,408,967	46,179,280	4,010,733	77,255,669
Class II/Shares Authorized	150,000,000		150,000,000
Sold	11,555,388	223,558,078	8,331,317	159,539,307
Issued in reinvestment of distributions	2,163,482	39,909,827	1,652,793	31,553,068
Redeemed	(3,922,449)	(75,190,948)	(4,946,818)	(94,531,849)
	9,796,421	188,276,957	5,037,292	96,560,526
Net increase (decrease)	12,205,388	$234,456,237	9,048,025	$173,816,195

6. Fair Value Measurements

The fund’s investments valuation process is based on several considerations and may use multiple inputs to determine the fair value of the investments held by the fund. In conformity with accounting principles generally accepted in the United States of America, the inputs used to determine a valuation are classified into three broad levels.

•	Level 1 valuation inputs consist of unadjusted quoted prices in an active market for identical investments.

•
Level 2 valuation inputs consist of direct or indirect observable market data (including quoted prices for comparable investments, evaluations of subsequent market events, interest rates, prepayment speeds, credit risk, etc.). These inputs also consist of quoted prices for identical investments initially expressed in local currencies that are adjusted through translation into U.S. dollars.

•	Level 3 valuation inputs consist of unobservable data (including a fund’s own assumptions).

The level classification is based on the lowest level input that is significant to the fair valuation measurement. The valuation inputs are not necessarily an indication of the risks associated with investing in these securities or other financial instruments. There were no significant transfers between levels during the period.

The following is a summary of the level classifications as of period end. The Schedule of Investments provides additional information on the fund’s portfolio holdings.

	Level 1	Level 2	Level 3
Assets
Investment Securities
Common Stocks	$1,097,647,241	$34,452,693	—
Exchange-Traded Funds	32,685,224	—	—
Temporary Cash Investments	15,887,807	22,025,000	—
	$1,146,220,272	$56,477,693	—
Other Financial Instruments
Forward Foreign Currency Exchange Contracts	—	$56,334	—

Liabilities
Other Financial Instruments
Forward Foreign Currency Exchange Contracts	—	$228,069	—

18

7. Derivative Instruments

Foreign Currency Risk — The fund is subject to foreign currency exchange rate risk in the normal course of pursuing its investment objectives. The value of foreign investments held by a fund may be significantly affected by changes in foreign currency exchange rates. The dollar value of a foreign security generally decreases when the value of the dollar rises against the foreign currency in which the security is denominated and tends to increase when the value of the dollar declines against such foreign currency. A fund may enter into forward foreign currency exchange contracts to reduce a fund's exposure to foreign currency exchange rate fluctuations. The net U.S. dollar value of foreign currency underlying all contractual commitments held by a fund and the resulting unrealized appreciation or depreciation are determined daily. Realized gain or loss is recorded upon the termination of the contract. Net realized and unrealized gains or losses occurring during the holding period of forward foreign currency exchange contracts are a component of net realized gain (loss) on foreign currency transactions and change in net unrealized appreciation (depreciation) on translation of assets and liabilities in foreign currencies, respectively. A fund bears the risk of an unfavorable change in the foreign currency exchange rate underlying the forward contract. Additionally, losses, up to the fair value, may arise if the counterparties do not perform under the contract terms. The fund's average U.S. dollar exposure to foreign currency risk derivative instruments held during the period was $34,597,621.

The value of foreign currency risk derivative instruments as of December 31, 2016, is disclosed on the Statement of Assets and Liabilities as an asset of $56,334 in unrealized appreciation on forward foreign currency exchange contracts and a liability of $228,069 in unrealized depreciation on forward foreign currency exchange contracts. For the year ended December 31, 2016, the effect of foreign currency risk derivative instruments on the Statement of Operations was $912,786 in net realized gain (loss) on foreign currency transactions and $(119,137) in change in net unrealized appreciation (depreciation) on translation of assets and liabilities in foreign currencies.

8. Federal Tax Information

The tax character of distributions paid during the years ended December 31, 2016 and December 31, 2015 were as follows:

	2016	2015
Distributions Paid From
Ordinary income	$23,205,181	$21,230,561
Long-term capital gains	$36,294,876	$24,790,140

The book-basis character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. These differences reflect the differing character of certain income items and net realized gains and losses for financial statement and tax purposes, and may result in reclassification among certain capital accounts on the financial statements.

As of December 31, 2016, the federal tax cost of investments and the components of distributable earnings on a tax-basis were as follows:

Federal tax cost of investments	$1,010,558,567
Gross tax appreciation of investments	$201,462,458
Gross tax depreciation of investments	(9,323,060)
Net tax appreciation (depreciation) of investments	192,139,398
Net tax appreciation (depreciation) on derivatives and translation of assets and liabilities in foreign currencies	1,360
Net tax appreciation (depreciation)	$192,140,758
Undistributed ordinary income	$3,131,017
Accumulated long-term gains	$25,535,127
Accumulated short-term capital losses	$(5,451,188)

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is attributable primarily to the tax deferral of losses on wash sales.

19

Accumulated capital losses represent net capital loss carryovers that may be used to offset future realized capital gains for federal income tax purposes. As a result of a shift in ownership of the fund, the utilization of current capital loss carryovers are limited. Any remaining accumulated gains after application of this limitation will be distributed to shareholders. Future capital loss carryover utilization in any given year may be subject to Internal Revenue Code limitations. Capital loss carryovers expire in 2017.

9. Recently Issued Accounting Guidance

In October 2016, the Securities and Exchange Commission adopted new rules and forms as well as amendments to its rules and forms to modernize the reporting and disclosure of information by registered investment companies. The amendments to Regulation S-X will require standardized, enhanced disclosure about derivatives in investment company financial statements, as well as other provisions. Compliance with the amendments is effective on August 1, 2017. Management is currently evaluating the impact that adopting the amendments will have on the financial statement disclosures.

20

Financial Highlights

For a Share Outstanding Throughout the Years Ended December 31 (except as noted)
Per-Share Data										Ratios and Supplemental Data
		Income From Investment Operations:			Distributions From:					Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return(2)	Operating Expenses	Operating Expenses (before expense waiver)	Net Investment Income (Loss)	Net Investment Income (Loss) (before expense waiver)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
Class I
2016	$18.39	0.30	3.71	4.01	(0.33)	(0.95)	(1.28)	$21.12	22.85%	0.87%	1.00%	1.59%	1.46%	49%	$359,606
2015	$19.84	0.24	(0.49)	(0.25)	(0.32)	(0.88)	(1.20)	$18.39	(1.43)%	0.88%	1.00%	1.29%	1.17%	65%	$268,866
2014	$18.47	0.25	2.60	2.85	(0.22)	(1.26)	(1.48)	$19.84	16.42%	0.94%	1.00%	1.31%	1.25%	60%	$210,494
2013	$14.59	0.23	4.09	4.32	(0.20)	(0.24)	(0.44)	$18.47	30.11%	1.01%	1.01%	1.39%	1.39%	63%	$94,906
2012	$13.50	0.29	1.86	2.15	(0.28)	(0.78)	(1.06)	$14.59	16.33%	1.01%	1.01%	2.06%	2.06%	78%	$60,637
Class II
2016	$18.40	0.28	3.70	3.98	(0.30)	(0.95)	(1.25)	$21.13	22.72%	1.02%	1.15%	1.44%	1.31%	49%	$841,525
2015	$19.85	0.21	(0.49)	(0.28)	(0.29)	(0.88)	(1.17)	$18.40	(1.58)%	1.03%	1.15%	1.14%	1.02%	65%	$552,552
2014	$18.48	0.21	2.62	2.83	(0.20)	(1.26)	(1.46)	$19.85	16.24%	1.09%	1.15%	1.16%	1.10%	60%	$496,099
2013	$14.59	0.21	4.10	4.31	(0.18)	(0.24)	(0.42)	$18.48	29.90%	1.16%	1.16%	1.24%	1.24%	63%	$348,736
2012	$13.50	0.27	1.86	2.13	(0.26)	(0.78)	(1.04)	$14.59	16.23%	1.16%	1.16%	1.91%	1.91%	78%	$205,208

Notes to Financial Highlights

(1)	Computed using average shares outstanding throughout the period.

(2)	Total returns are calculated based on the net asset value of the last business day. Total returns for periods less than one year are not annualized.

See Notes to Financial Statements.

Report of Independent Registered Public Accounting Firm

To the Board of Directors and Shareholders of American Century Variable Portfolios, Inc.:
We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of VP Mid Cap Value Fund (the “Fund”), one of the funds constituting American Century Variable Portfolios, Inc., as of December 31, 2016, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.
We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2016, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of VP Mid Cap Value Fund of American Century Variable Portfolios, Inc. as of December 31, 2016, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Kansas City, Missouri
February 10, 2017

22

Management

The Board of Directors

The individuals listed below serve as directors of the funds. Each director will continue to serve in this capacity until death, retirement, resignation or removal from office. The board has adopted a mandatory retirement age for directors who are not “interested persons,” as that term is defined in the Investment Company Act (independent directors). Independent directors shall retire by December 31 of the year in which they reach their 75th birthday.
Mr. Thomas is an “interested person” because he currently serves as President and Chief Executive Officer of American Century Companies, Inc. (ACC), the parent company of American Century Investment Management, Inc. (ACIM or the advisor). The other directors (more than three-fourths of the total number) are independent. They are not employees, directors or officers of, and have no financial interest in, ACC or any of its wholly owned, direct or indirect, subsidiaries, including ACIM, American Century Investment Services, Inc. (ACIS) and American Century Services, LLC (ACS), and they do not have any other affiliations, positions or relationships that would cause them to be considered “interested persons” under the Investment Company Act. The directors serve in this capacity for seven (in the case of Mr. Thomas, 15) registered investment companies in the American Century Investments family of funds.
The following table presents additional information about the directors. The mailing address for each director is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Director	Other Directorships Held During Past 5 Years
Independent Directors
Barry Fink (1955)	Director	Since 2012 (independent since 2016)	Retired; Executive Vice President, ACC (2007 to 2013); President, ACS (2007 to 2013); Chief Operating Officer, ACC (2007 to 2012)	81	None
Andrea C. Hall (1945)	Director	Since 1997	Retired	81	None
Jan M. Lewis (1957)	Director	Since 2011	Retired; President and Chief Executive Officer, Catholic Charities of Northeast Kansas (human services organization) (2006 to 2013)	81	None
James A. Olson (1942)	Director and Chairman of the Board	Since 2007 (Chairman since 2014)	Member, Plaza Belmont LLC (private equity fund manager) (1999 to present)	81	Saia, Inc. (2002 to 2012) and EPR Properties (2003 to 2013)
M. Jeannine Strandjord (1945)	Director	Since 1994	Retired	81	Euronet Worldwide Inc.; MGP Ingredients, Inc.; and DST Systems Inc. (1996 to 2012)

23

Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Director	Other Directorships Held During Past 5 Years
Independent Directors
John R. Whitten (1946)	Director	Since 2008	Retired	81	Rudolph Technologies, Inc.
Stephen E. Yates (1948)	Director	Since 2012	Retired	81	None
Interested Director
Jonathan S. Thomas (1963)	Director and President	Since 2007	President and Chief Executive Officer, ACC (2007 to present). Also serves as Chief Executive Officer, ACS; Executive Vice President, ACIM; Director, ACC, ACIM and other ACC subsidiaries	126	BioMed Valley Discoveries, Inc.
The Statement of Additional Information has additional information about the fund's directors and is available without charge, upon request, by calling 1-800-378-9878.

24

Officers

The following table presents certain information about the executive officers of the funds. Each officer serves as an officer for each of the 15 investment companies in the American Century family of funds, unless otherwise noted. No officer is compensated for his or her service as an officer of the funds. The listed officers are interested persons of the funds and are appointed or re-appointed on an annual basis. The mailing address for each officer listed below is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Offices with the Funds	Principal Occupation(s) During the Past Five Years
Jonathan S. Thomas (1963)	Director and President since 2007	President and Chief Executive Officer, ACC (2007 to present). Also serves as Chief Executive Officer, ACS; Executive Vice President, ACIM; Director, ACC, ACIM and other ACC subsidiaries
Amy D. Shelton (1964)	Chief Compliance Officer and Vice President since 2014
Chief Compliance Officer, American Century funds, (2014 to present); Chief Compliance Officer, ACIM (2014 to present); Chief Compliance Officer, ACIS (2009 to present); Vice President, Client Interactions and Marketing, ACIS (2013 to 2014); Director, Client Interactions and Marketing, ACIS (2007 to 2013). Also serves as Vice President, ACIS

Charles A. Etherington (1957)	General Counsel since 2007 and Senior Vice President since 2006
Attorney, ACC (1994 to present); Vice President, ACC (2005 to present); General Counsel, ACC (2007 to present). Also serves as General Counsel, ACIM, ACS, ACIS and other ACC subsidiaries; and Senior Vice President, ACIM and ACS

C. Jean Wade (1964)	Vice President,Treasurer and Chief Financial Officer since 2012	Vice President, ACS (2000 to present)
Robert J. Leach (1966)	Vice President since 2006 and Assistant Treasurer since 2012	Vice President, ACS (2000 to present)
David H. Reinmiller (1963)	Vice President since 2000	Attorney, ACC (1994 to present); Associate General Counsel, ACC (2001 to present). Also serves as Vice President, ACIM and ACS
Ward D. Stauffer (1960)	Secretary since 2005	Attorney, ACC (2003 to present)

25

Additional Information

Proxy Voting Policies

A description of the policies that the fund's investment advisor uses in exercising the voting rights associated with the securities purchased and/or held by the fund is available without charge, upon request, by calling 1-800-378-9878. It is also available on the "About Us" page of American Century Investments’ website at americancentury.com and on the Securities and Exchange Commission’s website at sec.gov. Information regarding how the investment advisor voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the "About Us" page at americancentury.com. It is also available at sec.gov.

Quarterly Portfolio Disclosure

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Forms N-Q are available on the SEC’s website at sec.gov, and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The fund also makes its complete schedule of portfolio holdings for the most recent quarter of its fiscal year available on its website at ipro.americancentury.com (for Investment Professionals) and, upon request, by calling 1-800-378-9878.

Other Tax Information

The following information is provided pursuant to provisions of the Internal Revenue Code.

For corporate taxpayers, the fund hereby designates $18,084,551, or up to the maximum amount allowable, of ordinary income distributions paid during the fiscal year ended December 31, 2016 as qualified for the corporate dividends received deduction.

The fund hereby designates $7,323,833 as qualified short-term capital gain distributions for purposes of Internal Revenue Code Section 871 for the fiscal year ended December 31, 2016.

The fund hereby designates $36,294,876, or up to the maximum amount allowable, as long-term capital gain distributions (20% rate gain distributions) for the fiscal year ended December 31, 2016.

26

Notes

27

Notes

28

Contact Us	americancentury.com
Automated Information Line	1-800-345-8765
Investment Professional Service Representatives	1-800-345-6488
Telecommunications Relay Service for the Deaf	711

American Century Variable Portfolios, Inc.

Investment Advisor: American Century Investment Management, Inc. Kansas City, Missouri

This report and the statements it contains are submitted for the general information of our shareholders. The report is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

©2017 American Century Proprietary Holdings, Inc. All rights reserved. CL-ANN-91446 1702

Annual Report

December 31, 2016

VP Ultra® Fund

31

32

Any opinions expressed in this report reflect those of the author as of the date of the report, and do not necessarily represent the opinions of American Century Investments® or any other person in the American Century Investments organization. Any such opinions are subject to change at any time based upon market or other conditions and American Century Investments disclaims any responsibility to update such opinions. These opinions may not be relied upon as investment advice and, because investment decisions made by American Century Investments funds are based on numerous factors, may not be relied upon as an indication of trading intent on behalf of any American Century Investments fund. Security examples are used for representational purposes only and are not intended as recommendations to purchase or sell securities. Performance information for comparative indices and securities is provided to American Century Investments by third party vendors. To the best of American Century Investments’ knowledge, such information is accurate at the time of printing.

Performance

Total Returns as of December 31, 2016
			Average Annual Returns
	Ticker Symbol	1 year	5 years	10 years	Inception Date
Class I	AVPUX	4.45%	13.76%	7.85%	5/1/01
Russell 1000 Growth Index	—	7.08%	14.48%	8.33%	—
S&P 500 Index	—	11.96%	14.64%	6.94%	—
Class II	AVPSX	4.35%	13.60%	7.69%	5/1/02
Fund returns would have been lower if a portion of the fees had not been waived.

The performance information presented does not include charges and deductions imposed by the insurance company separate account under the variable annuity or variable life insurance contracts. The inclusion of such charges could significantly lower performance. Please refer to the insurance company separate account prospectus for a discussion of the charges related to insurance contracts.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Total returns for periods less than one year are not annualized. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. To obtain performance data current to the most recent month end, please call 1-800-345-6488 or visit ipro.americancentury.com (for Investment Professionals). For additional information about the fund, please consult the prospectus.

2

Growth of $10,000 Over 10 Years
$10,000 investment made December 31, 2006
Performance for other share classes will vary due to differences in fee structure.

Value on December 31, 2016
Class I — $21,302

Russell 1000 Growth Index — $22,266

S&P 500 Index — $19,572

Ending value of Class I would have been lower if a portion of the fees had not been waived.

Total Annual Fund Operating Expenses
Class I	Class II
1.01%	1.16%

The total annual fund operating expenses shown is as stated in the fund’s prospectus current as of the date of this report. The prospectus may vary from the expense ratio shown elsewhere in this report because it is based on a different time period, includes acquired fund fees and expenses, and, if applicable, does not include fee waivers or expense reimbursements.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Total returns for periods less than one year are not annualized. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. To obtain performance data current to the most recent month end, please call 1-800-345-6488 or visit ipro.americancentury.com (for Investment Professionals). For additional information about the fund, please consult the prospectus.

3

Portfolio Commentary

Portfolio Managers: Keith Lee, Michael Li, and Jeff Bourke

Performance Summary

VP Ultra returned 4.35%* for the 12 months ended December 31, 2016, lagging the 7.08% return of the portfolio’s benchmark, the Russell 1000 Growth Index.

U.S. stock indices posted solid gains during the reporting period, with small caps outperforming large and mid caps. Value-oriented stocks outperformed growth stocks by a wide margin across the capitalization spectrum, creating a headwind for the fund.

All sectors within the Russell 1000 Growth Index rose except for health care, which was hurt by concerns about the sustainability of high prescription drug prices and, following the presidential election, worries that a repeal of the Affordable Care Act (ACA) would curtail spending by hospitals. Defensive sectors like telecommunication services and utilities that pay sizable dividends were two of the top three gainers, especially in the first half of the year. Energy, industrials, financials, information technology, and materials also posted double-digit gains.

In the information technology, consumer discretionary, and consumer staples sectors, stock selection was a major source of underperformance relative to the benchmark. Not owning stocks in the telecommunication services sector also hampered performance. Stock decisions in the health care and financials sectors benefited performance. Stock selection and an overweight to energy were also positive as rising oil prices and OPEC’s agreement to curtail production lifted the sector.

Information Technology and Consumer Discretionary Stocks Led Detractors

Customer relationship management software maker salesforce.com underperformed amid speculation that it was preparing a takeover bid for Twitter and because the company reported slowing results in the U.S. Tableau Software, which provides data analytics software, was a key detractor as it suffered from slower license sales growth and lower guidance. Tableau Software was eliminated.

In the consumer discretionary sector, stock selection in the hotels, restaurants, and leisure and textiles, apparel, and luxury goods industries drove underperformance relative to the benchmark. Athletic shoe and apparel companies Under Armour and NIKE declined. Under Armour was affected by the bankruptcy of a long-time distributor and more aggressive competition. NIKE reported flat sales in North America, and saw the benefit of sizable gains in sales overseas offset by currency volatility. Coffee retailer Starbucks detracted as investors worried about slowing growth in same-store sales.

In the consumer staples sector, cosmetics firm Estee Lauder fell after posting weaker-than-expected earnings. Investors are also skeptical of the company’s ability to meet future targets.

* All fund returns referenced in this commentary are for Class II shares. Fund returns would have been lower if a portion of the fees had not been waived. Performance for other share classes will vary due to differences in fee structure; when Class II performance exceeds that of the fund’s benchmark, other share classes may not. See page 2 for returns for all share classes.

4

Although stock selection in health care was favorable for the fund, some holdings were major detractors. Pharmaceutical and biotechnology companies suffered from concerns that prescription drug prices could come under greater regulatory scrutiny. Additionally, Regeneron Pharmaceuticals declined on concerns that growth would slow due to competition and the pace of new drug releases, and Gilead Sciences underperformed on concerns about slowing growth in its key hepatitis C franchise.

Health Care and Financials Led Contributors

In the health care sector, UnitedHealth Group was a top relative contributor as the company raised guidance and was seen as a beneficiary of Trump administration policies. We consider UnitedHealth to be one of the strongest health care franchises. The company is performing well with its traditional insurance business but also in its provider and health care information technology business. The portfolio also benefited from not owning several pharmaceuticals stocks that are included in the benchmark.

Financials stocks surged as investors perceived the sector to be a beneficiary of higher interest rates, improved growth, and increased lending. The Trump victory could also lead to a better regulatory environment for financials, which saw increased regulation following the financial crisis. Portfolio-only holdings JPMorgan Chase and U.S. Bancorp were top contributors in the sector.

Among other key contributors, media company Time Warner announced a merger with AT&T, and the market appeared to have a growing conviction that the deal would be completed. Power equipment and generation manufacturer Cummins reported sales above expectations and offered future guidance that affirmed continued growth. Linear Technology was another takeover story, as the company announced Analog Devices would acquire it.

Outlook

We remain confident in our belief that stocks that exhibit high-quality, accelerating fundamentals, positive relative strength, and attractive valuations will outperform in the long term. Our portfolio positioning reflects where we are seeing opportunities as a result of the application of that philosophy and process.

As of December 31, 2016, this process pointed the portfolio toward overweight positions relative to the Russell 1000 Growth Index in the information technology, consumer discretionary, energy, and financials sectors. The real estate and telecommunication services sectors represented the portfolio's largest underweights.

The information technology overweight reflects positioning in the internet software and services and technology hardware, storage and peripherals industries. Companies in these industries continue to benefit from secular trends around e-commerce, digital advertising, and a shift to cloud computing and mobile computing. The telecommunications sector underweight is due to competition among wireless carriers, which is likely to lead to higher capital spending, lower free cash flow, lower valuations, and lower margins. Financials had been a significant underweight for the fund for some time as we have avoided real estate investment trusts (REITs), which are likely to suffer once interest rates start to rise. REITs are now included in a separate real estate sector.

5

Fund Characteristics

DECEMBER 31, 2016
Top Ten Holdings	% of net assets
Apple, Inc.	8.8%
Alphabet, Inc.*	6.3%
Amazon.com, Inc.	4.6%
Facebook, Inc., Class A	3.8%
UnitedHealth Group, Inc.	3.6%
Visa, Inc., Class A	3.6%
Mastercard, Inc., Class A	2.9%
Celgene Corp.	2.8%
Starbucks Corp.	2.8%
Time Warner, Inc.	2.7%
*Includes all classes of the issuer held by the fund.

Top Five Industries	% of net assets
Internet Software and Services	11.7%
Technology Hardware, Storage and Peripherals	8.8%
Biotechnology	7.5%
IT Services	6.5%
Media	5.7%

Types of Investments in Portfolio	% of net assets
Common Stocks	98.9%
Exchange-Traded Funds	0.5%
Total Equity Exposure	99.4%
Temporary Cash Investments	0.4%
Other Assets and Liabilities	0.2%

6

Shareholder Fee Example

Fund shareholders may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption/exchange fees; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in your fund and to compare these costs with the ongoing cost of investing in other mutual funds.

The example is based on an investment of $1,000 made at the beginning of the period and held for the entire period from July 1, 2016 to December 31, 2016.

Actual Expenses

The table provides information about actual account values and actual expenses for each class. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. First, identify the share class you own. Then simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The table also provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio of each class of your fund and an assumed rate of return of 5% per year before expenses, which is not the actual return of a fund’s share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption/exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 7/1/16	Ending Account Value 12/31/16	Expenses Paid During Period(1) 7/1/16 - 12/31/16	Annualized Expense Ratio(1)
Actual
Class I (after waiver)	$1,000	$1,064.00	$4.36	0.84%
Class I (before waiver)	$1,000	$1,064.00(2)	$5.19	1.00%
Class II (after waiver)	$1,000	$1,063.60	$5.14	0.99%
Class II (before waiver)	$1,000	$1,063.60(2)	$5.97	1.15%
Hypothetical
Class I (after waiver)	$1,000	$1,020.91	$4.27	0.84%
Class I (before waiver)	$1,000	$1,020.11	$5.08	1.00%
Class II (after waiver)	$1,000	$1,020.16	$5.03	0.99%
Class II (before waiver)	$1,000	$1,019.36	$5.84	1.15%

(1)
Expenses are equal to the class's annualized expense ratio listed in the table above, multiplied by the average account value over the period, multiplied by 184, the number of days in the most recent fiscal half-year, divided by 366, to reflect the one-half year period.

(2)	Ending account value assumes the return earned after waiver and would have been lower if a portion of the fees had not been waived.

7

Schedule of Investments

DECEMBER 31, 2016

	Shares	Value
COMMON STOCKS — 98.9%
Aerospace and Defense — 3.0%
Boeing Co. (The)	24,040	$3,742,547
United Technologies Corp.	13,960	1,530,295
		5,272,842
Automobiles — 1.3%
Tesla Motors, Inc.(1)	10,940	2,337,769
Banks — 2.9%
JPMorgan Chase & Co.	38,330	3,307,496
U.S. Bancorp	37,230	1,912,505
		5,220,001
Beverages — 2.1%
Boston Beer Co., Inc. (The), Class A(1)	6,850	1,163,473
Constellation Brands, Inc., Class A	17,220	2,639,998
		3,803,471
Biotechnology — 7.5%
Celgene Corp.(1)	42,730	4,945,998
Gilead Sciences, Inc.	47,300	3,387,153
Ionis Pharmaceuticals, Inc.(1)	12,820	613,181
Kite Pharma, Inc.(1)	10,160	455,574
Regeneron Pharmaceuticals, Inc.(1)	9,390	3,446,975
Spark Therapeutics, Inc.(1)	8,350	416,665
		13,265,546
Chemicals — 2.4%
Ecolab, Inc.	20,030	2,347,916
Monsanto Co.	18,570	1,953,750
		4,301,666
Electrical Equipment — 1.5%
Acuity Brands, Inc.	11,520	2,659,507
Energy Equipment and Services — 0.7%
Core Laboratories NV	10,890	1,307,236
Food and Staples Retailing — 1.9%
Costco Wholesale Corp.	21,540	3,448,769
Food Products — 1.1%
Hershey Co. (The)	1,800	186,174
Mead Johnson Nutrition Co.	24,760	1,752,018
		1,938,192
Health Care Equipment and Supplies — 2.8%
ABIOMED, Inc.(1)	1,780	200,571
Edwards Lifesciences Corp.(1)	4,300	402,910
IDEXX Laboratories, Inc.(1)	2,390	280,275
Intuitive Surgical, Inc.(1)	6,360	4,033,321
		4,917,077
Health Care Providers and Services — 4.1%
Cigna Corp.	7,050	940,400
UnitedHealth Group, Inc.	39,460	6,315,178
		7,255,578

8

	Shares	Value
Health Care Technology — 0.4%
Cerner Corp.(1)	15,740	$745,604
Hotels, Restaurants and Leisure — 3.1%
Starbucks Corp.	88,100	4,891,312
Wynn Resorts Ltd.	7,270	628,928
		5,520,240
Insurance — 1.2%
MetLife, Inc.	38,550	2,077,459
Internet and Direct Marketing Retail — 5.7%
Amazon.com, Inc.(1)	10,850	8,136,089
Netflix, Inc.(1)	15,920	1,970,896
		10,106,985
Internet Software and Services — 11.7%
Alphabet, Inc., Class A(1)	6,810	5,396,585
Alphabet, Inc., Class C(1)	7,540	5,819,523
Baidu, Inc. ADR(1)	6,640	1,091,682
Facebook, Inc., Class A(1)	58,990	6,786,799
Tencent Holdings Ltd.	65,800	1,596,978
		20,691,567
IT Services — 6.5%
Mastercard, Inc., Class A	50,110	5,173,857
Visa, Inc., Class A	80,880	6,310,258
		11,484,115
Machinery — 4.1%
Cummins, Inc.	13,290	1,816,344
Donaldson Co., Inc.	16,150	679,592
WABCO Holdings, Inc.(1)	18,110	1,922,377
Wabtec Corp.	34,490	2,863,360
		7,281,673
Media — 5.7%
Scripps Networks Interactive, Inc., Class A	24,790	1,769,262
Time Warner, Inc.	48,650	4,696,184
Walt Disney Co. (The)	35,130	3,661,249
		10,126,695
Oil, Gas and Consumable Fuels — 1.2%
Concho Resources, Inc.(1)	6,310	836,706
EOG Resources, Inc.	12,980	1,312,278
		2,148,984
Personal Products — 1.7%
Estee Lauder Cos., Inc. (The), Class A	38,590	2,951,749
Pharmaceuticals — 1.6%
Eli Lilly & Co.	18,250	1,342,287
Pfizer, Inc.	44,460	1,444,061
		2,786,348
Professional Services — 0.5%
Nielsen Holdings plc	19,410	814,250
Road and Rail — 0.9%
J.B. Hunt Transport Services, Inc.	15,550	1,509,438
Semiconductors and Semiconductor Equipment — 2.0%
Linear Technology Corp.	30,690	1,913,521

9

	Shares	Value
Xilinx, Inc.	28,440	$1,716,923
		3,630,444
Software — 4.6%
Adobe Systems, Inc.(1)	3,790	390,180
Microsoft Corp.	65,940	4,097,512
salesforce.com, Inc.(1)	44,580	3,051,947
Splunk, Inc.(1)	12,310	629,656
		8,169,295
Specialty Retail — 3.9%
O'Reilly Automotive, Inc.(1)	9,990	2,781,316
Ross Stores, Inc.	6,580	431,648
TJX Cos., Inc. (The)	49,450	3,715,178
		6,928,142
Technology Hardware, Storage and Peripherals — 8.8%
Apple, Inc.	134,630	15,592,847
Textiles, Apparel and Luxury Goods — 2.5%
NIKE, Inc., Class B	53,130	2,700,598
Under Armour, Inc., Class A(1)	20,740	602,497
Under Armour, Inc., Class C(1)	42,680	1,074,255
		4,377,350
Tobacco — 1.5%
Philip Morris International, Inc.	28,240	2,583,678
TOTAL COMMON STOCKS (Cost $80,572,744)		175,254,517
EXCHANGE-TRADED FUNDS — 0.5%
iShares Russell 1000 Growth ETF (Cost $902,447)	8,470	888,503
TEMPORARY CASH INVESTMENTS — 0.4%
Repurchase Agreement, Fixed Income Clearing Corp., (collateralized by various U.S. Treasury obligations, 2.75%, 11/15/42, valued at $381,555), at 0.10%, dated 12/30/16, due 1/3/17 (Delivery value $372,004)		372,000
State Street Institutional U.S. Government Money Market Fund, Premier Class	269,607	269,607
TOTAL TEMPORARY CASH INVESTMENTS (Cost $641,607)		641,607
TOTAL INVESTMENT SECURITIES — 99.8% (Cost $82,116,798)		176,784,627
OTHER ASSETS AND LIABILITIES — 0.2%		327,742
TOTAL NET ASSETS — 100.0%		$177,112,369

NOTES TO SCHEDULE OF INVESTMENTS
ADR	-	American Depositary Receipt

(1)	Non-income producing.

See Notes to Financial Statements.

10

Statement of Assets and Liabilities

DECEMBER 31, 2016
Assets
Investment securities, at value (cost of $82,116,798)	$176,784,627
Foreign currency holdings, at value (cost of $5,105)	4,354
Receivable for investments sold	382,079
Receivable for capital shares sold	38,395
Dividends and interest receivable	98,914
177,308,369

Liabilities
Payable for capital shares redeemed	50,588
Accrued management fees	115,785
Distribution fees payable	29,627
196,000

Net Assets	$177,112,369

Net Assets Consist of:
Capital (par value and paid-in surplus)	$73,788,340
Undistributed net investment income	529,043
Undistributed net realized gain	8,128,191
Net unrealized appreciation	94,666,795
$177,112,369

	Net Assets	Shares Outstanding	Net Asset Value Per Share
Class I, $0.01 Par Value	$38,701,056	2,504,015	$15.46
Class II, $0.01 Par Value	$138,411,313	9,096,647	$15.22

See Notes to Financial Statements.

11

Statement of Operations

YEAR ENDED DECEMBER 31, 2016
Investment Income (Loss)
Income:
Dividends (net of foreign taxes withheld of $2,559)	$2,166,011
Interest	1,996
2,168,007

Expenses:
Management fees	1,683,485
Distribution fees - Class II	358,320
Directors' fees and expenses	6,120
Other expenses	410
2,048,335
Fees waived	(281,598)
1,766,737

Net investment income (loss)	401,270

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment transactions	9,699,305
Foreign currency transactions	149,841
9,849,146

Change in net unrealized appreciation (depreciation) on:
Investments	(2,342,235)
Translation of assets and liabilities in foreign currencies	(21,154)
(2,363,389)

Net realized and unrealized gain (loss)	7,485,757

Net Increase (Decrease) in Net Assets Resulting from Operations	$7,887,027

See Notes to Financial Statements.

12

Statement of Changes in Net Assets

YEARS ENDED DECEMBER 31, 2016 AND DECEMBER 31, 2015
Increase (Decrease) in Net Assets	December 31, 2016	December 31, 2015
Operations
Net investment income (loss)	$401,270	$398,650
Net realized gain (loss)	9,849,146	7,799,216
Change in net unrealized appreciation (depreciation)	(2,363,389)	2,877,916
Net increase (decrease) in net assets resulting from operations	7,887,027	11,075,782

Distributions to Shareholders
From net investment income:
Class I	(134,735)	(176,231)
Class II	(287,644)	(456,362)
Class III	—	(4,977)
From net realized gains:
Class I	(1,596,937)	(3,795,185)
Class II	(6,075,359)	(15,069,468)
Class III	—	(107,179)
Decrease in net assets from distributions	(8,094,675)	(19,609,402)

Capital Share Transactions
Net increase (decrease) in net assets from capital share transactions (Note 5)	(14,662,183)	10,288,861

Net increase (decrease) in net assets	(14,869,831)	1,755,241

Net Assets
Beginning of period	191,982,200	190,226,959
End of period	$177,112,369	$191,982,200

Undistributed net investment income	$529,043	$413,589

See Notes to Financial Statements.

13

Notes to Financial Statements

DECEMBER 31, 2016

1. Organization

American Century Variable Portfolios, Inc. (the corporation) is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company and is organized as a Maryland corporation. VP Ultra Fund (the fund) is one fund in a series issued by the corporation. The fund’s investment objective is to seek long-term capital growth.

The fund offers Class I and Class II. The share classes differ principally in their respective distribution and shareholder servicing expenses and arrangements. Class II is charged a lower unified management fee because it has a separate arrangement for distribution services. On August 7, 2015, there were no outstanding Class III shares and the fund discontinued offering Class III.

2. Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the fund in preparation of its financial statements. The fund is an investment company and follows accounting and reporting guidance in accordance with accounting principles generally accepted in the United States of America. This may require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from these estimates. Management evaluated the impact of events or transactions occurring through the date the financial statements were issued that would merit recognition or disclosure.

Investment Valuations — The fund determines the fair value of its investments and computes its net asset value per share at the close of regular trading (usually 4 p.m. Eastern time) on the New York Stock Exchange (NYSE) on each day the NYSE is open. The Board of Directors has adopted valuation policies and procedures to guide the investment advisor in the fund’s investment valuation process and to provide methodologies for the oversight of the fund’s pricing function.

Equity securities that are listed or traded on a domestic securities exchange are valued at the last reported sales price or at the official closing price as provided by the exchange. Equity securities traded on foreign securities exchanges are generally valued at the closing price of such securities on the exchange where primarily traded or at the close of the NYSE, if that is earlier. If no last sales price is reported, or if local convention or regulation so provides, the mean of the latest bid and asked prices may be used. Securities traded over-the-counter are valued at the mean of the latest bid and asked prices, the last sales price, or the official closing price. Equity securities initially expressed in local currencies are translated into U.S. dollars at the mean of the appropriate currency exchange rate at the close of the NYSE as provided by an independent pricing service.

Open-end management investment companies are valued at the reported net asset value per share. Repurchase agreements are valued at cost, which approximates fair value. Forward foreign currency exchange contracts are valued at the mean of the appropriate forward exchange rate at the close of the NYSE as provided by an independent pricing service.

If the fund determines that the market price for an investment is not readily available or the valuation methods mentioned above do not reflect an investment’s fair value, such investment is valued as determined in good faith by the Board of Directors or its delegate, in accordance with policies and procedures adopted by the Board of Directors. In its determination of fair value, the fund may review several factors including, but not limited to, market information regarding the specific investment or comparable investments and correlation with other investment types, futures indices or general market indicators. Circumstances that may cause the fund to use these procedures to value an investment include, but are not limited to: an investment has been declared in default or is distressed; trading in a security has been suspended during the trading day or a security is not actively trading on its principal exchange; prices received from a regular pricing source are deemed unreliable; or there is a foreign market holiday and no trading occurred.

The fund monitors for significant events occurring after the close of an investment’s primary exchange but before the fund’s net asset value per share is determined. Significant events may include, but are not limited to: corporate announcements and transactions; governmental action and political unrest that could impact a specific investment or an investment sector; or armed conflicts, natural disasters and similar events that could

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affect investments in a specific country or region. The fund also monitors for significant fluctuations between domestic and foreign markets, as evidenced by the U.S. market or such other indicators that the Board of Directors, or its delegate, deems appropriate. If significant fluctuations in foreign markets are identified, the fund may apply a model-derived factor to the closing price of equity securities traded on foreign securities exchanges. The factor is based on observable market data as provided by an independent pricing service.

Security Transactions — Security transactions are accounted for as of the trade date. Net realized gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes.

Investment Income — Dividend income less foreign taxes withheld, if any, is recorded as of the ex-dividend date. Distributions received on securities that represent a return of capital or long-term capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The fund may estimate the components of distributions received that may be considered nontaxable distributions or long-term capital gain distributions for income tax purposes. Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums.

Foreign Currency Translations — All assets and liabilities initially expressed in foreign currencies are translated into U.S. dollars at prevailing exchange rates at period end. The fund may enter into spot foreign currency exchange contracts to facilitate transactions denominated in a foreign currency. Purchases and sales of investment securities, dividend and interest income, spot foreign currency exchange contracts, and expenses are translated at the rates of exchange prevailing on the respective dates of such transactions. Net realized and unrealized foreign currency exchange gains or losses related to investment securities are a component of net realized gain (loss) on investment transactions and change in net unrealized appreciation (depreciation) on investments, respectively.

Repurchase Agreements — The fund may enter into repurchase agreements with institutions that American Century Investment Management, Inc. (ACIM) (the investment advisor) has determined are creditworthy pursuant to criteria adopted by the Board of Directors. The fund requires that the collateral, represented by securities, received in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the fund to obtain those securities in the event of a default under the repurchase agreement. ACIM monitors, on a daily basis, the securities transferred to ensure the value, including accrued interest, of the securities under each repurchase agreement is equal to or greater than amounts owed to the fund under each repurchase agreement.

Joint Trading Account — Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the fund, along with certain other funds in the American Century Investments family of funds, may transfer uninvested cash balances into a joint trading account. These balances are invested in one or more repurchase agreements that are collateralized by U.S. Treasury or Agency obligations.

Income Tax Status — It is the fund’s policy to distribute substantially all net investment income and net realized gains to shareholders and to otherwise qualify as a regulated investment company under provisions of the Internal Revenue Code. Accordingly, no provision has been made for income taxes. The fund files U.S. federal, state, local and non-U.S. tax returns as applicable. The fund's tax returns are subject to examination by the relevant taxing authority until expiration of the applicable statute of limitations, which is generally three years from the date of filing but can be longer in certain jurisdictions. At this time, management believes there are no uncertain tax positions which, based on their technical merit, would not be sustained upon examination and for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Multiple Class — All shares of the fund represent an equal pro rata interest in the net assets of the class to which such shares belong, and have identical voting, dividend, liquidation and other rights and the same terms and conditions, except for class specific expenses and exclusive rights to vote on matters affecting only individual classes. Income, non-class specific expenses, and realized and unrealized capital gains and losses of the fund are allocated to each class of shares based on their relative net assets.

Distributions to Shareholders — Distributions from net investment income and net realized gains, if any, are generally declared and paid annually.

Indemnifications — Under the corporation’s organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the fund. In addition, in the normal course of business, the fund enters into contracts that provide general indemnifications. The maximum exposure under these arrangements is unknown as this would involve future claims that may be made against a fund. The risk of material loss from such claims is considered by management to be remote.

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3. Fees and Transactions with Related Parties

Certain officers and directors of the corporation are also officers and/or directors of American Century Companies, Inc. (ACC). The corporation’s investment advisor, ACIM, the corporation's distributor, American Century Investment Services, Inc. (ACIS), and the corporation’s transfer agent, American Century Services, LLC, are wholly owned, directly or indirectly, by ACC.

Management Fees — The corporation has entered into a management agreement with ACIM, under which ACIM provides the fund with investment advisory and management services in exchange for a single, unified management fee (the fee) per class. The agreement provides that all expenses of managing and operating the fund, except distribution fees, brokerage expenses, taxes, interest, fees and expenses of the independent directors (including legal counsel fees), and extraordinary expenses, will be paid by ACIM. The fee is computed and accrued daily based on each class’s daily net assets and paid monthly in arrears. The rate of the fee is determined by applying a fee rate calculation formula. This formula takes into account the fund’s assets as well as certain assets, if any, of other clients of the investment advisor outside the American Century Investments family of funds (such as subadvised funds and separate accounts) that have very similar investment teams and investment strategies (strategy assets). The annual management fee schedule ranges from 0.900% to 1.000% for Class I and from 0.800% to 0.900% for Class II. From January 1, 2016 through July 31, 2016, the investment advisor agreed to waive 0.15% of the fund’s management fee. Effective August 1, 2016, the investment advisor agreed to waive 0.16% of the fund's management fee. The investment advisor expects this waiver to continue until July 31, 2017 and cannot terminate it prior to such date without the approval of the Board of Directors. The total amount of the waiver for each class for the year ended December 31, 2016 was $60,682 and $220,916 for Class I and Class II, respectively. The effective annual management fee before waiver for each class for the year ended December 31, 2016 was 1.00% and 0.90% for Class I and Class II, respectively. The effective annual management fee after waiver for each class for the year ended December 31, 2016 was 0.85% and 0.75% for Class I and Class II, respectively.

Distribution Fees — The Board of Directors has adopted the Master Distribution Plan (the plan) for Class II, pursuant to Rule 12b-1 of the 1940 Act. The plan provides that Class II will pay ACIS an annual distribution fee equal to 0.25%. The fee is computed and accrued daily based on the Class II daily net assets and paid monthly in arrears. The distribution fee provides compensation for expenses incurred in connection with distributing shares of Class II including, but not limited to, payments to brokers, dealers, and financial institutions that have entered into sales agreements with respect to shares of the fund. Fees incurred under the plan during the year ended December 31, 2016 are detailed in the Statement of Operations.

Directors' Fees and Expenses — The Board of Directors is responsible for overseeing the investment advisor’s management and operations of the fund. The directors receive detailed information about the fund and its investment advisor regularly throughout the year, and meet at least quarterly with management of the investment advisor to review reports about fund operations. The fund’s officers do not receive compensation from the fund.

Interfund Transactions — The fund may enter into security transactions with other American Century Investments funds and other client accounts of the investment advisor, in accordance with the 1940 Act rules and procedures adopted by the Board of Directors. The rules and procedures require, among other things, that these transactions be effected at the independent current market price of the security. During the period, the interfund purchases and sales were $603,788 and $701,044, respectively. The effect of interfund transactions on the Statement of Operations was $8,934 in net realized gain (loss) on investment transactions.

4. Investment Transactions

Purchases and sales of investment securities, excluding short-term investments, for the year ended December 31, 2016 were $55,333,632 and $78,161,088, respectively.

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5. Capital Share Transactions

Transactions in shares of the fund were as follows:

	Year ended December 31, 2016		Year ended December 31, 2015
	Shares	Amount	Shares	Amount
Class I/Shares Authorized	100,000,000		100,000,000
Sold	600,643	$8,892,656	1,069,413	$16,939,681
Issued in reinvestment of distributions	119,839	1,731,672	258,724	3,971,416
Redeemed	(898,848)	(13,397,108)	(1,048,855)	(16,218,729)
	(178,366)	(2,772,780)	279,282	4,692,368
Class II/Shares Authorized	150,000,000		150,000,000
Sold	1,505,491	21,839,312	2,151,734	33,465,730
Issued in reinvestment of distributions	446,840	6,363,003	1,025,484	15,525,830
Redeemed	(2,732,976)	(40,091,718)	(2,750,761)	(42,273,059)
	(780,645)	(11,889,403)	426,457	6,718,501
Class III/Shares Authorized	50,000,000		50,000,000
Sold			3,176	53,334
Issued in reinvestment of distributions			7,316	112,156
Redeemed			(81,420)	(1,287,498)
			(70,928)	(1,122,008)
Net increase (decrease)	(959,011)	$(14,662,183)	634,811	$10,288,861
6. Fair Value Measurements

The fund’s investments valuation process is based on several considerations and may use multiple inputs to determine the fair value of the investments held by the fund. In conformity with accounting principles generally accepted in the United States of America, the inputs used to determine a valuation are classified into three broad levels.

•	Level 1 valuation inputs consist of unadjusted quoted prices in an active market for identical investments.

•
Level 2 valuation inputs consist of direct or indirect observable market data (including quoted prices for comparable investments, evaluations of subsequent market events, interest rates, prepayment speeds, credit risk, etc.). These inputs also consist of quoted prices for identical investments initially expressed in local currencies that are adjusted through translation into U.S. dollars.

•	Level 3 valuation inputs consist of unobservable data (including a fund’s own assumptions).

The level classification is based on the lowest level input that is significant to the fair valuation measurement. The valuation inputs are not necessarily an indication of the risks associated with investing in these securities or other financial instruments. There were no significant transfers between levels during the period.

The following is a summary of the level classifications as of period end. The Schedule of Investments provides additional information on the fund’s portfolio holdings.

	Level 1	Level 2	Level 3
Assets
Investment Securities
Common Stocks	$173,657,539	$1,596,978	—
Exchange-Traded Funds	888,503	—	—
Temporary Cash Investments	269,607	372,000	—
	$174,815,649	$1,968,978	—

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7. Derivative Instruments

Foreign Currency Risk — The fund is subject to foreign currency exchange rate risk in the normal course of pursuing its investment objectives. The value of foreign investments held by a fund may be significantly affected by changes in foreign currency exchange rates. The dollar value of a foreign security generally decreases when the value of the dollar rises against the foreign currency in which the security is denominated and tends to increase when the value of the dollar declines against such foreign currency. A fund may enter into forward foreign currency exchange contracts to reduce a fund's exposure to foreign currency exchange rate fluctuations. The net U.S. dollar value of foreign currency underlying all contractual commitments held by a fund and the resulting unrealized appreciation or depreciation are determined daily. Realized gain or loss is recorded upon the termination of the contract. Net realized and unrealized gains or losses occurring during the holding period of forward foreign currency exchange contracts are a component of net realized gain (loss) on foreign currency transactions and change in net unrealized appreciation (depreciation) on translation of assets and liabilities in foreign currencies, respectively. A fund bears the risk of an unfavorable change in the foreign currency exchange rate underlying the forward contract. Additionally, losses, up to the fair value, may arise if the counterparties do not perform under the contract terms. The fund's average U.S. dollar exposure to foreign currency risk derivative instruments held during the period was $1,800,797.

At period end, the fund did not have any derivative instruments disclosed on the Statement of Assets and Liabilities. For the year ended December 31, 2016, the effect of foreign currency risk derivative instruments on the Statement of Operations was $152,131 in net realized gain (loss) on foreign currency transactions and $(21,899) in change in net unrealized appreciation (depreciation) on translation of assets and liabilities in foreign currencies.

8. Federal Tax Information

The tax character of distributions paid during the years ended December 31, 2016 and December 31, 2015 were as follows:

	2016	2015
Distributions Paid From
Ordinary income	$422,379	$637,570
Long-term capital gains	$7,672,296	$18,971,832

The book-basis character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. These differences reflect the differing character of certain income items and net realized gains and losses for financial statement and tax purposes, and may result in reclassification among certain capital accounts on the financial statements.

As of December 31, 2016, the federal tax cost of investments and the components of distributable earnings on a tax-basis were as follows:

Federal tax cost of investments	$83,497,122
Gross tax appreciation of investments	$93,830,770
Gross tax depreciation of investments	(543,265)
Net tax appreciation (depreciation) of investments	93,287,505
Net tax appreciation (depreciation) on derivatives and translation of assets and liabilities in foreign currencies	(1,034)
Net tax appreciation (depreciation)	$93,286,471
Undistributed ordinary income	$529,043
Accumulated long-term gains	$9,508,515

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is attributable primarily to the tax deferral of losses on wash sales.

9. Recently Issued Accounting Guidance

In October 2016, the Securities and Exchange Commission adopted new rules and forms as well as amendments to its rules and forms to modernize the reporting and disclosure of information by registered investment companies. The amendments to Regulation S-X will require standardized, enhanced disclosure about derivatives in investment company financial statements, as well as other provisions. Compliance with the amendments is effective on August 1, 2017. Management is currently evaluating the impact that adopting the amendments will have on the financial statement disclosures.

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Financial Highlights

For a Share Outstanding Throughout the Years Ended December 31 (except as noted)
Per-Share Data										Ratios and Supplemental Data
		Income From Investment Operations:			Distributions From:					Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return(2)	Operating Expenses	Operating Expenses (before expense waiver)	Net Investment Income (Loss)	Net Investment Income (Loss) (before expense waiver)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
Class I
2016	$15.47	0.05	0.60	0.65	(0.05)	(0.61)	(0.66)	$15.46	4.45%	0.85%	1.00%	0.34%	0.19%	30%	$38,701
2015	$16.13	0.05	0.95	1.00	(0.07)	(1.59)	(1.66)	$15.47	6.27%	0.85%	1.01%	0.32%	0.16%	35%	$41,490
2014	$14.72	0.06	1.41	1.47	(0.06)	—	(0.06)	$16.13	9.99%	0.88%	1.00%	0.36%	0.24%	35%	$38,754
2013	$10.80	0.05	3.94	3.99	(0.07)	—	(0.07)	$14.72	37.07%	0.91%	1.01%	0.42%	0.32%	34%	$39,393
2012	$9.48	0.06	1.26	1.32	—	—	—	$10.80	13.92%	0.97%	1.01%	0.57%	0.53%	20%	$32,105
Class II
2016	$15.24	0.03	0.59	0.62	(0.03)	(0.61)	(0.64)	$15.22	4.35%	1.00%	1.15%	0.19%	0.04%	30%	$138,411
2015	$15.91	0.03	0.94	0.97	(0.05)	(1.59)	(1.64)	$15.24	6.05%	1.00%	1.16%	0.17%	0.01%	35%	$150,493
2014	$14.52	0.03	1.39	1.42	(0.03)	—	(0.03)	$15.91	9.83%	1.03%	1.15%	0.21%	0.09%	35%	$150,331
2013	$10.65	0.03	3.89	3.92	(0.05)	—	(0.05)	$14.52	36.92%	1.06%	1.16%	0.27%	0.17%	34%	$218,460
2012	$9.36	0.04	1.25	1.29	—	—	—	$10.65	13.78%	1.12%	1.16%	0.42%	0.38%	20%	$200,635

Notes to Financial Highlights

(1)	Computed using average shares outstanding throughout the period.

(2)	Total returns are calculated based on the net asset value of the last business day. Total returns for periods less than one year are not annualized.
See Notes to Financial Statements.

Report of Independent Registered Public Accounting Firm

To the Board of Directors and Shareholders of American Century Variable Portfolios, Inc.:
We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of VP Ultra Fund (the “Fund”), one of the funds constituting American Century Variable Portfolios, Inc., as of December 31, 2016, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.
We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2016, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of VP Ultra Fund of American Century Variable Portfolios, Inc. as of December 31, 2016, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Kansas City, Missouri
February 10, 2017

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Management

The Board of Directors

The individuals listed below serve as directors of the funds. Each director will continue to serve in this capacity until death, retirement, resignation or removal from office. The board has adopted a mandatory retirement age for directors who are not “interested persons,” as that term is defined in the Investment Company Act (independent directors). Independent directors shall retire by December 31 of the year in which they reach their 75th birthday.
Mr. Thomas is an “interested person” because he currently serves as President and Chief Executive Officer of American Century Companies, Inc. (ACC), the parent company of American Century Investment Management, Inc. (ACIM or the advisor). The other directors (more than three-fourths of the total number) are independent. They are not employees, directors or officers of, and have no financial interest in, ACC or any of its wholly owned, direct or indirect, subsidiaries, including ACIM, American Century Investment Services, Inc. (ACIS) and American Century Services, LLC (ACS), and they do not have any other affiliations, positions or relationships that would cause them to be considered “interested persons” under the Investment Company Act. The directors serve in this capacity for seven (in the case of Mr. Thomas, 15) registered investment companies in the American Century Investments family of funds.
The following table presents additional information about the directors. The mailing address for each director is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Director	Other Directorships Held During Past 5 Years
Independent Directors
Barry Fink (1955)	Director	Since 2012 (independent since 2016)	Retired; Executive Vice President, ACC (2007 to 2013); President, ACS (2007 to 2013); Chief Operating Officer, ACC (2007 to 2012)	81	None
Andrea C. Hall (1945)	Director	Since 1997	Retired	81	None
Jan M. Lewis (1957)	Director	Since 2011	Retired; President and Chief Executive Officer, Catholic Charities of Northeast Kansas (human services organization) (2006 to 2013)	81	None
James A. Olson (1942)	Director and Chairman of the Board	Since 2007 (Chairman since 2014)	Member, Plaza Belmont LLC (private equity fund manager) (1999 to present)	81	Saia, Inc. (2002 to 2012) and EPR Properties (2003 to 2013)
M. Jeannine Strandjord (1945)	Director	Since 1994	Retired	81	Euronet Worldwide Inc.; MGP Ingredients, Inc.; and DST Systems Inc. (1996 to 2012)

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Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Director	Other Directorships Held During Past 5 Years
Independent Directors
John R. Whitten (1946)	Director	Since 2008	Retired	81	Rudolph Technologies, Inc.
Stephen E. Yates (1948)	Director	Since 2012	Retired	81	None
Interested Director
Jonathan S. Thomas (1963)	Director and President	Since 2007	President and Chief Executive Officer, ACC (2007 to present). Also serves as Chief Executive Officer, ACS; Executive Vice President, ACIM; Director, ACC, ACIM and other ACC subsidiaries	126	BioMed Valley Discoveries, Inc.
The Statement of Additional Information has additional information about the fund's directors and is available without charge, upon request, by calling 1-800-378-9878.

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Officers

The following table presents certain information about the executive officers of the funds. Each officer serves as an officer for each of the 15 investment companies in the American Century family of funds, unless otherwise noted. No officer is compensated for his or her service as an officer of the funds. The listed officers are interested persons of the funds and are appointed or re-appointed on an annual basis. The mailing address for each officer listed below is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Offices with the Funds	Principal Occupation(s) During the Past Five Years
Jonathan S. Thomas (1963)	Director and President since 2007	President and Chief Executive Officer, ACC (2007 to present). Also serves as Chief Executive Officer, ACS; Executive Vice President, ACIM; Director, ACC, ACIM and other ACC subsidiaries
Amy D. Shelton (1964)	Chief Compliance Officer and Vice President since 2014
Chief Compliance Officer, American Century funds, (2014 to present); Chief Compliance Officer, ACIM (2014 to present); Chief Compliance Officer, ACIS (2009 to present); Vice President, Client Interactions and Marketing, ACIS (2013 to 2014); Director, Client Interactions and Marketing, ACIS (2007 to 2013). Also serves as Vice President, ACIS

Charles A. Etherington (1957)	General Counsel since 2007 and Senior Vice President since 2006
Attorney, ACC (1994 to present); Vice President, ACC (2005 to present); General Counsel, ACC (2007 to present). Also serves as General Counsel, ACIM, ACS, ACIS and other ACC subsidiaries; and Senior Vice President, ACIM and ACS

C. Jean Wade (1964)	Vice President,Treasurer and Chief Financial Officer since 2012	Vice President, ACS (2000 to present)
Robert J. Leach (1966)	Vice President since 2006 and Assistant Treasurer since 2012	Vice President, ACS (2000 to present)
David H. Reinmiller (1963)	Vice President since 2000	Attorney, ACC (1994 to present); Associate General Counsel, ACC (2001 to present). Also serves as Vice President, ACIM and ACS
Ward D. Stauffer (1960)	Secretary since 2005	Attorney, ACC (2003 to present)

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Additional Information

Proxy Voting Policies

A description of the policies that the fund's investment advisor uses in exercising the voting rights associated with the securities purchased and/or held by the fund is available without charge, upon request, by calling 1-800-378-9878. It is also available on the "About Us" page of American Century Investments’ website at americancentury.com and on the Securities and Exchange Commission’s website at sec.gov. Information regarding how the investment advisor voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the "About Us" page at americancentury.com. It is also available at sec.gov.

Quarterly Portfolio Disclosure

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Forms N-Q are available on the SEC’s website at sec.gov, and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The fund also makes its complete schedule of portfolio holdings for the most recent quarter of its fiscal year available on its website at ipro.americancentury.com (for Investment Professionals) and, upon request, by calling 1-800-378-9878.

Other Tax Information

The following information is provided pursuant to provisions of the Internal Revenue Code.

For corporate taxpayers, the fund hereby designates $422,379, or up to the maximum amount allowable, of ordinary income distributions paid during the fiscal year ended December 31, 2016 as qualified for the corporate dividends received deduction.

The fund hereby designates $7,672,296, or up to the maximum amount allowable, as long-term capital gain distributions (20% rate gain distributions) for the fiscal year ended December 31, 2016.

24

Contact Us	americancentury.com
Automated Information Line	1-800-345-8765
Investment Professional Service Representatives	1-800-345-6488
Telecommunications Relay Service for the Deaf	711

American Century Variable Portfolios, Inc.

Investment Advisor: American Century Investment Management, Inc. Kansas City, Missouri

This report and the statements it contains are submitted for the general information of our shareholders. The report is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

©2017 American Century Proprietary Holdings, Inc. All rights reserved. CL-ANN-91443 1702

Annual Report

December 31, 2016

VP Value Fund

27

28

Any opinions expressed in this report reflect those of the author as of the date of the report, and do not necessarily represent the opinions of American Century Investments® or any other person in the American Century Investments organization. Any such opinions are subject to change at any time based upon market or other conditions and American Century Investments disclaims any responsibility to update such opinions. These opinions may not be relied upon as investment advice and, because investment decisions made by American Century Investments funds are based on numerous factors, may not be relied upon as an indication of trading intent on behalf of any American Century Investments fund. Security examples are used for representational purposes only and are not intended as recommendations to purchase or sell securities. Performance information for comparative indices and securities is provided to American Century Investments by third party vendors. To the best of American Century Investments’ knowledge, such information is accurate at the time of printing.

Performance

Total Returns as of December 31, 2016
			Average Annual Returns
	Ticker Symbol	1 year	5 years	10 years	Inception Date
Class I	AVPIX	20.48%	14.58%	6.54%	5/1/96
Russell 1000 Value Index	—	17.34%	14.78%	5.72%	—
S&P 500 Index	—	11.96%	14.64%	6.94%	—
Class II	AVPVX	20.28%	14.43%	6.38%	8/14/01

Fund returns would have been lower if a portion of the fees had not been waived.

The performance information presented does not include charges and deductions imposed by the insurance company separate account under the variable annuity or variable life insurance contracts. The inclusion of such charges could significantly lower performance. Please refer to the insurance company separate account prospectus for a discussion of the charges related to insurance contracts.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Total returns for periods less than one year are not annualized. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. To obtain performance data current to the most recent month end, please call 1-800-345-6488 or visit ipro.americancentury.com (for Investment Professionals). For additional information about the fund, please consult the prospectus.

2

Growth of $10,000 Over 10 Years
$10,000 investment made December 31, 2006
Performance for other share classes will vary due to differences in fee structure.

Value on December 31, 2016
Class I — $18,853

Russell 1000 Value Index — $17,444

S&P 500 Index — $19,572

Ending value of Class I would have been lower if a portion of the fees had not been waived.

Total Annual Fund Operating Expenses
Class I	Class II
0.97%	1.12%
The total annual fund operating expenses shown is as stated in the fund’s prospectus current as of the date of this report. The prospectus may vary from the expense ratio shown elsewhere in this report because it is based on a different time period, includes acquired fund fees and expenses, and, if applicable, does not include fee waivers or expense reimbursements.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Total returns for periods less than one year are not annualized. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. To obtain performance data current to the most recent month end, please call 1-800-345-6488 or visit ipro.americancentury.com (for Investment Professionals). For additional information about the fund, please consult the prospectus.

3

Portfolio Commentary

Portfolio Managers: Michael Liss, Kevin Toney, Phil Davidson, Brian Woglom, and Dan Gruemmer

Performance Summary

VP Value returned 20.48%* for the 12 months ended December 31, 2016. By comparison, its benchmark, the Russell 1000 Value Index, returned 17.34%. The broader market, as measured by the S&P 500 Index, returned 11.96%. The fund’s return reflects operating expenses, while the indices' returns do not.

After a tumultuous first quarter, U.S. stocks delivered solid returns in 2016. This was attributable to positive U.S. economic news, healthy corporate earnings performance, and a pickup in mergers and acquisitions. The energy market stabilized after a sell-off early in the year. Similarly, other commodity prices stabilized due to reduced concerns over global economic growth, which led to strong returns in the materials sector. In the fourth quarter, the market staged a strong rally after Donald Trump’s election raised expectations for corporate tax cuts and regulation rollbacks. The Federal Reserve raised its target rate by 25 basis points in mid-December and hinted at additional rate hikes in 2017. As a result, the yield curve steepened, which was a boon for banks.

In this environment, VP Value’s investment approach, which emphasizes higher-quality businesses with sound balance sheets, provided positive absolute results in every sector in which it was invested, led by energy and financials holdings. The portfolio’s outperformance relative to the Russell 1000 Value Index was aided by stock selection and positioning in the energy sector. Stock selection in the financials and consumer staples sectors was also favorable. Positioning in health care weighed on relative performance, primarily due to overweight allocations in the pharmaceuticals and health care equipment and supplies industries. Positioning in materials also hampered relative performance owing to an underweight allocation to companies in the metals and mining industry.

Top Contributors

Equity markets rewarded Cimarex Energy, as the company continued to post excellent results in its holdings in the Permian and Anadarko basins. Anadarko Petroleum is an energy exploration and production company with global operations (both onshore and offshore). The company was a significant contributor as it executed asset sales that strengthened its balance sheet and made a valuable acquisition at a heavily discounted price.

Although there were no top-10 individual contributors in the sector, financials in general registered strong gains in the wake of the U.S. presidential election on optimism about economic growth, higher interest rates, and a more benign regulatory environment.

Elsewhere, semiconductor equipment company Applied Materials rose after reporting order strength. Also, the company held an analyst day in mid-September that showed improvement in market share. Microsoft added to performance. The company has experienced better-than-expected strength in PC demand, and cloud adoption by Microsoft’s customers continues to grow at a high pace. In the utilities sector, Westar Energy surged on the announcement of its acquisition by Great Plains Energy. The stock was eliminated from the portfolio as a result. Great Plains was also eliminated due to potential execution risks for the deal.

*All fund returns referenced in this commentary are for Class I shares. Fund returns would have been lower if a portion of the fees had not been waived. Performance for other share classes will vary due to differences in fee structure; when Class I performance exceeds that of the fund's benchmark, other share classes may not. See page 2 for returns for all share classes.

4

Top Detractors

LifePoint Health, a hospital company with facilities in rural and non-urban communities, was a top detractor from returns. LifePoint fell on concerns over the possibility of decelerating growth rates. There were also concerns over the end of the benefit in volumes from the Affordable Care Act (ACA). Non-benchmark holding Teva Pharmaceutical Industries declined due to generic pricing worries and negative sentiment surrounding pharmaceutical stocks. Worries about Teva’s biggest specialty drug, Copaxone, and when its patent will expire have also weighed on the stock. We believe that the worst of the generic pricing headwind has passed and that the worst-case scenario for Copaxone is priced into the stock.

Allergan hurt returns, largely due to pharmaceutical industry pricing worries. Political rhetoric around health care, including the ACA and drug prices, pressured Express Scripts Holding. News of the potential loss of its biggest customer and a report issued by a short seller also pushed the stock price down.

Elsewhere, LPL Financial Holdings declined after missing fourth-quarter 2015 consensus estimates and due to lower interest rate expectations at that time. Lower equity markets also reduced the company's forward estimates and valuation multiples. The holding was eliminated.

Outlook

As of December 31, 2016, the portfolio had large overweights in the health care and energy sectors. Political rhetoric around health care, including the ACA, pressured health care stocks. Additionally, the threat of mandated lower drug pricing pressured pharmaceutical companies. This created the opportunity to add stocks of those companies we believe will fare well in the future. In the energy sector, we like well-managed, higher-quality companies, including integrated oil companies with strong balance sheets, exploration and production companies with good assets and strong balance sheets, and higher-quality energy equipment and services companies.

The portfolio’s largest sector underweights were in the real estate and utilities sectors. We believe that real estate has generally been overvalued for some time. In utilities, valuations appear overextended after the sector outperformed due to heavy interest from yield-seeking investors.

5

Fund Characteristics

DECEMBER 31, 2016
Top Ten Holdings	% of net assets
General Electric Co.	3.2%
JPMorgan Chase & Co.	3.1%
Procter & Gamble Co. (The)	2.7%
Wells Fargo & Co.	2.6%
Pfizer, Inc.	2.5%
Johnson & Johnson	2.4%
Chevron Corp.	2.1%
AT&T, Inc.	2.1%
Bank of America Corp.	2.1%
Merck & Co., Inc.	2.1%

Top Five Industries	% of net assets
Oil, Gas and Consumable Fuels	13.7%
Banks	13.5%
Pharmaceuticals	8.5%
Health Care Equipment and Supplies	4.4%
Capital Markets	3.8%

Types of Investments in Portfolio	% of net assets
Common Stocks	97.1%
Temporary Cash Investments	3.0%
Other Assets and Liabilities	(0.1)%

6

Shareholder Fee Example

Fund shareholders may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption/exchange fees; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in your fund and to compare these costs with the ongoing cost of investing in other mutual funds.

The example is based on an investment of $1,000 made at the beginning of the period and held for the entire period from July 1, 2016 to December 31, 2016.

Actual Expenses

The table provides information about actual account values and actual expenses for each class. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. First, identify the share class you own. Then simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The table also provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio of each class of your fund and an assumed rate of return of 5% per year before expenses, which is not the actual return of a fund’s share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption/exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 7/1/16	Ending Account Value 12/31/16	Expenses Paid During Period(1) 7/1/16 - 12/31/16	Annualized Expense Ratio(1)
Actual
Class I (after waiver)	$1,000	$1,115.20	$4.31	0.81%
Class I (before waiver)	$1,000	$1,115.20(2)	$5.16	0.97%
Class II (after waiver)	$1,000	$1,114.20	$5.10	0.96%
Class II (before waiver)	$1,000	$1,114.20(2)	$5.95	1.12%
Hypothetical
Class I (after waiver)	$1,000	$1,021.06	$4.12	0.81%
Class I (before waiver)	$1,000	$1,020.26	$4.93	0.97%
Class II (after waiver)	$1,000	$1,020.31	$4.88	0.96%
Class II (before waiver)	$1,000	$1,019.51	$5.69	1.12%

(1)
Expenses are equal to the class's annualized expense ratio listed in the table above, multiplied by the average account value over the period, multiplied by 184, the number of days in the most recent fiscal half-year, divided by 366, to reflect the one-half year period.

(2)	Ending account value assumes the return earned after waiver and would have been lower if a portion of the fees had not been waived.

7

Schedule of Investments

DECEMBER 31, 2016

	Shares	Value
COMMON STOCKS — 97.1%
Aerospace and Defense — 1.2%
Textron, Inc.	118,001	$5,730,129
United Technologies Corp.	50,220	5,505,116
		11,235,245
Automobiles — 1.1%
General Motors Co.	197,814	6,891,840
Honda Motor Co. Ltd.	136,100	3,962,300
		10,854,140
Banks — 13.5%
Bank of America Corp.	895,110	19,781,931
BB&T Corp.	184,400	8,670,488
BOK Financial Corp.	32,110	2,666,414
Comerica, Inc.	52,640	3,585,310
Commerce Bancshares, Inc.	14,025	810,785
Cullen/Frost Bankers, Inc.	29,990	2,646,018
JPMorgan Chase & Co.	340,159	29,352,320
M&T Bank Corp.	34,914	5,461,597
PNC Financial Services Group, Inc. (The)	107,982	12,629,575
U.S. Bancorp	348,012	17,877,377
Wells Fargo & Co.	448,562	24,720,252
		128,202,067
Beverages — 0.3%
PepsiCo, Inc.	28,011	2,930,791
Biotechnology — 0.3%
AbbVie, Inc.	50,330	3,151,665
Building Products — 0.9%
Johnson Controls International plc	209,461	8,627,699
Capital Markets — 3.8%
Franklin Resources, Inc.	79,765	3,157,099
Goldman Sachs Group, Inc. (The)	44,976	10,769,503
Invesco Ltd.	122,960	3,730,606
Northern Trust Corp.	103,067	9,178,116
State Street Corp.	117,490	9,131,323
		35,966,647
Commercial Services and Supplies — 0.5%
Republic Services, Inc.	83,732	4,776,911
Communications Equipment — 1.7%
Cisco Systems, Inc.	549,993	16,620,788
Diversified Financial Services — 1.9%
Berkshire Hathaway, Inc., Class A(1)	50	12,206,050
Berkshire Hathaway, Inc., Class B(1)	34,364	5,600,645
		17,806,695
Diversified Telecommunication Services — 3.5%
AT&T, Inc.	465,954	19,817,024
CenturyLink, Inc.	90,758	2,158,225
Level 3 Communications, Inc.(1)	52,710	2,970,735

8

	Shares	Value
Verizon Communications, Inc.	147,110	$7,852,732
		32,798,716
Electric Utilities — 2.0%
Edison International	127,838	9,203,058
PG&E Corp.	162,789	9,892,687
		19,095,745
Electrical Equipment — 1.2%
Emerson Electric Co.	162,230	9,044,323
Hubbell, Inc.	23,160	2,702,772
		11,747,095
Electronic Equipment, Instruments and Components — 1.7%
Keysight Technologies, Inc.(1)	190,838	6,978,946
TE Connectivity Ltd.	131,390	9,102,699
		16,081,645
Energy Equipment and Services — 3.4%
Baker Hughes, Inc.	70,484	4,579,346
FMC Technologies, Inc.(1)	85,840	3,049,895
Halliburton Co.	76,906	4,159,846
Helmerich & Payne, Inc.	28,371	2,195,915
National Oilwell Varco, Inc.	89,780	3,361,363
Schlumberger Ltd.	181,240	15,215,098
		32,561,463
Equity Real Estate Investment Trusts (REITs) — 0.7%
CoreCivic, Inc.	112,065	2,741,110
Weyerhaeuser Co.	118,460	3,564,461
		6,305,571
Food and Staples Retailing — 2.2%
CVS Health Corp.	49,390	3,897,365
Sysco Corp.	72,256	4,000,815
Wal-Mart Stores, Inc.	194,178	13,421,583
		21,319,763
Food Products — 2.5%
Conagra Brands, Inc.	135,853	5,372,986
Kellogg Co.	72,497	5,343,754
Mondelez International, Inc., Class A	283,276	12,557,625
		23,274,365
Health Care Equipment and Supplies — 4.4%
Abbott Laboratories	215,880	8,291,951
Boston Scientific Corp.(1)	204,226	4,417,408
Medtronic plc	173,757	12,376,711
STERIS plc	62,712	4,226,162
Zimmer Biomet Holdings, Inc.	117,874	12,164,597
		41,476,829
Health Care Providers and Services — 2.8%
Cardinal Health, Inc.	45,540	3,277,514
Cigna Corp.	24,950	3,328,080
Express Scripts Holding Co.(1)	68,547	4,715,348
HCA Holdings, Inc.(1)	16,920	1,252,418
Humana, Inc.	11,590	2,364,708
LifePoint Health, Inc.(1)	166,263	9,443,738

9

	Shares	Value
McKesson Corp.	18,510	$2,599,730
		26,981,536
Hotels, Restaurants and Leisure — 0.5%
Carnival Corp.	91,574	4,767,342
Household Products — 2.7%
Procter & Gamble Co. (The)	303,156	25,489,357
Industrial Conglomerates — 3.6%
General Electric Co.	956,594	30,228,371
Koninklijke Philips NV	119,285	3,635,927
		33,864,298
Insurance — 3.4%
Aflac, Inc.	63,595	4,426,212
Chubb Ltd.	65,239	8,619,377
MetLife, Inc.	153,889	8,293,078
Reinsurance Group of America, Inc.	57,076	7,181,873
Unum Group	87,770	3,855,736
		32,376,276
Leisure Products — 0.4%
Mattel, Inc.	126,569	3,486,976
Machinery — 0.3%
Cummins, Inc.	19,890	2,718,366
Media — 0.3%
Discovery Communications, Inc., Class A(1)	115,315	3,160,784
Metals and Mining — 0.4%
BHP Billiton Ltd.	216,030	3,856,127
Mortgage Real Estate Investment Trusts (REITs) — 0.3%
Annaly Capital Management, Inc.	250,984	2,502,310
Multi-Utilities — 0.6%
Ameren Corp.	106,930	5,609,548
Multiline Retail — 0.7%
Target Corp.	94,947	6,858,022
Oil, Gas and Consumable Fuels — 13.7%
Anadarko Petroleum Corp.	119,256	8,315,721
Apache Corp.	31,518	2,000,447
Chevron Corp.	171,730	20,212,621
Cimarex Energy Co.	31,493	4,279,899
ConocoPhillips	178,330	8,941,466
Devon Energy Corp.	140,219	6,403,802
EOG Resources, Inc.	62,852	6,354,337
EQT Corp.	144,899	9,476,395
Exxon Mobil Corp.	193,048	17,424,512
Imperial Oil Ltd.	79,113	2,752,295
Noble Energy, Inc.	274,925	10,463,645
Occidental Petroleum Corp.	199,668	14,222,352
Royal Dutch Shell plc, B Shares	126,120	3,598,937
TOTAL SA	316,001	16,131,133
		130,577,562
Pharmaceuticals — 8.5%
Allergan plc(1)	39,580	8,312,196
Johnson & Johnson	194,201	22,373,897
Merck & Co., Inc.	335,112	19,728,043

10

	Shares	Value
Pfizer, Inc.	717,349	$23,299,496
Teva Pharmaceutical Industries Ltd. ADR	197,645	7,164,631
		80,878,263
Road and Rail — 1.9%
CSX Corp.	70,685	2,539,712
Heartland Express, Inc.	382,548	7,788,677
Norfolk Southern Corp.	30,360	3,281,005
Werner Enterprises, Inc.	163,430	4,404,439
		18,013,833
Semiconductors and Semiconductor Equipment — 3.3%
Applied Materials, Inc.	168,844	5,448,596
Intel Corp.	432,387	15,682,677
QUALCOMM, Inc.	118,460	7,723,592
Teradyne, Inc.	109,508	2,781,503
		31,636,368
Software — 2.6%
Dell Technologies, Inc., Class V(1)	46,203	2,539,779
Microsoft Corp.	143,251	8,901,617
Oracle Corp.	348,213	13,388,790
		24,830,186
Specialty Retail — 2.4%
Advance Auto Parts, Inc.	50,795	8,590,450
CST Brands, Inc.	212,471	10,230,479
Lowe's Cos., Inc.	60,558	4,306,885
		23,127,814
Technology Hardware, Storage and Peripherals — 0.9%
Apple, Inc.	29,938	3,467,419
Hewlett Packard Enterprise Co.	128,657	2,977,123
HP, Inc.	128,657	1,909,270
		8,353,812
Textiles, Apparel and Luxury Goods — 1.0%
Coach, Inc.	150,830	5,282,066
Ralph Lauren Corp.	47,230	4,265,814
		9,547,880
TOTAL COMMON STOCKS (Cost $786,040,434)		923,470,500
TEMPORARY CASH INVESTMENTS — 3.0%
Repurchase Agreement, Fixed Income Clearing Corp., (collateralized by various U.S. Treasury obligations, 2.75%, 11/15/42, valued at $16,755,444), at 0.10%, dated 12/30/16, due 1/3/17 (Delivery value $16,423,182)		16,423,000
State Street Institutional U.S. Government Money Market Fund, Premier Class	11,847,065	11,847,065
TOTAL TEMPORARY CASH INVESTMENTS (Cost $28,270,065)		28,270,065
TOTAL INVESTMENT SECURITIES — 100.1% (Cost $814,310,499)		951,740,565
OTHER ASSETS AND LIABILITIES — (0.1)%		(1,128,950)
TOTAL NET ASSETS — 100.0%		$950,611,615

11

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS
Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
AUD	129,618	USD	93,898	Credit Suisse AG	3/31/17	$(554)
USD	3,062,275	AUD	4,180,181	Credit Suisse AG	3/31/17	51,927
USD	2,086,621	CAD	2,791,107	Morgan Stanley	3/31/17	5,632
USD	14,659,497	EUR	14,057,688	UBS AG	3/31/17	(204,307)
USD	2,628,694	GBP	2,117,397	Credit Suisse AG	3/31/17	13,483
USD	77,312	GBP	62,429	Credit Suisse AG	3/31/17	205
USD	3,013,063	JPY	354,914,775	Credit Suisse AG	3/31/17	(36,873)
						$(170,487)

NOTES TO SCHEDULE OF INVESTMENTS
ADR	-	American Depositary Receipt
AUD	-	Australian Dollar
CAD	-	Canadian Dollar
EUR	-	Euro
GBP	-	British Pound
JPY	-	Japanese Yen
USD	-	United States Dollar

(1)	Non-income producing.

See Notes to Financial Statements.

12

Statement of Assets and Liabilities

DECEMBER 31, 2016
Assets
Investment securities, at value (cost of $814,310,499)	$951,740,565
Foreign currency holdings, at value (cost of $194,626)	189,717
Receivable for investments sold	394,401
Receivable for capital shares sold	116,937
Unrealized appreciation on forward foreign currency exchange contracts	71,247
Dividends and interest receivable	1,835,490
954,348,357

Liabilities
Payable for investments purchased	2,177,816
Payable for capital shares redeemed	600,455
Unrealized depreciation on forward foreign currency exchange contracts	241,734
Accrued management fees	613,270
Distribution fees payable	103,467
3,736,742

Net Assets	$950,611,615

Net Assets Consist of:
Capital (par value and paid-in surplus)	$880,754,583
Undistributed net investment income	713,133
Accumulated net realized loss	(68,112,280)
Net unrealized appreciation	137,256,179
$950,611,615

	Net Assets	Shares Outstanding	Net Asset Value Per Share
Class I, $0.01 Par Value	$461,585,635	44,047,563	$10.48
Class II, $0.01 Par Value	$489,025,980	46,618,287	$10.49

See Notes to Financial Statements.

13

Statement of Operations

YEAR ENDED DECEMBER 31, 2016
Investment Income (Loss)
Income:
Dividends (net of foreign taxes withheld of $164,209)	$21,896,824
Interest	24,902
21,921,726

Expenses:
Management fees	7,786,418
Distribution fees - Class II	1,077,764
Directors' fees and expenses	27,892
Other expenses	4,609
8,896,683
Fees waived	(1,414,368)
7,482,315

Net investment income (loss)	14,439,411

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment transactions	58,874,293
Foreign currency transactions	980,272
59,854,565

Change in net unrealized appreciation (depreciation) on:
Investments	85,156,907
Translation of assets and liabilities in foreign currencies	(200,542)
84,956,365

Net realized and unrealized gain (loss)	144,810,930

Net Increase (Decrease) in Net Assets Resulting from Operations	$159,250,341

See Notes to Financial Statements.

14

Statement of Changes in Net Assets

YEARS ENDED DECEMBER 31, 2016 AND DECEMBER 31, 2015
Increase (Decrease) in Net Assets	December 31, 2016	December 31, 2015
Operations
Net investment income (loss)	$14,439,411	$16,546,415
Net realized gain (loss)	59,854,565	118,460,449
Change in net unrealized appreciation (depreciation)	84,956,365	(170,208,397)
Net increase (decrease) in net assets resulting from operations	159,250,341	(35,201,533)

Distributions to Shareholders
From net investment income:
Class I	(7,288,433)	(9,220,306)
Class II	(6,891,085)	(8,671,895)
Class III	—	(159,675)
Decrease in net assets from distributions	(14,179,518)	(18,051,876)

Capital Share Transactions
Net increase (decrease) in net assets from capital share transactions (Note 5)	(12,777,219)	(48,837,226)

Redemption Fees
Increase in net assets from redemption fees	—	10,008

Net increase (decrease) in net assets	132,293,604	(102,080,627)

Net Assets
Beginning of period	818,318,011	920,398,638
End of period	$950,611,615	$818,318,011

Undistributed net investment income	$713,133	$280,531

See Notes to Financial Statements.

15

Notes to Financial Statements

DECEMBER 31, 2016

1. Organization

American Century Variable Portfolios, Inc. (the corporation) is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company and is organized as a Maryland corporation. VP Value Fund (the fund) is one fund in a series issued by the corporation. The fund's investment objective is to seek long-term capital growth. Income is a secondary objective.

The fund offers Class I and Class II. The share classes differ principally in their respective distribution and shareholder servicing expenses and arrangements. Class II is charged a lower unified management fee because it has a separate arrangement for distribution services. On August 7, 2015, there were no outstanding Class III shares and the fund discontinued offering Class III.

2. Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the fund in preparation of its financial statements. The fund is an investment company and follows accounting and reporting guidance in accordance with accounting principles generally accepted in the United States of America. This may require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from these estimates. Management evaluated the impact of events or transactions occurring through the date the financial statements were issued that would merit recognition or disclosure.

Investment Valuations — The fund determines the fair value of its investments and computes its net asset value per share at the close of regular trading (usually 4 p.m. Eastern time) on the New York Stock Exchange (NYSE) on each day the NYSE is open. The Board of Directors has adopted valuation policies and procedures to guide the investment advisor in the fund’s investment valuation process and to provide methodologies for the oversight of the fund’s pricing function.

Equity securities that are listed or traded on a domestic securities exchange are valued at the last reported sales price or at the official closing price as provided by the exchange. Equity securities traded on foreign securities exchanges are generally valued at the closing price of such securities on the exchange where primarily traded or at the close of the NYSE, if that is earlier. If no last sales price is reported, or if local convention or regulation so provides, the mean of the latest bid and asked prices may be used. Securities traded over-the-counter are valued at the mean of the latest bid and asked prices, the last sales price, or the official closing price. Equity securities initially expressed in local currencies are translated into U.S. dollars at the mean of the appropriate currency exchange rate at the close of the NYSE as provided by an independent pricing service.

Open-end management investment companies are valued at the reported net asset value per share. Repurchase agreements are valued at cost, which approximates fair value. Forward foreign currency exchange contracts are valued at the mean of the appropriate forward exchange rate at the close of the NYSE as provided by an independent pricing service.

If the fund determines that the market price for an investment is not readily available or the valuation methods mentioned above do not reflect an investment’s fair value, such investment is valued as determined in good faith by the Board of Directors or its delegate, in accordance with policies and procedures adopted by the Board of Directors. In its determination of fair value, the fund may review several factors including, but not limited to, market information regarding the specific investment or comparable investments and correlation with other investment types, futures indices or general market indicators. Circumstances that may cause the fund to use these procedures to value an investment include, but are not limited to: an investment has been declared in default or is distressed; trading in a security has been suspended during the trading day or a security is not actively trading on its principal exchange; prices received from a regular pricing source are deemed unreliable; or there is a foreign market holiday and no trading occurred.

The fund monitors for significant events occurring after the close of an investment’s primary exchange but before the fund’s net asset value per share is determined. Significant events may include, but are not limited to: corporate announcements and transactions; governmental action and political unrest that could impact a specific investment or an investment sector; or armed conflicts, natural disasters and similar events that could

16

affect investments in a specific country or region. The fund also monitors for significant fluctuations between domestic and foreign markets, as evidenced by the U.S. market or such other indicators that the Board of Directors, or its delegate, deems appropriate. If significant fluctuations in foreign markets are identified, the fund may apply a model-derived factor to the closing price of equity securities traded on foreign securities exchanges. The factor is based on observable market data as provided by an independent pricing service.

Security Transactions — Security transactions are accounted for as of the trade date. Net realized gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes.

Investment Income — Dividend income less foreign taxes withheld, if any, is recorded as of the ex-dividend date. Distributions received on securities that represent a return of capital or long-term capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The fund may estimate the components of distributions received that may be considered nontaxable distributions or long-term capital gain distributions for income tax purposes. Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums.

Foreign Currency Translations — All assets and liabilities initially expressed in foreign currencies are translated into U.S. dollars at prevailing exchange rates at period end. The fund may enter into spot foreign currency exchange contracts to facilitate transactions denominated in a foreign currency. Purchases and sales of investment securities, dividend and interest income, spot foreign currency exchange contracts, and expenses are translated at the rates of exchange prevailing on the respective dates of such transactions. Net realized and unrealized foreign currency exchange gains or losses related to investment securities are a component of net realized gain (loss) on investment transactions and change in net unrealized appreciation (depreciation) on investments, respectively.

Repurchase Agreements — The fund may enter into repurchase agreements with institutions that American Century Investment Management, Inc. (ACIM) (the investment advisor) has determined are creditworthy pursuant to criteria adopted by the Board of Directors. The fund requires that the collateral, represented by securities, received in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the fund to obtain those securities in the event of a default under the repurchase agreement. ACIM monitors, on a daily basis, the securities transferred to ensure the value, including accrued interest, of the securities under each repurchase agreement is equal to or greater than amounts owed to the fund under each repurchase agreement.

Joint Trading Account — Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the fund, along with certain other funds in the American Century Investments family of funds, may transfer uninvested cash balances into a joint trading account. These balances are invested in one or more repurchase agreements that are collateralized by U.S. Treasury or Agency obligations.

Income Tax Status — It is the fund’s policy to distribute substantially all net investment income and net realized gains to shareholders and to otherwise qualify as a regulated investment company under provisions of the Internal Revenue Code. Accordingly, no provision has been made for income taxes. The fund files U.S. federal, state, local and non-U.S. tax returns as applicable. The fund's tax returns are subject to examination by the relevant taxing authority until expiration of the applicable statute of limitations, which is generally three years from the date of filing but can be longer in certain jurisdictions. At this time, management believes there are no uncertain tax positions which, based on their technical merit, would not be sustained upon examination and for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Multiple Class — All shares of the fund represent an equal pro rata interest in the net assets of the class to which such shares belong, and have identical voting, dividend, liquidation and other rights and the same terms and conditions, except for class specific expenses and exclusive rights to vote on matters affecting only individual classes. Income, non-class specific expenses, and realized and unrealized capital gains and losses of the fund are allocated to each class of shares based on their relative net assets.

Distributions to Shareholders — Distributions from net investment income, if any, are generally declared and paid quarterly. Distributions from net realized gains, if any, are generally declared and paid annually.

Redemption Fees — Prior to August 7, 2015, the fund may have imposed a 1.00% redemption fee on shares held less than 60 days. The fee was not applicable to all classes. The redemption fee was retained by the fund to help cover transaction costs that long-term investors may bear when the fund sells securities to meet investor redemptions.

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Indemnifications — Under the corporation’s organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the fund. In addition, in the normal course of business, the fund enters into contracts that provide general indemnifications. The maximum exposure under these arrangements is unknown as this would involve future claims that may be made against a fund. The risk of material loss from such claims is considered by management to be remote.

3. Fees and Transactions with Related Parties

Certain officers and directors of the corporation are also officers and/or directors of American Century Companies, Inc. (ACC). The corporation’s investment advisor, ACIM, the corporation's distributor, American Century Investment Services, Inc. (ACIS), and the corporation’s transfer agent, American Century Services, LLC, are wholly owned, directly or indirectly, by ACC.

Management Fees — The corporation has entered into a management agreement with ACIM, under which ACIM provides the fund with investment advisory and management services in exchange for a single, unified management fee (the fee) per class. The agreement provides that all expenses of managing and operating the fund, except distribution fees, brokerage expenses, taxes, interest, fees and expenses of the independent directors (including legal counsel fees), and extraordinary expenses, will be paid by ACIM. The fee is computed and accrued daily based on each class’s daily net assets and paid monthly in arrears. The rate of the fee is determined by applying a fee rate calculation formula. This formula takes into account the fund’s assets as well as certain assets, if any, of other clients of the investment advisor outside the American Century Investments family of funds (such as subadvised funds and separate accounts) that have very similar investment teams and investment strategies (strategy assets). The annual management fee schedule ranges from 0.90% to 1.00% for Class I and from 0.80% to 0.90% for Class II. From January 1, 2016 to July 31, 2016, the investment advisor agreed to waive 0.18% of the fund’s management fee. Effective August 1, 2016, the investment advisor agreed to waive 0.15% of the fund’s management fee. The investment advisor expects this waiver to continue until July 31, 2017 and cannot terminate it prior to such date without the approval of the Board of Directors. The total amount of the waiver for each class for the year ended December 31, 2016 was $695,804 and $718,564 for Class I and Class II, respectively. The effective annual management fee before waiver for each class for the year ended December 31, 2016 was 0.97% and 0.87% for Class I and Class II, respectively. The effective annual management fee after waiver for each class for the year ended December 31, 2016 was 0.80% and 0.70% for Class I and Class II, respectively.

Distribution Fees — The Board of Directors has adopted the Master Distribution Plan (the plan) for Class II, pursuant to Rule 12b-1 of the 1940 Act. The plan provides that Class II will pay ACIS an annual distribution fee equal to 0.25%. The fee is computed and accrued daily based on the Class II daily net assets and paid monthly in arrears. The distribution fee provides compensation for expenses incurred in connection with distributing shares of Class II including, but not limited to, payments to brokers, dealers, and financial institutions that have entered into sales agreements with respect to shares of the fund. Fees incurred under the plan during the year ended December 31, 2016 are detailed in the Statement of Operations.

Directors' Fees and Expenses — The Board of Directors is responsible for overseeing the investment advisor’s management and operations of the fund. The directors receive detailed information about the fund and its investment advisor regularly throughout the year, and meet at least quarterly with management of the investment advisor to review reports about fund operations. The fund’s officers do not receive compensation from the fund.

Interfund Transactions — The fund may enter into security transactions with other American Century Investments funds and other client accounts of the investment advisor, in accordance with the 1940 Act rules and procedures adopted by the Board of Directors. The rules and procedures require, among other things, that these transactions be effected at the independent current market price of the security. During the period, the interfund purchases and sales were $3,055,337 and $6,325,274, respectively. The effect of interfund transactions on the Statement of Operations was $1,125,159 in net realized gain (loss) on investment transactions.

4. Investment Transactions

Purchases and sales of investment securities, excluding short-term investments, for the year ended December 31, 2016 were $386,277,815 and $390,198,296, respectively.

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5. Capital Share Transactions

Transactions in shares of the fund were as follows:

	Year ended December 31, 2016		Year ended December 31, 2015
	Shares	Amount	Shares	Amount
Class I/Shares Authorized	650,000,000		650,000,000
Sold	7,363,485	$70,891,775	8,988,954	$82,756,006
Issued in reinvestment of distributions	746,092	7,111,636	1,000,492	9,032,325
Redeemed	(10,111,116)	(94,684,983)	(12,109,013)	(111,684,861)
	(2,001,539)	(16,681,572)	(2,119,567)	(19,896,530)
Class II/Shares Authorized	350,000,000		350,000,000
Sold	5,753,610	55,002,784	5,009,077	46,360,967
Issued in reinvestment of distributions	722,088	6,891,085	959,450	8,671,895
Redeemed	(6,255,426)	(57,989,516)	(7,316,278)	(67,257,892)
	220,272	3,904,353	(1,347,751)	(12,225,030)
Class III/Shares Authorized	50,000,000		50,000,000
Sold			187,559	1,740,327
Issued in reinvestment of distributions			16,965	159,675
Redeemed			(2,019,139)	(18,615,668)
			(1,814,615)	(16,715,666)
Net increase (decrease)	(1,781,267)	$(12,777,219)	(5,281,933)	$(48,837,226)

6. Fair Value Measurements

The fund’s investments valuation process is based on several considerations and may use multiple inputs to determine the fair value of the investments held by the fund. In conformity with accounting principles generally accepted in the United States of America, the inputs used to determine a valuation are classified into three broad levels.

•	Level 1 valuation inputs consist of unadjusted quoted prices in an active market for identical investments.

•
Level 2 valuation inputs consist of direct or indirect observable market data (including quoted prices for comparable investments, evaluations of subsequent market events, interest rates, prepayment speeds, credit risk, etc.). These inputs also consist of quoted prices for identical investments initially expressed in local currencies that are adjusted through translation into U.S. dollars.

•	Level 3 valuation inputs consist of unobservable data (including a fund’s own assumptions).

The level classification is based on the lowest level input that is significant to the fair valuation measurement. The valuation inputs are not necessarily an indication of the risks associated with investing in these securities or other financial instruments. There were no significant transfers between levels during the period.

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The following is a summary of the level classifications as of period end. The Schedule of Investments provides additional information on the fund’s portfolio holdings.

	Level 1	Level 2	Level 3
Assets
Investment Securities
Common Stocks	$889,533,781	$33,936,719	—
Temporary Cash Investments	11,847,065	16,423,000	—
	$901,380,846	$50,359,719	—
Other Financial Instruments
Forward Foreign Currency Exchange Contracts	—	$71,247	—

Liabilities
Other Financial Instruments
Forward Foreign Currency Exchange Contracts	—	$241,734	—

7. Derivative Instruments

Foreign Currency Risk — The fund is subject to foreign currency exchange rate risk in the normal course of pursuing its investment objectives. The value of foreign investments held by a fund may be significantly affected by changes in foreign currency exchange rates. The dollar value of a foreign security generally decreases when the value of the dollar rises against the foreign currency in which the security is denominated and tends to increase when the value of the dollar declines against such foreign currency. A fund may enter into forward foreign currency exchange contracts to reduce a fund's exposure to foreign currency exchange rate fluctuations. The net U.S. dollar value of foreign currency underlying all contractual commitments held by a fund and the resulting unrealized appreciation or depreciation are determined daily. Realized gain or loss is recorded upon the termination of the contract. Net realized and unrealized gains or losses occurring during the holding period of forward foreign currency exchange contracts are a component of net realized gain (loss) on foreign currency transactions and change in net unrealized appreciation (depreciation) on translation of assets and liabilities in foreign currencies, respectively. A fund bears the risk of an unfavorable change in the foreign currency exchange rate underlying the forward contract. Additionally, losses, up to the fair value, may arise if the counterparties do not perform under the contract terms. The fund's average U.S. dollar exposure to foreign currency risk derivative instruments held during the period was $25,597,082.

The value of foreign currency risk derivative instruments as of December 31, 2016, is disclosed on the Statement of Assets and Liabilities as an asset of $71,247 in unrealized appreciation on forward foreign currency exchange contracts and a liability of $241,734 in unrealized depreciation on forward foreign currency exchange contracts. For the year ended December 31, 2016, the effect of foreign currency risk derivative instruments on the Statement of Operations was $996,331 in net realized gain (loss) on foreign currency transactions and $(210,781) in change in net unrealized appreciation (depreciation) on translation of assets and liabilities in foreign currencies.

8. Federal Tax Information

The tax character of distributions paid during the years ended December 31, 2016 and December 31, 2015 were as follows:

	2016	2015
Distributions Paid From
Ordinary income	$14,179,518	$18,051,876
Long-term capital gains	—	—

The book-basis character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. These differences reflect the differing character of certain income items and net realized gains and losses for financial statement and tax purposes, and may result in reclassification among certain capital accounts on the financial statements.

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As of December 31, 2016, the federal tax cost of investments and the components of distributable earnings on a tax-basis were as follows:

Federal tax cost of investments	$820,180,447
Gross tax appreciation of investments	$155,823,595
Gross tax depreciation of investments	(24,263,477)
Net tax appreciation (depreciation) of investments	131,560,118
Net tax appreciation (depreciation) on derivatives and translation of assets and liabilities in foreign currencies	(3,400)
Net tax appreciation (depreciation)	$131,556,718
Undistributed ordinary income	$713,133
Accumulated short-term capital losses	$(62,412,819)

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is attributable primarily to the tax deferral of losses on wash sales.

Accumulated capital losses represent net capital loss carryovers that may be used to offset future realized capital gains for federal income tax purposes. Future capital loss carryover utilization in any given year may be subject to Internal Revenue Code limitations. Capital loss carryovers expire in 2017.

9. Recently Issued Accounting Guidance
In October 2016, the Securities and Exchange Commission adopted new rules and forms as well as amendments to its rules and forms to modernize the reporting and disclosure of information by registered investment companies. The amendments to Regulation S-X will require standardized, enhanced disclosure about derivatives in investment company financial statements, as well as other provisions. Compliance with the amendments is effective on August 1, 2017. Management is currently evaluating the impact that adopting the amendments will have on the financial statement disclosures.

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Financial Highlights

For a Share Outstanding Throughout the Years Ended December 31 (except as noted)
Per-Share Data								Ratios and Supplemental Data
		Income From Investment Operations:						Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Distributions From Net Investment Income	Net Asset Value, End of Period	Total Return(2)	Operating Expenses	Operating Expenses (before expense waiver)	Net Investment Income (Loss)	Net Investment Income (Loss) (before expense waiver)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
Class I
2016	$8.85	0.17	1.62	1.79	(0.16)	$10.48	20.48%	0.81%	0.98%	1.77%	1.60%	46%	$461,586
2015	$9.41	0.18	(0.54)	(0.36)	(0.20)	$8.85	(3.88)%	0.80%	0.97%	1.96%	1.79%	47%	$407,398
2014	$8.45	0.15	0.95	1.10	(0.14)	$9.41	13.08%	0.84%	0.96%	1.66%	1.54%	44%	$453,412
2013	$6.52	0.14	1.92	2.06	(0.13)	$8.45	31.73%	0.88%	0.97%	1.79%	1.70%	51%	$430,392
2012	$5.80	0.11	0.73	0.84	(0.12)	$6.52	14.58%	0.94%	0.98%	1.74%	1.70%	47%	$354,809
Class II
2016	$8.86	0.15	1.63	1.78	(0.15)	$10.49	20.28%	0.96%	1.13%	1.62%	1.45%	46%	$489,026
2015	$9.42	0.17	(0.55)	(0.38)	(0.18)	$8.86	(4.02)%	0.95%	1.12%	1.81%	1.64%	47%	$410,920
2014	$8.46	0.13	0.95	1.08	(0.12)	$9.42	12.89%	0.99%	1.11%	1.51%	1.39%	44%	$449,906
2013	$6.53	0.12	1.92	2.04	(0.11)	$8.46	31.48%	1.03%	1.12%	1.64%	1.55%	51%	$508,757
2012	$5.80	0.10	0.74	0.84	(0.11)	$6.53	14.58%	1.09%	1.13%	1.59%	1.55%	47%	$408,104

Notes to Financial Highlights

(1)	Computed using average shares outstanding throughout the period.

(2)	Total returns are calculated based on the net asset value of the last business day. Total returns for periods less than one year are not annualized.
See Notes to Financial Statements.

Report of Independent Registered Public Accounting Firm

To the Board of Directors and Shareholders of American Century Variable Portfolios, Inc.:
We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of VP Value Fund (the “Fund”), one of the funds constituting American Century Variable Portfolios, Inc., as of December 31, 2016, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.
We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2016, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of VP Value Fund of American Century Variable Portfolios, Inc. as of December 31, 2016, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Kansas City, Missouri
February 10, 2017

23

Management

The Board of Directors

The individuals listed below serve as directors of the funds. Each director will continue to serve in this capacity until death, retirement, resignation or removal from office. The board has adopted a mandatory retirement age for directors who are not “interested persons,” as that term is defined in the Investment Company Act (independent directors). Independent directors shall retire by December 31 of the year in which they reach their 75th birthday.
Mr. Thomas is an “interested person” because he currently serves as President and Chief Executive Officer of American Century Companies, Inc. (ACC), the parent company of American Century Investment Management, Inc. (ACIM or the advisor). The other directors (more than three-fourths of the total number) are independent. They are not employees, directors or officers of, and have no financial interest in, ACC or any of its wholly owned, direct or indirect, subsidiaries, including ACIM, American Century Investment Services, Inc. (ACIS) and American Century Services, LLC (ACS), and they do not have any other affiliations, positions or relationships that would cause them to be considered “interested persons” under the Investment Company Act. The directors serve in this capacity for seven (in the case of Mr. Thomas, 15) registered investment companies in the American Century Investments family of funds.
The following table presents additional information about the directors. The mailing address for each director is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Director	Other Directorships Held During Past 5 Years
Independent Directors
Barry Fink (1955)	Director	Since 2012 (independent since 2016)	Retired; Executive Vice President, ACC (2007 to 2013); President, ACS (2007 to 2013); Chief Operating Officer, ACC (2007 to 2012)	81	None
Andrea C. Hall (1945)	Director	Since 1997	Retired	81	None
Jan M. Lewis (1957)	Director	Since 2011	Retired; President and Chief Executive Officer, Catholic Charities of Northeast Kansas (human services organization) (2006 to 2013)	81	None
James A. Olson (1942)	Director and Chairman of the Board	Since 2007 (Chairman since 2014)	Member, Plaza Belmont LLC (private equity fund manager) (1999 to present)	81	Saia, Inc. (2002 to 2012) and EPR Properties (2003 to 2013)
M. Jeannine Strandjord (1945)	Director	Since 1994	Retired	81	Euronet Worldwide Inc.; MGP Ingredients, Inc.; and DST Systems Inc. (1996 to 2012)

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Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Director	Other Directorships Held During Past 5 Years
Independent Directors
John R. Whitten (1946)	Director	Since 2008	Retired	81	Rudolph Technologies, Inc.
Stephen E. Yates (1948)	Director	Since 2012	Retired	81	None
Interested Director
Jonathan S. Thomas (1963)	Director and President	Since 2007	President and Chief Executive Officer, ACC (2007 to present). Also serves as Chief Executive Officer, ACS; Executive Vice President, ACIM; Director, ACC, ACIM and other ACC subsidiaries	126	BioMed Valley Discoveries, Inc.
The Statement of Additional Information has additional information about the fund's directors and is available without charge, upon request, by calling 1-800-378-9878.

25

Officers

The following table presents certain information about the executive officers of the funds. Each officer serves as an officer for each of the 15 investment companies in the American Century family of funds, unless otherwise noted. No officer is compensated for his or her service as an officer of the funds. The listed officers are interested persons of the funds and are appointed or re-appointed on an annual basis. The mailing address for each officer listed below is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Offices with the Funds	Principal Occupation(s) During the Past Five Years
Jonathan S. Thomas (1963)	Director and President since 2007	President and Chief Executive Officer, ACC (2007 to present). Also serves as Chief Executive Officer, ACS; Executive Vice President, ACIM; Director, ACC, ACIM and other ACC subsidiaries
Amy D. Shelton (1964)	Chief Compliance Officer and Vice President since 2014
Chief Compliance Officer, American Century funds, (2014 to present); Chief Compliance Officer, ACIM (2014 to present); Chief Compliance Officer, ACIS (2009 to present); Vice President, Client Interactions and Marketing, ACIS (2013 to 2014); Director, Client Interactions and Marketing, ACIS (2007 to 2013). Also serves as Vice President, ACIS

Charles A. Etherington (1957)	General Counsel since 2007 and Senior Vice President since 2006
Attorney, ACC (1994 to present); Vice President, ACC (2005 to present); General Counsel, ACC (2007 to present). Also serves as General Counsel, ACIM, ACS, ACIS and other ACC subsidiaries; and Senior Vice President, ACIM and ACS

C. Jean Wade (1964)	Vice President,Treasurer and Chief Financial Officer since 2012	Vice President, ACS (2000 to present)
Robert J. Leach (1966)	Vice President since 2006 and Assistant Treasurer since 2012	Vice President, ACS (2000 to present)
David H. Reinmiller (1963)	Vice President since 2000	Attorney, ACC (1994 to present); Associate General Counsel, ACC (2001 to present). Also serves as Vice President, ACIM and ACS
Ward D. Stauffer (1960)	Secretary since 2005	Attorney, ACC (2003 to present)

26

Additional Information

Proxy Voting Policies

A description of the policies that the fund's investment advisor uses in exercising the voting rights associated with the securities purchased and/or held by the fund is available without charge, upon request, by calling 1-800-378-9878. It is also available on the "About Us" page of American Century Investments’ website at americancentury.com and on the Securities and Exchange Commission’s website at sec.gov. Information regarding how the investment advisor voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the "About Us" page at americancentury.com. It is also available at sec.gov.

Quarterly Portfolio Disclosure

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Forms N-Q are available on the SEC’s website at sec.gov, and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The fund also makes its complete schedule of portfolio holdings for the most recent quarter of its fiscal year available on its website at ipro.americancentury.com (for Investment Professionals) and, upon request, by calling 1-800-378-9878.

Other Tax Information

The following information is provided pursuant to provisions of the Internal Revenue Code.

For corporate taxpayers, the fund hereby designates $14,179,518, or up to the maximum amount allowable, of ordinary income distributions paid during the fiscal year ended December 31, 2016 as qualified for the corporate dividends received deduction.

27

Notes

28

Contact Us	americancentury.com
Automated Information Line	1-800-345-8765
Investment Professional Service Representatives	1-800-345-6488
Telecommunications Relay Service for the Deaf	711

American Century Variable Portfolios, Inc.

Investment Advisor: American Century Investment Management, Inc. Kansas City, Missouri

This report and the statements it contains are submitted for the general information of our shareholders. The report is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

©2017 American Century Proprietary Holdings, Inc. All rights reserved. CL-ANN-91440 1702

ITEM 2. CODE OF ETHICS.

(a)
The registrant has adopted a Code of Ethics for Senior Financial Officers that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer, and persons performing similar functions.

(b)	No response required.

(c)	None.

(d)	None.

(e)	Not applicable.

(f)
The registrant’s Code of Ethics for Senior Financial Officers was filed as Exhibit 12 (a)(1) to American Century Asset Allocation Portfolios, Inc.’s Annual Certified Shareholder Report on Form N-CSR, File No. 811-21591, on September 29, 2005, and is incorporated herein by reference.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

(a)(1)	The registrant’s board has determined that the registrant has at least one audit committee financial expert serving on its audit committee.

(a)(2)	John R. Whitten is the registrant’s designated audit committee financial expert. He is “independent” as defined in Item 3 of Form N-CSR.

(a)(3)	Not applicable.

(b)	No response required.

(c)	No response required.

(d)	No response required.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a)	Audit Fees.

The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years were as follows:

FY 2015:    $199,183
FY 2016:    $199,800

(b)	Audit-Related Fees.

The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item were as follows:

For services rendered to the registrant:

FY 2015:    $0
FY 2016:    $0

Fees required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X (relating to certain engagements for non-audit services with the registrant’s investment adviser and its affiliates):

FY 2015:    $0
FY 2016:    $0

(c)	Tax Fees.

The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning were as follows:

For services rendered to the registrant:

FY 2015:    $0
FY 2016:    $0

Fees required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X (relating to certain engagements for non-audit services with the registrant’s investment adviser and its affiliates):

FY 2015:    $0
FY 2016:    $0

(d)	All Other Fees.

The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item were as follows:

For services rendered to the registrant:

FY 2015:    $0
FY 2016:    $0

Fees required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X (relating to certain engagements for non-audit services with the registrant’s investment adviser and its affiliates):

FY 2015:    $0
FY 2016:    $0

(e)(1)
In accordance with paragraph (c)(7)(i)(A) of Rule 2-01 of Regulation S-X, before the accountant is engaged by the registrant to render audit or non-audit services, the engagement is approved by the registrant’s audit committee. Pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, the registrant’s audit committee also pre-approves its accountant’s engagements for non-audit services with the registrant’s investment adviser, its parent company, and any entity controlled by, or under common control with the investment adviser that provides ongoing services to the registrant, if the engagement relates directly to the operations and financial reporting of the registrant.

(e)(2)
All services described in each of paragraphs (b) through (d) of this Item were pre-approved before the engagement by the registrant’s audit committee pursuant to paragraph (c)(7)(i)(A) of Rule 2-01 of Regulation S-X. Consequently, none of such services were required to be approved by the audit committee pursuant to paragraph (c)(7)(i)(C).

(f)
The percentage of hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees was less than 50%.

(g)
The aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant were as follows:

FY 2015:    $86,000
FY 2016:    $829,350

(h)
The registrant’s investment adviser and accountant have notified the registrant’s audit committee of all non-audit services that were rendered by the registrant’s accountant to the registrant’s investment adviser, its parent company, and any entity controlled by, or under common control with the investment adviser that provides services to the registrant, which services were not required to be pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X. The notification provided to the registrant’s audit committee included sufficient details regarding such services to allow the registrant’s audit committee to consider the continuing independence of its principal accountant.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6. INVESTMENTS.

(a)	The schedule of investments is included as part of the report to stockholders filed under Item 1 of this Form.

(b)	Not applicable.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

During the reporting period, there were no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board.

ITEM 11. CONTROLS AND PROCEDURES.

(a)
The registrant's principal executive officer and principal financial officer have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) are effective based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this report.

(b)
There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the registrant's second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 12. EXHIBITS.

(a)(1)
Registrant’s Code of Ethics for Senior Financial Officers, which is the subject of the disclosure required by Item 2 of Form N-CSR, was filed as Exhibit 12(a)(1) to American Century Asset Allocation Portfolios, Inc.’s Certified Shareholder Report on Form N-CSR, File No. 811-21591, on September 29, 2005.

(a)(2)
Separate certifications by the registrant’s principal executive officer and principal financial officer, pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 and Rule 30a-2(a) under the Investment Company Act of 1940, are filed and attached hereto as EX-99.CERT.

(a)(3)	Not applicable.

(b)	A certification by the registrant’s chief executive officer and chief financial officer, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, is furnished and attached hereto as EX-99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:	American Century Variable Portfolios, Inc.

By:	/s/ Jonathan S. Thomas
	Name:	Jonathan S. Thomas
	Title:	President

Date:	February 23, 2017

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Jonathan S. Thomas
	Name:	Jonathan S. Thomas
	Title:	President
(principal executive officer)

Date:	February 23, 2017

By:	/s/ C. Jean Wade
	Name:	C. Jean Wade
	Title:	Vice President, Treasurer, and
Chief Financial Officer
(principal financial officer)

Date:	February 23, 2017